UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05577

The Glenmede Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1 Lincoln Street, Floor 8

SFC0805

Boston, MA 02111

(Address of Principal Executive Offices)(Zip Code)

Michael P. Malloy, Esq.

Secretary

Faegre Drinker Biddle & Reath LLP

One Logan Square

Suite 2000

Philadelphia, PA 19103-6996

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

1-800-442-8299

Date of Fiscal Year End: October 31

Date of Reporting Period: October 31, 2020

Item 1. Reports to Stockholders.

The Glenmede Fund, Inc.
The Glenmede Portfolios
Annual Report
October 31, 2020
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolios’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolios or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolios or your financial intermediary electronically by contacting the Fund at 1-800-442-8299 or by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform the Portfolios or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-442-8299 or by contacting your financial intermediary. Your election to receive reports in paper will apply to all Portfolios you hold in the Glenmede fund complex and with your financial intermediary.

The performance for the portfolios shown on pages 2 to 4 and 5 to 23 represents past performance and is not a guarantee of future results. A portfolio’s share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than their original cost.
An investment in a portfolio is neither insured nor guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency or bank.
Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
The reports concerning the portfolios included in this shareholder report may contain certain forwardlooking statements about the factors that may affect the performance of the portfolios in the future. These statements are based on the adviser’s predictions and expectations concerning certain future events and their expected impact on the portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events and other factors that may influence the future performance of the portfolios. The adviser believes these forwardlooking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

The Glenmede Fund, Inc.
The Glenmede Portfolios

1

The Glenmede Fund, Inc. and the Glenmede Portfolios
President’s Letter
Dear Shareholder:
We are pleased to present the annual report of the Glenmede family of funds for the fiscal year ended October 31, 2020. The fiscal year exhibited record volatility associated with the coronavirus (COVID-19) outbreak. Despite the extreme market conditions, large cap domestic equity and fixed income markets produced positive results for the fiscal year ended October 31, 2020. Following the first calendar quarter’s fastest-ever bear market plunge, the second quarter marked another record-breaking trend to the upside. The S&P 500® Index1 recovered from its bottom to within 5% of its February peak in only 53 trading days. To compensate for the drastic job losses associated with COVID-19 shutdowns and to stabilize markets, the Federal Reserve injected unprecedented liquidity, expanding its balance sheet by $3 trillion in only three months.
At the fiscal year end on October 31, 2020, The Glenmede Fund, Inc. and The Glenmede Portfolios (collectively, the “Glenmede Funds”) consisted of 19 Portfolios with total assets of $6.7 billion. During the fiscal year, no new portfolios were launched and one portfolio was closed: The Glenmede Fund, Inc. - Alternative Risk Premia Portfolio.
The fiscal year ended October 31, 2020 was extremely volatile and dominated by mega cap tech related stocks. U.S. large cap growth stocks, as represented by the Russell 1000® Growth Index1, rose 29.22% outpacing its value counterpart by an astounding 36.79% (Russell 1000® Value Index1 lost -7.57% during the fiscal year). Overall the S&P 500® Index1 gained 9.71%. Economic uncertainties, exacerbated by the COVID-19 outbreak, led investors to prefer the perceived earnings stability of large capitalization companies as opposed to their more cyclically exposed small capitalization brethren with the Russell 2000® Index1 returning -0.14% versus a return of 10.87% on the Russell 1000® Index1 for the fiscal year ended October 31, 2020. Similarly, international equity markets as represented by the MSCI EAFE Index1 also underperformed domestic markets for the fiscal year, gaining a modest 0.49%. In emergency response to support the U.S. economy, the Federal Reserve cut the Fed funds rate to the lowest level possible without risking negative interest rates. Since October 2019, the Fed funds rate decreased by 150 basis points2. Considering the lower Fed funds rate and uncertainty of the economy, the treasury curve steepened with the 2-year treasury rate falling 137 basis points2 and the 10-year treasury rate falling 82 basis points2. The Bloomberg Barclays Capital U.S. Aggregate Bond Index1 rose 6.19% and the Bloomberg Barclays Capital Municipal 1-10 Year Blend Index1 gained 3.54% for the fiscal year ended October 31, 2020.
The Glenmede Equity Income Portfolio achieved a five star (★★★★★) Overall Morningstar RatingTM3 among 1,124 Large Value Equity Funds for the period ended October 31, 2020 (based on risk adjusted returns). The Glenmede Secured Options Portfolio (Advisor Class) achieved a four star (★★★★) Overall Morningstar RatingTM3 among 109 Option-based Funds for the period ended October 31, 2020 (based on risk adjusted returns). The Glenmede Quantitative U.S. Total Market Equity Portfolio achieved a four star (★★★★) Overall Morningstar RatingTM3 among 389 U.S. Domiciled Mid Cap Value Equity Funds for the period ended October 31, 2020 (based on risk adjusted returns).
We have included Portfolio Highlights for each individual fund in this report. We welcome any questions about the Glenmede Funds and thank our shareholders for their continued support.
Sincerely,
Kent E. Weaver, Jr.
President
November 19, 2020
2

Past performance is no guarantee of future results.
Mutual fund investing involves risks. Principal loss is possible. The Portfolios may invest in foreign securities which, especially in emerging markets, will involve greater volatility and political, economic and currency risks and differences in accounting methods. The Small Cap Equity Portfolio and Quantitative U.S. Small Cap Equity Portfolio invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility than larger companies. The Quantitative U.S. Large Cap Value Equity portfolio may invest in IPOs and the market value of IPO shares could fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. Short sales by the Quantitative U.S. Long/Short Equity Portfolio and the Quantitative U.S. Total Market Equity Portfolio involve leverage risk, credit exposure to brokers that execute the short sales and have potentially unlimited losses. Use of derivatives by the Secured Options Portfolio and the Global Secured Options Portfolio may involve greater liquidity, counterparty, credit and pricing risks. The Muni Intermediate Portfolio, High Yield Municipal Portfolio and Short Term Tax Aware Fixed Income Portfolio invest in debt instruments of municipal issuers whose ability to meet their obligations may be affected by political and economic factors in the Issuer’s region. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The High Yield Municipal Portfolio invests in “Junk Bonds” which are securities rated below investment grade and are high risk investments that have greater credit risk, are less liquid and have more volatile prices than investment grade bonds. The Secured Options Portfolio and the Global Secured Options Portfolio invest in options which have risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates and currency exchange rates. Covered call writing may limit the upside of an underlying security. This investment may not be suitable for all investors. The application of the social, governance and/or environmental standards of the Responsible ESG U.S. Equity Portfolio and the women in leadership criteria of the Women in Leadership U.S. Equity Portfolio will affect each Portfolio’s exposure to certain Issuers, industries, sectors, regions and countries and may impact the relative performance of these Portfolios, either positively or negatively, depending on whether such investments are in or out of favor. The Equity Income Portfolio invests in dividend paying stocks. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. Dividend paying securities can fall out of favor with the market, causing the Portfolio during such periods to underperform funds that do not focus on dividends.
Diversification does not assure a profit or protect against a loss in a declining market.
An investment in a Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, any other government agency or bank.
[1]	The indices are defined on pages 24 to 26.
[2]	A basis point equals .01%.
[3]	©2020 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
The Morningstar Rating™ for funds, or "star rating", is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-end mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating™ metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.
As of October 31, 2020, the Equity Income Portfolio was rated against the following numbers of U.S.-domiciled Large Value Equity funds over the following time periods: 1,124 funds overall and 1,124 funds in the last three years. With respect to these Large Value Equity funds, the Equity Income Portfolio received an Overall Morningstar Rating™ of ★★★★★ stars and a Morningstar Rating™ of ★★★★★ stars for the three-year period. As of October 31, 2020, the Secured Options Portfolio (Advisor Class and Institutional Class) was rated against the following numbers of Option-based funds over the following time periods: 109 funds overall, 109 funds in the last three years, 63 funds in the last five years and 15 funds in the last ten years. With respect to these Option-based funds, the Secured Options Portfolio (Advisor Class) received an Overall Morningstar Rating™ of ★★★★ stars and a Morningstar Rating™ of ★★★ stars, ★★★ stars and ★★★★★ stars for the three-, five- and ten year
3

periods, respectively. With respect to these Option-based funds, the Secured Options Portfolio (Institutional Class) received an Overall Morningstar Rating™ of ★★★ stars and a Morningstar Rating™ of ★★★ stars, ★★★ stars and ★★★★★ stars for the three-, five- and ten year periods, respectively. As of October 31, 2020, the Quantitative U.S. Total Market Equity Portfolio was rated against the following numbers of U.S.- domiciled Mid-Cap Value funds over the following time periods: 389 funds overall, 389 funds in the last three years, 345 funds in the last five years and 247 funds in the last ten years. With respect to these Mid-Cap Value funds, the Quantitative U.S. Total Market Equity Portfolio received an Overall Morningstar Rating™ of ★★★★ stars and a Morningstar Rating™ of ★★★ stars, ★★★ stars and ★★★★ stars for the three-, five- and ten-year periods, respectively. Past performance is no guarantee of future results. Ratings for other share classes may differ.
This material must be preceded or accompanied by a current prospectus.
The Glenmede Fund, Inc. and The Glenmede Portfolios are distributed by Quasar Distributors, LLC. 12/20.
Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as S&P Global Ratings. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ’AAA’, which is the highest grade, to ’D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as non-rated.
A Portfolio’s holdings and allocations are subject to change and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to a Portfolio’s Schedule of Investments contained in this report for a full listing of portfolio holdings.
4

The Glenmede Fund, Inc.

Quantitative U.S. Large Cap Core Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2020
Average Annual Total Return
		Return After Taxes on
Quantitative U.S. Large Cap Core Equity Portfolio – Advisor Class	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	Russell 1000® Index	Morningstar Large Blend Average
Year ended 10/31/20	-1.90%	-3.29%	-0.31%	10.87%	6.30%
Five Years ended 10/31/20	7.17%	5.97%	5.54%	11.79%	9.39%
Ten Years ended 10/31/20	11.73%	10.87%	9.67%	13.05%	10.68%
Inception (02/27/04) through 10/31/20[1]	8.48%	7.87%	7.10%	8.91%	7.26%
Quantitative U.S. Large Cap Core Equity Portfolio – Institutional Class
Year ended 10/31/20	-1.75%	-3.23%	-0.22%	10.87%	6.30%
Inception (12/30/15) through 10/31/20[2]	7.67%	6.45%	5.94%	12.34%	10.15%
For the fiscal year ended October 31, 2020, the Portfolio’s Advisor Class underperformed the Russell 1000® Index by 12.77%. Market volatility increased significantly as investors reacted to the global spread of the COVID-19 pandemic. Large cap growth stocks outperformed value stocks by the widest levels since 1979. In the past year, the Portfolio was negatively impacted by its relatively lower average market capitalization within the large cap range and underexposure to the largest technology/internet companies such as Apple (AAPL, +76.8%), Amazon (AMZN, +70.9%) and Microsoft (MSFT, +42.8%). These three stocks accounted for about 66% (713 basis points) of the overall Russell 1000® Index performance. The Portfolio’s performance also had negative contributions from multifactor stock ranking models, including biases towards stocks with lower valuations. The Russell 1000® Value Index underperformed the Russell 1000® Growth Index by 36.8%. The Portfolio had positive relative stock performance in four of eleven sectors. The most favorable contributions from stock selection came in the materials and consumer staples sectors. The most negative contributions from stock selection were in the information technology and financial sectors. The Portfolio’s gross annual operating expense ratios, as stated in the February 28, 2020 Prospectuses, are 0.86% (Advisor Shares) and 0.66% (Institutional Shares), respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Quantitative U.S. Large Cap Core Equity Portfolio - Advisor Class vs.
Russell 1000® Index and
Morningstar Large Blend Average
10/31/10 through 10/31/20
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. Performance of the Institutional Class will vary from the Advisor Class due to differences in fees.

[1]	Benchmark returns are for the period beginning February 28, 2004.
[2]	Benchmark returns are for the periods beginning December 30, 2015 for the Russell 1000® Index and January 1, 2016 for Morningstar Large Blend Average.
The indices and certain terms are defined on pages 24 to 26.
5

The Glenmede Fund, Inc.

Quantitative U.S. Large Cap Growth Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2020
Average Annual Total Return
		Return After Taxes on
Quantitative U.S. Large Cap Growth Equity Portfolio – Advisor Class	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	Russell 1000® Growth Index	Morningstar Large Growth Average
Year ended 10/31/20	10.68%	7.31%	8.42%	29.22%	25.92%
Five Years ended 10/31/20	12.32%	10.68%	9.59%	17.32%	14.43%
Ten Years ended 10/31/20	14.76%	13.67%	12.27%	16.31%	13.74%
Inception (02/27/04) through 10/31/20[1]	10.41%	9.71%	8.81%	10.82%	9.07%
Quantitative U.S. Large Cap Growth Equity Portfolio – Institutional Class
Year ended 10/31/20	10.89%	7.42%	8.54%	29.22%	25.92%
Inception (11/05/15) through 10/31/20[2]	12.45%	10.75%	9.68%	17.15%	14.55%
For the fiscal year ended October 31, 2020, the Portfolio’s Advisor Class underperformed the Russell 1000® Growth Index by 18.54%. Market volatility increased significantly as investors reacted to the global spread of the COVID-19 pandemic. Large cap growth stocks outperformed value stocks by the widest levels since 1979. In the past year, the Portfolio was negatively impacted by relative underexposure to large technology/internet companies such as Apple (AAPL, +76.8%), Amazon (AMZN, +70.9%), Microsoft (MSFT, +42.8%), Facebook (FB, +37.3%) and Tesla (TSLA, +516.1%). These five stocks accounted for over half (1,516 basis points) of the overall Russell 1000® Growth Index performance. The Portfolio was also negatively impacted from its relatively lower average market capitalization within the large cap range versus the Russell 1000® Growth Index, as the average stock (+16.8%) held by the Portfolio underperformed the Index by about 12.5%. The Portfolio’s performance had unfavorable contributions from multifactor stock ranking models, including biases towards stocks with lower valuations and attractive fundamentals. The Portfolio had positive relative stock performance in two of ten sectors. The favorable contributions from stock selection came in the real estate and energy sectors. The most negative contributions from stock selection were in information technology and health care sectors. The Portfolio’s gross annual operating expense ratios, as stated in the February 28, 2020 Prospectuses, are 0.86% (Advisor Shares) and 0.66% (Institutional Shares), respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Quantitative U.S. Large Cap Growth Equity Portfolio-Advisor Class vs.
Russell 1000® Growth Index and Morningstar Large Growth Average
10/31/10 through 10/31/20
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. Performance of the Institutional Class will vary from the Advisor Class due to differences in fees.

[1]	Benchmark returns are for the period beginning February 28, 2004.
[2]	Benchmark returns are for the periods beginning November 5, 2015 for the Russell 1000® Growth Index and December 1, 2015 for Morningstar Large Growth Average.
The indices and certain terms are defined on pages 24 to 26.
6

The Glenmede Fund, Inc.

Quantitative U.S. Large Cap Value Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2020
Average Annual Total Return
		Return After Taxes on
Quantitative U.S. Large Cap Value Equity Portfolio	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	Russell 1000® Value Index	Morningstar Large Value Average
Year ended 10/31/20	-10.19%	-10.96%	-5.97%	-7.57%	-7.37%
Inception (11/13/17) through 10/31/20	-1.46%	-2.02%	-1.20%	1.95%	0.45%
For the fiscal year ended October 31, 2020, the Portfolio underperformed the Russell 1000® Value Index by 2.62%. Market volatility increased significantly as investors reacted to the global spread of the COVID-19 pandemic. Large cap growth stocks outperformed value stocks by the widest levels since 1979. In the past year, the Portfolio’s performance had unfavorable contributions from multifactor ranking models, including biases towards stocks with lower valuations. Stocks in the Russell 1000® Value Index with lower valuations (Price/Earnings<15) had a total return of -13.6% and underperformed the Index by about 6.1%. The Portfolio had positive relative stock performance in four of eleven sectors. The most favorable contributions from stock selection came in consumer discretionary and real estate sectors. The most negative contributions from stock selection were in communication services and health care sectors. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2020 Prospectus, is 3.20%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Quantitative U.S. Large Cap Value Equity Portfolio vs.
Russell 1000® Value Index and
Morningstar Large Value Average
11/13/17 through 10/31/20
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

The indices and certain terms are defined on pages 24 to 26.
7

The Glenmede Fund, Inc.

Quantitative U.S. Small Cap Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2020
Average Annual Total Return
		Return After Taxes on
Quantitative U.S. Small Cap Equity Portfolio	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	Russell 2000® Index	Morningstar Small Blend Average
Year ended 10/31/20	-7.37%	-7.61%	-4.31%	-0.14%	-6.45%
Inception (11/13/17) through 10/31/20	-0.90%	-1.08%	-0.71%	2.84%	-1.76%
For the fiscal year ended October 31, 2020, the Portfolio underperformed the Russell 2000® Index by 7.23%. In the past year, the Portfolio’s performance had unfavorable contributions from multifactor ranking models, including biases towards stocks with lower valuations. Stocks in the Russell 2000® Index with lower valuations (Price/Earnings<15) had a total return of -8.5% and underperformed the Index by about 8.4%. The Portfolio had underexposures to companies with negative earnings in the Russell 2000® Index which had a total return of about +21.1%. The Portfolio had positive relative stock performance in three of eleven sectors. The most favorable contributions from stock selection came in consumer discretionary and real estate sectors. The most negative contributions from stock selection were in information technology and health care sectors. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2020 Prospectus, is 4.12%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Quantitative U.S. Small Cap Equity Portfolio vs.
Russell 2000® Index and
Morningstar Small Blend Average
11/13/17 through 10/31/20
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

The indices and certain terms are defined on pages 24 to 26.
8

The Glenmede Fund, Inc.

Quantitative International Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2020
Average Annual Total Return
		Return After Taxes on
Quantitative International Equity Portfolio	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	MSCI World ex USA Index	MSCI EAFE Index	Morningstar Foreign Large Blend Average
Year ended 10/31/20	-11.10%	-12.09%	-6.44%	-6.79%	-6.86%	-4.19%
Five Years ended 10/31/20	0.12%	-0.33%	0.22%	2.98%	2.85%	3.02%
Ten Years ended 10/31/20	1.09%	0.74%	1.00%	3.59%	3.82%	3.40%
Inception (11/17/88) through 10/31/20[1]	5.78%	4.59%	4.70%	4.36%	4.23%	5.02%
For fiscal year ended October 31, 2020, the Portfolio underperformed the MSCI World ex USA Index by 4.31% and MSCI EAFE Index by 4.24%, respectively. Market volatility increased significantly as investors reacted to the global spread of the COVID-19 pandemic. The Portfolio’s performance had unfavorable contributions from multifactor ranking models, including biases towards stocks with lower valuations. Stocks in the MSCI World ex USA Index with lower valuations (Price/Earnings<15) had a total return of -15.8% and underperformed the index by about 9.5%. The leading country/region indicators had relatively negative impacts on the Portfolio’s performance with overweightings in Japan/Singapore/United Kingdom and underweightings in Australia/Denmark/Canada stocks. Leading industry group indicators had positive effects on the Portfolio’s performance, including relative overweightings of health care/technology stocks and underweightings of energy stocks. The Portfolio had positive relative stock performance in two of eleven sectors. The favorable contributions from stock selection came in the materials and consumer discretionary sectors. The most negative contributions from stock selection were in the health care and communication services sectors. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2020 Prospectus, is 1.10%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Quantitative International Equity Portfolio vs.
MSCI World ex USA Index,
MSCI EAFE Index and
Morningstar Foreign Large Blend Average
10/31/10 through 10/31/20
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted above reflects fee waivers in effect during certain periods and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns other than after tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1]	Benchmark returns are for the period beginning November 30, 1988.
The indices and certain terms are defined on pages 24 to 26.
9

The Glenmede Fund, Inc.

Responsible ESG U.S. Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2020
Average Annual Total Return
Responsible ESG U.S. Equity Portfolio		Russell 1000® Index	Morningstar Large Blend Average
Year ended 10/31/20	0.87%	10.87%	6.30%
Inception (12/22/15) through 10/31/20[1]	9.53%	12.56%	10.15%
For the fiscal year ended October 31, 2020, the Portfolio underperformed the Russell 1000® Index by 10.00%. The Portfolio selects stocks based on combination of multi-factor models and ESG ratings (environmental, socially responsible and governance). Market volatility increased significantly as investors reacted to the global spread of the COVID-19 pandemic. Large cap growth stocks outperformed value stocks by the widest levels since 1979. In the past year, the Portfolio was negatively impacted from its relatively lower average market capitalization within the large cap range and underexposures to the largest technology/internet companies such as Apple (AAPL, +76.8%), Amazon (AMZN, +70.9%) and Microsoft (MSFT, +42.8%). These three stocks accounted for about 66% (713 basis points) of the overall Russell 1000® Index performance. The Portfolio’s performance had negative contributions from multifactor stock ranking models, including biases towards stocks with lower valuations. The Russell 1000® Value Index underperformed the Russell 1000® Growth Index by 36.8%. The Portfolio had positive relative stock performance in four of eleven sectors. The most favorable contributions from stock selection came in the real estate and consumer staples sectors. The most negative contributions from stock selection were in information technology and consumer discretionary sectors. The Portfolio’s gross annual operating expense ratio, as stated in February 28, 2020 Prospectus, is 1.07%. This ratio can fluctuate and may differ from expense ratio disclosed in Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Responsible ESG U.S. Equity Portfolio vs.
Russell 1000® Index and
Morningstar Large Blend Average
12/22/15 through 10/31/20
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares.

[1]	Benchmark returns are for the periods beginning December 22, 2015 for the Russell 1000® Index and January 1, 2016 for Morningstar Large Blend Average.
The indices and certain terms are defined on pages 24 to 26.
10

The Glenmede Fund, Inc.

Women in Leadership U.S. Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2020
Average Annual Total Return
Women in Leadership U.S. Equity Portfolio		Russell 1000® Index	Morningstar Large Value Average
Year ended 10/31/20	-2.15%	10.87%	-7.37%
Inception (12/22/15) through 10/31/20[1]	8.46%	12.56%	6.04%
For the fiscal year ended October 31, 2020, the Portfolio underperformed the Russell 1000® Index by 13.02%. The Portfolio selects stocks based on companies that meet specific women in leadership criteria (including, but not limited to, a chairwoman, female chief executive officer, female board members or women in management positions). Market volatility increased significantly as investors reacted to the global spread of the COVID-19 pandemic. Large cap growth stocks outperformed value stocks by the widest levels since 1979. In the past year, the Portfolio was negatively impacted from its relatively lower average market capitalization within the large cap range and underexposures to the largest technology/internet companies such as Apple (AAPL, +76.8%), Amazon (AMZN, +70.9%) and Microsoft (MSFT, +42.8%). These three stocks accounted for about 66% (713 basis points) of the overall Russell 1000® Index performance. The Portfolio’s performance had negative contributions from multifactor stock ranking models, including biases towards stocks with lower valuations. The Russell 1000® Value Index underperformed the Russell 1000® Growth Index by 36.8%. The Portfolio had positive relative stock performance in two of eleven sectors. The favorable contributions from stock selection came in the real estate and industrial sectors. The most negative contributions from stock selection were in information technology and consumer discretionary sectors. The Portfolio’s gross annual operating expense ratio, as stated in February 28, 2020 Prospectus, is 1.11%. This ratio can fluctuate and may differ from expense ratio disclosed in Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Women in Leadership U.S. Equity Portfolio vs.
Russell 1000® Index and
Morningstar Large Value Average
12/22/15 through 10/31/20
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares.

[1]	Benchmark returns are for the periods beginning December 22, 2015 for the Russell 1000® Index and January 1, 2016 for Morningstar Large Value Average.
The indices and certain terms are defined on pages 24 to 26.
11

The Glenmede Fund, Inc.

Quantitative U.S. Long/Short Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2020
Average Annual Total Return
Quantitative U.S. Long/Short Equity Portfolio – Advisor Class		Russell 3000® Index	Bloomberg Barclays U.S. Treasury Bellwether 3-Month Index	Blended Index	Morningstar Long/Short Average
Year ended 10/31/20	-7.07%	10.15%	0.92%	4.21%	2.03%
Five Years ended 10/31/20	-0.29%	11.48%	1.22%	4.41%	2.42%
Ten Years ended 10/31/20	2.82%	12.80%	0.65%	4.34%	3.04%
Inception (09/29/06) through 10/31/20[1]	1.09%	8.80%	1.09%	3.57%	2.00%
Quantitative U.S. Long/Short Equity Portfolio – Institutional Class
Year ended 10/31/20	-6.78%	10.15%	0.92%	4.21%	2.03%
Since Inception (09/13/19) through 10/31/20[2]	-6.56%	10.11%	1.09%	4.72%	0.42%
For the fiscal year ended October 31, 2020, the Portfolio’s Advisor Class underperformed the Bloomberg Barclays U.S. Treasury Bellwether 3-Month Index by 7.99%. Over the past year, the average net equity exposure for the Portfolio was about 29.5%. Market volatility increased significantly as investors reacted to the global spread of the COVID-19 pandemic. The Russell 3000® Growth Index outperformed the Russell 3000® Value Index by 36.2%. In the past year, the Portfolio was negatively impacted from its relatively lower average market capitalization and underexposure to the largest technology/internet companies such as Apple (AAPL, +76.8%), Amazon (AMZN, +70.9%) and Microsoft (MSFT, +42.8%). These three stocks accounted for about 66% (672 basis points) of the overall Russell 3000® Index performance. The Portfolio’s performance had unfavorable contributions from multifactor stock ranking models, including biases towards stocks with lower valuations and attractive fundamentals. The Portfolio’s long stock positions (-1.7%) underperformed the short positions (+8.4%) by about 10.1%. Overall, the Portfolio had positive relative stock performance in three of eleven sectors. The most favorable contributions from stock selection came in consumer discretionary and health care sectors. Most negative contributions from stock selection were in information technology and industrial sectors. The Portfolio’s gross annual operating expense ratios, as stated in the February 28, 2020 Prospectuses, are 2.78% (Advisor Shares) and 2.36% (Institutional Shares), respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Quantitative U.S. Long/Short Equity Portfolio-Advisor Class vs.
Russell 3000® Index, Bloomberg Barclays U.S. Treasury Bellwether 3-Month Index,
Blended Index and Morningstar Long/Short Average
10/31/10 through 10/31/20
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Performance of the Institutional Class will vary from the Advisor Class due to differences in fees.

[1]	Benchmark returns are for the periods beginning September 30, 2006 for the Russell 3000® Index and October 1, 2006 for Morningstar Long/Short Average.
[2]	Benchmark returns are for the periods beginning September 13, 2019 for the Russell 3000® Index and October 1, 2019 for Morningstar Long/Short Average.
The indices and certain terms are defined on pages 24 to 26.
12

The Glenmede Fund, Inc.

Quantitative U.S. Total Market Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2020
Average Annual Total Return
Quantitative U.S. Total Market Equity Portfolio		Russell 3000® Index	Morningstar Mid-Cap Value Average
Year ended 10/31/20	-8.82%	10.15%	-10.02%
Five Years ended 10/31/20	4.86%	11.48%	3.64%
Ten Years ended 10/31/20	9.22%	12.80%	7.71%
Inception (12/21/06) through 10/31/20[1]	5.30%	8.41%	5.18%
For fiscal year ended October 31, 2020, the Portfolio underperformed the Russell 3000® Index by 18.97%. Market volatility increased significantly as investors reacted to the global spread of the COVID-19 pandemic. The Russell 3000® Growth Index outperformed the Russell 3000® Value Index by 36.2%. In the past year, the Portfolio was negatively impacted from its relatively lower average market capitalization and underexposure to the largest technology/internet companies such as Apple (AAPL, +76.8%), Amazon (AMZN, +70.9%) and Microsoft (MSFT, +42.8%). These three stocks accounted for about 66% (672 basis points) of the overall Russell 3000® Index performance. The Portfolio’s performance had unfavorable contributions from multifactor stock ranking models, including biases towards stocks with lower valuations and attractive fundamentals. The Portfolio’s long stock positions (-4.1%) underperformed the short positions (+4.6%) by about 8.7%. Overall, the Portfolio had positive relative stock performance in two of eleven sectors. The favorable contributions from stock selection came in health care and utilities sectors. The most negative contributions from stock selection were in information technology and communication services sectors. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2020 Prospectus, is 2.48%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Quantitative U.S. Total Market Equity Portfolio vs.
Russell 3000® Index and
Morningstar Mid-Cap Value Average
10/31/10 through 10/31/20
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares.

[1]	Benchmark returns are for the periods beginning December 31, 2006 for the Russell 3000®Index and January 1, 2007 for Morningstar Mid-Cap Value Average.
The indices and certain terms are defined on pages 24 to 26.
13

The Glenmede Fund, Inc.

Strategic Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2020
Average Annual Total Return
		Return After Taxes on
Strategic Equity Portfolio	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	S&P 500® Index	Dow Jones Industrial Average	Morningstar Large Blend Average
Year ended 10/31/20	-0.18%	-0.95%	0.25%	9.71%	0.34%	6.30%
Five Years ended 10/31/20	10.08%	8.59%	7.70%	11.71%	11.12%	9.39%
Ten Years ended 10/31/20	11.16%	9.67%	8.84%	13.01%	11.82%	10.68%
Inception (07/20/89) through 10/31/20[1]	8.69%	7.32%	7.02%	9.86%	10.40%	8.24%
For the fiscal year ended October 31, 2020, the Strategic Equity Portfolio returned -0.18%. The S&P 500® Index returned 9.71% for the same period. Relative performance of the Portfolio versus the Index was hurt by stock selection. The benchmark return was fueled by a few mega-capitalization stocks that significantly outperformed the average stock over this period. The Portfolio was relatively underweight in those mega-cap companies, which was the primary reason for the performance gap during the period. A focus on owning companies that demonstrate consistently strong profitability aided Portfolio performance versus the average company in the Index, but was far overwhelmed by the strong performance of those mega-cap companies. The Portfolio seeks to generate outperformance over time by investing in those companies with strong profitability whose shares are trading at reasonable valuations relative to business fundamentals. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2020 Prospectus, is 0.84%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Strategic Equity Portfolio vs.
S&P 500® Index, Dow Jones Industrial Average and
Morningstar Large Blend Average
10/31/10 through 10/31/20
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Aftertax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1]	Benchmark returns are for the period beginning July 31, 1989.
The indices and certain terms are defined on pages 24 to 26.
14

The Glenmede Fund, Inc.

Small Cap Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2020
Average Annual Total Return
Small Cap Equity Portfolio – Advisor Class		Russell 2000® Index	Russell 2000® Value Index	S&P 500® Index	Morningstar Small Blend Average
Year ended 10/31/20	-1.63%	-0.14%	-13.92%	9.71%	-6.45%
Five Years ended 10/31/20	3.93%	7.27%	3.71%	11.71%	4.63%
Ten Years ended 10/31/20	9.15%	9.64%	7.06%	13.01%	7.92%
Inception (03/01/91) through 10/31/20[1]	9.61%	9.43%	9.99%	9.88%	9.30%
Small Cap Equity Portfolio – Institutional Class
Year ended 10/31/20	-1.44%	-0.14%	-13.92%	9.71%	-6.45%
Five Years ended 10/31/20	4.14%	7.27%	3.71%	11.71%	4.63%
Ten Years ended 10/31/20	9.38%	9.64%	7.06%	13.01%	7.92%
Inception (01/02/98) through 10/31/20[2]	7.23%	7.07%	6.84%	7.48%	7.17%
For the fiscal year ended October 31, 2020, the Small Cap Equity Portfolio Advisor Class returned -1.63% and the Small Cap Equity Portfolio Institutional Class returned -1.44%, compared to the Russell 2000® Index return of -0.14% and the Morningstar Small Blend Average return of -6.45%. The healthcare sector accounted for the majority of the underperformance, followed by the consumer staples and materials sectors. The industrials sector was the best performing sector on a relative basis. The Portfolio’s gross annual operating expense ratios, as stated in the February 28, 2020 Prospectuses are 0.93% and 0.73% for the Advisor and Institutional Class shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Small Cap Equity Portfolio-Advisor Class vs.
S&P 500® Index,
Russell 2000® Index,
Russell 2000® Value Index and
Morningstar Small Blend Average
10/31/10 through 10/31/20
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Performance of the Institutional Class will vary from the Advisor Class due to differences in fees.

[1]	Benchmark returns are for the inception period beginning February 28, 1991 for both Russell 2000® Indices and the S&P 500® Index and April 1, 1991 for the Morningstar Small Blend Average.
[2]	Benchmark returns are for the inception period beginning January 2, 1998 for both Russell 2000® Indices and the S&P 500® Index and February 1, 1998 for the Morningstar Small Blend Average.
The indices and certain terms are defined on pages 24 to 26.
15

The Glenmede Fund, Inc.

Large Cap Value Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2020
Average Annual Total Return
Large Cap Value Portfolio		Russell 1000® Value Index	S&P 500® Index	Morningstar Large Value Average
Year ended 10/31/20	-14.20%	-7.57%	9.71%	-7.37%
Five Years ended 10/31/20	3.69%	5.82%	11.71%	5.31%
Ten Years ended 10/31/20	7.69%	9.48%	13.01%	8.36%
Inception (01/04/93) through 10/31/20[1]	8.11%	9.04%	9.67%	7.56%
For the fiscal year ended October 31, 2020, the Large Cap Value Portfolio returned -14.20% versus -7.57% for its benchmark, the Russell 1000® Value Index. Stock selection in the Communications sector was our biggest detractor from performance, followed by the Health Care and Consumer Discretionary sectors. Offsetting this was positive relative contributions from the Real Estate, Financials, and Energy sectors. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2020 Prospectus, is 1.00%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Large Cap Value Portfolio vs.
Russell 1000® Value Index,
S&P 500® Index and
Morningstar Large Value Average
10/31/10 through 10/31/20
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

[1]	Benchmark returns are for the period beginning December 31, 1992.
The indices and certain terms are defined on pages 24 to 26.
16

The Glenmede Fund, Inc.

Equity Income Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2020
Average Annual Total Return
Equity Income Portfolio		S&P 500® Index	Morningstar Large Value Average
Year ended 10/31/20	-0.38%	9.71%	-7.37%
Inception (12/21/16) through 10/31/20	7.30%	12.14%	3.91%
For the fiscal year ended October 31, 2020, the Equity Income Portfolio returned -0.38% versus 9.71% for its benchmark, the S&P 500® Index. Looking at relative performance across sectors, Technology, Consumer Discretionary, and Communications were the most significant detractors from performance. Positive relative performance came from the Industrials, Materials, and Consumer Staples sectors. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2020 Prospectus, is 1.01%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Equity Income Portfolio vs.
S&P 500® Index and
Morningstar Large Value Average
12/21/16 through 10/31/20
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares.

The indices and certain terms are defined on pages 24 to 26.
17

The Glenmede Fund, Inc.

Secured Options Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2020
Average Annual Total Return
Secured Options Portfolio – Advisor Class		CBOE S&P 500® PutWrite Index[1]	CBOE S&P 500® BuyWrite Index	S&P 500® Index
Year ended 10/31/20	-3.50%	-6.38%	-10.93%	9.71%
Five Years ended 10/31/20	3.98%	3.07%	2.98%	11.71%
Ten Years ended 10/31/20	6.59%	5.76%	5.44%	13.01%
Inception (06/30/10) through 10/31/20	7.86%	6.96%	6.40%	14.15%
Secured Options Portfolio – Institutional Class
Year ended 10/31/20	-3.31%	-6.38%	-10.93%	9.71%
Inception (11/09/16) through 10/31/20	3.60%	2.38%	2.34%	13.15%
For the fiscal year ended October 31, 2020, the Secured Options Portfolio invested in cash-secured put options on the S&P 500® Index in an effort to reduce equity volatility, obtain option premiums and provide more stable returns. For this period, the Portfolio’s Advisor Class experienced a total return of -3.50% while its benchmark, the CBOE S&P 500® PutWrite Index, declined by -6.38% and the CBOE S&P 500® BuyWrite Index declined by -10.93%. The Portfolio’s outperformance was driven primarily by the Portfolio’s active strike selection process, which seeks to identify the most advantageously priced options that expire in less than 3-months, and the Portfolio’s use of cash-secured puts, which outperformed covered calls. Generally speaking, cash or cash-equivalent instruments are pledged to fully collateralize cash-secured written put options. In lieu of cash secured put options, the Portfolio may also pledge liquid long equities to fully collateralize covered call options. The Portfolio’s gross annual operating expense ratios, as stated in the February 28, 2020 Prospectuses, are 0.87% (Advisor Class) and 0.67% (Institutional Class), respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Secured Options Portfolio - Advisor Class vs.
CBOE S&P 500® PutWrite Index,
CBOE S&P 500® BuyWrite Index and
S&P 500® Index
10/31/10 through 10/31/20
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Performance of the Institutional Class will vary from the Advisor Class due to differences in fees.

[1]	The Portfolio has changed its primary benchmark index to the CBOE S&P 500® PutWrite Index because the Investment Advisor believes that, given the Portolio’s investment strategy, the CBOE S&P 500® PutWrite Index provides a more appropriate basis for performance comparison than the CBOE S&P 500® BuyWrite Index.
The indices and certain terms are defined on pages 24 to 26.
18

The Glenmede Fund, Inc.

Global Secured Options Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2020
Average Annual Total Return
Global Secured Options Portfolio		MSCI All Country World Index	MSCI EAFE Index
Year ended 10/31/20	-1.07%	4.89%	-6.86%
Five Years ended 10/31/20	3.10%	8.11%	2.85%
Inception (09/28/12) through 10/31/20	3.41%	8.52%	4.68%
For the fiscal year ended October 31, 2020, the Global Secured Options Portfolio invested in cash-secured put options on the S&P 500® Index, Russell 2000® Index, iShares MSCI EAFE ETF (EFA) and iShares MSCI Emerging Market ETF (EEM) in an effort to reduce equity volatility, obtain option premiums and provide more stable returns. For this period, the Portfolio had a total return of -1.07% while its benchmark, the MSCI All Country World (ACWI) Index, returned 4.89%. The Portfolio’s underperformance relative to the MSCI All Country World (ACWI) Index was primarily driven by our lower exposure to equities during the global market snapback this year and our exposure to the global volatility risk premium, which experienced its most negative monthly return period in March 2020 for U.S. large capitalization, U.S. small capitalization and emerging markets stocks. Generally speaking, cash or cash-equivalent instruments are pledged to fully collateralize cash-secured written put options. In lieu of cash secured put options, the Portfolio may also pledge liquid long equities to fully collateralize covered call options. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2020 Prospectus, is 9.82%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
Global Secured Options Portfolio vs.
MSCI All Country World Index
MSCI EAFE Index
09/28/12 through 10/31/20
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted above reflects expense reimbursements in effect during certain periods and would have been lower in their absence. The total return was affected by a deficiency dividend paid during the period. If the deficiency dividend was not paid total return would have been lower. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

The indices and certain terms are defined on pages 24 to 26.
19

The Glenmede Fund, Inc.

Core Fixed Income Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2020
Average Annual Total Return
Core Fixed Income Portfolio		Bloomberg Barclays U.S. Aggregate Bond Index	Morningstar Intermediate - Core Bond Average
Year ended 10/31/20	5.82%	6.19%	5.95%
Five Years ended 10/31/20	3.48%	4.08%	3.95%
Ten Years ended 10/31/20	2.94%	3.55%	3.50%
Inception (11/17/88) through 10/31/20[1]	5.75%	6.20%	5.59%
The Core Fixed Income Portfolio returned 5.82% for the year ended October 31, 2020. Its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 6.19% for the year and the Portfolio’s peer group, the Morningstar Intermediate – Core Bond Average, returned 5.95% for the year. The Portfolio’s underperformance versus the Bloomberg Barclays U.S. Aggregate Bond Index can be attributed to the Portfolio’s bias towards higher credit quality, and less exposure to the long end of the curve. Long corporate bonds returned 7.79% for the year versus intermediate corporate bonds, which returned 5.65%. The Index also holds over 14% of the lower tier BBB sector while the Core Fixed Income Portfolio holds none. The Portfolio’s performance versus its peer group can also be attributed to the Portfolio’s high credit quality bias, yield curve positioning, and low risk themes.
The Portfolio seeks to add value by monitoring yield curve exposure while utilizing sector and security selection. Diversification, liquidity, and low risk themes dominate the Portfolio’s investment discipline. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2020 prospectus, is 0.53%. This rate can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.
Hypothetical Illustration of $10,000 Invested in
Core Fixed Income Portfolio vs.
Bloomberg Barclays U.S. Aggregate Bond Index and
Morningstar Intermediate-Core Bond Average
10/31/10 through 10/31/20
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

[1]	Benchmark returns are for the periods beginning November 30, 1988 for Bloomberg Barclays U.S. Aggregate Bond Index and December 1, 1988 for Morningstar Intermediate-Core Bond Average.
The indices and certain terms are defined on pages 24 to 26.
20

The Glenmede Fund, Inc.

Short Term Tax Aware Fixed Income Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2020
Average Annual Total Return
		Return After Taxes on
Short Term Tax Aware Fixed Income Portfolio	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	BofA Merrill Lynch 1-3 Year U.S. Municipal Securities Index	Morningstar Muni National Short Average
Year ended 10/31/20	1.96%	1.62%	1.25%	2.20%	1.92%
Inception (06/29/16) through 10/31/20[1]	1.29%	1.14%	1.05%	1.57%	1.43%
For the fiscal year ended October 31, 2020, the Short Term Tax Aware Fixed Income Portfolio returned 1.96%. Its benchmark, the BofA Merrill Lynch 1-3 Year US Municipal Securities Index returned 2.20% and the Portfolio’s peer group, the Morningstar Muni National Short Average returned 1.92%. The Portfolio felt some performance drag from an under-allocation to BBB exposure, while high quality, longer maturity holdings provided cushion to the Portfolio’s total return. The Portfolio’s tactical exposure to taxable securities, both corporate and municipal, was a positive contributor to relative performance. This tactical exposure varied throughout the period as yield levels among the investible assets swung aggressively, ending the fiscal year at 18% as taxable municipal issuance, and relative value, significantly increased.
The Portfolio seeks to add value through active credit-quality and taxable exposure, as well as sector and security selection. Diversification, liquidity, and measured risk taking are the focus of the Portfolio’s investment discipline. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2020 prospectus, is 0.67%. This rate can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.
Hypothetical Illustration of $10,000 Invested in
Short Term Tax Aware Fixed Income Portfolio vs.
BofA Merrill Lynch 1-3 Year U.S. Municipal Securities Index and
Morningstar Muni National Short Average
06/29/16 through 10/31/20
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1]	Benchmark returns are for the periods beginning June 29, 2016 for the BofA Merrill Lynch 1-3 Year US Municipal Securities Index.
The indices and certain terms are defined on pages 24 to 26.
21

The Glenmede Fund, Inc.

High Yield Municipal Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2020
Average Annual Total Return
High Yield Municipal Portfolio		Bloomberg Barclays Muni High Yield 5% Tobacco Cap 2% Issuer Cap Index	Bloomberg Barclays Muni BBB Index	Bloomberg Barclays Municipal Bond Index	Morningstar High Yield Muni Average
Year ended 10/31/20	1.09%	-0.32%	1.66%	3.59%	0.18%
Inception (12/22/15) through 10/31/20[1]	4.16%	5.01%	4.42%	3.60%	3.89%
The High Yield Municipal Portfolio (the “Portfolio”) exceeded the Bloomberg Barclays Muni High Yield 5% Tobacco Cap 2% Issuer Cap Index, for the trailing 12 months through October 31, 2020. The Portfolio returned 1.09% while the Index returned -0.32%. With municipal rates moving lower over the year, the Portfolio’s shorter duration position detracted 0.04% of relative return. The sector and security selection were both positive contributors to the Portfolio’s relative return. The Portfolio continued to maintain a bias to higher credit quality with spread valuations at expensive levels in anticipation of increased market volatility through February 2020. As markets became more volatile in March, the Portfolio selectively added risk in sectors like senior living as valuations became more attractive. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2020 prospectus, is 1.00%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.
Hypothetical Illustration of $10,000 Invested in
High Yield Municipal Portfolio vs.
Bloomberg Barclays Muni High Yield 5% Tobacco Cap 2% Issuer Cap Index,
Bloomberg Barclays Muni BBB Index,
Bloomberg Barclays Municipal Bond Index and
Morningstar High Yield Muni Average
12/22/15 through 10/31/20
*	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect during certain periods and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares.

[1]	Benchmark return is for the period beginning January 1, 2016 for the Morningstar High Yield Muni Average.
The indices and certain terms are defined on pages 24 to 26.
22

The Glenmede Portfolios

Muni Intermediate Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2020
Average Annual Total Return
Muni Intermediate Portfolio		Bloomberg Barclays Municipal 1-10 Year Blend Index	Morningstar Muni National Intermediate Average
Year ended 10/31/20	3.64%	3.54%	2.79%
Five Years ended 10/31/20	2.70%	2.80%	2.96%
Ten Years ended 10/31/20	2.45%	2.95%	3.07%
Inception (06/05/92) through 10/31/20	3.95%	N/A*	4.22%
For the fiscal year ended October 31, 2020, the Muni Intermediate Portfolio returned 3.64%. Its benchmark, the Bloomberg Barclays Municipal 1-10 Year Blend Index, returned 3.54% and the Portfolio’s peer group, the Morningstar Muni National Intermediate Average, returned 2.79% for the year. The Portfolio’s outperformance was a function of both actively managed yield curve positioning, specifically an allocation to longer maturity holdings, as well as the Portfolio’s high credit quality bias. The Portfolio successfully balanced preservation of capital and opportunity through the market stress caused by the emergence of the COVID-19 pandemic, not only during the sell-off during the early Spring period, but also participating on the aggressive market recovery through the balance of the fiscal year.
The Portfolio seeks to add value through active yield curve and credit-quality exposure, as well as sector and security selection. Diversification, liquidity, and measured risk taking are the focus of the Portfolio’s investment discipline. The Portfolio’s gross annual operating expense ratio, as stated in the February 28, 2020 prospectus, is 0.24%. This rate can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.
Hypothetical Illustration of $10,000 Invested in
Muni Intermediate Portfolio vs.
Bloomberg Barclays Municipal 1-10 Year Blend Index and
Morningstar Muni National Intermediate Average
10/31/10 through 10/31/20
*	Index commenced 6/30/93. Thus Portfolio inception comparisons are not provided.
**	Assumes the reinvestment of all dividends and distributions.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The indices and certain terms are defined on pages 24 to 26.
23

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

Glossary of Indices & Terms
Indices — It is not possible to invest directly in an index.
The Blended Index is comprised of two benchmarks, weighted 70% Bloomberg Barclays U.S. Treasury Bellweather 3-Month Index and 30% Russell 3000® Index.
The Bloomberg Barclays Municipal 1-10 Year Blend Index is a composite index made up of several different broad sub-indices: the Bloomberg Barclays Municipal 1-Year Index; the Bloomberg Barclays Municipal 3-Year Index; the Bloomberg Barclays Municipal 5-Year Index; the Bloomberg Barclays Municipal 7-Year Index and the Bloomberg Barclays Municipal 10-Year Index. The total of all these indices represents all maturities between 1-10 Years.
The Bloomberg Barclays U.S. Treasury Bellwether 3-Month Index is a market value-weighted index of investment-grade fixed-rate public obligations of the U.S. Treasury with maturities of 3 months, excluding zero coupon strips.
The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Indexes are rebalanced by market capitalization each month.
The Bloomberg Barclays Muni BBB Index is a sub-index of the Bloomberg Barclays U.S. Municipal Index that includes only bonds rated BBB on the day the Index resets. The rating is established using the middle rating of Moody’s Investor Services, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings, Inc.
The Bloomberg Barclays Muni High Yield 5% Tobacco 2% Issuer Cap Index is an issuer constrained sub-index of the Bloomberg Barclays US Municipal High Yield Index that caps issuer exposure to 2% and tobacco stocks to 5%.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.
The BofA Merrill Lynch 1-3 Year US Municipal Securities Index is a subset of The BofA Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity less than 3 years.
The CBOE S&P 500® PutWrite Index is a benchmark index that measures the performance of a hypothetical portfolio that sells S&P 500® Index (SPX) put options against collateralized cash reserves held in a money market account.
The CBOE S&P 500® BuyWrite Index is an index designed to track the performance of a hypothetical covered call strategy on the S&P 500 Index.
The MSCI All Country World Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI All Country World Index is comprised of stocks from both developed and emerging markets.
The MSCI EAFE Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of countries in Australia, New Zealand, Europe and the Far East.
The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries--excluding the United States. With 982 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
The Russell 1000® Index is an unmanaged market capitalization weighted total return index which is comprised of the 1,000 largest companies in the Russell 3000® Index.
The Russell 1000® Growth Index is an unmanaged capitalization weighted total return index which is comprised of securities in the Russell 1000® Index with greater than average growth orientation.
The Russell 1000® Value Index is an unmanaged capitalization weighted total return index which is comprised of those securities in the Russell 1000® Index with a less than average growth orientation.
The Russell 2000® Index is an unmanaged market capitalization weighted total return index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
The Russell 2000® Value Index is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® Value Index serves as a benchmark for small-cap stocks in the United States.
The Russell 3000® Index is an unmanaged capitalization weighted total return index which is comprised of the 3,000 largest U.S. companies based on total market capitalization. The Index re-balances annually.
The Russell 3000® Value Index is a market-capitalization weighted equity index based on the Russell 3000® Index, which measures how U.S. stocks in the equity value segment perform. Included in the Russell 3000® Value Index are stocks from the Russell 3000® Index with lower price-to-book ratios and lower expected growth rates.
24

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

Glossary of Indices & Terms — (Continued)
The Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® Index. The Russell 3000® Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States.
The S&P 500® Index is a market capitalization weighted index comprised of 500 widely held common stocks.
Morningstar Foreign Large Blend Average funds invest mainly in a variety of big international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. The blend style is assigned to funds where neither growth nor value characteristics predominate.
Morningstar High Yield Muni Average funds invest at least 50% of assets in high-income municipal securities that are not rated or that are rated by a major agency such as S&P or Moody’s at the level of BBB (considered speculative in the municipal industry) and below.
Morningstar Intermediate-Core Bond Average contains bond funds that have average durations of greater than 3.5 years and less than 6 years. Most of the funds rotate among a variety of sectors in the bond market, based upon that which appears to offer better values.
Morningstar Large Blend Average funds are fairly representative of the overall U.S. Stock market in size, growth rates, and price. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds returns are often similar to those of the S&P 500 Index.
Morningstar Large Growth Average funds invest in big U.S. companies that are projected to grow faster than other large-cap stocks. This classification consists of stocks in the top 70% of the capitalization of the U.S. equity market defined as large-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). Most of these funds focus on companies in rapidly expanding industries.
Morningstar Large Value Average funds focus on big companies that are less expensive or growing more slowly than other large-cap stocks. These funds often feature investments in energy, financial, or manufacturing sectors.
Morningstar Long/Short Average funds aim to deliberately exploit market movements through the use of a variety of derivative instruments. These can include (but are not limited to) futures, options, swaps, short sells along with physical positions.
Morningstar Mid-Cap Value Average funds invest primarily in mid-cap U.S. stocks that are value-oriented. Midcap stocks collectively represent 20% of the total capitalization of the U.S. equity market (large-cap stocks represent the top 70%). The mid-cap range for market capitalization typically falls between $1-$8 billion. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow).
Morningstar Muni National Short Average invests in bonds with an average duration of less than 4.5 years issued by state and local governments to fund projects. Such bonds are free from federal taxes and from state taxes in the issuing state.
Morningstar Small Blend Average funds favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages.
The Morningstar Muni National Intermediate Average funds have an average duration of more than 4.5 years but less than seven years, or average maturity of more than five years but less than 12 years.
The Dow Jones Industrial Average (DJIA) is a price-weighted index that tracks 30 large, publicly-owned companies trading on the New York Stock Exchange and the NASDAQ.
The CBOE Russell 2000® PutWrite Index is designed to track the performance of a hypothetical strategy that sells a monthly at-the-money (ATM) Russell 2000® Index put option. The written Russell 2000® put option is collateralized by a money market account invested in one-month Treasury bills.
Terms
Cash flow:    measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.
Duration:    is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.
Market Capitalization:    is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.
25

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

Glossary of Indices & Terms — (Concluded)
Total return:    consists of price appreciation/depreciation and income as a percentage of the original investment.
Dividend Yield:    The dividend yield or dividend-price ratio of a share is the dividend per share, divided by the price per share. It is also a company’s total annual dividend payments divided by its market capitalization, assuming the number of shares is constant.
Yield Curve: A yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity. There are three main types of yield curve shapes: normal (upward sloping curve), inverted (downward sloping curve) and flat.
Price-to-earnings ratio (P/E ratio):    is the ratio for valuing a company that measures its current share price relative to its per-share earnings (EPS).
Credit spread:    is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.
26

The Glenmede Fund, Inc.

Shareholder Expenses (Unaudited)
As a shareholder of a Glenmede Portfolio, you incur ongoing costs, including management fees and, for certain classes, shareholder servicing fees and other portfolio expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Glenmede Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
Unless otherwise noted, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.
Actual Expenses
The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
	Beginning Account Value (May 1, 2020)	Ending Account Value (October 31, 2020)	Annualized Expense Ratio	Expenses Paid During Period* (May 1, 2020 to October 31, 2020)
Quantitative U.S. Large Cap Core Equity Portfolio – Advisor
Actual	$1,000.00	$1,108.90	0.87%	$ 4.61
Hypothetical (5% return less expenses)	1,000.00	1,020.80	0.87	4.42
Quantitative U.S. Large Cap Core Equity Portfolio – Institutional
Actual	1,000.00	1,110.00	0.68	3.61
Hypothetical (5% return less expenses)	1,000.00	1,021.70	0.68	3.46
Quantitative U.S. Large Cap Growth Equity Portfolio – Advisor
Actual	1,000.00	1,138.40	0.89	4.78
Hypothetical (5% return less expenses)	1,000.00	1,020.70	0.89	4.52
Quantitative U.S. Large Cap Growth Equity Portfolio – Institutional
Actual	1,000.00	1,139.50	0.69	3.71
Hypothetical (5% return less expenses)	1,000.00	1,021.70	0.69	3.51
Quantitative U.S. Large Cap Value Equity Portfolio
Actual	1,000.00	1,090.40	0.85	4.47
Hypothetical (5% return less expenses)	1,000.00	1,020.90	0.85	4.32
Quantitative U.S. Small Cap Equity Portfolio
Actual	1,000.00	1,139.50	0.85	4.57
Hypothetical (5% return less expenses)	1,000.00	1,020.90	0.85	4.32
Quantitative International Equity Portfolio
Actual	1,000.00	1,071.50	1.00	5.21
Hypothetical (5% return less expenses)	1,000.00	1,020.10	1.00	5.08
Responsible ESG U.S. Equity Portfolio
Actual	1,000.00	1,113.60	0.85	4.52
Hypothetical (5% return less expenses)	1,000.00	1,020.90	0.85	4.32
Women in Leadership U.S. Equity Portfolio
Actual	1,000.00	1,118.20	0.85	4.53
Hypothetical (5% return less expenses)	1,000.00	1,020.90	0.85	4.32
Quantitative U.S. Long/Short Equity Portfolio – Advisor
Actual	1,000.00	1,040.50	2.50	12.82
Hypothetical (5% return less expenses)	1,000.00	1,012.60	2.50	12.65
Quantitative U.S. Long/Short Equity Portfolio – Institutional
Actual	1,000.00	1,042.40	2.22	11.40
Hypothetical (5% return less expenses)	1,000.00	1,014.00	2.22	11.24
27

The Glenmede Fund, Inc.

Shareholder Expenses (Unaudited) — (Concluded)
	Beginning Account Value (May 1, 2020)	Ending Account Value (October 31, 2020)	Annualized Expense Ratio	Expenses Paid During Period* (May 1, 2020 to October 31, 2020)
Quantitative U.S. Total Market Equity Portfolio
Actual	$1,000.00	$1,125.00	2.04%	$10.90
Hypothetical (5% return less expenses)	1,000.00	1,014.90	2.04	10.33
Strategic Equity Portfolio
Actual	1,000.00	1,099.90	0.88	4.65
Hypothetical (5% return less expenses)	1,000.00	1,020.70	0.88	4.47
Small Cap Equity Portfolio – Advisor
Actual	1,000.00	1,200.20	0.95	5.25
Hypothetical (5% return less expenses)	1,000.00	1,020.40	0.95	4.82
Small Cap Equity Portfolio – Institutional
Actual	1,000.00	1,201.30	0.75	4.15
Hypothetical (5% return less expenses)	1,000.00	1,021.40	0.75	3.81
Large Cap Value Portfolio
Actual	1,000.00	1,019.10	1.21	6.14
Hypothetical (5% return less expenses)	1,000.00	1,019.10	1.21	6.14
Equity Income Portfolio
Actual	1,000.00	1,076.50	0.85	4.44
Hypothetical (5% return less expenses)	1,000.00	1,020.90	0.85	4.32
Secured Options Portfolio – Advisor
Actual	1,000.00	1,074.60	0.89	4.64
Hypothetical (5% return less expenses)	1,000.00	1,020.70	0.89	4.52
Secured Options Portfolio – Institutional
Actual	1,000.00	1,075.90	0.69	3.60
Hypothetical (5% return less expenses)	1,000.00	1,021.70	0.69	3.51
Global Secured Options Portfolio
Actual	1,000.00	1,133.50	1.00	5.36
Hypothetical (5% return less expenses)	1,000.00	1,020.10	1.00	5.08
Core Fixed Income Portfolio
Actual	1,000.00	1,002.70	0.55	2.77
Hypothetical (5% return less expenses)	1,000.00	1,022.40	0.55	2.80
Short Term Tax Aware Fixed Income Portfolio
Actual	1,000.00	1,019.90	0.55	2.79
Hypothetical (5% return less expenses)	1,000.00	1,022.40	0.55	2.80
High Yield Municipal Portfolio
Actual	1,000.00	1,088.30	1.00	5.25
Hypothetical (5% return less expenses)	1,000.00	1,020.10	1.00	5.08

*	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), which is net of fee waivers, and include dividends on securities sold short, interest expense and expense reimbursements, if any, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the calendar year (366 days).
28

The Glenmede Portfolios

Shareholder Expenses (Unaudited)
As a shareholder of the Glenmede Muni Intermediate Portfolio, you incur ongoing costs, including shareholder servicing fees and other portfolio expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Glenmede Muni Intermediate Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.
Actual Expenses
The first line under the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line under the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Glenmede Muni Intermediate Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Therefore, the second line under the Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
	Beginning Account Value (May 1, 2020)	Ending Account Value (October 31, 2020)	Annualized Expense Ratio	Expenses Paid During Period* (May 1, 2020 to October 31, 2020)
Muni Intermediate Portfolio
Actual	$1,000.00	$1,036.20	0.25%	$1.28
Hypothetical (5% return less expenses)	1,000.00	1,023.90	0.25	1.27

*	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the calendar year (366 days).
29

The Glenmede Fund, Inc.

Statements Of Assets And Liabilities
October 31, 2020
	Quantitative U.S. Large Cap Core Equity Portfolio	Quantitative U.S. Large Cap Growth Equity Portfolio	Quantitative U.S. Large Cap Value Equity Portfolio
Assets:
Investments at value[1]	$ 1,232,545,584	$ 2,193,058,104	$ 1,579,459
Repurchase agreements at value[1]	7,364,666	13,512,189	9,041
Receivable from Advisor	—	—	2,415
Receivable for fund shares sold	204,330	978,568	—
Dividends receivable	1,784,953	696,905	3,484
Prepaid expenses	9,004	13,674	9
Total assets	1,241,908,537	2,208,259,440	1,594,408
Liabilities:
Payable for fund shares redeemed	1,526,524	2,919,279	—
Payable for Management fees	614,078	1,093,726	844
Payable for Directors’ fees	41,210	73,125	39
Payable for Shareholder Servicing fees	192,041	299,617	307
Accrued expenses	352,426	656,004	5,718
Total liabilities	2,726,279	5,041,751	6,908
Net Assets	$1,239,182,258	$2,203,217,689	$ 1,587,500
Net Assets consist of:
Par value ($0.001 of shares outstanding)	$ 49,588	$ 68,807	$ 176
Paid-in capital in excess of par value	907,528,752	1,268,641,734	1,751,677
Total distributable earnings	331,603,918	934,507,148	(164,353)
Total Net Assets	$1,239,182,258	$2,203,217,689	$ 1,587,500
Shares Outstanding[2]	49,587,649	68,806,514	175,776
Net Asset Value Per Share	$ —	$ —	$ 9.03
Advisor Class — based on net assets of $1,066,152,949 and $1,659,543,083, respectively and shares outstanding of 42,664,613 and 51,829,079, respectively	24.99	32.02	—
Institutional Class — based on net assets of $173,029,309 and $543,674,606, respectively and shares outstanding of 6,923,036 and 16,977,435, respectively	24.99	32.02	—
[1] Investments at cost	$ 1,010,044,732	$ 1,582,584,787	$ 1,552,836
[2] Authorized shares	—	—	80,000,000
Authorized shares - Advisor Class	155,000,000	240,000,000	—
Authorized shares - Institutional Class	155,000,000	140,000,000	—
See Notes to Financial Statements.
30

The Glenmede Fund, Inc.

Statements Of Assets And Liabilities — (Continued)
October 31, 2020
	Quantitative U.S. Small Cap Equity Portfolio	Quantitative International Equity Portfolio	Responsible ESG U.S. Equity Portfolio
Assets:
Investments at value[1], 2	$ 1,001,605	$ 61,739,738	$ 22,198,105
Repurchase agreements at value[1]	6,592	208,341	88,260
Cash	—	22,105	—
Receivable from Advisor	2,613	—	1,653
Receivable for securities sold	—	156,248	—
Receivable for fund shares sold	—	35,000	50,114
Dividends receivable	592	68,205	28,197
Securities lending income receivable	29	10,542	—
Foreign tax reclaims receivable	—	709,583	—
Prepaid expenses	4	744	94
Total assets	1,011,435	62,950,506	22,366,423
Liabilities:
Obligation to return securities lending collateral	22,578	9,236,137	—
Payable for fund shares redeemed	—	331,750	—
Payable for Management fees	477	39,617	10,870
Payable for Directors’ fees	19	3,086	557
Payable for Shareholder Servicing fees	173	12,678	3,953
Accrued expenses	5,864	25,122	9,494
Total liabilities	29,111	9,648,390	24,874
Net Assets	$ 982,324	$ 53,302,116	$22,341,549
Net Assets consist of:
Par value ($0.001 of shares outstanding)	$ 103	$ 4,424	$ 1,567
Paid-in capital in excess of par value	1,009,643	63,856,099	19,200,609
Total distributable earnings	(27,422)	(10,558,407)	3,139,373
Total Net Assets	$ 982,324	$ 53,302,116	$22,341,549
Shares Outstanding[3]	102,841	4,424,007	1,566,598
Net Asset Value Per Share	$ 9.55	$ 12.05	$ 14.26
[1] Investments at cost	$ 960,162	$ 60,485,318	$ 18,295,480
[2] Market value of securities on loan	$ 46,299	$ 11,524,274	$ —
[3] Authorized shares	80,000,000	120,000,000	80,000,000
See Notes to Financial Statements.
31

The Glenmede Fund, Inc.

Statements Of Assets And Liabilities — (Continued)
October 31, 2020
	Women in Leadership U.S. Equity Portfolio	Quantitative U.S. Long/Short Equity Portfolio	Quantitative U.S. Total Market Equity Portfolio
Assets:
Investments at value[1], 2	$ 21,494,547	$ 95,168,111	$ 37,741,758
Repurchase agreements at value[1]	121,207	3,034,869	24,360
Receivable from Advisor	2,662	—	—
Receivable for securities sold	—	—	229,027
Receivable for fund shares sold	50,000	20,264	49
Dividends receivable	34,735	118,715	20,978
Securities lending income receivable	—	255	86
Cash collateral on deposit at broker (Note 1)	—	68,510,403	—
Prepaid expenses	85	949	246
Total assets	21,703,236	166,853,566	38,016,504
Liabilities:
Due to custodian	—	—	1,622
Payable for securities purchased	—	983,351	95,400
Obligation to return securities lending collateral	—	1,673,545	309,468
Payable for fund shares redeemed	—	278,942	32,040
Dividend payable on securities sold short	—	49,293	6,319
Payable for securities sold short, at value[3]	—	66,656,482	9,060,615
Payable for Management fees	10,481	96,432	30,006
Payable for Directors’ fees	518	4,171	1,089
Payable for Shareholder Servicing fees	3,811	17,489	5,277
Accrued expenses	10,066	80,785	28,042
Total liabilities	24,876	69,840,490	9,569,878
Net Assets	$21,678,360	$ 97,013,076	$ 28,446,626
Net Assets consist of:
Par value ($0.001 of shares outstanding)	$ 1,604	$ 8,776	$ 1,854
Paid-in capital in excess of par value	19,032,762	93,630,416	16,205,469
Total distributable earnings	2,643,994	3,373,884	12,239,303
Total Net Assets	$21,678,360	$ 97,013,076	$ 28,446,626
Shares Outstanding[4]	1,603,517	8,776,042	1,854,221
Net Asset Value Per Share	$ 13.52	$ —	$ 15.34
Advisor Class — based on net assets of $96,701,659 and shares outstanding of 8,747,905	—	11.05	—
Institutional Class — based on net assets of $311,417 and shares outstanding of 28,137	—	11.07	—
[1] Investments at cost	$ 18,700,839	$ 83,208,032	$ 30,120,220
[2] Market value of securities on loan	$ —	$ 2,696,651	$ 910,366
[3] Proceeds from securities sold short	$ —	$ 70,395,640	$ 10,260,796
[4] Authorized shares	80,000,000	—	120,000,000
Authorized shares - Advisor Class	—	120,000,000	—
Authorized shares - Institutional Class	—	120,000,000	—
See Notes to Financial Statements.
32

The Glenmede Fund, Inc.

Statements Of Assets And Liabilities — (Continued)
October 31, 2020
	Strategic Equity Portfolio	Small Cap Equity Portfolio	Large Cap Value Portfolio
Assets:
Investments at value[1], 2	$ 217,493,647	$ 1,249,013,899	$ 18,984,753
Repurchase agreements at value[1]	1,654,860	15,285,160	299,909
Receivable for securities sold	500,347	—	—
Receivable for fund shares sold	148	1,156,991	2,036
Dividends receivable	211,099	574,622	28,535
Securities lending income receivable	—	3,205	—
Foreign tax reclaims receivable	—	—	2,527
Prepaid expenses	1,077	7,733	152
Total assets	219,861,178	1,266,041,610	19,317,912
Liabilities:
Obligation to return securities lending collateral	—	24,422,056	—
Payable for fund shares redeemed	206,950	1,205,669	—
Payable for Management fees	108,504	601,800	9,576
Payable for Directors’ fees	6,044	38,902	815
Payable for Shareholder Servicing fees	39,456	126,493	3,482
Accrued expenses	53,660	322,011	16,697
Total liabilities	414,614	26,716,931	30,570
Net Assets	$219,446,564	$1,239,324,679	$ 19,287,342
Net Assets consist of:
Par value ($0.001 of shares outstanding)	$ 8,304	$ 51,339	$ 2,520
Paid-in capital in excess of par value	116,414,820	1,372,775,927	20,280,240
Total distributable earnings	103,023,440	(133,502,587)	(995,418)
Total Net Assets	$219,446,564	$1,239,324,679	$ 19,287,342
Shares Outstanding[3]	8,304,178	51,339,441	2,520,452
Net Asset Value Per Share	$ 26.43	$ —	$ 7.65
Advisor Class — based on net assets of $403,309,237 and shares outstanding of 17,362,012	—	23.23	—
Institutional Class — based on net assets of $836,015,442 and shares outstanding of 33,977,429	—	24.61	—
[1] Investments at cost	$ 128,703,702	$ 1,151,410,222	$ 18,185,445
[2] Market value of securities on loan	$ —	$ 36,822,864	$ —
[3] Authorized shares	150,000,000	—	175,000,000
Authorized shares - Advisor Class	—	180,000,000	—
Authorized shares - Institutional Class	—	135,000,000	—
See Notes to Financial Statements.
33

The Glenmede Fund, Inc.

Statements Of Assets And Liabilities — (Continued)
October 31, 2020
	Equity Income Portfolio	Secured Options Portfolio	Global Secured Options Portfolio
Assets:
Investments at value[1]	$ 18,231,748	$ 890,664,796	$ 11,956,668
Repurchase agreements at value[1]	396,744	2,462,918	869,531
Receivable from Advisor	4,828	—	10,431
Receivable for securities sold	249,778	—	—
Receivable for fund shares sold	—	238,143	—
Dividends receivable	24,007	—	—
Cash collateral on deposit at broker (Note 1)	—	12,254,939	2,423,729
Foreign tax reclaims receivable	—	—	33,730
Prepaid expenses	96	2,560	6
Total assets	18,907,201	905,623,356	15,294,095
Liabilities:
Payable for fund shares redeemed	323,622	359,349	—
Options written, at value[2]	—	454,524,500	5,627,575
Payable for Management fees	9,117	216,400	4,476
Payable for Directors’ fees	466	13,293	143
Payable for Shareholder Servicing fees	3,315	17,109	1,628
Accrued expenses	10,861	117,796	12,601
Total liabilities	347,381	455,248,447	5,646,423
Net Assets	$18,559,820	$450,374,909	$ 9,647,672
Net Assets consist of:
Par value ($0.001 of shares outstanding)	$ 1,562	$ 38,336	$ 1,994
Paid-in capital in excess of par value	16,480,512	480,051,039	15,894,088
Total distributable earnings	2,077,746	(29,714,466)	(6,248,410)
Total Net Assets	$18,559,820	$450,374,909	$ 9,647,672
Shares Outstanding[3]	1,561,925	38,336,090	1,994,048
Net Asset Value Per Share	$ 11.88	$ —	$ 4.84
Advisor Class — based on net assets of $95,701,268 and shares outstanding of 8,200,431	—	11.67	—
Institutional Class — based on net assets of $354,673,641 and shares outstanding of 30,135,659	—	11.77	—
[1] Investments at cost	$ 16,298,273	$ 903,589,890	$ 13,038,744
[2] Premiums received from options written	$ —	$ 460,305,218	$ 5,611,117
[3] Authorized shares	80,000,000	—	120,000,000
Authorized shares - Advisor Class	—	160,000,000	—
Authorized shares - Institutional Class	—	160,000,000	—
See Notes to Financial Statements.
34

The Glenmede Fund, Inc.

Statements Of Assets And Liabilities — (Concluded)
October 31, 2020
	Core Fixed Income Portfolio	Short Term Tax Aware Fixed Income Portfolio	High Yield Municipal Portfolio
Assets:
Investments at value[1], 2	$ 418,715,178	$ 52,010,423	$ 229,589,895
Repurchase agreements at value[1]	23,325,790	2,062,165	—
Cash	—	—	1,782,847
Receivable from Advisor	—	3,025	9,637
Receivable for securities sold	—	818,868	266,762
Receivable for fund shares sold	20,074	350,000	—
Dividends receivable	—	207	—
Interest receivable	2,245,834	537,559	3,088,414
Securities lending income receivable	18	2	—
Prepaid expenses	1,919	203	822
Total assets	444,308,813	55,782,452	234,738,377
Liabilities:
Payable for securities purchased	6,959,424	—	773,365
Obligation to return securities lending collateral	45,473	26,350	—
Payable for when-issued securities purchased	—	2,174,325	947,939
Payable for fund shares redeemed	57,535	18,201	—
Payable for Management fees	130,089	15,669	127,146
Payable for Directors’ fees	11,494	1,318	5,261
Payable for Shareholder Servicing fees	37,168	4,477	48,902
Accrued expenses	93,108	17,464	53,209
Total liabilities	7,334,291	2,257,804	1,955,822
Net Assets	$436,974,522	$53,524,648	$232,782,555
Net Assets consist of:
Par value ($0.001 of shares outstanding)	$ 37,306	$ 5,269	$ 21,857
Paid-in capital in excess of par value	402,915,991	52,918,235	225,186,211
Total distributable earnings	34,021,225	601,144	7,574,487
Total Net Assets	$436,974,522	$53,524,648	$232,782,555
Shares Outstanding[3]	37,305,651	5,269,135	21,857,103
Net Asset Value Per Share	$ 11.71	$ 10.16	$ 10.65
[1] Investments at cost	$ 415,647,254	$ 53,390,256	$ 222,472,150
[2] Market value of securities on loan	$ 44,577	$ 25,500	$ —
[3] Authorized shares	160,000,000	80,000,000	80,000,000
See Notes to Financial Statements.
35

The Glenmede Fund, Inc.

Statements Of Operations
For the Year Ended October 31, 2020
	Quantitative U.S. Large Cap Core Equity Portfolio	Quantitative U.S. Large Cap Growth Equity Portfolio	Quantitative U.S. Large Cap Value Equity Portfolio
Investment income:
Dividends[1]	$ 34,022,229	$ 37,861,498	$ 56,886
Interest	1,846	7,811	—
Income from security lending	191,818	357,832	9
Total investment income	34,215,893	38,227,141	56,895
Expenses:
Management fees	9,331,142	16,372,897	10,431
Administration, transfer agent and custody fees	1,359,703	2,488,852	28,886
Professional fees	214,431	382,427	249
Shareholder report expenses	195,675	433,628	1,400
Shareholder servicing fees	—	—	3,793
Shareholder servicing fees (Advisor Class)	2,655,522	3,925,334	—
Directors’ fees and expenses	157,273	284,265	176
Registration and filing fees	61,317	71,508	3,838
Other expenses	107,656	165,048	1,584
Total expenses	14,082,719	24,123,959	50,357
Less expenses waived/reimbursed	—	—	(34,236)
Net expenses	14,082,719	24,123,959	16,121
Net investment income	20,133,174	14,103,182	40,774
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	128,888,690	438,705,478	(130,329)
Net change in unrealized loss of:
Investments	(284,112,813)	(215,973,181)	(117,380)
Net realized and unrealized gain (loss)	(155,224,123)	222,732,297	(247,709)
Net increase (decrease) in net assets resulting from operations	$(135,090,949)	$ 236,835,479	$(206,935)

[1]	The Quantitative U.S. Large Cap Core Equity Portfolio and the Quantitative U.S. Large Cap Value Equity Portfolio had foreign dividend withholding taxes of $29,565 and $17, respectively.
See Notes to Financial Statements.
36

The Glenmede Fund, Inc.

Statements Of Operations — (Continued)
For the Year Ended October 31, 2020
	Quantitative U.S. Small Cap Equity Portfolio	Quantitative International Equity Portfolio	Responsible ESG U.S. Equity Portfolio
Investment income:
Dividends[1]	$ 13,440	$ 3,518,894	$ 431,010
Interest	—	85	39
Income from security lending	1,342	165,330	503
Total investment income	14,782	3,684,309	431,552
Expenses:
Management fees	5,412	925,327	126,677
Administration, transfer agent and custody fees	31,268	122,775	38,832
Professional fees	117	15,002	2,889
Shareholder report expenses	1,348	4,997	2,738
Shareholder servicing fees	1,968	308,442	46,064
Directors’ fees and expenses	82	11,491	2,161
Registration and filing fees	3,838	21,939	19,019
Other expenses	1,543	8,579	2,617
Total expenses	45,576	1,418,552	240,997
Less expenses waived/reimbursed	(37,211)	(184,783)	(45,224)
Net expenses	8,365	1,233,769	195,773
Net investment income	6,417	2,450,540	235,779
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(33,182)	(6,604,538)	(764,383)
Foreign currency transactions	—	2,026	—
Net realized loss	(33,182)	(6,602,512)	(764,383)
Net change in unrealized gain (loss) of:
Investments	(51,687)	(17,865,705)	776,392
Foreign currency translation	—	(160)	—
Net change in unrealized gain (loss)	(51,687)	(17,865,865)	776,392
Net realized and unrealized gain (loss)	(84,869)	(24,468,377)	12,009
Net increase (decrease) in net assets resulting from operations	$(78,452)	$(22,017,837)	$ 247,788

[1]	The Quantitative U.S. Small Cap Equity Portfolio and the Quantitative International Equity Portfolio had foreign dividend withholding taxes of $11 and $202,763, respectively.
See Notes to Financial Statements.
37

The Glenmede Fund, Inc.

Statements Of Operations — (Continued)
For the Year Ended October 31, 2020
	Women in Leadership U.S. Equity Portfolio	Quantitative U.S. Long/Short Equity Portfolio	Quantitative U.S. Total Market Equity Portfolio
Investment income:
Dividends	$ 436,719	$ 3,136,048	$ 1,103,646
Interest	51	287,146	18
Income from security lending	124	3,894	786
Total investment income	436,894	3,427,088	1,104,450
Expenses:
Management fees	118,040	2,017,352	529,737
Administration, transfer agent and custody fees	42,449	247,995	116,383
Professional fees	2,677	21,301	5,340
Shareholder report expenses	2,776	17,415	6,641
Shareholder servicing fees	42,924	—	88,290
Shareholder servicing fees (Advisor Class)	—	336,002	—
Dividends on securities sold short	—	2,321,797	247,528
Directors’ fees and expenses	2,001	15,952	4,121
Short position flex fees	—	—	108,235
Registration and filing fees	19,019	36,861	22,004
Other expenses	2,517	13,160	3,922
Total expenses	232,403	5,027,835	1,132,201
Less expenses waived/reimbursed	(49,978)	(604,853)	(224,628)
Net expenses	182,425	4,422,982	907,573
Net investment income (loss)	254,469	(995,894)	196,877
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(262,148)	8,573,186	5,250,232
Securities sold short	—	(10,839,706)	(221,202)
Net realized gain (loss)	(262,148)	(2,266,520)	5,029,030
Net change in unrealized gain (loss) of:
Investments	(262,719)	(27,167,241)	(12,627,092)
Securities sold short	—	11,205,471	346,934
Net change in unrealized loss	(262,719)	(15,961,770)	(12,280,158)
Net realized and unrealized loss	(524,867)	(18,228,290)	(7,251,128)
Net decrease in net assets resulting from operations	$(270,398)	$(19,224,184)	$ (7,054,251)
See Notes to Financial Statements.
38

The Glenmede Fund, Inc.

Statements Of Operations — (Continued)
For the Year Ended October 31, 2020
	Strategic Equity Portfolio	Small Cap Equity Portfolio	Large Cap Value Portfolio
Investment income:
Dividends[1]	$ 4,105,925	$ 16,458,029	$ 898,226
Interest	2,397	6,109	34
Income from security lending	8,453	88,389	666
Total investment income	4,116,775	16,552,527	898,926
Expenses:
Management fees	1,367,720	8,738,666	158,683
Administration, transfer agent and custody fees	177,551	1,332,039	76,549
Professional fees	31,703	198,641	3,490
Shareholder report expenses	10,820	474,238	3,403
Shareholder servicing fees	497,353	—	57,703
Shareholder servicing fees (Advisor Class)	—	1,353,861	—
Shareholder servicing fees (Institutional Class)	—	523,652	—
Directors’ fees and expenses	23,347	142,534	2,722
Registration and filing fees	20,954	41,224	20,654
Other expenses	12,329	98,162	3,047
Total expenses	2,141,777	12,903,017	326,251
Net expenses	2,141,777	12,903,017	326,251
Net investment income	1,974,998	3,649,510	572,675
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	14,495,061	(112,418,584)	(1,993,208)
Net change in unrealized gain (loss) of:
Investments	(21,934,091)	34,905,724	(4,012,904)
Net realized and unrealized loss	(7,439,030)	(77,512,860)	(6,006,112)
Net decrease in net assets resulting from operations	$ (5,464,032)	$ (73,863,350)	$(5,433,437)

[1]	The Large Cap Value Portfolio had foreign dividend withholding taxes of $3,912.
See Notes to Financial Statements.
39

The Glenmede Fund, Inc.

Statements Of Operations — (Continued)
For the Year Ended October 31, 2020
	Equity Income Portfolio	Secured Options Portfolio	Global Secured Options Portfolio
Investment income:
Dividends[1]	$ 656,522	$ 285,999	$ 94
Interest	117	1,121,465	10,364
Income from security lending	130	—	—
Total investment income	656,769	1,407,464	10,458
Expenses:
Management fees	118,164	3,002,857	33,806
Administration, transfer agent and custody fees	48,294	457,253	50,739
Professional fees	2,809	69,197	7,093
Shareholder report expenses	2,406	53,693	375
Shareholder servicing fees	42,968	—	12,293
Shareholder servicing fees (Advisor Class)	—	341,315	—
Directors’ fees and expenses	2,009	51,120	530
Registration and filing fees	4,697	47,997	24,542
Other expenses	2,602	34,510	1,648
Total expenses	223,949	4,057,942	131,026
Less expenses waived/reimbursed	(41,334)	—	(69,559)
Net expenses	182,615	4,057,942	61,467
Net investment income (loss)	474,154	(2,650,478)	(51,009)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	205,837	3,281	(248,440)
Written options	—	(33,912,772)	2,359,005
Purchased options	—	19,802,905	(1,340,973)
Net realized gain (loss)	205,837	(14,106,586)	769,592
Net change in unrealized gain (loss) of:
Investments	(1,105,315)	1,134,553	28,350
Written options	—	17,907,154	(29,511)
Purchased options	—	(40,988,616)	(241,104)
Net change in unrealized loss	(1,105,315)	(21,946,909)	(242,265)
Net realized and unrealized gain (loss)	(899,478)	(36,053,495)	527,327
Net increase (decrease) in net assets resulting from operations	$ (425,324)	$(38,703,973)	$ 476,318

[1]	The Global Secured Options Portfolio had foreign dividend withholding taxes of $712.
See Notes to Financial Statements.
40

The Glenmede Fund, Inc.

Statements Of Operations — (Concluded)
For the Year Ended October 31, 2020
	Core Fixed Income Portfolio	Short Term Tax Aware Fixed Income Portfolio	High Yield Municipal Portfolio
Investment income:
Dividends	$ —	$ 25,820	$ —
Interest	10,990,870	859,748	8,402,305
Income from security lending	3,620	2,696	—
Total investment income	10,994,490	888,264	8,402,305
Expenses:
Management fees	1,653,082	190,241	1,417,801
Administration, transfer agent and custody fees	289,316	72,018	183,408
Professional fees	59,374	7,070	27,594
Shareholder report expenses	19,609	3,540	12,717
Shareholder servicing fees	472,309	54,355	545,308
Directors’ fees and expenses	44,675	5,178	20,163
Registration and filing fees	8,623	4,721	3,986
Other expenses	22,575	3,923	12,070
Total expenses	2,569,563	341,046	2,223,047
Less expenses waived/reimbursed	—	(42,095)	(41,815)
Net expenses	2,569,563	298,951	2,181,232
Net investment income	8,424,927	589,313	6,221,073
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	12,432,548	(27,703)	112,362
Net change in unrealized gain (loss) of:
Investments	6,354,560	377,357	(3,856,588)
Net realized and unrealized gain (loss)	18,787,108	349,654	(3,744,226)
Net increase in net assets resulting from operations	$27,212,035	$938,967	$ 2,476,847
See Notes to Financial Statements.
41

The Glenmede Fund, Inc.

Statements Of Changes In Net Assets
For the Year Ended October 31, 2020
	Quantitative U.S. Large Cap Core Equity Portfolio	Quantitative U.S. Large Cap Growth Equity Portfolio	Quantitative U.S. Large Cap Value Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 20,133,174	$ 14,103,182	$ 40,774
Net realized gain (loss) on:
Investment transactions	128,888,690	438,705,478	(130,329)
Net change in unrealized loss of:
Investments	(284,112,813)	(215,973,181)	(117,380)
Net increase (decrease) in net assets resulting from operations	(135,090,949)	236,835,479	(206,935)
Distributions from earnings	—	—	(40,984)
Distributions from earnings: Advisor Class	(84,490,082)	(286,480,973)	—
Distributions from earnings: Institutional Class	(32,621,110)	(164,957,341)	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	(857,128,116)	(1,070,901,369)	(204,252)
Net increase (decrease) in net assets	(1,109,330,257)	(1,285,504,204)	(452,171)
NET ASSETS:
Beginning of year	2,348,512,515	3,488,721,893	2,039,671
End of year	$ 1,239,182,258	$ 2,203,217,689	$1,587,500

For the Year Ended October 31, 2019
	Quantitative U.S. Large Cap Core Equity Portfolio	Quantitative U.S. Large Cap Growth Equity Portfolio	Quantitative U.S. Large Cap Value Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 35,733,320	$ 18,953,204	$ 35,957
Net realized gain (loss) on:
Investment transactions	97,511,180	437,561,861	(50,164)
Net change in unrealized gain of:
Investments	18,552,328	87,830,855	157,634
Net increase in net assets resulting from operations	151,796,828	544,345,920	143,427
Distributions from earnings	—	—	(37,522)
Distributions from earnings: Advisor Class	(182,021,130)	(341,173,938)	—
Distributions from earnings: Institutional Class	(67,752,894)	(115,973,534)	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	(395,891,886)	(5,364,443)	841,992
Net increase (decrease) in net assets	(493,869,082)	81,834,005	947,897
NET ASSETS:
Beginning of year	2,842,381,597	3,406,887,888	1,091,774
End of year	$2,348,512,515	$3,488,721,893	$2,039,671
See Notes to Financial Statements.
42

The Glenmede Fund, Inc.

Statements Of Changes In Net Assets — (Continued)
For the Year Ended October 31, 2020
	Quantitative U.S. Small Cap Equity Portfolio	Quantitative International Equity Portfolio	Responsible ESG U.S. Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 6,417	$ 2,450,540	$ 235,779
Net realized gain (loss) on:
Investment transactions	(33,182)	(6,604,538)	(764,383)
Foreign currency transactions	—	2,026	—
Net change in unrealized gain (loss) of:
Investments	(51,687)	(17,865,705)	776,392
Foreign currency translations	—	(160)	—
Net increase (decrease) in net assets resulting from operations	(78,452)	(22,017,837)	247,788
Distributions from earnings	(7,684)	(2,704,110)	(330,040)
Return of capital distribution	—	(220,626)	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	7,605	(127,384,779)	(807,417)
Net increase (decrease) in net assets	(78,531)	(152,327,352)	(889,669)
NET ASSETS:
Beginning of year	1,060,855	205,629,468	23,231,218
End of year	$ 982,324	$ 53,302,116	$22,341,549

For the Year Ended October 31, 2019
	Quantitative U.S. Small Cap Equity Portfolio	Quantitative International Equity Portfolio	Responsible ESG U.S. Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 6,703	$ 8,192,259	$ 263,559
Net realized gain (loss) on:
Investment transactions	(40,194)	(3,094,467)	(9,932)
Foreign currency transactions	—	262	—
Net change in unrealized gain (loss) of:
Investments	72,618	12,389,808	1,281,319
Foreign currency translations	—	(13)	—
Net increase in net assets resulting from operations	39,127	17,487,849	1,534,946
Distributions from earnings	(10,564)	(8,209,500)	(1,046,782)
Net increase (decrease) in net assets from capital share transactions (See note 5)	(41,262)	(190,837,260)	996,726
Net increase (decrease) in net assets	(12,699)	(181,558,911)	1,484,890
NET ASSETS:
Beginning of year	1,073,554	387,188,379	21,746,328
End of year	$1,060,855	$ 205,629,468	$23,231,218
See Notes to Financial Statements.
43

The Glenmede Fund, Inc.

Statements Of Changes In Net Assets — (Continued)
For the Year Ended October 31, 2020
	Women in Leadership U.S. Equity Portfolio	Quantitative U.S. Long/Short Equity Portfolio	Quantitative U.S. Total Market Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 254,469	$ (995,894)	$ 196,877
Net realized gain (loss) on:
Investment transactions	(262,148)	8,573,186	5,250,232
Securities sold short	—	(10,839,706)	(221,202)
Net change in unrealized gain (loss) of:
Investments	(262,719)	(27,167,241)	(12,627,092)
Securities sold short	—	11,205,471	346,934
Net increase (decrease) in net assets resulting from operations	(270,398)	(19,224,184)	(7,054,251)
Distributions from earnings	(239,220)	—	(3,629,802)
Return of capital distribution: Advisor Class	—	(182,275)	—
Return of capital distribution: Institutional Class	—	(20)	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	1,141,189	(130,805,198)	(28,792,688)
Net increase (decrease) in net assets	631,571	(150,211,677)	(39,476,741)
NET ASSETS:
Beginning of year	21,046,789	247,224,753	67,923,367
End of year	$21,678,360	$ 97,013,076	$ 28,446,626

For the Year Ended October 31, 2019
	Women in Leadership U.S. Equity Portfolio	Quantitative U.S. Long/Short Equity Portfolio	Quantitative U.S. Total Market Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 225,916	$ 2,595,803	$ 466,755
Net realized gain (loss) on:
Investment transactions	(41,509)	20,522,413	4,551,491
Securities sold short	—	(12,916,841)	(1,352,071)
Net change in unrealized gain (loss) of:
Investments	1,811,502	(2,318,539)	1,043,855
Securities sold short	—	(21,355,520)	(2,140,171)
Net increase (decrease) in net assets resulting from operations	1,995,909	(13,472,684)	2,569,859
Distributions from earnings	(835,431)	—	(7,086,821)
Distributions from earnings: Advisor Class	—	(2,429,241)	—
Distributions from earnings: Institutional Class	—	(230)	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	912,734	(70,678,828)	(18,169,783)
Net increase (decrease) in net assets	2,073,212	(86,580,983)	(22,686,745)
NET ASSETS:
Beginning of year	18,973,577	333,805,736	90,610,112
End of year	$21,046,789	$247,224,753	$ 67,923,367
See Notes to Financial Statements.
44

The Glenmede Fund, Inc.

Statements Of Changes In Net Assets — (Continued)
For the Year Ended October 31, 2020
	Strategic Equity Portfolio	Small Cap Equity Portfolio	Large Cap Value Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 1,974,998	$ 3,649,510	$ 572,675
Net realized gain (loss) on:
Investment transactions	14,495,061	(112,418,584)	(1,993,208)
Net change in unrealized gain (loss) of:
Investments	(21,934,091)	34,905,724	(4,012,904)
Net increase (decrease) in net assets resulting from operations	(5,464,032)	(73,863,350)	(5,433,437)
Distributions from earnings	(7,249,473)	—	(3,951,130)
Distributions from earnings: Advisor Class	—	(1,061,071)	—
Distributions from earnings: Institutional Class	—	(3,950,793)	—
Return of capital distribution: Advisor Class	—	(54,112)	—
Return of capital distribution: Institutional Class	—	(201,481)	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	(36,873,429)	(723,050,337)	(11,196,632)
Net increase (decrease) in net assets	(49,586,934)	(802,181,144)	(20,581,199)
NET ASSETS:
Beginning of year	269,033,498	2,041,505,823	39,868,541
End of year	$219,446,564	$1,239,324,679	$ 19,287,342

For the Year Ended October 31, 2019
	Strategic Equity Portfolio	Small Cap Equity Portfolio	Large Cap Value Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 2,171,853	$ 8,842,365	$ 1,109,014
Net realized gain (loss) on:
Investment transactions	5,229,853	(115,736,254)	3,163,193
Net change in unrealized gain (loss) of:
Investments	26,189,127	6,349,518	(884,425)
Net increase (decrease) in net assets resulting from operations	33,590,833	(100,544,371)	3,387,782
Distributions from earnings	(4,878,681)	—	(7,282,651)
Distributions from earnings: Advisor Class	—	(177,960,747)	—
Distributions from earnings: Institutional Class	—	(279,719,309)	—
Return of capital distribution: Advisor Class	—	(273,516)	—
Return of capital distribution: Institutional Class	—	(659,682)	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	14,289,284	(920,934,117)	(27,833,101)
Net increase (decrease) in net assets	43,001,436	(1,480,091,742)	(31,727,970)
NET ASSETS:
Beginning of year	226,032,062	3,521,597,565	71,596,511
End of year	$269,033,498	$ 2,041,505,823	$ 39,868,541
See Notes to Financial Statements.
45

The Glenmede Fund, Inc.

Statements Of Changes In Net Assets — (Continued)
For the Year Ended October 31, 2020
	Equity Income Portfolio	Secured Options Portfolio	Global Secured Options Portfolio
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 474,154	$ (2,650,478)	$ (51,009)
Net realized gain (loss) on:
Investment transactions	205,837	3,281	(248,440)
Options written	—	(33,912,772)	2,359,005
Purchased options	—	19,802,905	(1,340,973)
Net change in unrealized gain (loss) of:
Investments	(1,105,315)	1,134,553	28,350
Options written	—	17,907,154	(29,511)
Purchased options	—	(40,988,616)	(241,104)
Net increase (decrease) in net assets resulting from operations	(425,324)	(38,703,973)	476,318
Distributions from earnings	(478,143)	—	(1,977)
Distributions from earnings: Advisor Class	—	(18,937,857)	—
Distributions from earnings: Institutional Class	—	(29,130,823)	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	(4,437,015)	(141,159,161)	7,953,777
Net increase (decrease) in net assets	(5,340,482)	(227,931,814)	8,428,118
NET ASSETS:
Beginning of year	23,900,302	678,306,723	1,219,554
End of year	$18,559,820	$ 450,374,909	$ 9,647,672

For the Year Ended October 31, 2019
	Equity Income Portfolio	Secured Options Portfolio	Global Secured Options Portfolio
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 478,045	$ (1,603,381)	$ 4,020
Net realized gain (loss) on:
Investment transactions	(394,873)	3,207	(70,761)
Options written	—	105,691,184	425,857
Purchased options	—	(79,484,333)	(406,525)
Net change in unrealized gain (loss) of:
Investments	2,999,086	1,642,104	82,708
Options Written	—	(137,389,277)	(136,449)
Purchased options	—	160,899,669	206,455
Net increase in net assets resulting from operations	3,082,258	49,759,173	105,305
Distributions from earnings	(896,308)	—	(1,499,811) [1]
Distributions from earnings: Advisor Class	—	(9,563,689)	—
Distributions from earnings: Institutional Class	—	(9,335,872)	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	3,178,736	(195,021,914)	104,141
Net increase (decrease) in net assets	5,364,686	(164,162,302)	(1,290,365)
NET ASSETS:
Beginning of year	18,535,616	842,469,025	2,509,919
End of year	$23,900,302	$ 678,306,723	$ 1,219,554

[1]	In recognition of the 2017 capital loss carryforward limitation (pursuant to Internal Revenue Code Section 382) identified in 2018, the Global Secured Options Portfolio issued a deficiency long-term capital gain distribution in the amount of $472,081 on March 6, 2019.
See Notes to Financial Statements.
46

The Glenmede Fund, Inc.

Statements Of Changes In Net Assets — (Concluded)
For the Year Ended October 31, 2020
	Core Fixed Income Portfolio	Short Term Tax Aware Fixed Income Portfolio	High Yield Municipal Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 8,424,927	$ 589,313	$ 6,221,073
Net realized gain (loss) on:
Investment transactions	12,432,548	(27,703)	112,362
Net change in unrealized gain (loss) of:
Investments	6,354,560	377,357	(3,856,588)
Net increase in net assets resulting from operations	27,212,035	938,967	2,476,847
Distributions from earnings	(10,373,594)	(571,442)	(6,194,949)
Net increase (decrease) in net assets from capital share transactions (See note 5)	(85,466,807)	2,218,210	21,081,964
Net increase (decrease) in net assets	(68,628,366)	2,585,735	17,363,862
NET ASSETS:
Beginning of year	505,602,888	50,938,913	215,418,693
End of year	$436,974,522	$53,524,648	$232,782,555

For the Year Ended October 31, 2019
	Core Fixed Income Portfolio	Short Term Tax Aware Fixed Income Portfolio	High Yield Municipal Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 11,586,965	$ 493,242	$ 6,064,470
Net realized gain (loss) on:
Investment transactions	(1,158,248)	8,214	556,733
Net change in unrealized gain of:
Investments	39,698,066	563,271	12,630,987
Net increase in net assets resulting from operations	50,126,783	1,064,727	19,252,190
Distributions from earnings	(12,219,477)	(463,437)	(6,056,196)
Net increase (decrease) in net assets from capital share transactions (See note 5)	(17,505,487)	24,043,732	9,903,571
Net increase in net assets	20,401,819	24,645,022	23,099,565
NET ASSETS:
Beginning of year	485,201,069	26,293,891	192,319,128
End of year	$505,602,888	$50,938,913	$215,418,693
See Notes to Financial Statements.
47

The Glenmede Fund, Inc.

Statement Of Cash Flows
For the Year Ended October 31, 2020
Quantitative U.S. Long/Short Equity Portfolio
Cash flows from operating activities
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities
Net decrease in net assets resulting from operations	$ (19,224,184)
Investments purchased	(148,426,329)
Investments sold	279,845,513
Purchases to cover securities sold short	(222,742,332)
Securities sold short	118,582,341
(Purchase)/Sale of short term investments, net	(3,321,514)
Decrease in Interest receivable	181,751
Decrease in Cash collateral on deposit at broker	108,509,968
Increase in Securities lending income receivable	(145)
Decrease in Dividends receivable	138,305
Increase in Prepaid expenses	(143)
Increase in Obligation to return securities lending collateral	286,645
Decrease in Dividends payable for securities sold short	(83,583)
Decrease in Payable for Management fees	(82,359)
Increase in Payable for Directors’ fees	413
Decrease in Payable for Shareholder Servicing fees	(24,571)
Increase in Accrued expenses	35,924
Net realized gain from investments	(8,573,186)
Net realized loss from securities sold short	10,839,706
Net change in unrealized loss on investments	27,167,241
Net change in unrealized gain on securities sold short	(11,205,471)
Net cash provided by (used in) operating activities	131,903,990
Cash flows from financing activities
Proceeds from shares sold	9,187,901
Payments on shares redeemed	(139,753,345)
Cash distributions paid	(162,177)
Net cash provided by (used in) financing activities	(130,727,621)
Net increase (decrease) in cash	1,176,369
Cash at beginning of period	(1,176,369)
Cash at end of period	$ —

Supplemental disclosure of cash flow information
Non-cash financing activities not included herein consist of a reinvestment of dividends of $20,118.
The Portfolio did not pay any prime broker fees during the year ended October 31, 2020.
See Notes to Financial Statements.
48

The Glenmede Fund, Inc.

Statement Of Cash Flows — (Concluded)
For the Year Ended October 31, 2020
Quantitative U.S. Total Market Equity Portfolio
Cash flows from operating activities
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities
Net decrease in net assets resulting from operations	$ (7,054,251)
Investments purchased	(42,624,596)
Investments sold	85,684,266
Purchases to cover securities sold short	(26,571,334)
Securities sold short	15,719,970
(Purchase)/Sale of short term investments, net	(333,828)
Decrease in Receivable from Investment Advisor	7,056
Decrease in Cash collateral on deposit at broker	180,396
Decrease in Securities lending income receivable	31
Decrease in Dividends receivable	63,249
Increase in Prepaid expenses	(54)
Increase in Obligation to return securities lending collateral	129,072
Decrease in Dividends payable for securities sold short	(11,382)
Decrease in Payable for Management fees	(18,817)
Increase in Payable for Directors’ fees	71
Decrease in Payable for Shareholder Servicing fees	(6,211)
Decrease in Accrued expenses	(3,198)
Net realized gain from investments	(5,250,232)
Net realized loss from securities sold short	221,202
Net change in unrealized loss on investments	12,627,092
Net change in unrealized gain on securities sold short	(346,934)
Net cash provided by (used in) operating activities	32,411,568
Cash flows from financing activities
Proceeds from shares sold	1,427,385
Payments on shares redeemed	(33,466,148)
Cash distributions paid	(351,652)
Net cash provided by (used in) financing activities	(32,390,415)
Net increase (decrease) in cash	21,153
Cash at beginning of period	(22,775)
Cash at end of period	$ (1,622)

Supplemental disclosure of cash flow information
Cash paid for interest was $108,235.
Non-cash financing activities not included herein consist of a reinvestment of dividends of $3,278,150.
The Portfolio did not pay any prime broker fees during the year ended October 31, 2020.
See Notes to Financial Statements.
49

The Glenmede Fund, Inc.

Financial Highlights
For a share outstanding throughout each year
	Quantitative U.S. Large Cap Core Equity Portfolio Advisor Shares
	For The Year Ended October 31,
	2020 [1]	2019 [1]	2018 [1]	2017	2016 [1]
Net asset value, beginning of year	$ 26.89	$ 27.88	$ 28.08	$ 22.36	$ 22.34
Income from investment operations:
Net investment income	0.29	0.35	0.29	0.23	0.25
Net realized and unrealized gain (loss) on investments	(0.73)	1.18	0.95	5.72	0.25
Total from investment operations	(0.44)	1.53	1.24	5.95	0.50
Distributions to shareholders from:
Net investment income	(0.29)	(0.35)	(0.28)	(0.23)	(0.25)
Net realized capital gains	(1.17)	(2.17)	(1.16)	—	(0.23)
Total distributions	(1.46)	(2.52)	(1.44)	(0.23)	(0.48)
Net asset value, end of year	$ 24.99	$ 26.89	$ 27.88	$ 28.08	$ 22.36
Total return	(1.90)%	6.42%	4.42%	26.74%	2.34%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$1,066,153	$1,674,687	$2,075,264	$2,124,803	$1,691,802
Ratio of operating expenses to average net assets	0.87%	0.86%	0.85%	0.86%	0.88%
Ratio of net investment income to average net assets	1.15%	1.32%	1.02%	0.94%	1.14%
Portfolio turnover rate[2]	66%	80%	71%	62%	111%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	Portfolio turnover is calculated at the fund level.

	Quantitative U.S. Large Cap Core Equity Portfolio Institutional Shares
	For The Year Ended October 31,				For the Period December 30, 2015[1] through October 31, 2016[2]
	2020 [2]	2019 [2]	2018	2017
Net asset value, beginning of year	$ 26.91	$ 27.89	$ 28.09	$ 22.37	$ 21.85
Income from investment operations:
Net investment income	0.34	0.40	0.34	0.27	0.29
Net realized and unrealized gain (loss) on investments	(0.75)	1.20	0.95	5.73	0.45
Total from investment operations	(0.41)	1.60	1.29	6.00	0.74
Distributions to shareholders from:
Net investment income	(0.34)	(0.41)	(0.33)	(0.28)	(0.22)
Net realized capital gains	(1.17)	(2.17)	(1.16)	—	—
Total distributions	(1.51)	(2.58)	(1.49)	(0.28)	(0.22)
Net asset value, end of year	$ 24.99	$ 26.91	$ 27.89	$ 28.09	$ 22.37
Total return	(1.75)%	6.68%	4.61%	26.96%	3.41% [3]
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$173,029	$673,825	$767,117	$549,352	$274,982
Ratio of operating expenses to average net assets	0.67%	0.66%	0.65%	0.66%	0.68% [4]
Ratio of net investment income to average net assets	1.32%	1.52%	1.22%	1.12%	1.31% [4]
Portfolio turnover rate[5]	66%	80%	71%	62%	111%

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	Total return calculation is not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level.

See Notes to Financial Statements.
50

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Quantitative U.S. Large Cap Growth Equity Portfolio Advisor Shares
	For The Year Ended October 31,
	2020 [1]	2019 [1]	2018	2017	2016 [1]
Net asset value, beginning of year	$ 33.08	$ 32.52	$ 31.54	$ 24.76	$ 24.70
Income from investment operations:
Net investment income	0.12	0.16	0.16	0.16	0.16
Net realized and unrealized gain on investments	3.19	4.86	1.58	6.77	0.05 [2]
Total from investment operations	3.31	5.02	1.74	6.93	0.21
Distributions to shareholders from:
Net investment income	(0.14)	(0.15)	(0.17)	(0.15)	(0.15)
Net realized capital gains	(4.23)	(4.31)	(0.59)	—	—
Total distributions	(4.37)	(4.46)	(0.76)	(0.15)	(0.15)
Net asset value, end of year	$ 32.02	$ 33.08	$ 32.52	$ 31.54	$ 24.76
Total return	10.68%	18.50%	5.53%	28.05%	0.87%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$1,659,543	$2,237,727	$2,660,858	$3,076,616	$2,988,342
Ratio of operating expenses to average net assets	0.88%	0.86%	0.85%	0.86%	0.88%
Ratio of net investment income to average net assets	0.40%	0.53%	0.44%	0.56%	0.66%
Portfolio turnover rate[3]	69%	80%	63%	69%	88%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized loss for the period due to the timing of purchases and redemptions of Portfolio shares in relation to the fluctuating net asset value per share of the Portfolio.
[3]	Portfolio turnover is calculated at the fund level.

See Notes to Financial Statements.
51

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Quantitative U.S. Large Cap Growth Equity Portfolio Institutional Shares
	For The Year Ended October 31,				For the Period November 5, 2015[1] through October 31, 2016[2]
	2020 [2]	2019 [2]	2018	2017
Net asset value, beginning of year	$ 33.09	$ 32.53	$ 31.55	$ 24.77	$ 24.83
Income from investment operations:
Net investment income	0.19	0.21	0.21	0.18	0.22
Net realized and unrealized gain (loss) on investments	3.18	4.88	1.59	6.80	(0.08)
Total from investment operations	3.37	5.09	1.80	6.98	0.14
Distributions to shareholders from:
Net investment income	(0.21)	(0.22)	(0.23)	(0.20)	(0.20)
Net realized capital gains	(4.23)	(4.31)	(0.59)	—	—
Total distributions	(4.44)	(4.53)	(0.82)	(0.20)	(0.20)
Net asset value, end of year	$ 32.02	$ 33.09	$ 32.53	$ 31.55	$ 24.77
Total return	10.89%	18.74%	5.74%	28.28%	0.60% [3]
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$543,675	$1,250,995	$746,030	$860,416	$35,114
Ratio of operating expenses to average net assets	0.68%	0.66%	0.65%	0.66%	0.68% [4]
Ratio of net investment income to average net assets	0.62%	0.69%	0.64%	0.66%	0.90% [4]
Portfolio turnover rate[5]	69%	80%	63%	69%	88%

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	Total return calculation is not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level.

See Notes to Financial Statements.
52

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Quantitative U.S. Large Cap Value Equity Portfolio
	For The Year Ended October 31,		For the Period November 13, 2017[1] through October 31, 2018
	2020 [2]	2019 [2]
Net asset value, beginning of year	$ 10.29	$ 9.82	$10.00
Income from investment operations:
Net investment income	0.20	0.21	0.14
Net realized and unrealized gain (loss) on investments	(1.26)	0.49	(0.20)
Total from investment operations	(1.06)	0.70	(0.06)
Distributions to shareholders from:
Net investment income	(0.20)	(0.23)	(0.12)
Total distributions	(0.20)	(0.23)	(0.12)
Net asset value, end of year	$ 9.03	$10.29	$ 9.82
Total return[3]	(10.19)%	7.33%	(0.69)% [4]
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$ 1,588	$2,040	$1,092
Ratio of operating expenses before waiver/reimbursement to average net assets	2.66%	3.20%	6.52% [5]
Ratio of operating expenses after waiver/reimbursement to average net assets	0.85%	0.89%	1.00% [5]
Ratio of net investment income to average net assets	2.15%	2.08%	1.36% [5]
Portfolio turnover rate	95%	77%	61% [6]

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[4]	Total return calculation is not annualized.
[5]	Annualized.
[6]	Calculations represent portfolio turnover for the Portfolio for the period of November 13, 2017 through October 31, 2018.

See Notes to Financial Statements.
53

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Quantitative U.S. Small Cap Equity Portfolio
	For The Year Ended October 31,		For the Period November 13, 2017[1] through October 31, 2018
	2020 [2]	2019 [2]
Net asset value, beginning of year	$10.39	$10.25	$10.00
Income from investment operations:
Net investment income	0.06	0.05	0.05
Net realized and unrealized gain (loss) on investments	(0.82)	0.17	0.24
Total from investment operations	(0.76)	0.22	0.29
Distributions to shareholders from:
Net investment income	(0.08)	(0.08)	(0.04)
Total distributions	(0.08)	(0.08)	(0.04)
Net asset value, end of year	$ 9.55	$10.39	$10.25
Total return[3]	(7.37)%	2.19%	2.85% [4]
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$ 982	$1,061	$1,074
Ratio of operating expenses before waiver/reimbursement to average net assets	4.63%	4.12%	6.48% [5]
Ratio of operating expenses after waiver/reimbursement to average net assets	0.85%	0.90%	1.00% [5]
Ratio of net investment income to average net assets	0.65%	0.53%	0.44% [5]
Portfolio turnover rate	101%	133%	80% [6]

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[4]	Total return calculation is not annualized.
[5]	Annualized.
[6]	Calculations represent portfolio turnover for the Portfolio for the period of November 13, 2017 through October 31, 2018.

See Notes to Financial Statements.
54

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Quantitative International Equity Portfolio
	For The Year Ended October 31,
	2020 [1]	2019 [1]	2018	2017 [1]	2016 [1]
Net asset value, beginning of year	$ 13.97	$ 13.26	$ 15.16	$ 12.76	$ 13.45
Income from investment operations:
Net investment income	0.26	0.39	0.29	0.25	0.24
Net realized and unrealized gain (loss) on investments	(1.79)	0.73	(1.90)	2.41	(0.71)
Total from investment operations	(1.53)	1.12	(1.61)	2.66	(0.47)
Distributions to shareholders from:
Net investment income	(0.37)	(0.41)	(0.29)	(0.26)	(0.22)
Net return of capital	(0.02)	—	—	—	—
Total distributions	(0.39)	(0.41)	(0.29)	(0.26)	(0.22)
Net asset value, end of year	$ 12.05	$ 13.97	$ 13.26	$ 15.16	$ 12.76
Total return[2]	(11.10)%	8.60%	(10.80)%	20.96%	(3.44)%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$53,302	$205,629	$387,188	$461,686	$441,284
Ratio of operating expenses before waiver/reimbursement to average net assets	1.15%	1.10%	1.07%	1.06%	1.12%
Ratio of operating expenses after waiver/reimbursement to average net assets	1.00%	1.00%	1.00%	1.00%	1.04%
Ratio of net investment income to average net assets	1.99%	2.90%	1.90%	1.82%	1.88%
Portfolio turnover rate	76%	93%	78%	75%	121%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.

See Notes to Financial Statements.
55

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Responsible ESG U.S. Equity Portfolio
	For The Year Ended October 31,				For the Period December 22, 2015[1] through October 31, 2016[2]
	2020 [2]	2019 [2]	2018	2017
Net asset value, beginning of year	$ 14.34	$ 14.12	$ 13.61	$ 10.84	$10.00
Income from investment operations:
Net investment income	0.15	0.16	0.11	0.09	0.07
Net realized and unrealized gain (loss) on investments	(0.02)	0.74	0.57	2.77	0.82
Total from investment operations	0.13	0.90	0.68	2.86	0.89
Distributions to shareholders from:
Net investment income	(0.15)	(0.17)	(0.11)	(0.09)	(0.05)
Net realized capital gains	(0.06)	(0.51)	(0.06)	—	—
Total distributions	(0.21)	(0.68)	(0.17)	(0.09)	(0.05)
Net asset value, end of year	$ 14.26	$ 14.34	$ 14.12	$ 13.61	$10.84
Total return[3]	0.87%	6.78%	5.01%	26.42%	8.87% [4]
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$22,342	$23,231	$21,746	$13,589	$6,561
Ratio of operating expenses before waiver/reimbursement to average net assets	1.05%	1.07%	1.09%	1.23%	2.21% [5]
Ratio of operating expenses after waiver/reimbursement to average net assets	0.85%	0.90%	1.00%	1.00%	1.00% [5]
Ratio of net investment income to average net assets	1.02%	1.17%	0.87%	0.75%	0.76% [5]
Portfolio turnover rate	88%	102%	61%	54%	65% [6]

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[4]	Total return calculation is not annualized.
[5]	Annualized.
[6]	Calculations represent portfolio turnover for the Portfolio for the period of December 22, 2015 through October 31, 2016.

See Notes to Financial Statements.
56

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Women in Leadership U.S. Equity Portfolio
	For The Year Ended October 31,				For the Period December 22, 2015[1] through October 31, 2016[2]
	2020 [2]	2019 [2]	2018 [2]	2017
Net asset value, beginning of year	$ 13.98	$ 13.34	$ 13.10	$ 10.65	$10.00
Income from investment operations:
Net investment income	0.16	0.15	0.12	0.11	0.14
Net realized and unrealized gain (loss) on investments	(0.47)	1.08	0.32	2.45	0.63
Total from investment operations	(0.31)	1.23	0.44	2.56	0.77
Distributions to shareholders from:
Net investment income	(0.15)	(0.15)	(0.11)	(0.11)	(0.12)
Net realized capital gains	—	(0.44)	(0.09)	—	—
Total distributions	(0.15)	(0.59)	(0.20)	(0.11)	(0.12)
Net asset value, end of year	$ 13.52	$ 13.98	$ 13.34	$ 13.10	$10.65
Total return[3]	(2.15)%	9.75%	3.36%	24.11%	7.73% [4]
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$21,678	$21,047	$18,974	$11,853	$6,517
Ratio of operating expenses before waiver/reimbursement to average net assets	1.08%	1.11%	1.11%	1.28%	2.22% [5]
Ratio of operating expenses after waiver/reimbursement to average net assets	0.85%	0.90%	1.00%	1.00%	1.00% [5]
Ratio of net investment income to average net assets	1.19%	1.14%	0.88%	0.88%	1.31% [5]
Portfolio turnover rate	105%	89%	81%	70%	81% [6]

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[4]	Total return calculation is not annualized.
[5]	Annualized.
[6]	Calculations represent portfolio turnover for the Portfolio for the period of December 22, 2015 through October 31, 2016.

See Notes to Financial Statements.
57

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Quantitative U.S. Long/Short Equity Portfolio Advisor Shares
	For The Year Ended October 31,
	2020 [1]	2019 [1]	2018 [1]	2017 [1]	2016 [1]
Net asset value, beginning of year	$ 11.90	$ 12.55	$ 12.86	$ 11.39	$ 11.32
Income from investment operations:
Net investment income (loss)	(0.07)	0.11	0.03	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.77)	(0.65)	(0.34)	1.52	0.10
Total from investment operations	(0.84)	(0.54)	(0.31)	1.47	0.07
Distributions to shareholders from:
Net investment income	—	(0.11)	—	—	—
Net return of capital	(0.01)	—	—	—	—
Total distributions	(0.01)	(0.11)	—	—	—
Net asset value, end of year	$ 11.05	$ 11.90	$ 12.55	$ 12.86	$ 11.39
Total return[2]	(7.07)%	(4.33)%	(2.41)%	12.91%	0.62%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$96,702	$247,209	$333,806	$300,784	$239,413
Ratio of operating expenses before waiver/reimbursement to average net assets	2.99%	2.78%	2.61%	2.77%	2.73%
Ratio of operating expenses after waiver/reimbursement to average net assets[3]	2.63%	2.43%	2.26%	2.42%	2.38%
Ratio of net investment income (loss) to average net assets	(0.59)%	0.91%	0.24%	(0.43)%	(0.41)%
Portfolio turnover rate[4,5]	133%	108%	84%	65%	98%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[3]	The ratio of operating expenses after waiver/reimbursement excluding dividends on securities sold short was 1.25%, 1.21%, 1.15%, 1.15% and 1.17% for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.
[4]	Portfolio turnover is calculated at the fund level.
[5]	The calculation of the portfolio turnover rate reflects the absolute value of the long and short positions.

See Notes to Financial Statements.
58

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Quantitative U.S. Long/Short Equity Portfolio Institutional Shares
	For The Year Ended October 31, 2020[2]	For the Period September 13, 2019[1] through October 31, 2019[2]
Net asset value, beginning of period	$11.89	$12.00
Income from investment operations:
Net investment income (loss)	(0.10)	0.01
Net realized and unrealized gain (loss) on investments	(0.71)	(0.08)
Total from investment operations	(0.81)	(0.07)
Distributions to shareholders from:
Net investment income	—	(0.04)
Net return of capital	(0.01)	—
Total distributions	(0.01)	(0.04)
Net asset value, end of period	$11.07	$11.89
Total return[3]	(6.78)%	(0.62)% [4]
Ratios to average net assets/ Supplemental data:
Net assets, at end of period (in 000s)	$ 311	$ 16
Ratio of operating expenses before waiver/reimbursement to average net assets	2.59%	2.36% [5]
Ratio of operating expenses after waiver/reimbursement to average net assets[6]	2.23%	2.01% [5]
Ratio of net investment income (loss) to average net assets	(0.89)%	0.36% [5]
Portfolio turnover rate[7,8]	133%	108%

[1]	Shareholder activity commenced on September 13, 2019.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[4]	Total return calculation is not annualized.
[5]	Annualized.
[6]	The ratio of operating expenses after waiver/reimbursement excluding dividends on securities sold short was 1.05% and 1.01% for the year ended October 31, 2020 and the period ended October 31, 2019, respectively.
[7]	Portfolio turnover is calculated at the fund level.
[8]	The calculation of the portfolio turnover rate reflects the absolute value of the long and short positions.

See Notes to Financial Statements.
59

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Quantitative U.S. Total Market Equity Portfolio
	For The Year Ended October 31,
	2020 [1]	2019 [1]	2018	2017	2016
Net asset value, beginning of year	$ 17.88	$ 18.85	$ 18.88	$ 14.65	$ 14.68
Income from investment operations:
Net investment income	0.07	0.11	0.07	0.04	0.09
Net realized and unrealized gain (loss) on investments	(1.52)	0.49	0.51	4.23	(0.04)
Total from investment operations	(1.45)	0.60	0.58	4.27	0.05
Distributions to shareholders from:
Net investment income	(0.11)	(0.11)	(0.06)	(0.04)	(0.08)
Net realized capital gains	(0.98)	(1.46)	(0.55)	—	—
Total distributions	(1.09)	(1.57)	(0.61)	(0.04)	(0.08)
Net asset value, end of year	$ 15.34	$ 17.88	$ 18.85	$ 18.88	$ 14.65
Total return[2]	(8.82)%	4.11%	3.01%	29.18%	0.37%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$28,447	$67,923	$90,610	$74,267	$61,083
Ratio of operating expenses before waiver/reimbursement to average net assets	2.56%	2.48%	2.31%	2.40%	2.59%
Ratio of operating expenses after waiver/reimbursement to average net assets[3]	2.06%	2.07%	1.96%	2.05%	2.16%
Ratio of net investment income to average net assets	0.45%	0.60%	0.37%	0.24%	0.56%
Portfolio turnover rate[4]	98%	92%	82%	70%	88%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[3]	The ratio of operating expenses after waiver/reimbursement excluding dividends on securities sold short and flex fees was 1.25%, 1.25%, 1.25%, 1.23% and 1.25% for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.
[4]	The calculation of the portfolio turnover rate reflects the absolute value of the long and short positions.
See Notes to Financial Statements.
60

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Strategic Equity Portfolio
	For The Year Ended October 31,
	2020 [1]	2019 [1]	2018	2017	2016
Net asset value, beginning of year	$ 27.22	$ 24.30	$ 24.90	$ 20.94	$ 21.80
Income from investment operations:
Net investment income	0.21	0.23	0.20	0.19	0.21
Net realized and unrealized gain (loss) on investments	(0.25)	3.22	1.07	5.35	0.81
Total from investment operations	(0.04)	3.45	1.27	5.54	1.02
Distributions to shareholders from:
Net investment income	(0.22)	(0.23)	(0.20)	(0.19)	(0.20)
Net realized capital gains	(0.53)	(0.30)	(1.67)	(1.39)	(1.68)
Total distributions	(0.75)	(0.53)	(1.87)	(1.58)	(1.88)
Net asset value, end of year	$ 26.43	$ 27.22	$ 24.30	$ 24.90	$ 20.94
Total return	(0.18)%	14.51%	5.14%	27.83%	5.22%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$219,447	$269,033	$226,032	$209,339	$176,864
Ratio of operating expenses to average net assets	0.86%	0.84%	0.83%	0.82%	0.84%
Ratio of net investment income to average net assets	0.79%	0.89%	0.79%	0.84%	1.00%
Portfolio turnover rate	19%	19%	6%	15%	22%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

	Small Cap Equity Portfolio Advisor Shares
	For The Year Ended October 31,
	2020 [1]	2019 [1]	2018	2017	2016
Net asset value, beginning of year	$ 23.66	$ 28.82	$ 32.13	$ 25.61	$ 26.02
Income from investment operations:
Net investment income (loss)	0.02	0.05	0.02	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	(0.41)	(1.04)	(0.10)	7.07	(0.15)
Total from investment operations	(0.39)	(0.99)	(0.08)	7.06	(0.12)
Distributions to shareholders from:
Net investment income	(0.04)	(0.07)	(0.02)	(0.02)	(0.05)
Net realized capital gains	—	(4.09)	(3.21)	(0.52)	(0.24)
Net return of capital	(0.00) [2]	(0.01)	—	—	—
Total distributions	(0.04)	(4.17)	(3.23)	(0.54)	(0.29)
Net asset value, end of year	$ 23.23	$ 23.66	$ 28.82	$ 32.13	$ 25.61
Total return	(1.63)%	(2.61)%	(0.58)%	27.84%	(0.43)%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$403,309	$761,813	$1,390,136	$1,574,979	$1,367,160
Ratio of operating expenses to average net assets	0.94%	0.93%	0.90%	0.90%	0.91%
Ratio of net investment income (loss) to average net assets	0.11%	0.21%	0.07%	(0.04)%	0.12%
Portfolio turnover rate[3]	36%	54%	44%	63%	58%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	Amount rounds to less than $0.01 per share.
[3]	Portfolio turnover is calculated at the fund level.

See Notes to Financial Statements.
61

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Small Cap Equity Portfolio Institutional Shares
	For The Year Ended October 31,
	2020 [1]	2019 [1]	2018	2017	2016
Net asset value, beginning of year	$ 25.07	$ 30.25	$ 33.54	$ 26.67	$ 27.07
Income from investment operations:
Net investment income	0.07	0.10	0.09	0.05	0.08
Net realized and unrealized gain (loss) on investments	(0.44)	(1.06)	(0.10)	7.37	(0.16)
Total from investment operations	(0.37)	(0.96)	(0.01)	7.42	(0.08)
Distributions to shareholders from:
Net investment income	(0.09)	(0.12)	(0.07)	(0.03)	(0.08)
Net realized capital gains	—	(4.09)	(3.21)	(0.52)	(0.24)
Net return of capital	(0.00) [2]	(0.01)	—	—	—
Total distributions	(0.09)	(4.22)	(3.28)	(0.55)	(0.32)
Net asset value, end of year	$ 24.61	$ 25.07	$ 30.25	$ 33.54	$ 26.67
Total return	(1.44)%	(2.38)%	(0.36)%	28.10%	(0.25)%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$836,015	$1,279,693	$2,131,461	$1,879,657	$1,264,752
Ratio of operating expenses to average net assets	0.74%	0.73%	0.70%	0.70%	0.71%
Ratio of net investment income to average net assets	0.29%	0.39%	0.27%	0.16%	0.30%
Portfolio turnover rate[3]	36%	54%	44%	63%	58%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	Amount rounds to less than $0.01 per share.
[3]	Portfolio turnover is calculated at the fund level.

	Large Cap Value Portfolio
	For The Year Ended October 31,
	2020 [1]	2019 [1]	2018 [1]	2017 [1]	2016
Net asset value, beginning of year	$ 9.95	$ 10.51	$ 11.37	$ 10.22	$ 11.15
Income from investment operations:
Net investment income	0.17	0.20	0.19	0.21	0.19
Net realized and unrealized gain (loss) on investments	(1.41)	0.51	(0.16)	1.96	0.30
Total from investment operations	(1.24)	0.71	0.03	2.17	0.49
Distributions to shareholders from:
Net investment income	(0.19)	(0.20)	(0.18)	(0.24)	(0.17)
Net realized capital gains	(0.87)	(1.07)	(0.71)	(0.78)	(1.25)
Total distributions	(1.06)	(1.27)	(0.89)	(1.02)	(1.42)
Net asset value, end of year	$ 7.65	$ 9.95	$ 10.51	$ 11.37	$ 10.22
Total return	(14.12)% [2]	8.24% [2]	0.04%	22.17%	5.58%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$19,287	$39,869	$71,597	$76,465	$72,154
Ratio of operating expenses to average net assets	1.13%	1.00%	0.91%	0.91%	0.91%
Ratio of net investment income to average net assets	1.98%	2.01%	1.69%	1.99%	1.83%
Portfolio turnover rate	89%	64%	71%	93%	110%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions as shown in the management discussion and analysis and as otherwise reported to shareholders.

See Notes to Financial Statements.
62

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Equity Income Portfolio
	For The Year Ended October 31,			For the Period December 21, 2016[1] through October 31, 2017[2]
	2020 [2]	2019 [2]	2018
Net asset value, beginning of year	$ 12.22	$ 11.15	$ 11.06	$ 10.00
Income from investment operations:
Net investment income	0.26	0.25	0.22	0.16
Net realized and unrealized gain (loss) on investments	(0.32)	1.33	0.09	1.01
Total from investment operations	(0.06)	1.58	0.31	1.17
Distributions to shareholders from:
Net investment income	(0.28)	(0.25)	(0.22)	(0.11)
Net realized capital gains	—	(0.26)	(0.00) [3]	—
Total distributions	(0.28)	(0.51)	(0.22)	(0.11)
Net asset value, end of year	$ 11.88	$ 12.22	$ 11.15	$ 11.06
Total return[4]	(0.38)%	14.69%	2.79%	11.77% [5]
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$18,560	$23,900	$18,536	$12,970
Ratio of operating expenses before waiver/reimbursement to average net assets	1.04% [6]	1.01%	1.11%	2.08% [7]
Ratio of operating expenses after waiver/reimbursement to average net assets	0.85% [6]	0.85%	0.85%	0.85% [7]
Ratio of net investment income to average net assets	2.21%	2.19%	2.02%	1.82% [7]
Portfolio turnover rate	63%	39%	29%	14% [8]

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	Amount rounds to less than $0.01 per share.
[4]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[5]	Total return calculation is not annualized.
[6]	This ratio does not include the expenses for the Exchange-Traded Funds held in the Portfolio.
[7]	Annualized.
[8]	Calculations represent portfolio turnover for the Portfolio for the period of December 21, 2016 through October 31, 2017.

See Notes to Financial Statements.
63

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Secured Options Portfolio Advisor Shares
	For The Year Ended October 31,
	2020 [1]	2019 [1]	2018	2017 [1]	2016 [1]
Net asset value, beginning of year	$ 13.01	$ 12.30	$ 12.75	$ 12.45	$ 12.57
Income from investment operations:
Net investment income (loss)	(0.07)	(0.04)	(0.06)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.34)	1.04	0.40	0.99	0.68
Total from investment operations	(0.41)	1.00	0.34	0.91	0.59
Distributions to shareholders from:
Net realized capital gains	(0.93)	(0.29)	(0.79)	(0.61)	(0.71)
Total distributions	(0.93)	(0.29)	(0.79)	(0.61)	(0.71)
Net asset value, end of year	$ 11.67	$ 13.01	$ 12.30	$ 12.75	$ 12.45
Total return	(3.50)%	8.43%	2.81%	7.53%	5.08%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$95,701	$268,478	$445,946	$446,859	$574,200
Ratio of operating expenses to average net assets[2]	0.88%	0.87% [3]	0.84%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets[2]	(0.59)%	(0.34)%	(0.50)%	(0.68)%	0.95%
Portfolio turnover rate[4,5]	—%	—%	—%	—%	—%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	This ratio does not include the expenses for the Exchange-Traded Funds held in the Portfolio.
[3]	The ratio of operating expenses excluding interest expense was 0.86% for the year ended October 31, 2019.
[4]	Portfolio turnover is calculated at the fund level.
[5]	All trading activity in the Portfolio during the year was short term and is excluded for portfolio turnover calculations resulting in zero portfolio turnover percentage.

See Notes to Financial Statements.
64

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Secured Options Portfolio Institutional Shares
	For The Year Ended October 31,			For the Period November 9, 2016[1] through October 31, 2017[2]
	2020 [2]	2019 [2]	2018 [2]
Net asset value, beginning of year	$ 13.09	$ 12.34	$ 12.77	$ 12.61
Income from investment operations:
Net investment income (loss)	(0.05)	(0.02)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.34)	1.06	0.40	0.83
Total from investment operations	(0.39)	1.04	0.36	0.77
Distributions to shareholders from:
Net realized capital gains	(0.93)	(0.29)	(0.79)	(0.61)
Total distributions	(0.93)	(0.29)	(0.79)	(0.61)
Net asset value, end of year	$ 11.77	$ 13.09	$ 12.34	$ 12.77
Total return	(3.31)%	8.73%	2.97%	6.34% [3]
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$354,674	$409,829	$396,523	$365,523
Ratio of operating expenses to average net assets[4]	0.68%	0.67% [5]	0.64%	0.65% [6]
Ratio of net investment income (loss) to average net assets[4]	(0.44)%	(0.14)%	(0.30)%	(0.45)% [6]
Portfolio turnover rate[7,8]	—%	—%	—%	—%

[1]	Class commenced operations on November 9, 2016.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	Total return calculation is not annualized.
[4]	This ratio does not include the expenses for the Exchange-Traded Funds held in the Portfolio.
[5]	The ratio of operating expenses excluding interest expense was 0.66% for the year ended October 31, 2019.
[6]	Annualized.
[7]	Portfolio turnover is calculated at the fund level.
[8]	All trading activity in the Portfolio during the year was short term and is excluded for portfolio turnover calculations resulting in zero portfolio turnover percentage.

See Notes to Financial Statements.
65

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Global Secured Options Portfolio
	For The Year Ended October 31,
	2020 [1,2]	2019 [1,2]	2018 [1,2]	2017 [1,2]	2016 [1,2]
Net asset value, beginning of year	$ 4.90	$104.10	$105.80	$ 96.00	$ 99.60
Income from investment operations:
Net investment income (loss)	(0.04)	0.02	0.10	0.60	1.50
Net realized and unrealized gain (loss) on investments	(0.02)	(5.71)	(0.90)	9.90	(3.00)
Total from investment operations	(0.06)	(5.69)	(0.80)	10.50	(1.50)
Distributions to shareholders from:
Net investment income	(0.00) [3]	(0.01)	(0.90)	(0.70)	(2.10)
Net realized capital gains	—	(93.50)	—	—	—
Total distributions	(0.00) [3]	(93.51)	(0.90)	(0.70)	(2.10)
Net asset value, end of year	$ 4.84	$ 4.90	$104.10	$105.80	$ 96.00
Total return	(1.07)% [4]	8.56% [4]	(0.76)%	10.94%	(1.47)%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$9,648	$ 1,220	$ 2,510	$10,642	$28,818
Ratio of operating expenses to average net assets[5]	—%	—%	1.17% [6]	1.13%	0.91%
Ratio of operating expenses before waiver/reimbursement to average net assets[5]	2.13%	9.76%	—%	—%	—%
Ratio of operating expenses after waiver/reimbursement to average net assets[5]	1.00%	1.63% [6]	—%	—%	—%
Ratio of net investment income to average net assets[5]	(0.83)%	0.32%	0.08%	0.58%	1.61%
Portfolio turnover rate	995%	685%	224%	9%	70%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	On March 16, 2020, the Global Secured Options Portfolio underwent a 1-for-10 reverse share split. The per share activity presented here has been retroactively adjusted to reflect this split. See Note 6.
[3]	Amount rounds to less than $0.01 per share.
[4]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[5]	This ratio does not include the expenses for the Exchange-Traded Funds held in the Portfolio.
[6]	The ratio of operating expenses after waiver/reimbursement excluding dividends on securities sold short and interest expense was 1.62% for the year ended October 31, 2019 and 1.11% for the year ended October 31, 2018.

	Core Fixed Income Portfolio
	For The Year Ended October 31,
	2020 [1]	2019 [1]	2018	2017	2016
Net asset value, beginning of year	$ 11.31	$ 10.49	$ 11.04	$ 11.26	$ 11.20
Income from investment operations:
Net investment income	0.21	0.25	0.25	0.21	0.21
Net realized and unrealized gain (loss) on investments	0.44	0.83	(0.50)	(0.13)	0.14
Total from investment operations	0.65	1.08	(0.25)	0.08	0.35
Distributions to shareholders from:
Net investment income	(0.25)	(0.26)	(0.26)	(0.22)	(0.23)
Net realized capital gains	—	—	(0.04)	(0.08)	(0.06)
Total distributions	(0.25)	(0.26)	(0.30)	(0.30)	(0.29)
Net asset value, end of year	$ 11.71	$ 11.31	$ 10.49	$ 11.04	$ 11.26
Total return	5.82%	10.46%	(2.32)%	0.75%	3.15%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$436,975	$505,603	$485,201	$488,548	$486,872
Ratio of operating expenses to average net assets	0.54%	0.53%	0.52%	0.52%	0.54%
Ratio of net investment income to average net assets	1.78%	2.30%	2.24%	1.90%	1.84%
Portfolio turnover rate	52%	36%	29%	46%	24%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See Notes to Financial Statements.
66

The Glenmede Fund, Inc.

Financial Highlights — (Continued)
For a share outstanding throughout each year
	Short Term Tax Aware Fixed Income Portfolio
	For The Year Ended October 31,				For the Period June 29, 2016[1] through October 31, 2016[2]
	2020 [2]	2019 [2]	2018	2017 [2]
Net asset value, beginning of year	$ 10.07	$ 9.90	$ 9.98	$ 9.99	$ 10.00
Income from investment operations:
Net investment income	0.11	0.13	0.09	0.07	0.02
Net realized and unrealized gain (loss) on investments	0.09	0.17	(0.08)	(0.01)	(0.02)
Total from investment operations	0.20	0.30	0.01	0.06	0.00
Distributions to shareholders from:
Net investment income	(0.11)	(0.13)	(0.09)	(0.07)	(0.01)
Total distributions	(0.11)	(0.13)	(0.09)	(0.07)	(0.01)
Net asset value, end of year	$ 10.16	$ 10.07	$ 9.90	$ 9.98	$ 9.99
Total return[3]	1.96%	3.03%	0.10%	0.57%	(0.02)% [4]
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$53,525	$50,939	$26,294	$33,900	$30,076
Ratio of operating expenses before waiver/reimbursement to average net assets[5]	0.63%	0.66%	0.61%	0.69%	0.90% [6]
Ratio of operating expenses after waiver/reimbursement to average net assets[5]	0.55%	0.55%	0.55%	0.55%	0.55% [6]
Ratio of net investment income to average net assets[5]	1.08%	1.33%	0.92%	0.69%	0.46% [6]
Portfolio turnover rate	59%	25%	19%	31%	35% [7]

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[4]	Total return calculation is not annualized.
[5]	This ratio does not include the expenses for the Exchange-Traded Funds held in the Portfolio.
[6]	Annualized.
[7]	Calculations represent portfolio turnover for the Portfolio for the period of June 29, 2016 through October 31, 2016.

See Notes to Financial Statements.
67

The Glenmede Fund, Inc.

Financial Highlights — (Concluded)
For a share outstanding throughout each year
	High Yield Municipal Portfolio
	For The Year Ended October 31,				For the Period December 22, 2015[1] through October 31, 2016[2]
	2020 [2]	2019 [2]	2018	2017
Net asset value, beginning of year	$ 10.84	$ 10.16	$ 10.35	$ 10.39	$ 10.00
Income from investment operations:
Net investment income	0.30	0.31	0.30	0.30	0.22
Net realized and unrealized gain (loss) on investments	(0.19)	0.68	(0.19)	(0.01)	0.34
Total from investment operations	0.11	0.99	0.11	0.29	0.56
Distributions to shareholders from:
Net investment income	(0.30)	(0.31)	(0.30)	(0.29)	(0.17)
Net realized capital gains	—	—	—	(0.04)	—
Total distributions	(0.30)	(0.31)	(0.30)	(0.33)	(0.17)
Net asset value, end of year	$ 10.65	$ 10.84	$ 10.16	$ 10.35	$ 10.39
Total return	1.09% [3]	9.90% [3]	1.04%	2.89%	5.56% [3,4]
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$232,783	$215,419	$192,319	$170,440	$153,893
Ratio of operating expenses to average net assets	—%	—%	0.99%	1.00%	—%
Ratio of operating expenses before waiver/reimbursement to average net assets	1.02%	1.00%	—%	—%	1.08% [5]
Ratio of operating expenses after waiver/reimbursement to average net assets	1.00%	1.00%	—%	—%	1.00% [5]
Ratio of net investment income to average net assets	2.85%	2.95%	2.90%	2.92%	2.44% [5]
Portfolio turnover rate	28% [6]	27% [6]	44% [6]	43% [6]	73% [7]

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[4]	Total return calculation is not annualized.
[5]	Annualized.
[6]	Variable Rate Demand Note (VRDN) securities are excluded from the portfolio turnover calculation.
[7]	Calculations represent portfolio turnover for the Portfolio for the period of December 22, 2015 through October 31, 2016.
See Notes to Financial Statements.
68

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Core Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2020
Shares		Value
COMMON STOCKS* — 99.4%
	Aerospace & Defense — 0.5%
18,200	Lockheed Martin Corp.	$ 6,372,366
	Air Freight & Logistics — 0.5%
75,883	Expeditors International of Washington, Inc.	6,705,781
	Auto Components — 0.6%
220,826	BorgWarner, Inc.	7,724,493
	Automobiles — 1.5%
527,616	General Motors Co.	18,218,580
	Banks — 4.0%
215,355	Bank of America Corp.	5,103,914
358,676	Citigroup, Inc.	14,856,360
683,405	Citizens Financial Group, Inc.	18,622,786
283,633	US Bancorp	11,047,505
		49,630,565
	Beverages — 1.0%
166,223	Monster Beverage Corp.[1]	12,727,695
	Biotechnology — 3.4%
87,079	Alexion Pharmaceuticals, Inc.[1]	10,026,276
101,986	Amgen, Inc.	22,124,843
39,869	Biogen, Inc.[1]	10,049,779
		42,200,898
	Building Products — 1.8%
311,801	Carrier Global Corp.	10,411,035
154,258	Fortune Brands Home & Security, Inc.	12,474,845
		22,885,880
	Capital Markets — 5.2%
124,249	Ameriprise Financial, Inc.	19,982,967
365,013	Bank of New York Mellon Corp. (The)	12,541,847
137,566	Intercontinental Exchange, Inc.	12,986,230
129,541	Morgan Stanley	6,237,399
220,843	State Street Corp.	13,007,653
		64,756,096
	Chemicals — 0.6%
53,788	PPG Industries, Inc.	6,977,379
	Communications Equipment — 4.1%
29,957	Arista Networks, Inc.[1]	6,258,017
311,826	Ciena Corp.[1]	12,282,826
247,498	Cisco Systems, Inc.	8,885,178
94,849	F5 Networks, Inc.[1]	12,609,226
566,263	Juniper Networks, Inc.	11,166,707
		51,201,954
	Containers & Packaging — 1.2%
351,692	International Paper Co.	15,386,525
	Diversified Consumer Services — 0.6%
421,722	H&R Block, Inc.	7,278,922
	Diversified Telecommunication Services — 2.0%
444,650	AT&T, Inc.	12,014,443
213,824	Verizon Communications, Inc.	12,185,830
		24,200,273
See Notes to Financial Statements.
69

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Core Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Electronic Equipment, Instruments & Components — 1.2%
141,431	Keysight Technologies, Inc.[1]	$ 14,831,869
	Energy Equipment & Services — 0.5%
424,919	Baker Hughes Co.	6,276,054
	Entertainment — 3.7%
288,594	Activision Blizzard, Inc.	21,855,224
146,663	Electronic Arts, Inc.[1]	17,574,627
41,997	Take-Two Interactive Software, Inc.[1]	6,506,175
		45,936,026
	Equity Real Estate Investment Trusts — 3.6%
47,472	American Tower Corp.	10,901,945
41,669	Crown Castle International Corp.	6,508,698
7,703	Equinix, Inc.	5,632,742
215,563	Prologis, Inc.	21,383,849
		44,427,234
	Food & Staples Retailing — 1.8%
682,375	Kroger Co. (The)	21,979,299
	Food Products — 1.0%
217,599	General Mills, Inc.	12,864,453
	Health Care Providers & Services — 5.0%
53,772	Anthem, Inc.	14,669,001
63,439	Cigna Corp.	10,592,410
174,729	DaVita, Inc.[1]	15,070,376
147,220	McKesson Corp.	21,713,478
		62,045,265
	Household Durables — 2.7%
270,488	DR Horton, Inc.	18,071,303
219,173	Lennar Corp. - Class A	15,392,520
		33,463,823
	Household Products — 2.4%
174,358	Church & Dwight Co., Inc.	15,411,503
175,838	Colgate-Palmolive Co.	13,871,860
		29,283,363
	Independent Power & Renewable Electricity Producer — 1.9%
1,227,703	AES Corp. (The)	23,940,209
	Industrial Conglomerates — 1.3%
94,251	Honeywell International, Inc.	15,546,702
	Insurance — 1.7%
249,961	Aflac, Inc.	8,486,176
346,512	MetLife, Inc.	13,115,479
		21,601,655
	Interactive Media & Services — 3.8%
14,874	Alphabet, Inc. - Class A1	24,038,020
86,935	Facebook, Inc. - Class A1	22,873,468
		46,911,488
	Internet & Direct Marketing Retail — 1.7%
437,028	eBay, Inc.	20,815,644
	IT Services — 6.9%
106,786	Accenture PLC - Class A	23,162,951
See Notes to Financial Statements.
70

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Core Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	IT Services — (Continued)
295,041	Amdocs, Ltd.	$ 16,634,412
161,583	Cognizant Technology Solutions Corp. - Class A	11,540,258
124,265	Fiserv, Inc.[1]	11,863,579
117,966	PayPal Holdings, Inc.[1]	21,957,012
		85,158,212
	Machinery — 0.8%
47,398	Parker-Hannifin Corp.	9,875,847
	Media — 1.8%
533,699	Comcast Corp. - Class A	22,543,446
	Metals & Mining — 2.5%
355,297	Newmont Corp.	22,326,863
73,509	Reliance Steel & Aluminum Co.	8,011,746
		30,338,609
	Multi-line Retail — 2.8%
61,422	Dollar General Corp.	12,819,386
141,678	Target Corp.	21,566,225
		34,385,611
	Oil, Gas & Consumable Fuels — 0.8%
855,420	Kinder Morgan, Inc.	10,179,498
	Pharmaceuticals — 2.6%
50,244	Bristol-Myers Squibb Co.	2,936,762
245,604	Merck & Co., Inc.	18,471,877
286,718	Pfizer, Inc.	10,172,754
		31,581,393
	Road & Rail — 1.6%
158,387	CSX Corp.	12,503,070
39,610	Union Pacific Corp.	7,018,496
		19,521,566
	Semiconductors & Semiconductor Equipment — 6.1%
244,105	Applied Materials, Inc.	14,458,339
280,051	Intel Corp.	12,400,658
67,856	Lam Research Corp.	23,212,180
57,496	Qorvo, Inc.[1]	7,322,691
80,230	Skyworks Solutions, Inc.	11,335,697
76,840	Teradyne, Inc.	6,750,394
		75,479,959
	Software — 8.1%
77,164	Citrix Systems, Inc.	8,740,366
330,021	Dropbox, Inc. - Class A1	6,026,184
172,366	Fortinet, Inc.[1]	19,024,035
113,113	Microsoft Corp.	22,901,989
337,220	Oracle Corp.	18,921,414
110,142	RealPage, Inc.[1]	6,133,808
88,396	Synopsys, Inc.[1]	18,904,369
		100,652,165
	Specialty Retail — 3.1%
201,378	Best Buy Co., Inc.	22,463,716
104,309	Lowe’s Cos., Inc.	16,491,253
		38,954,969
See Notes to Financial Statements.
71

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Core Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Technology Hardware, Storage & Peripherals — 3.0%
170,476	Apple, Inc.	$ 18,558,017
695,964	Hewlett Packard Enterprise Co.	6,013,129
692,149	HP, Inc.	12,430,996
		37,002,142
	TOTAL COMMON STOCKS (Cost $1,002,234,677)	1,231,863,908
RIGHTS* — 0.1%
	Pharmaceuticals — 0.1%
209,103	Bristol-Myers Squibb Co. (expiring 3/31/21)[1]	681,676
	TOTAL RIGHTS (Cost $445,389)	681,676
Face Amount
REPURCHASE AGREEMENT* — 0.6%
$7,364,666	With Fixed Income Clearing Corp., dated 10/30/20, 0.00%, principal and interest in the amount of $7,364,666, due 11/2/20, (collateralized by a U.S. Treasury Note with a par value of $7,448,600, coupon rate of 0.500%, due 03/15/2023, market value of $7,512,007)	7,364,666
	TOTAL REPURCHASE AGREEMENT (Cost $7,364,666)	7,364,666
TOTAL INVESTMENTS (Cost $1,010,044,732)	100.1%	$1,239,910,250
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.1)	(727,992)
NET ASSETS	100.0%	$1,239,182,258

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
See Notes to Financial Statements.
72

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Core Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2020
INDUSTRY DIVERSIFICATION
On October 31, 2020, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Software	8.1%	$ 100,652,165
IT Services	6.9	85,158,212
Semiconductors & Semiconductor Equipment	6.1	75,479,959
Capital Markets	5.2	64,756,096
Health Care Providers & Services	5.0	62,045,265
Communications Equipment	4.1	51,201,954
Banks	4.0	49,630,565
Interactive Media & Services	3.8	46,911,488
Entertainment	3.7	45,936,026
Equity Real Estate Investment Trusts	3.6	44,427,234
Biotechnology	3.4	42,200,898
Specialty Retail	3.1	38,954,969
Technology Hardware, Storage & Peripherals	3.0	37,002,142
Multi-line Retail	2.8	34,385,611
Household Durables	2.7	33,463,823
Pharmaceuticals	2.7	32,263,069
Metals & Mining	2.5	30,338,609
Household Products	2.4	29,283,363
Diversified Telecommunication Services	2.0	24,200,273
Independent Power & Renewable Electricity Producer	1.9	23,940,209
Building Products	1.8	22,885,880
Media	1.8	22,543,446
Food & Staples Retailing	1.8	21,979,299
Insurance	1.7	21,601,655
Internet & Direct Marketing Retail	1.7	20,815,644
Road & Rail	1.6	19,521,566
Automobiles	1.5	18,218,580
Industrial Conglomerates	1.3	15,546,702
Containers & Packaging	1.2	15,386,525
Electronic Equipment, Instruments & Components	1.2	14,831,869
Food Products	1.0	12,864,453
Beverages	1.0	12,727,695
Oil, Gas & Consumable Fuels	0.8	10,179,498
Machinery	0.8	9,875,847
Auto Components	0.6	7,724,493
Diversified Consumer Services	0.6	7,278,922
Chemicals	0.6	6,977,379
Air Freight & Logistics	0.5	6,705,781
Aerospace & Defense	0.5	6,372,366
Energy Equipment & Services	0.5	6,276,054
TOTAL COMMON STOCKS AND RIGHTS	99.5%	$1,232,545,584
REPURCHASE AGREEMENT	0.6	7,364,666
TOTAL INVESTMENTS	100.1%	$1,239,910,250
See Notes to Financial Statements.
73

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Growth Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2020
Shares		Value
COMMON STOCKS* — 99.6%
	Aerospace & Defense — 0.6%
34,798	Lockheed Martin Corp.	$ 12,183,824
	Air Freight & Logistics — 1.6%
386,980	Expeditors International of Washington, Inc.	34,197,423
	Beverages — 1.5%
435,787	Monster Beverage Corp.[1]	33,368,210
	Biotechnology — 6.3%
230,151	Amgen, Inc.	49,928,958
178,253	Biogen, Inc.[1]	44,932,233
79,582	Regeneron Pharmaceuticals, Inc.[1]	43,257,592
		138,118,783
	Capital Markets — 2.5%
589,642	Intercontinental Exchange, Inc.	55,662,205
	Communications Equipment — 2.2%
228,644	Arista Networks, Inc.[1]	47,763,732
	Containers & Packaging — 2.2%
219,094	Avery Dennison Corp.	30,320,419
393,189	Berry Global Group, Inc.[1]	18,334,403
		48,654,822
	Electronic Equipment, Instruments & Components — 5.6%
520,251	Amphenol Corp. - Class A	58,705,123
530,354	CDW Corp.	65,021,400
		123,726,523
	Entertainment — 5.1%
252,176	Activision Blizzard, Inc.	19,097,289
515,840	Electronic Arts, Inc.[1]	61,813,107
198,971	Take-Two Interactive Software, Inc.[1]	30,824,587
		111,734,983
	Equity Real Estate Investment Trusts — 1.8%
168,335	American Tower Corp.	38,658,133
	Food & Staples Retailing — 0.6%
34,412	Costco Wholesale Corp.	12,306,419
	Health Care Providers & Services — 5.2%
530,288	AmerisourceBergen Corp.	50,944,768
264,176	McKesson Corp.	38,963,318
84,210	UnitedHealth Group, Inc.	25,695,840
		115,603,926
	Household Durables — 1.3%
415,225	Lennar Corp. - Class A	29,161,252
	Household Products — 2.1%
527,610	Church & Dwight Co., Inc.	46,635,448
	Insurance — 1.6%
346,443	Marsh & McLennan Cos., Inc.	35,842,993
	Interactive Media & Services — 5.9%
41,921	Alphabet, Inc. - Class A1	67,748,947
234,413	Facebook, Inc. - Class A1	61,676,405
		129,425,352
See Notes to Financial Statements.
74

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Growth Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Internet & Direct Marketing Retail — 2.4%
1,133,569	eBay, Inc.	$ 53,991,891
	IT Services — 9.9%
117,888	Akamai Technologies, Inc.[1]	11,213,507
319,609	Booz Allen Hamilton Holding Corp.	25,089,306
279,226	Fiserv, Inc.[1]	26,657,706
134,196	Leidos Holdings, Inc.	11,138,268
462,771	Paychex, Inc.	38,062,915
321,346	PayPal Holdings, Inc.[1]	59,812,131
260,196	Visa, Inc. - Class A	47,280,215
		219,254,048
	Multi-line Retail — 3.2%
267,834	Dollar General Corp.	55,899,634
154,290	Dollar Tree, Inc.[1]	13,935,473
		69,835,107
	Pharmaceuticals — 0.6%
95,456	Johnson & Johnson	13,087,972
	Semiconductors & Semiconductor Equipment — 8.5%
876,376	Applied Materials, Inc.	51,907,750
159,958	KLA-Tencor Corp.	31,540,518
161,210	Lam Research Corp.	55,146,717
43,091	Monolithic Power Systems, Inc.	13,771,884
291,795	Xilinx, Inc.	34,633,149
		187,000,018
	Software — 17.0%
23,719	Adobe, Inc.[1]	10,604,765
604,117	Cadence Design Systems, Inc.[1]	66,072,276
1,276,764	Dropbox, Inc. - Class A1	23,313,711
517,912	Fortinet, Inc.[1]	57,161,947
318,346	Microsoft Corp.	64,455,515
992,620	Oracle Corp.	55,695,908
836,040	SS&C Technologies Holdings, Inc.	49,510,289
224,941	Synopsys, Inc.[1]	48,105,882
		374,920,293
	Specialty Retail — 9.1%
563,258	Best Buy Co., Inc.	62,831,430
208,789	Home Depot, Inc. (The)	55,686,114
374,671	Lowe’s Cos., Inc.	59,235,485
172,838	Tractor Supply Co.	23,023,750
		200,776,779
	Technology Hardware, Storage & Peripherals — 2.8%
561,712	Apple, Inc.	61,147,968
	TOTAL COMMON STOCKS (Cost $1,569,072,598)	2,193,058,104
See Notes to Financial Statements.
75

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Growth Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
REPURCHASE AGREEMENT* — 0.6%
$13,512,189
With Fixed Income Clearing Corp., dated 10/30/20, 0.00%, principal and interest in the amount of $13,512,189, due 11/2/20, (collateralized by a U.S. Treasury Note with a par value of $13,666,100, coupon rate of 0.500%, due 03/15/2023, market value of $13,782,433)
		$ 13,512,189
TOTAL REPURCHASE AGREEMENT (Cost $13,512,189)		13,512,189
TOTAL INVESTMENTS (Cost $1,582,584,787)	100.2%	$2,206,570,293
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.2)	(3,352,604)
NET ASSETS	100.0%	$2,203,217,689

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
See Notes to Financial Statements.
76

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Growth Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2020
INDUSTRY DIVERSIFICATION
On October 31, 2020, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Software	17.0%	$ 374,920,293
IT Services	9.9	219,254,048
Specialty Retail	9.1	200,776,779
Semiconductors & Semiconductor Equipment	8.5	187,000,018
Biotechnology	6.3	138,118,783
Interactive Media & Services	5.9	129,425,352
Electronic Equipment, Instruments & Components	5.6	123,726,523
Health Care Providers & Services	5.2	115,603,926
Entertainment	5.1	111,734,983
Multi-line Retail	3.2	69,835,107
Technology Hardware, Storage & Peripherals	2.8	61,147,968
Capital Markets	2.5	55,662,205
Internet & Direct Marketing Retail	2.4	53,991,891
Containers & Packaging	2.2	48,654,822
Communications Equipment	2.2	47,763,732
Household Products	2.1	46,635,448
Equity Real Estate Investment Trusts	1.8	38,658,133
Insurance	1.6	35,842,993
Air Freight & Logistics	1.6	34,197,423
Beverages	1.5	33,368,210
Household Durables	1.3	29,161,252
Pharmaceuticals	0.6	13,087,972
Food & Staples Retailing	0.6	12,306,419
Aerospace & Defense	0.6	12,183,824
TOTAL COMMON STOCKS AND RIGHTS	99.6%	$2,193,058,104
REPURCHASE AGREEMENT	0.6	13,512,189
TOTAL INVESTMENTS	100.2%	$2,206,570,293
See Notes to Financial Statements.
77

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Value Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2020
Shares		Value
COMMON STOCKS* — 99.5%
	Automobiles — 1.5%
1,449	Ford Motor Co.	$ 11,201
360	General Motors Co.	12,431
		23,632
	Banks — 7.8%
813	Citigroup, Inc.	33,675
896	Citizens Financial Group, Inc.	24,416
1,261	Fifth Third Bancorp	29,280
1,500	Regions Financial Corp.	19,950
760	Wells Fargo & Co.	16,302
		123,623
	Biotechnology — 1.6%
81	Alexion Pharmaceuticals, Inc.[1]	9,326
33	Amgen, Inc.	7,159
36	Biogen, Inc.[1]	9,075
		25,560
	Building Products — 1.0%
192	Fortune Brands Home & Security, Inc.	15,527
	Capital Markets — 8.7%
241	Ameriprise Financial, Inc.	38,760
930	Bank of New York Mellon Corp. (The)	31,955
372	Intercontinental Exchange, Inc.	35,117
336	Morgan Stanley	16,178
127	Nasdaq, Inc.	15,366
		137,376
	Chemicals — 1.0%
324	Axalta Coating Systems, Ltd.[1]	8,136
110	LyondellBasell Industries N.V. - Class A	7,529
		15,665
	Communications Equipment — 1.9%
208	Ciena Corp.[1]	8,193
267	Cisco Systems, Inc.	9,586
664	Juniper Networks, Inc.	13,094
		30,873
	Construction & Engineering — 0.7%
165	Quanta Services, Inc.	10,301
	Containers & Packaging — 2.5%
66	Avery Dennison Corp.	9,133
705	International Paper Co.	30,844
		39,977
	Diversified Consumer Services — 0.9%
816	H&R Block, Inc.	14,084
	Diversified Telecommunication Services — 3.9%
896	AT&T, Inc.	24,210
2,783	CenturyLink, Inc.	23,989
248	Verizon Communications, Inc.	14,134
		62,333
	Electric Utilities — 2.1%
583	Southern Co. (The)	33,493
See Notes to Financial Statements.
78

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Value Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Electrical Equipment — 1.7%
267	Eaton Corp. PLC	$ 27,712
	Electronic Equipment, Instruments & Components — 0.6%
292	Corning, Inc.	9,335
	Energy Equipment & Services — 2.6%
1,172	Baker Hughes Co.	17,311
1,649	Schlumberger, Ltd.	24,636
		41,947
	Equity Real Estate Investment Trusts — 2.6%
419	Prologis, Inc.	41,565
	Food & Staples Retailing — 2.0%
982	Kroger Co. (The)	31,630
	Food Products — 3.2%
556	General Mills, Inc.	32,871
324	Tyson Foods, Inc. - Class A	18,542
		51,413
	Health Care Providers & Services — 6.8%
96	Anthem, Inc.	26,189
106	Cigna Corp.	17,699
638	CVS Health Corp.	35,785
193	McKesson Corp.	28,466
		108,139
	Household Durables — 2.3%
322	DR Horton, Inc.	21,513
356	PulteGroup, Inc.	14,510
		36,023
	Household Products — 2.1%
241	Procter & Gamble Co. (The)	33,041
	Independent Power & Renewable Electricity Producer — 1.6%
1,300	AES Corp. (The)	25,350
	Insurance — 4.2%
279	American International Group, Inc.	8,786
248	Fidelity National Financial, Inc.	7,760
825	MetLife, Inc.	31,226
460	Principal Financial Group, Inc.	18,041
		65,813
	Interactive Media & Service — 0.5%
5	Alphabet, Inc. - Class A1	8,081
	IT Services — 1.4%
203	Amdocs, Ltd.	11,445
145	Cognizant Technology Solutions Corp. - Class A	10,356
		21,801
	Machinery — 4.0%
189	Cummins, Inc.	41,559
103	Parker-Hannifin Corp.	21,461
		63,020
	Media — 5.1%
481	Comcast Corp. - Class A	20,318
413	Fox Corp. - Class A	10,953
See Notes to Financial Statements.
79

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Value Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Media — (Continued)
746	Fox Corp. - Class B1	$ 19,500
443	Interpublic Group of Cos., Inc. (The)	8,014
467	Omnicom Group, Inc.	22,042
		80,827
	Metals & Mining — 2.9%
298	Newmont Corp.	18,727
170	Reliance Steel & Aluminum Co.	18,528
290	Steel Dynamics, Inc.	9,129
		46,384
	Multi-line Retail — 1.0%
101	Target Corp.	15,374
	Multi-Utilities — 1.1%
305	Public Service Enterprise Group, Inc.	17,736
	Oil, Gas & Consumable Fuels — 1.0%
543	ConocoPhillips	15,541
	Pharmaceuticals — 5.2%
575	Bristol-Myers Squibb Co.	33,609
83	Jazz Pharmaceuticals PLC[1]	11,960
1,027	Pfizer, Inc.	36,438
		82,007
	Real Estate Management & Development — 2.1%
665	CBRE Group, Inc. - Class A1	33,516
	Road & Rail — 2.7%
443	CSX Corp.	34,970
41	Norfolk Southern Corp.	8,574
		43,544
	Semiconductors & Semiconductor Equipment — 3.9%
569	Applied Materials, Inc.	33,702
647	Intel Corp.	28,649
		62,351
	Software — 1.2%
346	Oracle Corp.	19,414
	Specialty Retail — 1.5%
213	Best Buy Co., Inc.	23,760
	Technology Hardware, Storage & Peripherals — 1.6%
1,418	HP, Inc.	25,467
	Trading Companies & Distributors — 1.0%
91	United Rentals, Inc.[1]	16,224
	TOTAL COMMON STOCKS (Cost $1,543,795)	1,579,459
See Notes to Financial Statements.
80

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Value Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
REPURCHASE AGREEMENT* — 0.6%
$9,041
With Fixed Income Clearing Corp., dated 10/30/20, 0.00%, principal and interest in the amount of $9,041, due 11/2/20, (collateralized by a U.S. Treasury Note with a par value of $9,200, coupon rate of 0.500%, due 03/15/2023, market value of $9,278)
		$ 9,041
TOTAL REPURCHASE AGREEMENT (Cost $9,041)		9,041
TOTAL INVESTMENTS (Cost $1,552,836)	100.1%	$1,588,500
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.1)	(1,000)
NET ASSETS	100.0%	$1,587,500

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
See Notes to Financial Statements.
81

THE GLENMEDE FUND, INC.

Quantitative U.S. Large Cap Value Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2020
INDUSTRY DIVERSIFICATION
On October 31, 2020, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Capital Markets	8.7%	$ 137,376
Banks	7.8	123,623
Health Care Providers & Services	6.8	108,139
Pharmaceuticals	5.2	82,007
Media	5.1	80,827
Insurance	4.2	65,813
Machinery	4.0	63,020
Semiconductors & Semiconductor Equipment	3.9	62,351
Diversified Telecommunication Services	3.9	62,333
Food Products	3.2	51,413
Metals & Mining	2.9	46,384
Road & Rail	2.7	43,544
Energy Equipment & Services	2.6	41,947
Equity Real Estate Investment Trusts	2.6	41,565
Containers & Packaging	2.5	39,977
Household Durables	2.3	36,023
Real Estate Management & Development	2.1	33,516
Electric Utilities	2.1	33,493
Household Products	2.1	33,041
Food & Staples Retailing	2.0	31,630
Communications Equipment	1.9	30,873
Electrical Equipment	1.7	27,712
Biotechnology	1.6	25,560
Technology Hardware, Storage & Peripherals	1.6	25,467
Independent Power & Renewable Electricity Producer	1.6	25,350
Specialty Retail	1.5	23,760
Automobiles	1.5	23,632
IT Services	1.4	21,801
Software	1.2	19,414
Multi-Utilities	1.1	17,736
Trading Companies & Distributors	1.0	16,224
Chemicals	1.0	15,665
Oil, Gas & Consumable Fuels	1.0	15,541
Building Products	1.0	15,527
Multi-line Retail	1.0	15,374
Diversified Consumer Services	0.9	14,084
Construction & Engineering	0.7	10,301
Electronic Equipment, Instruments & Components	0.6	9,335
Interactive Media & Service	0.5	8,081
TOTAL COMMON STOCKS	99.5%	$1,579,459
REPURCHASE AGREEMENT	0.6	9,041
TOTAL INVESTMENTS	100.1%	$1,588,500
See Notes to Financial Statements.
82

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2020
Shares		Value
COMMON STOCKS* — 99.6%
	Air Freight & Logistics — 1.5%
127	Atlas Air Worldwide Holdings, Inc.[1]	$ 7,513
152	Hub Group, Inc. - Class A1	7,620
		15,133
	Auto Components — 0.8%
233	Cooper Tire & Rubber Co.	8,013
	Banks — 10.5%
363	Cathay General Bancorp	8,541
519	Central Pacific Financial Corp.	7,147
236	Financial Institutions, Inc.	4,184
1,455	First BanCorp	9,443
211	First Financial Corp.	7,326
489	First Foundation, Inc.	7,271
408	Hilltop Holdings, Inc.	9,307
943	Hope Bancorp, Inc.	7,610
224	Independent Bank Group, Inc.	11,554
985	Investors Bancorp, Inc.	8,333
342	Pacific Premier Bancorp, Inc.	8,721
404	Simmons First National Corp. - Class A	6,864
906	Valley National Bancorp	6,922
		103,223
	Biotechnology — 11.8%
2,992	Akebia Therapeutics, Inc.[1,2]	6,642
263	AnaptysBio, Inc.[1]	7,748
537	Assembly Biosciences, Inc.[1]	7,915
2,600	Catalyst Pharmaceuticals, Inc.[1]	7,722
1,076	CytomX Therapeutics, Inc.[1]	7,123
400	Dicerna Pharmaceuticals, Inc.[1]	8,396
170	Eagle Pharmaceuticals Inc/DE1	7,909
266	Editas Medicine, Inc.[1,2]	8,230
315	Intellia Therapeutics, Inc.[1,2]	7,541
73	Ligand Pharmaceuticals, Inc.[1,2]	6,019
147	MacroGenics, Inc.[1]	2,853
753	Prothena Corp. PLC[1]	8,215
721	Retrophin, Inc.[1]	14,593
985	Spectrum Pharmaceuticals, Inc.[1]	3,379
621	Vanda Pharmaceuticals, Inc.[1]	6,639
121	Xencor, Inc.[1]	4,644
		115,568
	Building Products — 2.4%
1,568	Cornerstone Building Brands, Inc.[1]	12,027
64	Masonite International Corp.[1]	5,632
337	Quanex Building Products Corp.	6,133
		23,792
	Capital Markets — 3.0%
865	Brightsphere Investment Group, Inc.	11,937
363	Federated Hermes, Inc.	8,675
156	Stifel Financial Corp.	9,120
		29,732
	Chemicals — 1.6%
265	Avient Corp.	8,234
161	HB Fuller Co.	7,285
		15,519
See Notes to Financial Statements.
83

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Commercial Services & Supplies — 1.2%
634	ACCO Brands Corp.	$ 3,341
137	Herman Miller, Inc.	4,174
283	KAR Auction Services, Inc.	4,121
		11,636
	Communications Equipment — 1.4%
214	NETGEAR, Inc.[1]	6,595
545	Viavi Solutions, Inc.[1]	6,731
		13,326
	Construction & Engineering — 2.1%
246	Arcosa, Inc.	11,358
214	Primoris Services Corp.	4,038
408	Tutor Perini Corp.[1]	5,512
		20,908
	Construction Materials — 0.9%
495	Summit Materials, Inc. - Class A1	8,757
	Consumer Finance — 0.9%
1,082	Navient Corp.	8,667
	Diversified Consumer Services — 1.9%
272	American Public Education, Inc.[1]	7,689
230	K12, Inc.[1]	5,490
517	Perdoceo Education Corp.[1]	5,837
		19,016
	Diversified Telecommunication Services — 0.4%
294	Ooma, Inc.[1]	4,148
	Electric Utilities — 1.2%
98	ALLETE, Inc.	5,055
179	Otter Tail Corp.	6,864
		11,919
	Electronic Equipment, Instruments & Components — 3.8%
153	Fabrinet[1]	9,183
159	Insight Enterprises, Inc.[1]	8,483
59	Plexus Corp.[1]	4,103
230	Sanmina Corp.[1]	5,621
528	TTM Technologies, Inc.[1]	6,267
252	Vishay Intertechnology, Inc.	4,088
		37,745
	Equity Real Estate Investment Trusts — 5.5%
150	American Assets Trust, Inc.	3,139
396	CareTrust REIT, Inc.	6,772
773	City Office REIT, Inc.	4,885
82	EastGroup Properties, Inc.	10,912
755	Lexington Realty Trust	7,497
331	National Storage Affiliates Trust	11,218
322	STAG Industrial, Inc.	10,021
		54,444
	Food & Staples Retailing — 1.6%
200	BJ’s Wholesale Club Holdings, Inc.[1]	7,658
440	SpartanNash Co.	8,100
		15,758
See Notes to Financial Statements.
84

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Health Care Equipment & Supplies — 3.9%
1,295	Invacare Corp.	$ 10,502
971	OraSure Technologies, Inc.[1]	14,507
288	SeaSpine Holdings Corp.[1]	3,675
3,190	ViewRay, Inc.[1,2]	9,474
		38,158
	Health Care Providers & Services — 2.3%
615	Select Medical Holdings Corp.[1]	12,903
396	Tenet Healthcare Corp.[1]	9,718
		22,621
	Health Care Technology — 0.8%
730	Allscripts Healthcare Solutions, Inc.[1]	7,358
	Hotels, Restaurants & Leisure — 0.9%
365	Twin River Worldwide Holdings, Inc.	8,859
	Household Durables — 3.5%
126	Meritage Homes Corp.[1]	10,973
248	Taylor Morrison Home Corp.[1]	5,357
52	TopBuild Corp.[1]	7,967
629	TRI Pointe Group, Inc.[1]	10,335
		34,632
	Household Products — 0.7%
206	Central Garden & Pet Co. - Class A1	7,290
	Insurance — 3.0%
486	CNO Financial Group, Inc.	8,627
243	Employers Holdings, Inc.	7,778
201	Horace Mann Educators Corp.	6,816
139	Stewart Information Services Corp.	5,892
		29,113
	Interactive Media & Service — 0.6%
299	Cargurus, Inc.[1]	5,959
	IT Services — 3.5%
536	NIC, Inc.	12,017
372	Perficient, Inc.[1]	14,567
215	Sykes Enterprises, Inc.[1]	7,362
		33,946
	Life Sciences Tools & Services — 0.7%
317	Luminex Corp.	6,987
	Machinery — 1.1%
350	Rexnord Corp.	11,228
	Media — 0.8%
628	Gray Television, Inc.[1]	7,963
	Metals & Mining — 1.5%
420	Commercial Metals Co.	8,673
90	Kaiser Aluminum Corp.	5,664
		14,337
	Mortgage Real Estate Investment Trusts — 1.3%
587	ARMOUR Residential REIT, Inc.	5,600
1,407	Capstead Mortgage Corp.	7,190
		12,790
See Notes to Financial Statements.
85

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Multi-line Retail — 0.8%
156	Big Lots, Inc.	$ 7,426
	Multi-Utilities — 0.4%
116	Unitil Corp.	4,008
	Oil, Gas & Consumable Fuels — 2.3%
400	CVR Energy, Inc.	4,404
1,233	DHT Holdings, Inc.	5,931
527	Teekay Tankers, Ltd. - Class A1	4,969
363	World Fuel Services Corp.	7,641
		22,945
	Paper & Forest Products — 1.5%
194	Boise Cascade Co.	7,446
297	Domtar Corp.	7,092
		14,538
	Pharmaceuticals — 0.7%
781	Alder Biopharmaceuticals, Inc.[1,3]	0
349	Supernus Pharmaceuticals, Inc.[1]	6,408
		6,408
	Professional Services — 1.4%
104	ASGN, Inc.[1]	6,935
314	Heidrick & Struggles International, Inc.	7,175
		14,110
	Real Estate Management & Development — 0.9%
752	Realogy Holdings Corp.[1,2]	8,392
	Semiconductors & Semiconductor Equipment — 4.1%
471	Amkor Technology, Inc.[1]	5,581
288	Axcelis Technologies, Inc.[1]	6,356
228	Cohu, Inc.	4,955
178	Diodes, Inc.[1]	10,294
284	FormFactor, Inc.[1]	8,051
172	SMART Global Holdings, Inc.[1]	4,539
		39,776
	Software — 3.2%
528	ChannelAdvisor Corp.[1]	8,554
104	Progress Software Corp.	3,782
165	SPS Commerce, Inc.[1]	14,122
385	Xperi Holding Corp.	4,774
		31,232
	Specialty Retail — 3.3%
89	Asbury Automotive Group, Inc.[1]	9,165
108	Group 1 Automotive, Inc.	11,457
239	MarineMax, Inc.[1]	7,165
174	Zumiez, Inc.[1]	4,872
		32,659
	Trading Companies & Distributors — 3.3%
182	Beacon Roofing Supply, Inc.[1]	5,587
319	BMC Stock Holdings, Inc.[1]	12,629
1,707	NOW, Inc.[1]	6,948
185	WESCO International, Inc.[1]	7,630
		32,794
See Notes to Financial Statements.
86

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Wireless Telecommunication Services — 0.6%
142	Shenandoah Telecommunications Co.	$ 6,194
	TOTAL COMMON STOCKS (Cost $930,992)	979,027
Face Amount
REPURCHASE AGREEMENT* — 0.7%
$ 6,592	With Fixed Income Clearing Corp., dated 10/30/20, 0.00%, principal and interest in the amount of $6,592, due 11/2/20, (collateralized by a U.S. Treasury Note with a par value of $6,700, coupon rate of 0.500%, due 03/15/2023, market value of $6,757)	6,592
	TOTAL REPURCHASE AGREEMENT (Cost $6,592)	6,592
Shares
INVESTMENT OF SECURITY LENDING COLLATERAL* — 2.3%
22,578	State Street Navigator Securities Lending Government Money Market Portfolio[4]	22,578
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $22,578)	22,578
TOTAL INVESTMENTS (Cost $960,162)	102.6%	$1,008,197
LIABILITIES IN EXCESS OF OTHER ASSETS	(2.6)	(25,873)
NET ASSETS	100.0%	$ 982,324

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Securities or partial securities on loan. See Note 1.
[3]	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 1 of the Notes to Financial Statements).
[4]	Represents an investment of securities lending cash collateral.
See Notes to Financial Statements.
87

THE GLENMEDE FUND, INC.

Quantitative U.S. Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2020
INDUSTRY DIVERSIFICATION
On October 31, 2020, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Biotechnology	11.8%	$ 115,568
Banks	10.5	103,223
Equity Real Estate Investment Trusts	5.5	54,444
Semiconductors & Semiconductor Equipment	4.1	39,776
Health Care Equipment & Supplies	3.9	38,158
Electronic Equipment, Instruments & Components	3.8	37,745
Household Durables	3.5	34,632
IT Services	3.5	33,946
Trading Companies & Distributors	3.3	32,794
Specialty Retail	3.3	32,659
Software	3.2	31,232
Capital Markets	3.0	29,732
Insurance	3.0	29,113
Building Products	2.4	23,792
Oil, Gas & Consumable Fuels	2.3	22,945
Health Care Providers & Services	2.3	22,621
Construction & Engineering	2.1	20,908
Diversified Consumer Services	1.9	19,016
Food & Staples Retailing	1.6	15,758
Chemicals	1.6	15,519
Air Freight & Logistics	1.5	15,133
Paper & Forest Products	1.5	14,538
Metals & Mining	1.5	14,337
Professional Services	1.4	14,110
Communications Equipment	1.4	13,326
Mortgage Real Estate Investment Trusts	1.3	12,790
Electric Utilities	1.2	11,919
Commercial Services & Supplies	1.2	11,636
Machinery	1.1	11,228
Hotels, Restaurants & Leisure	0.9	8,859
Construction Materials	0.9	8,757
Consumer Finance	0.9	8,667
Real Estate Management & Development	0.9	8,392
Auto Components	0.8	8,013
Media	0.8	7,963
Multi-line Retail	0.8	7,426
Health Care Technology	0.8	7,358
Household Products	0.7	7,290
Life Sciences Tools & Services	0.7	6,987
Pharmaceuticals	0.7	6,408
Wireless Telecommunication Services	0.6	6,194
Interactive Media & Service	0.6	5,959
Diversified Telecommunication Services	0.4	4,148
Multi-Utilities	0.4	4,008
TOTAL COMMON STOCKS	99.6%	$ 979,027
REPURCHASE AGREEMENT	0.7	6,592
INVESTMENT OF SECURITY LENDING COLLATERAL	2.3	22,578
TOTAL INVESTMENTS	102.6%	$1,008,197
See Notes to Financial Statements.
88

THE GLENMEDE FUND, INC.

Quantitative International Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2020
Shares		Value
COMMON STOCKS* — 98.5%
	Japan — 25.9%
117,816	Astellas Pharma, Inc., Unsponsored ADR	$ 1,617,614
35,453	Dai Nippon Printing Co, Ltd., Sponsored ADR	327,586
69,120	Daito Trust Construction Co., Ltd., Sponsored ADR[1]	1,601,165
61,945	Fujitsu, Ltd., Unsponsored ADR[1]	1,479,246
38,389	Honda Motor Co., Ltd., Sponsored ADR[1]	906,748
89,969	KDDI Corp., Unsponsored ADR[1]	1,224,478
11,803	Nintendo Co, Ltd., Unsponsored ADR[1]	799,417
13,979	Nippon Telegraph & Telephone Corp., ADR	296,914
37,451	Nitto Denko Corp., Unsponsored ADR[1]	1,316,403
20,773	Omron Corp., Sponsored ADR[1]	1,498,460
19,464	Sony Corp., Sponsored ADR[1]	1,628,358
6,361	TDK Corp., Sponsored ADR[1]	758,931
41,116	Toray Industries, Inc., Unsponsored ADR[1]	371,689
		13,827,009
	United Kingdom — 11.8%
15,200	Associated British Foods PLC, Sponsored ADR[2]	331,816
32,519	BAE Systems PLC, Sponsored ADR	678,997
17,509	British American Tobacco PLC, Sponsored ADR[1]	558,187
25,795	GlaxoSmithKline PLC, Sponsored ADR	862,069
78,998	Imperial Brands PLC, Sponsored ADR	1,253,698
7,154	Mondi PLC, Unsponsored ADR	270,167
15,007	Persimmon PLC, Unsponsored ADR[1]	918,996
25,012	Unilever N.V.	1,414,679
		6,288,609
	Switzerland — 11.7%
49,494	ABB, Ltd., Sponsored ADR[1]	1,202,210
14,312	Adecco Group AG, Unsponsored ADR	349,571
60,204	Credit Suisse Group AG, Sponsored ADR[1,2]	566,520
71,835	LafargeHolcim, Ltd., Unsponsored ADR[1,2]	614,189
19,312	Novartis AG, Sponsored ADR	1,507,881
39,162	STMicroelectronics N.V.[1]	1,196,007
16,260	Swisscom AG, Sponsored ADR[1]	827,543
		6,263,921
	Canada — 11.6%
15,009	Bank of Montreal[1]	892,585
42,412	Barrick Gold Corp.	1,133,673
22,891	Royal Bank of Canada[1]	1,602,141
29,061	Sun Life Financial, Inc.	1,157,209
35,294	TC Energy Corp.	1,392,701
		6,178,309
	France — 8.0%
19,447	Atos SE, Unsponsored ADR[2]	264,712
63,236	AXA SA, Sponsored ADR	1,018,100
86,571	BNP Paribas SA, ADR[2]	1,509,798
65,974	Peugeot SA, Unsponsored ADR[1,2]	1,182,914
8,985	Total SE, Sponsored ADR	272,515
		4,248,039
	Germany — 6.9%
84,283	Brenntag AG, Unsponsored ADR	1,072,922
30,628	Deutsche Post AG, Sponsored ADR	1,352,226
15,232	Deutsche Telekom AG, Sponsored ADR	233,050
4,278	Fresenius Medical Care AG & Co. KGaA, ADR	163,548
61,648	Fresenius SE & Co. KGaA,Sponsored ADR	571,477
See Notes to Financial Statements.
89

THE GLENMEDE FUND, INC.

Quantitative International Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Germany — (Continued)
4,427	Siemens AG, Sponsored ADR	$ 284,789
		3,678,012
	Netherlands — 5.1%
11,419	Akzo Nobel N.V., Sponsored ADR[2]	366,436
58,029	Koninklijke Ahold Delhaize N.V., Sponsored ADR	1,599,279
44,097	NN Group N.V., Unsponsored ADR	767,729
		2,733,444
	Sweden — 3.9%
6,104	Evolution Gaming Group AB, ADR[1]	451,147
78,636	SKF AB, Sponsored ADR[1]	1,606,533
		2,057,680
	Ireland — 2.9%
44,258	CRH PLC, Sponsored ADR	1,555,669
	Singapore — 2.9%
16,422	Singapore Exchange, Ltd., Unsponsored ADR	1,527,246
	Hong Kong — 2.8%
22,191	BOC Hong Kong Holdings, Ltd., Sponsored ADR	1,254,235
17,047	WH Group, Ltd., Sponsored ADR[1]	268,576
		1,522,811
	Australia — 2.3%
108,239	Aurizon Holdings, Ltd., Sponsored ADR	1,229,595
	Spain — 1.4%
15,268	Iberdrola SA, Sponsored ADR	723,703
	Denmark — 0.7%
11,009	Genmab AS, Sponsored ADR[2]	370,563
	Italy — 0.6%
14,890	Terna Rete Elettrica Nazionale SPA, Unsponsored ADR	298,991
	TOTAL COMMON STOCKS (Cost $51,040,840)	52,503,601
INVESTMENT OF SECURITY LENDING COLLATERAL* — 17.3%
9,236,137	State Street Navigator Securities Lending Government Money Market Portfolio[3]	9,236,137
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $9,236,137)	9,236,137
Face Amount
REPURCHASE AGREEMENT*—0.4%
$ 208,341	With Fixed Income Clearing Corp., dated 10/30/20, 0.00%, principal and interest in the amount of $208,341, due 11/2/20, (collateralized by a a U.S. Treasury Note with a par value of $210,800, coupon rate of 0.500%, due 03/15/2023, market value of $212,594)	208,341
	TOTAL REPURCHASE AGREEMENT (Cost $208,341)	208,341
TOTAL INVESTMENTS (Cost $60,485,318)	116.2%	$61,948,079
LIABILITIES IN EXCESS OF OTHER ASSETS	(16.2)	(8,645,963)
NET ASSETS	100.0%	$53,302,116
See Notes to Financial Statements.
90

THE GLENMEDE FUND, INC.

Quantitative International Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020

*	Percentages indicated are based on net assets.
[1]	Securities or partial securities on loan. See Note 1.
[2]	Non income-producing security.
[3]	Represents an investment of securities lending cash collateral.

Abbreviatons:
ADR — American Depositary Receipt
See Notes to Financial Statements.
91

THE GLENMEDE FUND, INC.

Quantitative International Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2020
INDUSTRY DIVERSIFICATION
On October 31, 2020, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Banks	9.9%	$ 5,258,759
Pharmaceuticals	7.4	3,987,564
Insurance	5.5	2,943,038
Household Durables	4.7	2,547,354
Electronic Equipment, Instruments & Components	4.2	2,257,391
Construction Materials	4.0	2,169,858
Capital Markets	4.0	2,093,766
Automobiles	3.9	2,089,662
Chemicals	3.9	2,054,528
Tobacco	3.4	1,811,885
IT Services	3.3	1,743,958
Oil, Gas & Consumable Fuels	3.1	1,665,216
Machinery	3.0	1,606,533
Real Estate Management & Development	3.0	1,601,165
Food & Staples Retailing	3.0	1,599,279
Personal Products	2.7	1,414,679
Diversified Telecommunication Services	2.6	1,357,507
Air Freight & Logistics	2.5	1,352,226
Road & Rail	2.3	1,229,595
Wireless Telecommunication Services	2.3	1,224,478
Electrical Equipment	2.3	1,202,210
Semiconductors & Semiconductor Equipment	2.2	1,196,007
Metals & Mining	2.1	1,133,673
Trading Companies & Distributors	2.0	1,072,922
Electric Utilities	2.0	1,022,694
Entertainment	1.5	799,417
Health Care Providers & Services	1.4	735,025
Aerospace & Defense	1.3	678,997
Food Products	1.1	600,392
Leisure Equipment & Products	0.9	451,147
Biotechnology	0.7	370,563
Professional Services	0.7	349,571
Commercial Services & Supplies	0.6	327,586
Industrial Conglomerates	0.5	284,789
Paper & Forest Products	0.5	270,167
TOTAL COMMON STOCKS	98.5%	$52,503,601
REPURCHASE AGREEMENT	0.4	208,341
INVESTMENT OF SECURITY LENDING COLLATERAL	17.3	9,236,137
TOTAL INVESTMENTS	116.2%	$61,948,079
See Notes to Financial Statements.
92

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2020
Shares		Value
COMMON STOCKS* — 99.4%
	Aerospace & Defense — 0.5%
380	Northrop Grumman Corp.	$ 110,132
	Air Freight & Logistics — 1.6%
4,054	Expeditors International of Washington, Inc.	358,252
	Auto Components — 1.3%
8,565	BorgWarner, Inc.	299,604
	Banks — 4.1%
2,755	Citigroup, Inc.	114,112
3,369	East West Bancorp, Inc.	122,901
23,006	Regions Financial Corp.	305,980
11,598	Zions Bancorp N.A.	374,267
		917,260
	Biotechnology — 3.7%
1,390	AbbVie, Inc.	118,289
1,646	Amgen, Inc.	357,083
1,350	Biogen, Inc.[1]	340,295
		815,667
	Building Products — 0.9%
6,318	Carrier Global Corp.	210,958
	Capital Markets — 6.1%
2,715	Ameriprise Financial, Inc.	436,654
3,019	Bank of New York Mellon Corp. (The)	103,733
2,565	Intercontinental Exchange, Inc.	242,136
5,689	Morgan Stanley	273,925
2,393	T Rowe Price Group, Inc.	303,097
		1,359,545
	Chemicals — 1.2%
8,030	Corteva, Inc.	264,829
	Communications Equipment — 3.7%
4,073	Ciena Corp.[1]	160,436
8,406	Cisco Systems, Inc.	301,775
1,224	F5 Networks, Inc.[1]	162,719
10,499	Juniper Networks, Inc.	207,040
		831,970
	Containers & Packaging — 1.6%
8,196	International Paper Co.	358,575
	Diversified Telecommunication Services — 1.4%
5,671	Verizon Communications, Inc.	323,190
	Electronic Equipment, Instruments & Components — 2.9%
5,577	Corning, Inc.	178,297
9,523	FLIR Systems, Inc.	330,353
1,371	TE Connectivity, Ltd.	132,822
		641,472
	Energy Equipment & Services — 1.5%
14,456	Baker Hughes Co.	213,515
7,700	Schlumberger, Ltd.	115,038
		328,553
	Entertainment — 4.9%
6,342	Activision Blizzard, Inc.	480,280
See Notes to Financial Statements.
93

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Entertainment — (Continued)
2,688	Electronic Arts, Inc.[1]	$ 322,103
1,956	Take-Two Interactive Software, Inc.[1]	303,023
		1,105,406
	Equity Real Estate Investment Trusts — 1.8%
690	American Tower Corp.	158,459
2,450	Prologis, Inc.	243,040
		401,499
	Food & Staples Retailing — 1.7%
8,158	Kroger Co. (The)	262,769
5,106	US Foods Holding Corp.[1]	106,716
		369,485
	Food Products — 2.0%
7,484	General Mills, Inc.	442,454
	Health Care Equipment & Supplies — 1.7%
1,405	West Pharmaceutical Services, Inc.	382,258
	Health Care Providers & Services — 3.8%
2,436	AmerisourceBergen Corp.	234,027
1,426	Cigna Corp.	238,099
959	Humana, Inc.	382,909
		855,035
	Household Durables — 0.9%
49	NVR, Inc.[1]	193,701
	Household Products — 2.0%
1,336	Church & Dwight Co., Inc.	118,089
4,102	Colgate-Palmolive Co.	323,607
		441,696
	Independent Power & Renewable Electricity Producer — 1.9%
21,660	AES Corp. (The)	422,370
	Insurance — 2.3%
9,094	MetLife, Inc.	344,208
947	Willis Towers Watson PLC	172,808
		517,016
	Interactive Media & Services — 4.3%
276	Alphabet, Inc. - Class A1	446,046
1,969	Facebook, Inc. - Class A1	518,064
		964,110
	Internet & Direct Marketing Retail — 2.0%
9,492	eBay, Inc.	452,104
	IT Services — 7.6%
1,087	Accenture PLC - Class A	235,781
2,213	Cognizant Technology Solutions Corp. - Class A	158,053
3,582	Fiserv, Inc.[1]	341,974
3,798	Leidos Holdings, Inc.	315,234
3,418	PayPal Holdings, Inc.[1]	636,191
		1,687,233
	Life Sciences Tools & Services — 0.5%
256	Thermo Fisher Scientific, Inc.	121,119
See Notes to Financial Statements.
94

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Machinery — 2.0%
1,372	Cummins, Inc.	$ 301,689
2,000	Oshkosh Corp.	134,720
		436,409
	Media — 0.5%
6,231	Discovery, Inc. - Class C1	114,152
	Metals & Mining — 2.1%
2,000	Newmont Corp.	125,680
1,885	Reliance Steel & Aluminum Co.	205,446
4,279	Steel Dynamics, Inc.	134,703
		465,829
	Multi-line Retail — 1.4%
2,114	Target Corp.	321,793
	Oil, Gas & Consumable Fuels — 0.4%
7,070	Kinder Morgan, Inc.	84,133
	Pharmaceuticals — 1.8%
3,939	Bristol-Myers Squibb Co.	230,235
1,292	Eli Lilly and Co.	168,554
		398,789
	Real Estate Management & Development — 1.7%
7,316	CBRE Group, Inc. - Class A1	368,726
	Road & Rail — 0.5%
1,556	CSX Corp.	122,831
	Semiconductors & Semiconductor Equipment — 5.3%
7,730	Applied Materials, Inc.	457,848
7,267	Intel Corp.	321,783
818	Lam Research Corp.	279,821
815	Skyworks Solutions, Inc.	115,151
		1,174,603
	Software — 7.1%
4,176	Cadence Design Systems, Inc.[1]	456,729
852	Citrix Systems, Inc.	96,506
4,269	Fortinet, Inc.[1]	471,170
2,772	Microsoft Corp.	561,247
		1,585,652
	Specialty Retail — 4.7%
4,774	Best Buy Co., Inc.	532,540
1,906	Lowe’s Cos., Inc.	301,339
2,455	Williams-Sonoma, Inc.	223,920
		1,057,799
	Technology Hardware, Storage & Peripherals — 2.6%
5,098	Dell Technologies, Inc. - Class C1	307,205
14,636	HP, Inc.	262,863
		570,068
	Textiles, Apparel & Luxury Goods — 0.5%
468	Deckers Outdoor Corp.[1]	118,577
See Notes to Financial Statements.
95

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Trading Companies & Distributors — 0.9%
1,140	United Rentals, Inc.[1]	$ 203,251
	TOTAL COMMON STOCKS (Cost $18,207,220)	22,198,105
Face Amount
REPURCHASE AGREEMENT* — 0.4%
$88,260	With Fixed Income Clearing Corp., dated 10/30/20, 0.00%, principal and interest in the amount of $88,260, due 11/2/20, (collateralized by a U.S. Treasury Note with a par value of $89,300, coupon rate of 0.500%, due 03/15/2023, market value of $90,060)	88,260
	TOTAL REPURCHASE AGREEMENT (Cost $88,260)	88,260
TOTAL INVESTMENTS (Cost $18,295,480)	99.8%	$22,286,365
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2	55,184
NET ASSETS	100.0%	$22,341,549

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
See Notes to Financial Statements.
96

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2020
INDUSTRY DIVERSIFICATION
On October 31, 2020, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
IT Services	7.6%	$ 1,687,233
Software	7.1	1,585,652
Capital Markets	6.1	1,359,545
Semiconductors & Semiconductor Equipment	5.3	1,174,603
Entertainment	4.9	1,105,406
Specialty Retail	4.7	1,057,799
Interactive Media & Services	4.3	964,110
Banks	4.1	917,260
Health Care Providers & Services	3.8	855,035
Communications Equipment	3.7	831,970
Biotechnology	3.7	815,667
Electronic Equipment, Instruments & Components	2.9	641,472
Technology Hardware, Storage & Peripherals	2.6	570,068
Insurance	2.3	517,016
Metals & Mining	2.1	465,829
Internet & Direct Marketing Retail	2.0	452,104
Food Products	2.0	442,454
Household Products	2.0	441,696
Machinery	2.0	436,409
Independent Power & Renewable Electricity Producer	1.9	422,370
Equity Real Estate Investment Trusts	1.8	401,499
Pharmaceuticals	1.8	398,789
Health Care Equipment & Supplies	1.7	382,258
Food & Staples Retailing	1.7	369,485
Real Estate Management & Development	1.7	368,726
Containers & Packaging	1.6	358,575
Air Freight & Logistics	1.6	358,252
Energy Equipment & Services	1.5	328,553
Diversified Telecommunication Services	1.4	323,190
Multi-line Retail	1.4	321,793
Auto Components	1.3	299,604
Chemicals	1.2	264,829
Building Products	0.9	210,958
Trading Companies & Distributors	0.9	203,251
Household Durables	0.9	193,701
Road & Rail	0.5	122,831
Life Sciences Tools & Services	0.5	121,119
Textiles, Apparel & Luxury Goods	0.5	118,577
Media	0.5	114,152
Aerospace & Defense	0.5	110,132
Oil, Gas & Consumable Fuels	0.4	84,133
TOTAL COMMON STOCKS	99.4%	$22,198,105
REPURCHASE AGREEMENT	0.4	88,260
TOTAL INVESTMENTS	99.8%	$22,286,365
See Notes to Financial Statements.
97

THE GLENMEDE FUND, INC.

Women in Leadership U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2020
Shares		Value
COMMON STOCKS* — 99.1%
	Aerospace & Defense — 0.8%
519	Lockheed Martin Corp.	$ 181,717
	Air Freight & Logistics — 1.6%
3,816	Expeditors International of Washington, Inc.	337,220
	Auto Components — 0.5%
2,943	BorgWarner, Inc.	102,946
	Automobiles — 1.1%
7,174	General Motors Co.	247,718
	Banks — 4.1%
16,968	Citizens Financial Group, Inc.	462,378
11,743	East West Bancorp, Inc.	428,385
		890,763
	Biotechnology — 2.0%
3,718	AbbVie, Inc.	316,402
974	Alexion Pharmaceuticals, Inc.[1]	112,146
		428,548
	Capital Markets — 4.7%
2,122	Ameriprise Financial, Inc.	341,281
5,000	Bank of New York Mellon Corp. (The)	171,800
4,339	Intercontinental Exchange, Inc.	409,602
2,200	Morgan Stanley	105,930
		1,028,613
	Communications Equipment — 3.6%
10,977	Ciena Corp.[1]	432,384
5,742	Cisco Systems, Inc.	206,138
1,020	F5 Networks, Inc.[1]	135,599
		774,121
	Consumer Finance — 0.7%
6,417	Synchrony Financial	160,553
	Containers & Packaging — 2.8%
7,400	Graphic Packaging Holding Co.	98,346
11,412	International Paper Co.	499,275
		597,621
	Diversified Consumer Services — 1.0%
4,843	Service Corp. International	224,279
	Diversified Telecommunication Services — 1.8%
8,501	AT&T, Inc.	229,697
2,675	Verizon Communications, Inc.	152,448
		382,145
	Electronic Equipment, Instruments & Components — 1.2%
3,339	Dolby Laboratories, Inc. - Class A	250,692
	Energy Equipment & Services — 1.9%
27,595	Baker Hughes Co.	407,578
	Entertainment — 3.9%
3,518	Electronic Arts, Inc.[1]	421,562
2,763	Take-Two Interactive Software, Inc.[1]	428,044
		849,606
See Notes to Financial Statements.
98

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Women in Leadership U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Equity Real Estate Investment Trusts — 1.9%
800	Coresite Realty Corp.	$ 95,488
439	Equinix, Inc.	321,014
		416,502
	Food & Staples Retailing — 1.3%
8,807	Kroger Co. (The)	283,674
	Food Products — 2.1%
7,887	General Mills, Inc.	466,279
	Health Care Providers & Services — 5.5%
3,090	CVS Health Corp.	173,318
6,794	DaVita, Inc.[1]	585,983
2,961	McKesson Corp.	436,718
		1,196,019
	Household Durables — 1.9%
6,141	DR Horton, Inc.	410,280
	Household Products — 2.5%
1,804	Church & Dwight Co., Inc.	159,456
4,904	Colgate-Palmolive Co.	386,876
		546,332
	Independent Power & Renewable Electricity Producer — 1.6%
17,919	AES Corp. (The)	349,421
	Insurance — 2.7%
1,663	Allstate Corp. (The)	147,591
1,250	Aon PLC - Class A	230,013
2,760	MetLife, Inc.	104,466
6,100	Unum Group	107,726
		589,796
	Interactive Media & Service — 3.1%
2,525	Facebook, Inc. - Class A1	664,352
	Internet & Direct Marketing Retail — 0.7%
3,000	eBay, Inc.	142,890
	IT Services — 6.6%
5,377	Akamai Technologies, Inc.[1]	511,460
4,402	Cognizant Technology Solutions Corp. - Class A	314,391
3,272	PayPal Holdings, Inc.[1]	609,017
		1,434,868
	Machinery — 3.5%
2,512	Cummins, Inc.	552,364
3,536	ITT, Inc.	213,963
		766,327
	Media — 2.3%
9,576	Comcast Corp. - Class A	404,490
2,067	Omnicom Group, Inc.	97,563
		502,053
	Metals & Mining — 2.1%
3,375	Newmont Corp.	212,085
2,137	Reliance Steel & Aluminum Co.	232,912
		444,997
See Notes to Financial Statements.
99

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Women in Leadership U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Multi-line Retail — 1.5%
2,079	Target Corp.	$ 316,465
	Pharmaceuticals — 4.4%
3,170	Bristol-Myers Squibb Co.	185,287
2,425	Jazz Pharmaceuticals PLC[1]	349,442
11,758	Pfizer, Inc.	417,174
		951,903
	Real Estate Management & Development — 1.7%
7,106	CBRE Group, Inc. - Class A1	358,142
	Road & Rail — 0.5%
937	Landstar System, Inc.	116,844
	Semiconductors & Semiconductor Equipment — 5.2%
7,889	Applied Materials, Inc.	467,265
9,134	Intel Corp.	404,454
2,930	Teradyne, Inc.	257,401
		1,129,120
	Software — 7.7%
1,576	Cadence Design Systems, Inc.[1]	172,367
17,641	Dropbox, Inc. - Class A1	322,125
3,345	Fortinet, Inc.[1]	369,188
2,712	Microsoft Corp.	549,098
4,570	Oracle Corp.	256,423
		1,669,201
	Specialty Retail — 4.1%
5,434	Best Buy Co., Inc.	606,163
1,763	Lowe’s Cos., Inc.	278,730
		884,893
	Technology Hardware, Storage & Peripherals — 4.5%
2,952	Apple, Inc.	321,354
2,911	Dell Technologies, Inc. - Class C1	175,417
10,847	NetApp, Inc.	476,075
		972,846
	TOTAL COMMON STOCKS (Cost $18,568,379)	21,477,324
RIGHTS* — 0.1%
	Pharmaceuticals — 0.1%
5,283	Bristol-Myers Squibb Co. (expiring 3/31/21)[1]	17,223
	TOTAL RIGHTS (Cost $11,253)	17,223
See Notes to Financial Statements.
100

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Women in Leadership U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
REPURCHASE AGREEMENT* — 0.5%
$121,207
With Fixed Income Clearing Corp., dated 10/30/20, 0.00%, principal and interest in the amount of $121,207, due 11/2/20, (collateralized by a U.S. Treasury Note with a par value of $122,600, coupon rate of 0.500%, due 03/15/2023, market value of $123,644)
		$ 121,207
TOTAL REPURCHASE AGREEMENT (Cost $121,207)		121,207
TOTAL INVESTMENTS (Cost $18,700,839)	99.7%	$21,615,754
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3	62,606
NET ASSETS	100.0%	$21,678,360

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
See Notes to Financial Statements.
101

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Women in Leadership U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2020
INDUSTRY DIVERSIFICATION
On October 31, 2020, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Software	7.7%	$ 1,669,201
IT Services	6.6	1,434,868
Health Care Providers & Services	5.5	1,196,019
Semiconductors & Semiconductor Equipment	5.2	1,129,120
Capital Markets	4.7	1,028,613
Technology Hardware, Storage & Peripherals	4.5	972,846
Pharmaceuticals	4.5	969,126
Banks	4.1	890,763
Specialty Retail	4.1	884,893
Entertainment	3.9	849,606
Communications Equipment	3.6	774,121
Machinery	3.5	766,327
Interactive Media & Service	3.1	664,352
Containers & Packaging	2.8	597,621
Insurance	2.7	589,796
Household Products	2.5	546,332
Media	2.3	502,053
Food Products	2.1	466,279
Metals & Mining	2.1	444,997
Biotechnology	2.0	428,548
Equity Real Estate Investment Trusts	1.9	416,502
Household Durables	1.9	410,280
Energy Equipment & Services	1.9	407,578
Diversified Telecommunication Services	1.8	382,145
Real Estate Management & Development	1.7	358,142
Independent Power & Renewable Electricity Producer	1.6	349,421
Air Freight & Logistics	1.6	337,220
Multi-line Retail	1.5	316,465
Food & Staples Retailing	1.3	283,674
Electronic Equipment, Instruments & Components	1.2	250,692
Automobiles	1.1	247,718
Diversified Consumer Services	1.0	224,279
Aerospace & Defense	0.8	181,717
Consumer Finance	0.7	160,553
Internet & Direct Marketing Retail	0.7	142,890
Road & Rail	0.5	116,844
Auto Components	0.5	102,946
TOTAL COMMON STOCKS AND RIGHTS	99.2%	$21,494,547
REPURCHASE AGREEMENT	0.5	121,207
TOTAL INVESTMENTS	99.7%	$21,615,754
See Notes to Financial Statements.
102

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Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2020
Shares		Value
COMMON STOCKS* — 96.4%
	Air Freight & Logistics — 2.8%
17,220	Expeditors International of Washington, Inc.	$ 1,521,732
22,840	Hub Group, Inc. - Class A1	1,144,969
		2,666,701
	Automobiles — 0.7%
20,004	Harley-Davidson, Inc.	657,731
	Banks — 4.3%
19,900	Bank OZK	493,122
40,805	East West Bancorp, Inc.	1,488,566
149,740	First Horizon National Corp.	1,558,794
78,220	FNB Corp.	591,343
		4,131,825
	Beverages — 1.8%
23,273	Monster Beverage Corp.[1]	1,782,014
	Biotechnology — 0.5%
22,440	Exelixis, Inc.[1]	459,571
	Building Products — 2.5%
23,600	Fortune Brands Home & Security, Inc.	1,908,532
5,660	Simpson Manufacturing Co., Inc.	502,155
		2,410,687
	Capital Markets — 4.5%
20,040	Bank of New York Mellon Corp. (The)	688,575
38,600	Franklin Resources, Inc.	723,750
7,477	Nasdaq, Inc.	904,642
15,840	SEI Investments Co.	778,536
80,400	Waddell & Reed Financial, Inc. - Class A	1,234,140
		4,329,643
	Chemicals — 1.6%
34,760	Dow, Inc.	1,581,232
	Commercial Services & Supplies — 1.3%
36,740	ABM Industries, Inc.	1,275,613
	Communications Equipment — 2.1%
24,420	Ciena Corp.[1,2]	961,904
83,580	Viavi Solutions, Inc.[1]	1,032,213
		1,994,117
	Construction & Engineering — 3.0%
20,800	AECOM[1]	932,672
28,300	EMCOR Group, Inc.[2]	1,929,777
		2,862,449
	Containers & Packaging — 1.7%
36,580	International Paper Co.[2]	1,600,375
	Distributors — 2.2%
66,960	LKQ Corp.[1,2]	2,142,050
	Diversified Telecommunication Services — 1.1%
18,620	Verizon Communications, Inc.	1,061,154
	Electric Utilities — 1.1%
27,900	Exelon Corp.	1,112,931
See Notes to Financial Statements.
103

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Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Electrical Equipment — 1.6%
16,080	Regal Beloit Corp.	$ 1,586,292
	Electronic Equipment, Instruments & Components — 2.4%
7,140	Arrow Electronics, Inc.[1]	556,134
53,983	Jabil, Inc.	1,788,997
		2,345,131
	Energy Equipment & Services — 1.0%
66,160	Baker Hughes Co.	977,183
	Entertainment — 1.9%
24,700	Activision Blizzard, Inc.	1,870,531
	Equity Real Estate Investment Trusts — 5.6%
45,095	Gaming and Leisure Properties, Inc.	1,639,203
17,940	Invitation Homes, Inc.	489,044
43,920	Medical Properties Trust, Inc.	782,655
43,200	Omega Healthcare Investors, Inc.	1,244,592
55,000	VICI Properties, Inc.	1,262,250
		5,417,744
	Food & Staples Retailing — 1.2%
21,900	Kroger Co. (The)	705,399
24,620	Sprouts Farmers Market, Inc.[1]	469,011
		1,174,410
	Food Products — 1.0%
20,268	Hormel Foods Corp.	986,849
	Health Care Providers & Services — 6.9%
27,430	Centene Corp.[1,2]	1,621,113
23,386	CVS Health Corp.	1,311,721
23,500	DaVita, Inc.[1,2]	2,026,875
9,520	Molina Healthcare, Inc.[1,2]	1,775,194
		6,734,903
	Hotels, Restaurants & Leisure — 1.1%
131,494	International Game Technology PLC[3]	1,079,566
	Household Durables — 4.4%
25,900	DR Horton, Inc.[2]	1,730,379
26,705	KB Home	861,236
41,740	PulteGroup, Inc.	1,701,323
		4,292,938
	Independent Power & Renewable Electricity Producer — 0.9%
51,940	Vistra Corp.	902,198
	Insurance — 2.8%
30,980	Fidelity National Financial, Inc.	969,364
24,760	MetLife, Inc.	937,166
48,460	Unum Group	855,804
		2,762,334
	Internet & Direct Marketing Retail — 1.4%
28,560	eBay, Inc.[2]	1,360,313
	IT Services — 3.8%
34,380	Amdocs, Ltd.	1,938,344
51,740	Genpact, Ltd.	1,778,304
		3,716,648
See Notes to Financial Statements.
104

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Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Machinery — 4.0%
17,880	ITT, Inc.	$ 1,081,919
9,900	Pentair PLC	492,624
4,740	Snap-on, Inc.	746,692
13,940	Watts Water Technologies, Inc. - Class A2	1,544,134
		3,865,369
	Media — 1.6%
22,008	Comcast Corp. - Class A2	929,618
29,000	Discovery, Inc. - Class A1,3	586,960
		1,516,578
	Metals & Mining — 3.6%
29,500	Commercial Metals Co.	609,175
11,020	Reliance Steel & Aluminum Co.	1,201,070
53,040	Steel Dynamics, Inc.	1,669,699
		3,479,944
	Multi-line Retail — 0.7%
4,660	Target Corp.	709,345
	Multi-Utilities — 1.3%
20,900	Public Service Enterprise Group, Inc.	1,215,335
	Oil, Gas & Consumable Fuels — 1.0%
50,860	Devon Energy Corp.	454,180
23,440	World Fuel Services Corp.	493,412
		947,592
	Pharmaceuticals — 1.0%
26,260	Pfizer, Inc.	931,705
	Professional Services — 0.6%
8,880	ASGN, Inc.[1]	592,118
	Semiconductors & Semiconductor Equipment — 5.7%
64,700	Amkor Technology, Inc.[1]	766,695
31,200	Applied Materials, Inc.	1,847,976
23,780	Diodes, Inc.[1]	1,375,197
22,000	Intel Corp.	974,160
20,720	ON Semiconductor Corp.[1]	519,865
		5,483,893
	Software — 5.4%
105,980	Cloudera, Inc.[1,3]	1,030,126
60,060	Dropbox, Inc. - Class A1	1,096,696
9,060	Microsoft Corp.[2]	1,834,378
11,040	Oracle Corp.	619,454
11,320	SS&C Technologies Holdings, Inc.[2]	670,370
		5,251,024
	Specialty Retail — 1.8%
15,960	Best Buy Co., Inc.[2]	1,780,338
	Thrifts & Mortgage Finance — 2.0%
191,520	MGIC Investment Corp.[2]	1,926,691
	Wireless Telecommunication Services — 0.5%
17,840	United States Cellular Corp.[1]	519,501
	TOTAL COMMON STOCKS (Cost $78,499,618)	93,494,566
See Notes to Financial Statements.
105

THE GLENMEDE FUND, INC.

Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
REPURCHASE AGREEMENT* — 3.1%
$3,034,869
With Fixed Income Clearing Corp., dated 10/30/20, 0.00%, principal and interest in the amount of $3,034,869, due 11/2/20, (collateralized by a U.S. Treasury Note with a par value of $3,069,500, coupon rate of 0.500%, due 03/15/2023, market value of $3,095,629)
		$ 3,034,869
	TOTAL REPURCHASE AGREEMENT (Cost $3,034,869)	3,034,869
Shares
INVESTMENT OF SECURITY LENDING COLLATERAL — 1.7%
1,673,545	State Street Navigator Securities Lending Government Money Market Portfolio[4]	1,673,545
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $1,673,545)	1,673,545
TOTAL LONG INVESTMENTS (Cost $83,208,032)	101.2%	$ 98,202,980
COMMON STOCKS SOLD SHORT* — (68.7)%
	Aerospace & Defense — (3.1)%
(6,960)	Boeing Co. (The)	(1,004,954)
(4,240)	TransDigm Group, Inc.	(2,024,219)
		(3,029,173)
	Airlines — (0.6)%
(14,260)	Southwest Airlines Co.	(563,698)
	Banks — (4.2)%
(29,300)	Commerce Bancshares, Inc.	(1,823,925)
(11,280)	PNC Financial Services Group, Inc. (The)	(1,262,007)
(40,363)	WesBanco, Inc.	(980,417)
		(4,066,349)
	Building Products — (2.0)%
(7,200)	Lennox International, Inc.	(1,955,952)
	Chemicals — (4.3)%
(18,865)	Albemarle Corp.	(1,758,407)
(22,560)	DuPont de Nemours, Inc.	(1,283,213)
(25,380)	W R Grace & Co.	(1,103,776)
		(4,145,396)
	Commercial Services & Supplies — (3.0)%
(129,400)	Covanta Holding Corp.	(1,174,952)
(16,480)	Waste Management, Inc.	(1,778,357)
		(2,953,309)
	Consumer Finance — (1.3)%
(13,780)	American Express Co.	(1,257,287)
	Electric Utilities — (0.6)%
(7,920)	Xcel Energy, Inc.	(554,638)
	Entertainment — (1.1)%
(8,720)	Walt Disney Co. (The)	(1,057,300)
	Equity Real Estate Investment Trusts — (4.4)%
(11,380)	Digital Realty Trust, Inc.	(1,642,134)
(55,680)	Healthpeak Properties, Inc.	(1,501,690)
(100,660)	Mack-Cali Realty Corp.	(1,106,253)
		(4,250,077)
See Notes to Financial Statements.
106

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Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Food Products — (3.0)%
(8,600)	Hershey Co. (The)	$ (1,182,156)
(5,440)	J&J Snack Foods Corp.	(737,501)
(5,500)	McCormick & Co., Inc.	(992,805)
		(2,912,462)
	Health Care Equipment & Supplies — (3.9)%
(18,340)	Abbott Laboratories	(1,927,717)
(8,220)	Becton Dickinson and Co.	(1,899,889)
		(3,827,606)
	Health Care Technology — (2.0)%
(27,860)	Cerner Corp.	(1,952,707)
	Hotels, Restaurants & Leisure — (2.2)%
(9,640)	Cracker Barrel Old Country Store, Inc.	(1,097,225)
(11,360)	Las Vegas Sands Corp.	(545,961)
(2,300)	Vail Resorts, Inc.	(533,692)
		(2,176,878)
	Industrial Conglomerates — (2.0)%
(12,360)	3M Co.	(1,977,106)
	Insurance — (1.2)%
(12,700)	Progressive Corp. (The)	(1,167,130)
	IT Services — (1.0)%
(7,800)	Fidelity National Information Services, Inc.	(971,802)
	Leisure Product — (2.1)%
(24,640)	Hasbro, Inc.	(2,038,220)
	Machinery — (3.2)%
(8,860)	Deere & Co.	(2,001,563)
(5,380)	Illinois Tool Works, Inc.	(1,053,834)
		(3,055,397)
	Mortgage Real Estate Investment Trust — (1.3)%
(56,080)	Blackstone Mortgage Trust, Inc. - Class A	(1,216,936)
	Multi-Utilities — (0.8)%
(9,100)	Dominion Energy, Inc.	(731,094)
	Oil, Gas & Consumable Fuels — (1.3)%
(26,640)	Cheniere Energy, Inc.[1]	(1,275,257)
	Road & Rail — (1.2)%
(3,220)	AMERCO	(1,117,855)
	Semiconductors & Semiconductor Equipment — (3.9)%
(31,160)	Cree, Inc.[1]	(1,981,776)
(17,400)	Microchip Technology, Inc.	(1,828,392)
		(3,810,168)
	Software — (5.1)%
(4,360)	ANSYS, Inc.[1]	(1,327,053)
(3,320)	Intuit, Inc.	(1,044,738)
(14,480)	Pegasystems, Inc.	(1,677,942)
(2,340)	Tyler Technologies, Inc.[1]	(899,449)
		(4,949,182)
	Specialty Retail — (4.8)%
(13,780)	CarMax, Inc.[1]	(1,191,143)
See Notes to Financial Statements.
107

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Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Specialty Retail — (Continued)
(30,380)	Monro, Inc.	$ (1,277,783)
(13,820)	Ross Stores, Inc.	(1,177,049)
(20,420)	TJX Cos., Inc. (The)	(1,037,336)
		(4,683,311)
	Textiles, Apparel & Luxury Goods — (2.1)%
(52,820)	Under Armour, Inc. - Class A1	(731,029)
(19,960)	VF Corp.	(1,341,312)
		(2,072,341)
	Water Utilities — (3.0)%
(40,020)	California Water Service Group	(1,783,691)
(26,800)	Essential Utilities, Inc.	(1,104,160)
		(2,887,851)
	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $(70,395,640))	(66,656,482)
TOTAL SHORT INVESTMENTS (Proceeds $(70,395,640))	(68.7)%	$(66,656,482)
TOTAL INVESTMENTS (Cost $12,812,392)	32.5%	$ 31,546,498
OTHER ASSETS IN EXCESS OF LIABILITIES	67.5	65,466,578
NET ASSETS	100.0%	$ 97,013,076

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	All or portion of security pledged as collateral for securities sold short. The total market value of collateral is $15,253,925.
[3]	Securities or partial securities on loan. See Note 1.
[4]	Represents an investment of securities lending cash collateral.
See Notes to Financial Statements.
108

THE GLENMEDE FUND, INC.

Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
INDUSTRY DIVERSIFICATION
On October 31, 2020, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Long Positions:
Health Care Providers & Services	6.9%	$ 6,734,903
Semiconductors & Semiconductor Equipment	5.7	5,483,893
Equity Real Estate Investment Trusts	5.6	5,417,744
Software	5.4	5,251,024
Capital Markets	4.5	4,329,643
Household Durables	4.4	4,292,938
Banks	4.3	4,131,825
Machinery	4.0	3,865,369
IT Services	3.8	3,716,648
Metals & Mining	3.6	3,479,944
Construction & Engineering	3.0	2,862,449
Insurance	2.8	2,762,334
Air Freight & Logistics	2.8	2,666,701
Building Products	2.5	2,410,687
Electronic Equipment, Instruments & Components	2.4	2,345,131
Distributors	2.2	2,142,050
Communications Equipment	2.1	1,994,117
Thrifts & Mortgage Finance	2.0	1,926,691
Entertainment	1.9	1,870,531
Beverages	1.8	1,782,014
Specialty Retail	1.8	1,780,338
Containers & Packaging	1.7	1,600,375
Electrical Equipment	1.6	1,586,292
Chemicals	1.6	1,581,232
Media	1.6	1,516,578
Internet & Direct Marketing Retail	1.4	1,360,313
Commercial Services & Supplies	1.3	1,275,613
Multi-Utilities	1.3	1,215,335
Food & Staples Retailing	1.2	1,174,410
Electric Utilities	1.1	1,112,931
Hotels, Restaurants & Leisure	1.1	1,079,566
Diversified Telecommunication Services	1.1	1,061,154
Food Products	1.0	986,849
Energy Equipment & Services	1.0	977,183
Oil, Gas & Consumable Fuels	1.0	947,592
Pharmaceuticals	1.0	931,705
Independent Power & Renewable Electricity Producer	0.9	902,198
Multi-line Retail	0.7	709,345
Automobiles	0.7	657,731
Professional Services	0.6	592,118
Wireless Telecommunication Services	0.5	519,501
Biotechnology	0.5	459,571
Short Positions:
Electric Utilities	(0.6)	(554,638)
Airlines	(0.6)	(563,698)
Multi-Utilities	(0.8)	(731,094)
IT Services	(1.0)	(971,802)
Entertainment	(1.1)	(1,057,300)
Road & Rail	(1.2)	(1,117,855)
Insurance	(1.2)	(1,167,130)
Mortgage Real Estate Investment Trust	(1.3)	(1,216,936)
Consumer Finance	(1.3)	(1,257,287)
Oil, Gas & Consumable Fuels	(1.3)	(1,275,257)
See Notes to Financial Statements.
109

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Quantitative U.S. Long/Short Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2020
	% of Net Assets	Value
INDUSTRIES: — (Continued)
Short Positions: — (Continued)
Health Care Technology	(2.0)%	(1,952,707)
Building Products	(2.0)	(1,955,952)
Industrial Conglomerates	(2.0)	(1,977,106)
Leisure Product	(2.1)	(2,038,220)
Textiles, Apparel & Luxury Goods	(2.1)	(2,072,341)
Hotels, Restaurants & Leisure	(2.2)	(2,176,878)
Water Utilities	(3.0)	(2,887,851)
Food Products	(3.0)	(2,912,462)
Commercial Services & Supplies	(3.0)	(2,953,309)
Aerospace & Defense	(3.1)	(3,029,173)
Machinery	(3.2)	(3,055,397)
Semiconductors & Semiconductor Equipment	(3.9)	(3,810,168)
Health Care Equipment & Supplies	(3.9)	(3,827,606)
Banks	(4.2)	(4,066,349)
Chemicals	(4.3)	(4,145,396)
Equity Real Estate Investment Trusts	(4.4)	(4,250,077)
Specialty Retail	(4.8)	(4,683,311)
Software	(5.1)	(4,949,182)
TOTAL COMMON STOCKS	27.7%	$26,838,084
REPURCHASE AGREEMENT	3.1	3,034,869
INVESTMENT OF SECURITY LENDING COLLATERAL	1.7	1,673,545
TOTAL INVESTMENTS	32.5%	$31,546,498
See Notes to Financial Statements.
110

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Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2020
Shares		Value
COMMON STOCKS* — 131.6%
	Air Freight & Logistics — 3.4%
5,680	Expeditors International of Washington, Inc.	$ 501,942
9,080	Hub Group, Inc. - Class A1	455,180
		957,122
	Automobiles — 1.9%
69,560	Ford Motor Co.	537,699
	Banks — 4.0%
15,160	Citizens Financial Group, Inc.	413,110
49,520	First Horizon National Corp.	515,503
18,700	Huntington Bancshares, Inc.	195,228
		1,123,841
	Beverages — 0.9%
3,260	Monster Beverage Corp.[1]	249,618
	Biotechnology — 1.6%
22,220	Exelixis, Inc.[1]	455,066
	Building Products — 2.2%
7,620	Fortune Brands Home & Security, Inc.	616,229
	Capital Markets — 5.0%
6,660	Bank of New York Mellon Corp. (The)	228,838
4,860	Federated Hermes, Inc.	116,154
5,300	Intercontinental Exchange, Inc.	500,320
3,880	Nasdaq, Inc.	469,441
2,300	SEI Investments Co.	113,045
		1,427,798
	Chemicals — 1.6%
18,600	Huntsman Corp.	451,794
	Communications Equipment — 1.8%
20,380	Juniper Networks, Inc.	401,894
8,660	Viavi Solutions, Inc.[1]	106,951
		508,845
	Construction & Engineering — 3.7%
11,780	EMCOR Group, Inc.[2]	803,278
3,940	Quanta Services, Inc.	245,974
		1,049,252
	Consumer Finance — 2.2%
69,316	SLM Corp.	637,014
	Containers & Packaging — 2.9%
12,740	International Paper Co.	557,375
8,160	Silgan Holdings, Inc.	281,112
		838,487
	Distributors — 1.2%
10,400	LKQ Corp.[1]	332,696
	Diversified Telecommunication Services — 2.2%
26,200	CenturyLink, Inc.	225,844
7,060	Verizon Communications, Inc.	402,349
		628,193
	Electric Utilities — 2.5%
13,300	Exelon Corp.[2]	530,537
See Notes to Financial Statements.
111

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Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Electric Utilities — (Continued)
6,900	PPL Corp.	$ 189,750
		720,287
	Electrical Equipment — 1.9%
5,560	Regal Beloit Corp.[2]	548,494
	Electronic Equipment, Instruments & Components — 3.4%
6,040	Arrow Electronics, Inc.[1]	470,456
6,440	Dolby Laboratories, Inc. - Class A	483,515
		953,971
	Entertainment — 2.7%
10,320	Activision Blizzard, Inc.[2]	781,534
	Equity Real Estate Investment Trusts — 4.0%
10,669	Lamar Advertising Co. - Class A	661,051
2,800	Prologis, Inc.	277,760
8,340	VICI Properties, Inc.	191,403
		1,130,214
	Food & Staples Retailing — 2.8%
12,900	Kroger Co. (The)	415,509
2,740	Walmart, Inc.	380,175
		795,684
	Food Products — 1.9%
12,500	Darling Ingredients, Inc.[1]	537,500
	Health Care Providers & Services — 11.4%
7,620	AmerisourceBergen Corp.[2]	732,054
3,100	Anthem, Inc.[2]	845,680
9,820	DaVita, Inc.[1,2]	846,975
4,375	Molina Healthcare, Inc.[1,2]	815,806
		3,240,515
	Hotels, Restaurants & Leisure — 2.2%
75,140	International Game Technology PLC[3]	616,899
	Household Durables — 2.7%
6,620	DR Horton, Inc.	442,282
7,760	PulteGroup, Inc.	316,298
		758,580
	Household Products — 0.8%
6,280	Central Garden & Pet Co. - Class A1	222,249
	Independent Power & Renewable Electricity Producer — 1.1%
16,350	AES Corp. (The)[2]	318,825
	Insurance — 3.0%
5,940	Allstate Corp. (The)	527,175
4,520	Brown & Brown, Inc.	196,665
8,000	Unum Group	141,280
		865,120
	Internet & Direct Marketing Retail — 0.9%
5,620	eBay, Inc.	267,681
	IT Services — 4.6%
3,880	Amdocs, Ltd.	218,755
21,860	Genpact, Ltd.[2]	751,328
2,720	Science Applications International Corp.	207,726
See Notes to Financial Statements.
112

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Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	IT Services — (Continued)
7,440	Western Union Co. (The)	$ 144,634
		1,322,443
	Life Sciences Tools & Services — 2.8%
7,180	Medpace Holdings, Inc.[1,2]	796,549
	Machinery — 0.6%
2,680	Oshkosh Corp.	180,525
	Media — 5.6%
19,240	Comcast Corp. - Class A2	812,697
6,060	New York Times Co. (The) - Class A	240,340
42,121	News Corp. - Class A2	553,049
		1,606,086
	Metals & Mining — 4.7%
8,310	Arconic Corp.[1]	180,659
5,680	Commercial Metals Co.	117,292
7,920	Reliance Steel & Aluminum Co.[2]	863,201
5,360	Steel Dynamics, Inc.[2]	168,733
		1,329,885
	Multi-line Retail — 3.1%
5,800	Target Corp.[2]	882,876
	Oil, Gas & Consumable Fuels — 1.0%
32,200	Devon Energy Corp.	287,546
	Pharmaceuticals — 1.6%
12,720	Pfizer, Inc.	451,306
	Professional Services — 1.1%
4,480	ASGN, Inc.[1]	298,726
	Semiconductors & Semiconductor Equipment — 7.9%
13,820	Applied Materials, Inc.	818,559
14,273	Diodes, Inc.[1,2]	825,408
6,831	Teradyne, Inc.	600,103
		2,244,070
	Software — 8.9%
18,560	Box, Inc. - Class A1	287,680
30,260	Cloudera, Inc.[1,3]	294,127
7,200	Dropbox, Inc. - Class A1,2	131,472
9,200	Oracle Corp.	516,212
3,420	Progress Software Corp.	124,385
4,980	RealPage, Inc.[1]	277,336
10,440	SPS Commerce, Inc.[1]	893,560
		2,524,772
	Specialty Retail — 5.0%
8,040	Best Buy Co., Inc.[2]	896,862
5,800	Williams-Sonoma, Inc.[2]	529,018
		1,425,880
	Technology Hardware, Storage & Peripherals — 4.1%
5,080	Dell Technologies, Inc. - Class C1	306,121
25,120	HP, Inc.	451,155
9,580	NetApp, Inc.	420,466
		1,177,742
See Notes to Financial Statements.
113

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Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Thrifts & Mortgage Finance — 3.9%
82,290	MGIC Investment Corp.	$ 827,837
16,040	Radian Group, Inc.	287,918
		1,115,755
	Trading Companies & Distributors — 0.8%
5,260	WESCO International, Inc.[1]	216,922
	TOTAL COMMON STOCKS (Cost $29,786,392)	37,432,290
Face Amount
REPURCHASE AGREEMENT* — 0.1%
$ 24,360	With Fixed Income Clearing Corp., dated 10/30/20, 0.00%, principal and interest in the amount of $24,360, due 11/2/20, (collateralized by a U.S. Treasury Note with a par value of $24,700, coupon rate of 0.500%, due 03/15/2023, market value of $24,910)	24,360
	TOTAL REPURCHASE AGREEMENT (Cost $24,360)	24,360
Shares
INVESTMENT OF SECURITY LENDING COLLATERAL* — 1.1%
309,468	State Street Navigator Securities Lending Government Money Market Portfolio[4]	309,468
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $309,468)	309,468
TOTAL LONG INVESTMENTS (Cost $30,120,220)	132.8%	$37,766,118
COMMON STOCKS SOLD SHORT* — (31.9)%
	Aerospace & Defense — (1.3)%
(600)	Boeing Co. (The)	(86,634)
(720)	L3Harris Technologies, Inc.	(115,999)
(380)	TransDigm Group, Inc.	(181,416)
		(384,049)
	Airlines — (0.5)%
(3,340)	Southwest Airlines Co.	(132,030)
	Auto Components — (0.5)%
(4,860)	Gentex Corp.	(134,476)
	Banks — (3.1)%
(3,040)	BOK Financial Corp.	(178,570)
(2,080)	Commerce Bancshares, Inc.	(129,480)
(7,180)	Glacier Bancorp, Inc.	(257,044)
(3,300)	Independent Bank Corp.	(189,057)
(5,280)	WesBanco, Inc.	(128,251)
		(882,402)
	Capital Markets — (1.0)%
(3,700)	Charles Schwab Corp. (The)	(152,107)
(2,480)	Tradeweb Markets, Inc. - Class A	(135,111)
		(287,218)
	Chemicals — (2.5)%
(500)	Air Products and Chemicals, Inc.	(138,120)
(1)	Dow, Inc.	(45)
(2,060)	DuPont de Nemours, Inc.	(117,173)
See Notes to Financial Statements.
114

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Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Chemicals — (Continued)
(720)	Ecolab, Inc.	$ (132,185)
(2,000)	International Flavors & Fragrances, Inc.	(205,320)
(2,883)	W R Grace & Co.	(125,382)
		(718,225)
	Commercial Services & Supplies — (0.5)%
(460)	Cintas Corp.	(144,693)
	Construction Materials — (0.5)%
(500)	Martin Marietta Materials, Inc.	(133,175)
	Consumer Finance — (0.5)%
(1,480)	American Express Co.	(135,035)
	Containers & Packaging — (0.6)%
(1,980)	Ball Corp.	(176,220)
	Diversified Consumer Services — (0.3)%
(634)	Bright Horizons Family Solutions, Inc.[1]	(100,204)
	Electric Utilities — (0.4)%
(1,600)	Xcel Energy, Inc.	(112,048)
	Entertainment — (0.3)%
(1,760)	Live Nation Entertainment, Inc.[1]	(85,888)
	Equity Real Estate Investment Trusts — (1.0)%
(8,120)	Acadia Realty Trust	(75,760)
(7,280)	Healthpeak Properties, Inc.	(196,341)
		(272,101)
	Food Products — (0.5)%
(800)	Lancaster Colony Corp.	(132,912)
	Gas Utilities — (0.5)%
(3,560)	Northwest Natural Holding Co.	(158,206)
	Health Care Equipment & Supplies — (3.1)%
(800)	Abbott Laboratories	(84,088)
(500)	ABIOMED, Inc.[1]	(125,940)
(1,080)	Becton Dickinson and Co.	(249,620)
(1,700)	Edwards Lifesciences Corp.[1]	(121,873)
(240)	Intuitive Surgical, Inc.[1]	(160,099)
(660)	Stryker Corp.	(133,327)
		(874,947)
	Health Care Technology — (0.9)%
(2,060)	Cerner Corp.	(144,385)
(1,020)	Inspire Medical Systems, Inc.[1]	(121,819)
		(266,204)
	Hotels, Restaurants & Leisure — (2.7)%
(736)	Churchill Downs, Inc.	(109,774)
(1,580)	Cracker Barrel Old Country Store, Inc.	(179,836)
(2,620)	Las Vegas Sands Corp.	(125,917)
(500)	McDonald’s Corp.	(106,500)
(500)	Vail Resorts, Inc.	(116,020)
(1,680)	Wynn Resorts, Ltd.	(121,683)
		(759,730)
	Independent Power & Renewable Electricity Producer — (0.6)%
(2,480)	Ormat Technologies, Inc.	(175,758)
See Notes to Financial Statements.
115

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Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS SOLD SHORT* — (Continued)
	Industrial Conglomerates — (1.4)%
(1,660)	3M Co.	$ (265,534)
(780)	Honeywell International, Inc.	(128,661)
		(394,195)
	Insurance — (0.8)%
(2,120)	Marsh & McLennan Cos., Inc.	(219,335)
	IT Services — (0.3)%
(800)	Fidelity National Information Services, Inc.	(99,672)
	Leisure Product — (1.0)%
(1,660)	Hasbro, Inc.	(137,315)
(10,440)	Mattel, Inc.[1]	(143,759)
		(281,074)
	Life Sciences Tools & Services — (0.3)%
(300)	Illumina, Inc.[1]	(87,810)
	Machinery — (0.5)%
(700)	Illinois Tool Works, Inc.	(137,116)
	Multi-Utilities — (0.3)%
(1,050)	Dominion Energy, Inc.	(84,357)
	Road & Rail — (0.9)%
(720)	AMERCO	(249,955)
	Semiconductors & Semiconductor Equipment — (1.1)%
(1,210)	CMC Materials, Inc.	(172,050)
(1,380)	Microchip Technology, Inc.	(145,010)
		(317,060)
	Specialty Retail — (1.7)%
(8,180)	American Eagle Outfitters, Inc.	(112,148)
(2,540)	CarMax, Inc.[1]	(219,558)
(3,440)	Monro, Inc.	(144,686)
		(476,392)
	Textiles, Apparel & Luxury Goods — (0.5)%
(9,460)	Under Armour, Inc. - Class A1	(130,926)
	Trading Companies & Distributors — (1.0)%
(700)	Watsco, Inc.	(156,898)
(370)	WW Grainger, Inc.	(129,507)
		(286,405)
	Water Utilities — (0.8)%
(1,700)	American States Water Co.	(126,973)
(2,520)	Essential Utilities, Inc.	(103,824)
		(230,797)
	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $(10,260,796))	(9,060,615)
TOTAL SHORT INVESTMENTS (Proceeds $(10,260,796))	(31.9)%	$ (9,060,615)
TOTAL INVESTMENTS (Cost $19,859,424)	100.9%	$28,705,503
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.9)	(258,877)
NET ASSETS	100.0%	$28,446,626
See Notes to Financial Statements.
116

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Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	All or portion of security pledged as collateral for securities sold short. The total market value of collateral is $11,524,842.
[3]	Securities or partial securities on loan. See Note 1.
[4]	Represents an investment of securities lending cash collateral.
See Notes to Financial Statements.
117

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Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
INDUSTRY DIVERSIFICATION
On October 31, 2020, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Long Positions:
Health Care Providers & Services	11.4%	$ 3,240,515
Software	8.9	2,524,772
Semiconductors & Semiconductor Equipment	7.9	2,244,070
Media	5.6	1,606,086
Capital Markets	5.0	1,427,798
Specialty Retail	5.0	1,425,880
Metals & Mining	4.7	1,329,885
IT Services	4.6	1,322,443
Technology Hardware, Storage & Peripherals	4.1	1,177,742
Equity Real Estate Investment Trusts	4.0	1,130,214
Banks	4.0	1,123,841
Thrifts & Mortgage Finance	3.9	1,115,755
Construction & Engineering	3.7	1,049,252
Air Freight & Logistics	3.4	957,122
Electronic Equipment, Instruments & Components	3.4	953,971
Multi-line Retail	3.1	882,876
Insurance	3.0	865,120
Containers & Packaging	2.9	838,487
Life Sciences Tools & Services	2.8	796,549
Food & Staples Retailing	2.8	795,684
Entertainment	2.7	781,534
Household Durables	2.7	758,580
Electric Utilities	2.5	720,287
Consumer Finance	2.2	637,014
Diversified Telecommunication Services	2.2	628,193
Hotels, Restaurants & Leisure	2.2	616,899
Building Products	2.2	616,229
Electrical Equipment	1.9	548,494
Automobiles	1.9	537,699
Food Products	1.9	537,500
Communications Equipment	1.8	508,845
Biotechnology	1.6	455,066
Chemicals	1.6	451,794
Pharmaceuticals	1.6	451,306
Distributors	1.2	332,696
Independent Power & Renewable Electricity Producer	1.1	318,825
Professional Services	1.1	298,726
Oil, Gas & Consumable Fuels	1.0	287,546
Internet & Direct Marketing Retail	0.9	267,681
Beverages	0.9	249,618
Household Products	0.8	222,249
Trading Companies & Distributors	0.8	216,922
Machinery	0.6	180,525
Short Positions:
Multi-Utilities	(0.3)	(84,357)
Entertainment	(0.3)	(85,888)
Life Sciences Tools & Services	(0.3)	(87,810)
IT Services	(0.3)	(99,672)
Diversified Consumer Services	(0.3)	(100,204)
Electric Utilities	(0.4)	(112,048)
Textiles, Apparel & Luxury Goods	(0.5)	(130,926)
Airlines	(0.5)	(132,030)
Food Products	(0.5)	(132,912)
See Notes to Financial Statements.
118

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Quantitative U.S. Total Market Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2020
	% of Net Assets	Value
INDUSTRIES: — (Continued)
Short Positions: — (Continued)
Construction Materials	(0.5)%	$ (133,175)
Auto Components	(0.5)	(134,476)
Consumer Finance	(0.5)	(135,035)
Machinery	(0.5)	(137,116)
Commercial Services & Supplies	(0.5)	(144,693)
Gas Utilities	(0.5)	(158,206)
Independent Power & Renewable Electricity Producer	(0.6)	(175,758)
Containers & Packaging	(0.6)	(176,220)
Insurance	(0.8)	(219,335)
Water Utilities	(0.8)	(230,797)
Road & Rail	(0.9)	(249,955)
Health Care Technology	(0.9)	(266,204)
Equity Real Estate Investment Trusts	(1.0)	(272,101)
Leisure Product	(1.0)	(281,074)
Trading Companies & Distributors	(1.0)	(286,405)
Capital Markets	(1.0)	(287,218)
Semiconductors & Semiconductor Equipment	(1.1)	(317,060)
Aerospace & Defense	(1.3)	(384,049)
Industrial Conglomerates	(1.4)	(394,195)
Specialty Retail	(1.7)	(476,392)
Chemicals	(2.5)	(718,225)
Hotels, Restaurants & Leisure	(2.7)	(759,730)
Health Care Equipment & Supplies	(3.1)	(874,947)
Banks	(3.1)	(882,402)
TOTAL COMMON STOCKS	99.7%	$28,371,675
REPURCHASE AGREEMENT	0.1	24,360
INVESTMENT OF SECURITY LENDING COLLATERAL	1.1	309,468
TOTAL INVESTMENTS	100.9%	$28,705,503
See Notes to Financial Statements.
119

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Strategic Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2020
Shares		Value
COMMON STOCKS* — 99.1%
	Aerospace & Defense — 2.3%
94,329	Raytheon Technologies Corp.	$ 5,123,951
	Banks — 4.3%
45,671	JPMorgan Chase & Co.	4,477,585
44,342	PNC Financial Services Group, Inc. (The)	4,960,983
		9,438,568
	Beverages — 2.1%
35,360	PepsiCo, Inc.	4,713,134
	Biotechnology — 3.2%
12,378	Biogen, Inc.[1]	3,120,122
68,252	Gilead Sciences, Inc.	3,968,854
		7,088,976
	Capital Markets — 1.7%
46,901	Northern Trust Corp.	3,670,941
	Chemicals — 2.0%
34,294	PPG Industries, Inc.	4,448,618
	Communications Equipment — 1.8%
109,301	Cisco Systems, Inc.	3,923,906
	Consumer Finance — 2.0%
65,990	Discover Financial Services	4,290,010
	Electrical Equipment — 3.4%
75,060	AMETEK, Inc.	7,370,892
	Electronic Equipment, Instruments & Components — 3.3%
63,201	Amphenol Corp. - Class A	7,131,601
	Food & Staples Retailing — 2.7%
42,282	Walmart, Inc.	5,866,628
	Health Care Equipment & Supplies — 3.8%
39,974	Abbott Laboratories	4,201,667
115,022	Smith & Nephew PLC, Sponsored ADR	4,033,822
		8,235,489
	Health Care Providers & Services — 2.7%
30,072	Laboratory Corp. of America Holdings[1]	6,007,483
	Household Products — 2.6%
71,007	Colgate-Palmolive Co.	5,601,742
	Insurance — 2.2%
37,988	Chubb, Ltd.	4,935,021
	Interactive Media & Services — 7.6%
5,784	Alphabet, Inc. - Class C1	9,375,921
28,102	Facebook, Inc. - Class A1	7,393,917
		16,769,838
	Internet & Direct Marketing Retail — 3.1%
4,156	Booking Holdings, Inc.[1]	6,743,110
	IT Services — 12.3%
23,302	Accenture PLC - Class A	5,054,437
63,058	Cognizant Technology Solutions Corp. - Class A	4,503,602
20,434	Gartner, Inc.[1]	2,454,124
40,041	Global Payments, Inc.	6,316,067
30,270	Mastercard, Inc. - Class A	8,737,133
		27,065,363
See Notes to Financial Statements.
120

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Life Sciences Tools & Services — 2.1%
21,096	Waters Corp.[1]	$ 4,700,611
	Machinery — 3.2%
34,006	Parker-Hannifin Corp.	7,085,490
	Media — 2.9%
149,323	Comcast Corp. - Class A	6,307,404
	Multi-line Retail — 3.4%
35,313	Dollar General Corp.	7,370,176
	Oil, Gas & Consumable Fuels — 1.9%
59,073	Chevron Corp.	4,105,574
	Pharmaceuticals — 3.5%
81,926	Bristol-Myers Squibb Co.	4,788,575
22,520	Eli Lilly and Co.	2,937,959
		7,726,534
	Software — 5.9%
32,971	Microsoft Corp.	6,675,638
112,534	Oracle Corp.	6,314,283
		12,989,921
	Specialty Retail — 7.4%
19,254	Home Depot, Inc. (The)	5,135,234
48,864	Tractor Supply Co.	6,509,174
22,096	Ulta Beauty, Inc.[1]	4,568,790
		16,213,198
	Technology Hardware, Storage & Peripherals — 3.9%
79,347	Apple, Inc.	8,637,714
	Textiles, Apparel & Luxury Goods — 1.8%
48,272	Carter’s, Inc.	3,931,754
	TOTAL COMMON STOCKS (Cost $127,048,842)	217,493,647
Face Amount
REPURCHASE AGREEMENT* — 0.8%
$1,654,860	With Fixed Income Clearing Corp., dated 10/30/20, 0.00%, principal and interest in the amount of $1,654,860, due 11/2/20, (collateralized by a U.S. Treasury Note with a par value of $1,673,800, coupon rate of 0.500%, due 03/15/2023, market value of $1,688,048)	1,654,860
	TOTAL REPURCHASE AGREEMENT (Cost $1,654,860)	1,654,860
TOTAL INVESTMENTS (Cost $128,703,702)	99.9%	$219,148,507
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1	298,057
NET ASSETS	100.0%	$219,446,564

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.

Abbreviations:
ADR — American Depositary Receipt
See Notes to Financial Statements.
121

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2020
INDUSTRY DIVERSIFICATION
On October 31, 2020, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
IT Services	12.3%	$ 27,065,363
Interactive Media & Services	7.6	16,769,838
Specialty Retail	7.4	16,213,198
Software	5.9	12,989,921
Banks	4.3	9,438,568
Technology Hardware, Storage & Peripherals	3.9	8,637,714
Health Care Equipment & Supplies	3.8	8,235,489
Pharmaceuticals	3.5	7,726,534
Electrical Equipment	3.4	7,370,892
Multi-line Retail	3.4	7,370,176
Electronic Equipment, Instruments & Components	3.3	7,131,601
Biotechnology	3.2	7,088,976
Machinery	3.2	7,085,490
Internet & Direct Marketing Retail	3.1	6,743,110
Media	2.9	6,307,404
Health Care Providers & Services	2.7	6,007,483
Food & Staples Retailing	2.7	5,866,628
Household Products	2.6	5,601,742
Aerospace & Defense	2.3	5,123,951
Insurance	2.2	4,935,021
Beverages	2.1	4,713,134
Life Sciences Tools & Services	2.1	4,700,611
Chemicals	2.0	4,448,618
Consumer Finance	2.0	4,290,010
Oil, Gas & Consumable Fuels	1.9	4,105,574
Textiles, Apparel & Luxury Goods	1.8	3,931,754
Communications Equipment	1.8	3,923,906
Capital Markets	1.7	3,670,941
TOTAL COMMON STOCKS	99.1%	$217,493,647
REPURCHASE AGREEMENT	0.8	1,654,860
TOTAL INVESTMENTS	99.9%	$219,148,507
See Notes to Financial Statements.
122

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2020
Shares		Value
COMMON STOCKS* — 98.8%
	Advertising — 0.7%
704,660	Outfront Media, Inc.	$ 9,238,093
	Aerospace & Defense — 0.4%
277,286	AAR Corp.	5,395,986
	Airlines — 1.9%
403,165	Atlas Air Worldwide Holdings, Inc.[1]	23,851,241
	Automotive — 2.9%
205,984	Asbury Automotive Group, Inc.[1]	21,212,233
139,523	LCI Industries	15,300,092
		36,512,325
	Banking — 10.9%
370,595	Ameris Bancorp	10,858,434
1,391,714	First Horizon National Corp.	14,487,743
637,759	First Midwest Bancorp, Inc.	8,003,875
1,793,560	FNB Corp.	13,559,314
411,528	Hancock Whitney Corp.	9,411,645
507,038	Simmons First National Corp. - Class A	8,614,576
482,830	TCF Financial Corp.	13,137,804
997,791	Umpqua Holdings Corp.	12,532,255
461,264	United Community Banks, Inc.	9,658,868
505,717	Western Alliance Bancorp	20,835,540
278,166	Wintrust Financial Corp.	13,694,112
		134,794,166
	Beverages, Food & Tobacco — 2.2%
483,711	Core-Mark Holding Co., Inc.	13,229,496
1,133,354	Hostess Brands, Inc.[1]	14,325,594
		27,555,090
	Building Materials — 2.6%
604,748	Builders FirstSource, Inc.[1]	18,323,864
200,262	EMCOR Group, Inc.	13,655,866
		31,979,730
	Chemicals — 0.9%
647,442	Univar Solutions, Inc.[1]	10,741,063
	Commercial Services — 11.3%
183,097	AMN Healthcare Services, Inc.[1]	11,952,572
242,075	ASGN, Inc.[1]	16,141,561
1,149,199	Evolent Health, Inc. - Class A1,2	11,423,038
285,209	HealthEquity, Inc.[1]	14,685,412
558,094	NeoGenomics, Inc.[1]	21,894,028
1,508,351	R1 RCM, Inc.[1]	27,029,650
261,441	SPS Commerce, Inc.[1]	22,376,735
272,004	Syneos Health, Inc.[1]	14,437,972
		139,940,968
	Communications — 2.7%
401,405	Ciena Corp.[1]	15,811,343
522,003	Vocera Communications, Inc.[1,2]	17,111,258
		32,922,601
	Computer Software & Processing — 3.9%
82,305	CACI International, Inc. - Class A1	17,163,062
376,317	CommVault Systems, Inc.[1]	14,898,390
See Notes to Financial Statements.
123

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Computer Software & Processing — (Continued)
344,187	Verint Systems, Inc.[1]	$ 16,699,953
		48,761,405
	Computers & Information — 2.6%
1,146,558	FireEye, Inc.[1,2]	15,868,363
802,810	NCR Corp.[1]	16,313,099
		32,181,462
	Containers & Packaging — 0.7%
258,360	Silgan Holdings, Inc.	8,900,502
	Electric Utilities — 2.0%
321,300	Otter Tail Corp.	12,321,855
316,018	Portland General Electric Co.	12,419,507
		24,741,362
	Electrical Equipment — 2.6%
413,289	Energizer Holdings, Inc.	16,262,922
226,670	EnerSys	16,229,572
		32,492,494
	Electronics — 3.9%
359,152	Diodes, Inc.[1]	20,769,760
1,387,313	TTM Technologies, Inc.[1]	16,467,405
278,166	WESCO International, Inc.[1]	11,471,566
		48,708,731
	Entertainment & Leisure — 1.1%
882,915	Callaway Golf Co.	13,676,353
	Financial Services — 8.0%
231,072	Evercore, Inc. - Class A	18,379,467
514,960	Hannon Armstrong Sustainable Infrastructure Capital, Inc.[2]	21,551,076
499,996	Hudson Pacific Properties, Inc.	9,629,923
1,200,254	Lexington Realty Trust	11,918,522
424,732	STAG Industrial, Inc.	13,217,660
257,654	Stifel Financial Corp.	15,062,453
573,499	Washington Real Estate Investment Trust REIT	10,024,762
		99,783,863
	Forest Products & Paper — 4.9%
481,070	Beacon Roofing Supply, Inc.[1]	14,768,849
314,698	Boise Cascade Co.	12,078,109
1,013,196	Graphic Packaging Holding Co.	13,465,375
238,554	Masonite International Corp.[1]	20,992,752
		61,305,085
	Heavy Construction — 2.3%
309,416	MasTec, Inc.[1]	15,359,410
825,257	TRI Pointe Group, Inc.[1]	13,558,973
		28,918,383
	Heavy Machinery — 6.6%
341,106	Arcosa, Inc.	15,748,864
200,262	Dycom Industries, Inc.[1]	13,005,014
171,653	Entegris, Inc.	12,834,495
695,857	Rexnord Corp.	22,323,093
303,694	Timken Co. (The)	18,130,532
		82,041,998
See Notes to Financial Statements.
124

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Home Construction, Furnishings & Appliances — 1.7%
68,221	Helen of Troy, Ltd.[1]	$ 12,934,702
236,205	La-Z-Boy, Inc.	8,085,297
		21,019,999
	Household Products — 0.9%
869,711	Ferro Corp.[1]	11,184,484
	Industrial - Diversified — 1.3%
537,848	Hillenbrand, Inc.	15,732,054
	Insurance — 1.2%
802,810	Radian Group, Inc.	14,410,440
	Lodging — 2.2%
842,863	Boyd Gaming Corp.	26,735,614
	Media - Broadcasting & Publishing — 1.5%
219,628	Nexstar Media Group, Inc. - Class A	18,097,347
	Medical Supplies — 6.0%
204,223	Cantel Medical Corp.	9,770,028
63,379	ICU Medical, Inc.[1]	11,268,152
414,169	II-VI, Inc.[1,2]	18,832,264
254,839	Luminex Corp.	5,616,652
386,880	Merit Medical Systems, Inc.[1]	19,363,344
211,706	NuVasive, Inc.[1]	9,406,098
		74,256,538
	Oil & Gas — 1.5%
269,364	Delek US Holdings, Inc.	2,709,802
546,210	Matador Resources Co.[1]	3,861,705
392,162	New Jersey Resources Corp.	11,443,287
		18,014,794
	Pharmaceuticals — 4.8%
775,522	Ironwood Pharmaceuticals, Inc.[1]	7,662,157
205,544	Neogen Corp.[1]	14,334,639
243,836	Pacira BioSciences, Inc.[1]	12,752,623
474,908	Prestige Consumer Healthcare, Inc.[1]	15,686,211
465,665	Supernus Pharmaceuticals, Inc.[1]	8,549,609
		58,985,239
	Technology — 1.1%
198,061	j2 Global, Inc.[1]	13,444,381
	Telecommunications — 1.5%
1,726,659	Vonage Holdings Corp.[1]	18,268,052
	TOTAL COMMON STOCKS (Cost $1,111,703,006)	1,224,591,843
Face Amount
REPURCHASE AGREEMENT* — 1.2%
$15,285,160	With Fixed Income Clearing Corp., dated 10/30/20, 0.00%, principal and interest in the amount of $15,285,160, due 11/2/20, (collateralized by a U.S. Treasury Note with a par value of $15,459,300, coupon rate of 0.500%, due 03/15/2023, market value of $15,590,898)	15,285,160
	TOTAL REPURCHASE AGREEMENT (Cost $15,285,160)	15,285,160
See Notes to Financial Statements.
125

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
INVESTMENT OF SECURITY LENDING COLLATERAL* — 2.0%
24,422,056	State Street Navigator Securities Lending Government Money Market Portfolio[3]	$ 24,422,056
TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $24,422,056)		24,422,056
TOTAL INVESTMENTS (Cost $1,151,410,222)	102.0%	$1,264,299,059
LIABILITIES IN EXCESS OF OTHER ASSETS	(2.0)	(24,974,380)
NET ASSETS	100.0%	$1,239,324,679

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Securities or partial securities on loan. See Note 1.
[3]	Represents an investment of securities lending cash collateral.
See Notes to Financial Statements.
126

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2020
INDUSTRY DIVERSIFICATION
On October 31, 2020, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Commercial Services	11.3%	$ 139,940,968
Banking	10.9	134,794,166
Financial Services	8.0	99,783,863
Heavy Machinery	6.6	82,041,998
Medical Supplies	6.0	74,256,538
Forest Products & Paper	4.9	61,305,085
Pharmaceuticals	4.8	58,985,239
Computer Software & Processing	3.9	48,761,405
Electronics	3.9	48,708,731
Automotive	2.9	36,512,325
Communications	2.7	32,922,601
Electrical Equipment	2.6	32,492,494
Computers & Information	2.6	32,181,462
Building Materials	2.6	31,979,730
Heavy Construction	2.3	28,918,383
Beverages, Food & Tobacco	2.2	27,555,090
Lodging	2.2	26,735,614
Electric Utilities	2.0	24,741,362
Airlines	1.9	23,851,241
Home Construction, Furnishings & Appliances	1.7	21,019,999
Telecommunications	1.5	18,268,052
Media - Broadcasting & Publishing	1.5	18,097,347
Oil & Gas	1.5	18,014,794
Industrial - Diversified	1.3	15,732,054
Insurance	1.2	14,410,440
Entertainment & Leisure	1.1	13,676,353
Technology	1.1	13,444,381
Household Products	0.9	11,184,484
Chemicals	0.9	10,741,063
Advertising	0.7	9,238,093
Containers & Packaging	0.7	8,900,502
Aerospace & Defense	0.4	5,395,986
TOTAL COMMON STOCKS	98.8%	$1,224,591,843
REPURCHASE AGREEMENT	1.2	15,285,160
INVESTMENT OF SECURITY LENDING COLLATERAL	2.0	24,422,056
TOTAL INVESTMENTS	102.0%	$1,264,299,059
See Notes to Financial Statements.
127

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2020
Shares		Value
COMMON STOCKS* — 98.4%
	Advertising — 1.2%
4,998	Omnicom Group, Inc.	$ 235,906
	Aerospace & Defense — 4.1%
1,692	General Dynamics Corp.	222,210
1,773	L3Harris Technologies, Inc.	285,648
975	Northrop Grumman Corp.	282,575
		790,433
	Automotive — 1.6%
3,495	Genuine Parts Co.	316,053
	Banking — 5.4%
7,004	Bank of New York Mellon Corp. (The)	240,657
2,717	M&T Bank Corp.	281,427
4,036	State Street Corp.	237,720
8,647	Zions Bancorp N.A.	279,039
		1,038,843
	Beverages, Food & Tobacco — 6.3%
8,019	Archer-Daniels-Midland Co.	370,799
7,181	General Mills, Inc.	424,541
7,453	Tyson Foods, Inc. - Class A	426,535
		1,221,875
	Chemicals — 1.1%
2,008	FMC Corp.	206,302
	Commercial Services — 1.4%
5,494	eBay, Inc.	261,679
	Computer Software & Processing — 1.6%
5,531	Oracle Corp.	310,344
	Computers & Information — 0.9%
1,644	International Business Machines Corp.	183,569
	Electric Utilities — 9.9%
2,377	DTE Energy Co.	293,369
4,081	Duke Energy Corp.	375,901
7,682	Exelon Corp.	306,435
10,304	PPL Corp.	283,360
5,478	Public Service Enterprise Group, Inc.	318,546
2,598	Sempra Energy	325,685
		1,903,296
	Electronics — 2.2%
9,796	Intel Corp.	433,767
	Financial Services — 5.5%
2,064	Ameriprise Financial, Inc.	331,953
12,692	Franklin Resources, Inc.	237,975
1,259	Public Storage	288,399
3,345	Realty Income Corp.	193,542
		1,051,869
	Forest Products & Paper — 1.7%
2,534	Kimberly-Clark Corp.	335,983
	Health Care Providers — 1.6%
1,511	Laboratory Corp. of America Holdings[1]	301,853
See Notes to Financial Statements.
128

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Heavy Machinery — 1.4%
4,556	Applied Materials, Inc.	$ 269,852
	Household Products — 3.0%
1,498	Snap-on, Inc.	235,980
2,051	Stanley Black & Decker, Inc.	340,876
		576,856
	Insurance — 12.5%
6,393	Aflac, Inc.	217,042
2,143	Allstate Corp. (The)	190,191
843	Anthem, Inc.	229,971
2,843	Chubb, Ltd.	369,334
7,676	CNA Financial Corp.	228,668
1,728	Everest Re Group, Ltd.	340,554
3,948	Globe Life, Inc.	320,144
6,968	MetLife, Inc.	263,739
6,464	Principal Financial Group, Inc.	253,518
		2,413,161
	Media - Broadcasting & Publishing — 4.5%
13,708	Comcast Corp. - Class A	579,026
11,149	Fox Corp. - Class A	295,671
		874,697
	Medical Supplies — 1.6%
3,083	Medtronic PLC	310,057
	Metals & Mining — 2.4%
3,306	Newmont Corp.	207,749
2,289	Reliance Steel & Aluminum Co.	249,478
		457,227
	Miscellaneous — 1.9%
10,382	Conagra Brands, Inc.	364,304
	Oil & Gas — 3.5%
3,938	EOG Resources, Inc.	134,837
2,601	Pioneer Natural Resources Co.	206,935
3,503	Valero Energy Corp.	135,251
10,372	Williams Cos., Inc. (The)	199,039
		676,062
	Pharmaceuticals — 14.5%
3,112	AmerisourceBergen Corp.	298,970
7,406	Bristol-Myers Squibb Co.	432,880
2,109	Cigna Corp.	352,140
5,535	Johnson & Johnson	758,905
3,999	Merck & Co., Inc.	300,765
18,329	Pfizer, Inc.	650,313
		2,793,973
	Retailers — 3.5%
2,085	Advance Auto Parts, Inc.	307,079
10,893	Walgreens Boots Alliance, Inc.	370,798
		677,877
	Telecommunications — 4.0%
20,860	AT&T, Inc.	563,637
3,491	Verizon Communications, Inc.	198,952
		762,589
See Notes to Financial Statements.
129

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Transportation — 1.1%
3,648	Westinghouse Air Brake Technologies Corp.	$ 216,326
	TOTAL COMMON STOCKS (Cost $17,885,536)	18,984,753
Face Amount
REPURCHASE AGREEMENT* — 1.6%
$299,909	With Fixed Income Clearing Corp., dated 10/30/20, 0.00%, principal and interest in the amount of $299,909, due 11/2/20, (collateralized by a U.S. Treasury Note with a par value of $303,400, coupon rate of 0.500%, due 03/15/2023, market value of $305,983)	299,909
	TOTAL REPURCHASE AGREEMENT (Cost $299,909)	299,909
TOTAL INVESTMENTS (Cost $18,185,445)	100.0%	$19,284,662
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0	2,680
NET ASSETS	100.0%	$19,287,342

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
See Notes to Financial Statements.
130

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2020
INDUSTRY DIVERSIFICATION
On October 31, 2020, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Pharmaceuticals	14.5%	$ 2,793,973
Insurance	12.5	2,413,161
Electric Utilities	9.9	1,903,296
Beverages, Food & Tobacco	6.3	1,221,875
Financial Services	5.5	1,051,869
Banking	5.4	1,038,843
Media - Broadcasting & Publishing	4.5	874,697
Aerospace & Defense	4.1	790,433
Telecommunications	4.0	762,589
Retailers	3.5	677,877
Oil & Gas	3.5	676,062
Household Products	3.0	576,856
Metals & Mining	2.4	457,227
Electronics	2.2	433,767
Miscellaneous	1.9	364,304
Forest Products & Paper	1.7	335,983
Automotive	1.6	316,053
Computer Software & Processing	1.6	310,344
Medical Supplies	1.6	310,057
Health Care Providers	1.6	301,853
Heavy Machinery	1.4	269,852
Commercial Services	1.4	261,679
Advertising	1.2	235,906
Transportation	1.1	216,326
Chemicals	1.1	206,302
Computers & Information	0.9	183,569
TOTAL COMMON STOCKS	98.4%	$18,984,753
REPURCHASE AGREEMENT	1.6	299,909
TOTAL INVESTMENTS	100.0%	$19,284,662
See Notes to Financial Statements.
131

THE GLENMEDE FUND, INC.

Equity Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2020
Shares		Value
COMMON STOCKS* — 95.6%
	Aerospace & Defense — 0.9%
1,279	General Dynamics Corp.	$ 167,971
	Beverages — 2.8%
3,943	PepsiCo, Inc.	525,563
	Biotechnology — 2.5%
2,161	Amgen, Inc.	468,807
	Capital Markets — 6.7%
1,342	Ameriprise Financial, Inc.	215,834
458	BlackRock, Inc.	274,438
8,042	Charles Schwab Corp. (The)	330,607
2,993	Northern Trust Corp.	234,262
1,458	T Rowe Price Group, Inc.	184,670
		1,239,811
	Chemicals — 5.8%
1,324	Air Products and Chemicals, Inc.	365,742
3,116	PPG Industries, Inc.	404,207
3,564	RPM International, Inc.	301,764
		1,071,713
	Communications Equipment — 2.5%
12,688	Cisco Systems, Inc.	455,499
	Distributors — 1.0%
2,005	Genuine Parts Co.	181,312
	Electric Utilities — 4.7%
7,610	OGE Energy Corp.	234,160
3,752	Pinnacle West Capital Corp.	306,051
5,816	Southern Co. (The)	334,129
		874,340
	Electrical Equipment — 5.7%
2,933	Eaton Corp. PLC	304,416
4,431	Emerson Electric Co.	287,085
2,000	Rockwell Automation, Inc.	474,240
		1,065,741
	Electronic Equipment, Instruments & Components — 1.0%
1,870	TE Connectivity, Ltd.	181,166
	Food & Staples Retailing — 1.2%
6,311	Walgreens Boots Alliance, Inc.	214,826
	Food Products — 2.9%
2,175	Hershey Co. (The)	298,975
4,855	Hormel Foods Corp.	236,390
		535,365
	Gas Utilities — 1.9%
11,136	UGI Corp.	360,138
	Health Care Providers & Services — 2.3%
3,528	Quest Diagnostics, Inc.	430,910
	Hotels, Restaurants & Leisure — 4.0%
2,259	McDonald’s Corp.	481,167
3,116	Starbucks Corp.	270,967
		752,134
See Notes to Financial Statements.
132

THE GLENMEDE FUND, INC.

Equity Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
COMMON STOCKS* — (Continued)
	Household Durables — 1.6%
2,879	Garmin, Ltd.	$ 299,474
	Household Products — 5.3%
1,869	Clorox Co. (The)	387,350
5,499	Colgate-Palmolive Co.	433,816
1,286	Kimberly-Clark Corp.	170,511
		991,677
	Industrial Conglomerates — 1.9%
2,150	3M Co.	343,914
	Insurance — 5.1%
6,764	Aflac, Inc.	229,638
1,613	Allstate Corp. (The)	143,153
1,523	Everest Re Group, Ltd.	300,153
6,972	Principal Financial Group, Inc.	273,442
		946,386
	IT Services — 3.5%
1,061	Accenture PLC - Class A	230,141
5,031	Paychex, Inc.	413,800
		643,941
	Machinery — 5.9%
1,804	Cummins, Inc.	396,682
1,629	Illinois Tool Works, Inc.	319,089
2,446	Snap-on, Inc.	385,318
		1,101,089
	Media — 2.4%
6,300	Comcast Corp. - Class A	266,112
3,735	Omnicom Group, Inc.	176,292
		442,404
	Multi-Utilities — 3.2%
2,716	DTE Energy Co.	335,209
4,347	Public Service Enterprise Group, Inc.	252,778
		587,987
	Pharmaceuticals — 12.2%
8,367	Bristol-Myers Squibb Co.	489,051
1,426	Eli Lilly and Co.	186,036
4,213	Johnson & Johnson	577,644
6,381	Merck & Co., Inc.	479,915
14,885	Pfizer, Inc.	528,120
		2,260,766
	Semiconductors & Semiconductor Equipment — 4.1%
4,156	Intel Corp.	184,028
4,023	Texas Instruments, Inc.	581,685
		765,713
	Specialty Retail — 2.8%
1,943	Home Depot, Inc. (The)	518,218
	Technology Hardware, Storage & Peripherals — 1.7%
7,257	NetApp, Inc.	318,510
	TOTAL COMMON STOCKS (Cost $15,385,350)	17,745,375
See Notes to Financial Statements.
133

THE GLENMEDE FUND, INC.

Equity Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Shares		Value
EXCHANGE-TRADED FUND* — 2.6%
16,935	Energy Select Sector SPDR Fund	$ 486,373
	TOTAL EXCHANGE-TRADED FUND (Cost $516,179)	486,373
Face Amount
REPURCHASE AGREEMENT* — 2.2%
$396,744	With Fixed Income Clearing Corp., dated 10/30/20, 0.00%, principal and interest in the amount of $396,744, due 11/2/20, (collateralized by a U.S. Treasury Note with a par value of $401,300, coupon rate of 0.500%, due 03/15/2023, market value of $404,716)	396,744
	TOTAL REPURCHASE AGREEMENT (Cost $396,744)	396,744
TOTAL INVESTMENTS (Cost $16,298,273)	100.4%	$18,628,492
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.4)	(68,672)
NET ASSETS	100.0%	$18,559,820

*	Percentages indicated are based on net assets.
See Notes to Financial Statements.
134

THE GLENMEDE FUND, INC.

Equity Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2020
INDUSTRY DIVERSIFICATION
On October 31, 2020, industry diversification of the Portfolio was as follows:
	% of Net Assets	Value
INDUSTRIES:
Pharmaceuticals	12.2%	$ 2,260,766
Capital Markets	6.7	1,239,811
Machinery	5.9	1,101,089
Chemicals	5.8	1,071,713
Electrical Equipment	5.7	1,065,741
Household Products	5.3	991,677
Insurance	5.1	946,386
Electric Utilities	4.7	874,340
Semiconductors & Semiconductor Equipment	4.1	765,713
Hotels, Restaurants & Leisure	4.0	752,134
IT Services	3.5	643,941
Multi-Utilities	3.2	587,987
Food Products	2.9	535,365
Beverages	2.8	525,563
Specialty Retail	2.8	518,218
Exchange-Traded Funds	2.6	486,373
Biotechnology	2.5	468,807
Communications Equipment	2.5	455,499
Media	2.4	442,404
Health Care Providers & Services	2.3	430,910
Gas Utilities	1.9	360,138
Industrial Conglomerates	1.9	343,914
Technology Hardware, Storage & Peripherals	1.7	318,510
Household Durables	1.6	299,474
Food & Staples Retailing	1.2	214,826
Distributors	1.0	181,312
Electronic Equipment, Instruments & Components	1.0	181,166
Aerospace & Defense	0.9	167,971
TOTAL COMMON STOCKS	98.2%	$18,231,748
REPURCHASE AGREEMENT	2.2	396,744
TOTAL INVESTMENTS	100.4%	$18,628,492
See Notes to Financial Statements.
135

THE GLENMEDE FUND, INC.

Secured Options Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2020
Shares		Value
EXCHANGE-TRADED FUNDS* — 3.6%
22,100	SPDR S&P 500 ETF Trust[1]	$ 7,216,534
30,000	Vanguard S&P 500 ETF[1]	8,994,600
	TOTAL EXCHANGE-TRADED FUNDS (Cost $6,430,609)	16,211,134
Face Amount
U.S. TREASURY BILLS* — 24.4%
$60,000,000	U.S. Treasury Bill, 0.150% due 01/7/21[1]	59,990,650
50,000,000	U.S. Treasury Bill, 0.108% due 04/8/21[1]	49,979,012
	TOTAL U.S. TREASURY BILLS (Cost $109,959,660)	109,969,662
REPURCHASE AGREEMENT* — 0.6%
2,462,918	With Fixed Income Clearing Corp., dated 10/30/20, 0.00%, principal and interest in the amount of $2,462,918, due 11/2/20, (collateralized by a U.S. Treasury Note with a par value of $2,491,000, coupon rate of 0.500%, due 03/15/2023, market value of $2,512,205)	2,462,918
	TOTAL REPURCHASE AGREEMENT (Cost $2,462,918)	2,462,918
TOTAL PURCHASED OPTIONS (Cost $784,736,703)	169.7%	764,484,000
TOTAL INVESTMENTS (Cost $903,589,890)	198.3%	$ 893,127,714
LIABILITIES IN EXCESS OF OTHER ASSETS	(98.3)	(442,752,805)
NET ASSETS[2]	100.0%	$ 450,374,909

*	Percentages indicated are based on net assets.
[1]	All or a portion of this security is held as collateral for written options.
[2]	Cash in the amount of $12,254,939 is held as collateral to secure the open written call and put options contracts.
See Notes to Financial Statements.
136

THE GLENMEDE FUND, INC.

Secured Options Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2020
Description	Counterparty	Exercise Price/ FX Rate	Expiration Date		Number of Contracts	Notional Amount	Market Value	Premiums Paid (Recieved by Fund)	Unrealized Appreciation/ (Depreciation)
PURCHASED OPTIONS
CALLS:
S&P 500 Index	OCC**	1,000.00	12/18/20	USD	3,360	$ 1,098,706,560	$ 762,720,000	$ 782,769,725	$(20,049,725)
PUTS:
S&P 500 Index	OCC**	2,000.00	12/18/20	USD	3,360	1,098,706,560	1,764,000	1,966,978	(202,978)
TOTAL PURCHASED OPTIONS						$ 2,197,413,120	$ 764,484,000	$ 784,736,703	$(20,252,703)
WRITTEN OPTIONS
CALL:
S&P 500 Index	OCC**	2,000.00	12/18/20	USD	3,360	(1,098,706,560)	(428,601,600)	(448,945,023)	20,343,423
PUTS:
S&P 500 Index	OCC**	3,400.00	11/20/20	USD	980	(320,456,080)	(16,743,300)	(6,962,714)	(9,780,586)
S&P 500 Index	OCC**	3,550.00	11/20/20	USD	320	(104,638,720)	(9,070,400)	(4,232,841)	(4,837,559)
S&P 500 Index	OCC**	1,000.00	12/18/20	USD	3,360	(1,098,706,560)	(109,200)	(164,640)	55,440
TOTAL PUTS						$(1,523,801,360)	$ (25,922,900)	$ (11,360,195)	$(14,562,705)
TOTAL WRITTEN OPTIONS						$(2,622,507,920)	$(454,524,500)	$(460,305,218)	$ 5,780,718

**	The Options Clearing Corp
SECTOR DIVERSIFICATION*
On October 31, 2020, sector diversification of the Portfolio was as follows:
	% of Net Assets	Value
SECTOR:
Purchased Options	169.7%	$ 764,484,000
U.S. Treasury Bills	24.4	109,969,662
Exchange-Traded Funds	3.6	16,211,134
TOTAL	197.7%	$890,664,796
REPURCHASE AGREEMENT	0.6	2,462,918
TOTAL INVESTMENTS	198.3%	$893,127,714

*	This table does not include written options. Please refer to the schedule of investments for information on written options.
See Notes to Financial Statements.
137

THE GLENMEDE FUND, INC.

Global Secured Options Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2020
Shares		Value
EXCHANGE-TRADED FUND* — 1.6%
3,500	iShares MSCI Emerging Markets ETF	$ 156,485
	TOTAL EXCHANGE-TRADED FUND (Cost $128,153)	156,485
Face Amount
U.S. TREASURY BILLS* — 28.0%
$1,200,000	U.S. Treasury Bill, 0.150% due 01/7/21[1]	1,199,813
1,500,000	U.S. Treasury Bill, 0.108% due 04/8/21[1]	1,499,370
	TOTAL U.S. TREASURY BILLS (Cost $2,698,957)	2,699,183
REPURCHASE AGREEMENT* — 9.0%
869,531	With Fixed Income Clearing Corp., dated 10/30/20, 0.00%, principal and interest in the amount of $869,531, due 11/2/20, (collateralized by a U.S. Treasury Note with a par value of $879,500, coupon rate of 0.500%, due 03/15/2023, market value of $886,987)	869,531
	TOTAL REPURCHASE AGREEMENT (Cost $869,531)	869,531
TOTAL PURCHASED OPTIONS (Cost $9,342,103)	94.3%	9,101,000
TOTAL INVESTMENTS (Cost $13,038,744)	132.9%	$12,826,199
LIABILITIES IN EXCESS OF OTHER ASSETS	(32.9)	(3,178,527)
NET ASSETS[2]	100.0%	$ 9,647,672

*	Percentages indicated are based on net assets.
[1]	All or a portion of this security is held as collateral for written options.
[2]	Cash in the amount of $2,423,729 is held as collateral to secure the open written call and put options contracts.
See Notes to Financial Statements.
138

THE GLENMEDE FUND, INC.

Global Secured Options Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2020
Description	Counterparty	Exercise Price/ FX Rate	Expiration Date		Number of Contracts	Notional Amount	Market Value	Premiums Paid (Recieved by Fund)	Unrealized Appreciation/ (Depreciation)
PURCHASED OPTIONS
CALLS:
S&P 500 Index	OCC**	1,000.00	12/18/20	USD	40	$ 13,079,840	$ 9,080,000	$ 9,318,687	$(238,687)
PUTS:
S&P 500 Index	OCC**	2,000.00	12/18/20	USD	40	13,079,840	21,000	23,416	(2,416)
TOTAL PURCHASED OPTIONS						$ 26,159,680	$ 9,101,000	$ 9,342,103	$(241,103)
WRITTEN OPTIONS
CALL:
S&P 500 Index	OCC**	2,000.00	12/18/20	USD	40	(13,079,840)	(5,102,400)	(5,344,584)	242,184
PUTS:
iShares MSCI Emerging Market ETF	OCC**	46.00	11/20/20	USD	250	(1,117,750)	(48,500)	(36,374)	(12,126)
iShares MSCI EAFE ETF	OCC**	65.00	11/20/20	USD	300	(1,165,200)	(108,750)	(52,999)	(55,751)
Russell 2000 Index	OCC**	1,600.00	11/20/20	USD	6	(923,088)	(53,520)	(26,625)	(26,895)
S&P 500 Index	OCC**	3,500.00	11/20/20	USD	13	(4,250,948)	(313,105)	(148,575)	(164,530)
S&P 500 Index	OCC**	1,000.00	12/18/20	USD	40	(13,079,840)	(1,300)	(1,960)	660
TOTAL PUTS						$(20,536,826)	$ (525,175)	$ (266,533)	$(258,642)
TOTAL WRITTEN OPTIONS						$(33,616,666)	$(5,627,575)	$(5,611,117)	$ (16,458)

**	The Options Clearing Corp
SECTOR DIVERSIFICATION*
On October 31, 2020, sector diversification of the Portfolio was as follows:
	% of Net Assets	Value
SECTOR:
Purchased Options	94.3%	$ 9,101,000
U.S. Treasury Bills	28.0	2,699,183
Exchange-Traded Fund	1.6	156,485
TOTAL	123.9%	$11,956,668
REPURCHASE AGREEMENT	9.0	869,531
TOTAL INVESTMENTS	132.9%	$12,826,199

*	This table does not include written options. Please refer to the schedule of investments for information on written options.
See Notes to Financial Statements.
139

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2020
Face Amount		Value
AGENCY NOTES* — 13.6%
	Federal Home Loan Bank — 6.8%
$15,000,000	2.750% due 12/13/24	$ 16,443,121
7,000,000	0.375% due 9/23/25	6,950,024
4,000,000	5.500% due 7/15/36	6,160,569
		29,553,714
	Federal National Mortgage Association — 6.8%
10,000,000	2.000% due 10/5/22[1]	10,351,215
10,000,000	2.625% due 9/6/24	10,888,371
7,960,000	2.125% due 4/24/26	8,645,163
		29,884,749
	TOTAL AGENCY NOTES (Cost $55,890,228)	59,438,463
MORTGAGE-BACKED SECURITIES*,2 — 36.1%
	Federal Home Loan Mortgage Corporation — 12.8%
4,737	# G12342, 5.500% due 8/1/21	4,770
7,276	# J03604, 5.500% due 10/1/21	7,343
3,675	# J03649, 5.500% due 10/1/21	3,714
15,894	# J03536, 5.500% due 11/1/21	15,992
5,491	# G18163, 5.500% due 1/1/22	5,587
36,202	# G13396, 5.500% due 12/1/23	37,389
37,189	# D78677, 8.000% due 3/1/27	38,042
85,095	# C00742, 6.500% due 4/1/29	95,920
2,683,260	# J38111, 3.000% due 12/1/32	2,853,217
19,262	# A68937, 6.000% due 11/1/37	21,888
218,802	# A69653, 5.500% due 12/1/37	253,743
262,783	# A73370, 5.000% due 2/1/38	302,462
216,032	# A90421, 4.500% due 12/1/39	242,692
207,711	# A92890, 4.500% due 7/1/40	230,228
1,040,028	# A97620, 4.500% due 3/1/41	1,169,277
1,754,089	# C03770, 3.500% due 2/1/42	1,882,431
918,635	# Q07651, 3.500% due 4/1/42	1,004,177
2,167,443	# Q41208, 3.500% due 6/1/46	2,318,197
7,929,360	# G08737, 3.000% due 12/1/46	8,344,767
2,644,654	# Q45735, 3.000% due 1/1/47	2,771,518
6,682,104	# Q46279, 3.500% due 2/1/47	7,078,633
6,438,914	# Q47596, 4.000% due 4/1/47	6,928,476
14,349,974	# RA3173, 3.000% due 7/1/50	15,010,047
4,908,403	# SD8083, 2.500% due 8/1/50	5,118,131
		55,738,641
	Federal National Mortgage Association — 23.1%
497	# 125275, 7.000% due 3/1/24	527
373,564	# AH6827, 4.000% due 3/1/26	396,937
267,916	# AI1657, 4.000% due 4/1/26	284,107
570,126	# AB3900, 3.000% due 11/1/26	597,377
16,561	# 373328, 8.000% due 3/1/27	16,631
883,302	# AK4751, 3.000% due 4/1/27	939,006
11,182	# 390895, 8.000% due 6/1/27	11,351
1,561,264	# AO0533, 3.000% due 6/1/27	1,636,989
34,955	# 397602, 8.000% due 8/1/27	36,379
584	# 499335, 6.500% due 8/1/29	652
3,721	# 252806, 7.500% due 10/1/29	4,344
216	# 523497, 7.500% due 11/1/29	246
3,955,164	# BC2462, 3.000% due 2/1/31	4,143,290
1,612	# 588945, 7.000% due 6/1/31	1,804
7,088,030	# AS7429, 2.500% due 6/1/31	7,381,653
See Notes to Financial Statements.
140

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MORTGAGE-BACKED SECURITIES*,2 — (Continued)
	Federal National Mortgage Association — (Continued)
$ 49,239	# 607862, 7.000% due 9/1/31	$ 55,601
2,295	# 656872, 6.500% due 8/1/32	2,561
5,649,969	# MA3391, 3.000% due 6/1/33	5,913,159
132,069	# 789856, 6.000% due 8/1/34	153,488
41,779	# 829202, 5.000% due 7/1/35	47,354
96,033	# 826586, 5.000% due 8/1/35	110,911
19,984	# 256216, 7.000% due 4/1/36	24,012
103,654	# 898412, 5.000% due 10/1/36	117,167
9,777	# 910894, 5.000% due 2/1/37	10,898
17,416	# 912456, 6.500% due 3/1/37	19,983
261,817	# 973241, 5.000% due 3/1/38	297,423
73,163	# 975593, 5.000% due 6/1/38	83,238
99,358	# 257573, 5.500% due 2/1/39	114,791
327,217	# AD7128, 4.500% due 7/1/40	367,399
11,955,207	# MA4152, 2.000% due 10/1/40	12,366,406
3,748,598	# AH1568, 4.500% due 12/1/40	4,218,376
1,527,854	# AH6991, 4.000% due 1/1/41	1,684,564
597,339	# AH4004, 4.500% due 3/1/41	662,514
806,215	# AH8351, 4.000% due 3/1/41	887,867
818,012	# AJ1315, 4.000% due 9/1/41	905,807
928,516	# AI8779, 4.000% due 11/1/41	1,023,645
1,542,433	# AJ5958, 4.000% due 12/1/41	1,699,545
727,395	# AK5070, 3.500% due 3/1/42	803,769
2,604,358	# AK5426, 3.500% due 3/1/42	2,819,828
4,665,347	# AT7682, 3.500% due 6/1/43	5,155,721
3,630,641	# AS6326, 3.500% due 12/1/45	3,882,004
3,694,430	# AS6881, 3.500% due 3/1/46	3,942,246
3,661,400	# BC0960, 4.000% due 6/1/46	3,977,607
3,237,974	# AS8966, 4.000% due 3/1/47	3,477,258
3,809,312	# AS9988, 4.500% due 7/1/47	4,134,336
4,298,264	# MA3210, 3.500% due 12/1/47	4,555,424
4,220,234	# BJ9251, 3.500% due 6/1/48	4,453,887
9,857,469	# FM3727, 3.000% due 7/1/50	10,310,897
6,985,209	# BQ2863, 2.500% due 9/1/50	7,283,676
		101,014,655
	Government National Mortgage Association — 0.2%
413	# 464049, 7.000% due 7/15/28	414
10,464	# 476259, 7.000% due 8/15/28	10,505
5,766	# 485264, 7.500% due 2/15/31	5,790
15,658	# 559304, 7.000% due 9/15/31	16,680
202,040	# 651859, 5.000% due 6/15/36	231,369
128,532	# 782150, 5.500% due 4/15/37	150,697
25,206	# 662521, 6.000% due 8/15/37	30,359
39,133	# 677545, 6.000% due 11/15/37	44,161
40,258	# 676291, 6.000% due 12/15/37	45,674
53,133	# 685836, 5.500% due 4/15/38	59,758
247,253	# 698235, 5.000% due 6/15/39	279,876
		875,283
	TOTAL MORTGAGE-BACKED SECURITIES (Cost $153,981,733)	157,628,579
CORPORATE NOTES* — 23.1%
	Banking — 3.9%
3,000,000	Bank of America Corp.(SOFR* 1.01 + 0.19%), 1.197% due 10/24/26[3]	3,002,730
See Notes to Financial Statements.
141

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
CORPORATE NOTES* — (Continued)
	Banking — (Continued)
$ 6,000,000	JPMorgan Chase & Co., (3M USD LIBOR * 0.95 + 2.56%), 3.509% due 1/23/29[3]	$ 6,736,184
6,500,000	PNC Bank NA, 3.250% due 6/1/25	7,181,989
		16,920,903
	Beverages, Food & Tobacco — 3.0%
1,000,000	Archer-Daniels-Midland Co., 2.750% due 3/27/25	1,085,340
5,000,000	Coca-Cola Co. (The), 2.875% due 10/27/25	5,535,218
6,000,000	Coca-Cola Co. (The), 2.250% due 9/1/26	6,503,165
		13,123,723
	Communications — 4.3%
14,000,000	Amazon.com, Inc., 4.800% due 12/5/34	19,050,780
	Computer Software & Processing — 7.1%
1,000,000	Alphabet, Inc., 2.050% due 8/15/50	901,749
11,250,000	Apple, Inc., 4.500% due 2/23/36	14,889,249
8,000,000	Microsoft Corp., 3.450% due 8/8/36	9,621,620
5,000,000	Oracle Corp., 2.800% due 4/1/27	5,448,350
		30,860,968
	Heavy Machinery — 1.1%
4,750,000	John Deere Capital Corp., 0.700% due 7/5/23	4,786,267
	Insurance — 1.3%
5,100,000	Aflac, Inc., 2.875% due 10/15/26	5,612,084
	Pharmaceuticals — 2.4%
5,000,000	Johnson & Johnson, 2.450% due 9/1/60	4,950,254
5,000,000	Merck & Co., Inc., 2.750% due 2/10/25	5,421,317
		10,371,571
	TOTAL CORPORATE NOTES (Cost $89,539,817)	100,726,296
U.S. TREASURY NOTES/BONDS* — 23.1%
5,000,000	U.S. Treasury Bonds, 6.250% due 8/15/23	5,841,016
5,000,000	U.S. Treasury Bonds, 6.625% due 2/15/27	6,888,477
7,000,000	U.S. Treasury Bonds, 3.500% due 2/15/39	9,578,242
4,000,000	U.S. Treasury Bonds, 3.125% due 11/15/41	5,257,656
9,000,000	U.S. Treasury Bonds, 3.750% due 11/15/43	13,015,195
See Notes to Financial Statements.
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Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
U.S. TREASURY NOTES/BONDS* — (Continued)
$10,000,000	U.S. Treasury Bonds, 2.250% due 8/15/46	$ 11,450,781
5,000,000	U.S. Treasury Bonds, 3.000% due 5/15/47	6,568,555
10,000,000	U.S. Treasury Notes, 2.500% due 1/31/24	10,737,500
10,000,000	U.S. Treasury Notes, 2.875% due 5/31/25	11,148,437
7,000,000	U.S. Treasury Notes, 2.625% due 12/31/25	7,792,969
6,000,000	U.S. Treasury Notes, 2.250% due 8/15/27	6,657,891
5,000,000	U.S. Treasury Notes, 3.125% due 11/15/28	5,939,648
	TOTAL U.S. TREASURY NOTES/BONDS (Cost $92,864,213)	100,876,367
REPURCHASE AGREEMENT* — 5.3%
23,325,790	With Fixed Income Clearing Corp., dated 10/30/20, 0.00%, principal and interest in the amount of $23,325,790, due 11/2/20, (collateralized by a U.S. Treasury Note with a par value of $23,591,500, coupon rate of 0.500%, due 03/15/2023, market value of $23,792,324)	23,325,790
	TOTAL REPURCHASE AGREEMENT (Cost $23,325,790)	23,325,790
Shares
INVESTMENT OF SECURITY LENDING COLLATERAL* — 0.0%
45,473	State Street Navigator Securities Lending Government Money Market Portfolio[4]	45,473
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $45,473)	45,473
TOTAL INVESTMENTS (Cost $415,647,254)	101.2%	$442,040,968
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.2)	(5,066,446)
NET ASSETS	100.0%	$436,974,522

*	Percentages indicated are based on net assets.
[1]	Securities or partial securities on loan. See Note 1.
[2]	Represents current face amount at October 31, 2020.
[3]	Floating Rate Bond. Rate shown is as of October 31, 2020.
[4]	Represents an investment of securities lending cash collateral.
See Notes to Financial Statements.
143

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Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2020
SECTOR DIVERSIFICATION
On October 31, 2020, sector diversification of the Portfolio was as follows:
	% of Net Assets	Value
Sector:
Federal National Mortgage Association	29.9%	$ 130,899,404
Corporate	23.1	100,726,296
U.S. Treasury Notes/Bonds	14.0	61,316,875
Federal Home Loan Mortgage Corporation	12.8	55,738,641
U.S. Treasury	9.1	39,559,492
Federal Home Loan Bank	6.8	29,553,714
Government National Mortgage Association	0.2	875,283
TOTAL	95.9%	$418,669,705
REPURCHASE AGREEMENT	5.3	23,325,790
INVESTMENT OF SECURITY LENDING COLLATERAL	0.0	45,473
TOTAL INVESTMENTS	101.2%	$442,040,968
See Notes to Financial Statements.
144

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Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2020
Face Amount		Value
CORPORATE NOTES* — 1.2%
	Health Care Services — 0.5%
$ 250,000	CommonSpirit Health, 1.547% due 10/1/25	$ 250,658
	Media - Broadcasting & Publishing — 0.7%
400,000	Walt Disney Co. (The), 1.650% due 9/1/22	409,813
	TOTAL CORPORATE NOTES (Cost $659,194)	660,471
MUNICIPAL BONDS* — 94.2%
	Alabama — 1.6%
305,000	Alabama State Public School and College Authority, Revenue Bonds, Series C, 5.000% due 9/1/22	331,227
535,000	Black Belt Energy Gas District, AL, Gas Supply Revenue, Revenue Bonds, Series A, 4.000% due 7/1/46[1]	544,502
		875,729
	Arizona — 1.3%
250,000	City of Phoenix Civic Improvement Corporation Airport, AMT, Junior Line Airport, Revenue Bonds, Series B, 5.000% due 7/1/23	276,175
400,000	Yuma, AZ, Municipal Property Corp., Excise Tax Revenue, Revenue Bonds, Refunding, 5.000% due 7/1/22	430,916
		707,091
	California — 2.0%
340,000	California State University, Revenue Bonds, Series D, 0.885% due 11/1/25	340,286
300,000	California State, General Obligation Unlimited, Refunding, 5.000% due 4/1/24	347,322
350,000	City of Los Angeles, CA, Department of Airports, Airports, Revenue Bonds, Series D, 5.000% due 5/15/23	387,429
		1,075,037
	Colorado — 2.9%
375,000	Cherry Creek Colo School District No 5, Arapahoe Country, General Obligation Unlimited,Refunding, 5.000% due 12/15/20	377,092
450,000	City and County of Denver Co. Airport, Revenue Bonds, Variable Refunding, Govermental, Series C, 0.877% due 11/15/23	449,725
200,000	City and County of Denver Co. Airport, Revenue Bonds, Variable Refunding, Govermental, Series D, 5.000% due 11/15/31[1]	218,570
125,000	Colorado, ST, Housing and Finance Authority, Revenue Bonds, AMT - Class 1 Bonds, Series A (GNMA Insured), 1.400% due 11/1/22	126,288
225,000	Larimer Weld and Boulder County School District R-2J Thompson, General Obligation Unlimited,Refunding, 5.000% due 12/15/21	236,988
150,000	Weld County, CO, Reorganized School District No. RE-8, General Obligation Unlimited, (State Aid Withholding), 4.000% due 12/1/20	150,441
		1,559,104
	Connecticut — 4.2%
500,000	Connecticut Housing Finance Authority, Revenue Bonds, Series D, 0.437% due 5/15/21[2]	499,920
	Connecticut State Health and Educational Facilities Authority, Revenue Bonds, Refunding, Nuvance Halthe Issue, Series A:
500,000	5.000% due 7/1/24	564,200
750,000	1.100% due 7/1/48[1]	761,640
See Notes to Financial Statements.
145

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Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Connecticut — (Continued)
$ 285,000	Connecticut, CT, General Obligation Unlimited, Refunding, Series C, 5.000% due 6/1/24	$ 305,700
100,000	Metropolitan District (The), Revenue Bonds, 0.411% due 4/1/22	100,166
		2,231,626
	District Of Columbia — 2.2%
1,000,000	Metropolitan Washington, DC, Airports Authority, Airport System, Revenue Bonds, AMT - Forward Delivery, Refunding, Series A, 5.000% due 10/1/24	1,164,520
	Florida — 4.0%
275,000	Central Florida Expressway Authority Senior Line, Revenue Bonds, Series A, 5.000% due 7/1/23	307,263
335,000	County of Broward FL Airport System Revenue, Revenue Bonds, AMT, Series A, Prerefunded 10/01/23 @ 100, 5.250% due 10/1/27	381,140
500,000	County of Broward FL Port Facilities, Revenue Bonds, Refunding, Subordinate Bond, Series D, 5.000% due 9/1/24	569,980
255,000	Orlando & Orange County, FL, Expressway Authority, Revenue Bonds, Refunding, 5.000% due 7/1/23	274,344
535,000	Orlando Utilities Commission, Revenue Bonds, Series A, 5.000% due 10/1/23	608,423
		2,141,150
	Georgia — 0.4%
200,000	Atlanta, GA, Airport General Revenue, Revenue Bonds, Series C, 5.000% due 1/1/23	209,918
	Illinois — 6.4%
500,000	Chicago, IL, O’Hare International Airport, Revenue Bonds, Refunding, Series B, 5.672% due 1/1/22	528,105
300,000	Cook County, IL, School District No. 100 South Berwyn, General Obligation Unlimited, Refunding, (BAM), 4.000% due 12/1/23	330,603
500,000	DeKalb County, IL, Community Unit School District No. 428 DeKalb, General Obligation Unlimited, Refunding, 5.000% due 1/1/24	571,345
400,000	Du Page & Will Counties, IL, Community School District No. 204 Indian Prairie, General Obligation Unlimited, Refunding, Series A, 5.000% due 12/30/20	402,960
300,000	Illinois State Finance Authority, Revenue Bonds, Series L, 4.000% due 12/1/20	300,804
130,000	Illinois State, General Obligation Unlimited, 5.000% due 1/1/21	130,768
150,000	Illinois State, General Obligation Unlimited, Series A, 4.000% due 1/1/24	152,886
115,000	Illinois State, General Obligation, Refunding, 5.000% due 8/1/23	122,529
255,000	McHenry County, IL, Conservation District, General Obligation Unlimited, Refunding, 5.000% due 2/1/24	292,409
300,000	Regional Transportation Authority, IL, Revenue Bonds, Series A, 5.000% due 6/1/21	307,389
295,000	St. Clair County, IL, Community Unit School District No 19, General Obligation, Refunding, 4.000% due 2/1/22	308,092
		3,447,890
	Kentucky — 1.9%
180,000	Kentucky State Property & Building Commission, Revenue Bonds, Refunding Project No. 112, Series B, 5.000% due 11/1/21	188,172
See Notes to Financial Statements.
146

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Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Kentucky — (Continued)
$ 300,000	Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 10/1/23	$ 336,696
500,000	McCracken County, KY,School District Finance Corp, Revenue Bonds, Series A (State Aid Intercept), 2.500% due 7/1/21	506,690
		1,031,558
	Louisiana — 2.4%
300,000	Ernest N Morial-New Orleans, LA, Exhibition Hall Authority, Special Tax, Refunding, 5.000% due 7/15/21	308,646
400,000	Louisiana State, General Obligation Unlimited, Series A, 4.000% due 9/1/21	412,292
500,000	New Orleans, LA, Sewage Service Revenue, Revenue Bonds, Refunding, 5.000% due 6/1/22	534,085
		1,255,023
	Maryland — 1.1%
500,000	Maryland State, General Obligation Unlimited, Refunding, Series B, 5.000% due 8/1/24	587,390
	Massachusetts — 0.6%
300,000	Massachusetts State, MA, General Obligation Limited, Refunding, Series B, 5.000% due 1/1/21	302,307
	Michigan — 5.6%
400,000	Detroit, MI, City School District, General Obligation Unlimited, Series A, (QSBLF Insured), 6.000% due 5/1/21	411,072
425,000	Maple Valley, MI, Schools, General Obligation Unlimited, Refunding (QSBLF Insured), 4.000% due 5/1/23	460,045
500,000	Michigan State Building Authority, Revenue Bonds, 0.461% due 10/15/22	501,030
200,000	Michigan State Finance Authority Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 5/15/23	221,868
200,000	Michigan State Finance Authority Revenue, Revenue Bonds, Refunding, Series MI-1, 5.000% due 12/1/23	227,408
250,000	Michigan State Finance Authority Revenue, Revenue Bonds, Taxable-Refunding-Trainity Health Credit Group, Series T, 2.208% due 12/1/23	259,053
500,000	Michigan State, Finance Authority Revenue, Revenue Bonds, Series 2019B, 3.500% due 11/15/44[1]	528,425
400,000	Ypsilanti, MI, School District, General Obligation Unlimited, Refunding, Series B, (QSBLF Insured), 2.250% due 5/1/21	403,096
		3,011,997
	Minnesota — 1.6%
500,000	Minneapolis-St Paul Metropolitan Airports Commission, Revenue Bonds, Refunding, Series B, 5.000% due 1/1/25	578,045
250,000	St. Paul, MN, Housing & Redevelopment Authority Health Care, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/21	257,042
		835,087
	Mississippi — 1.0%
500,000	Mississippi State, Development Bank, Special Obligation, Jackson Public School District Project, Revenue Bonds, Refunding, Series A, 5.000% due 4/1/21	509,290
	Nebraska — 0.2%
100,000	City of Lincoln NE Electric System Revenue, Revenue Bonds, Series B, 0.399% due 9/1/23	99,759
See Notes to Financial Statements.
147

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Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	New Jersey — 2.3%
$ 525,000	New Jersey State Economic Development Authority Revenue, Revenue Bonds, Refunding, Series NN, 5.000% due 3/1/22	$ 553,702
180,000	New Jersey State Turnpike Authority, Revenue Bonds ,Series B, 5.000% due 1/1/23	197,310
500,000	New Jersey State Turnpike Authority, Revenue Bonds, Refunding, Series C-1, (1M USD LIBOR * 0.7+ 0.34%), 0.444% due 1/1/21[3]	499,880
		1,250,892
	New York — 7.4%
615,000	City of New York, General Obligation Unlimited,Refunding, Series B, 5.000% due 8/1/23	689,563
500,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, 2.800% due 11/1/23	531,445
	New York State Dormitory Authority, Personal Income Tax, Revenue Bonds, Refunding, Series A:
125,000	4.000% due 12/15/22	134,508
250,000	5.000% due 3/15/24	288,120
	New York State Dormitory Authority, Sales Tax Revenue, Revenue Bonds, Series 2015B-A:
210,000	5.000% due 3/15/23	232,783
150,000	5.000% due 3/15/24	172,872
	New York State Urban Development Corp., Personal Income Tax, Revenue Bonds:
250,000	5.000% due 3/15/22	265,942
365,000	0.720% due 3/15/23	366,967
240,000	New York State Urban Development Corp., Personal Income Tax,Revenue Bonds, Series D, 5.000% due 3/15/21	244,138
350,000	New York, Metropolitan Transportation Authority Revenue, Dedicated Tax Fund, Series A, 5.255% due 11/15/22	371,161
310,000	Port Authority of New York and New Jersey, Revenue Bonds, 1.086% due 7/1/23	313,515
295,000	Triborough Bridge and Tunnel Authority, General Revenue Bonds, Refunding, Series A, 5.000% due 11/15/24	345,870
		3,956,884
	North Carolina — 0.2%
100,000	New Hanover County, NC, Hospital Revenue, Revenue Bonds, Refunding, 5.000% due 10/1/21	104,085
	Ohio — 5.2%
	City of Akron OH Income Tax Revenue, Revenue Bonds:
355,000	4.000% due 12/1/22	381,891
360,000	4.000% due 12/1/23	399,053
500,000	Lake, OH, Local School District Wood County, General Obligation Unlimited, Refunding, (School District Credit Program), 2.000% due 12/1/20	500,695
265,000	Ohio State University, General Receipts Athens, Revenue Bonds, Refunding, Series A, 5.000% due 12/1/20	265,959
325,000	Ohio State, Higher Educational Facility Commission, Revenue Bonds, Refunding, 5.000% due 10/1/23	360,279
425,000	Ohio State, Hospital Facilities Revenue, Revenue Bonds, Series A, 5.000% due 1/15/23	447,117
390,000	State of Ohio, General Obligation Unlimited, Series C, 5.000% due 3/1/24	450,610
		2,805,604
	Pennsylvania — 16.4%
370,000	Allegheny County, PA, Sanitary Authority, Revenue Bonds, Refunding, 5.000% due 12/1/20	371,343
475,000	Allegheny County, PA, General Obligation Unlimited, Refunding, Series C-75, 4.000% due 11/1/21	492,100
See Notes to Financial Statements.
148

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Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Pennsylvania — (Continued)
$ 325,000	Allegheny County, PA, Hospital Development Authority, Revenue Bonds, Refunding University of Pittsburgh Center Series A, 5.000% due 7/15/25	$ 389,357
300,000	Allegheny County, PA, Hospital Development Authority, Revenue Bonds, Series A, 5.000% due 7/15/23	335,274
	Bensalem Township, PA, School District, General Obligation, Taxable Refunding:
145,000	1.835% due 6/1/21	145,696
175,000	1.855% due 6/1/22	177,237
160,000	1.917% due 6/1/23	163,350
215,000	1.972% due 6/1/24	221,284
400,000	Bucks County, PA, Centennial School District, General Obligation Limited, Refunding, Series B, (State Aid Withholding), 5.000% due 12/15/21	421,312
675,000	City of Philadelphia PA, General Obligation Unlimited, Refunding, 5.000% due 8/1/22	725,355
515,000	City of Philadelphia, PA, Airport Revenue, Revenue Bonds, AMT Refunding, Series B, 5.000% due 7/1/24	590,267
750,000	Delaware Valley Regional Finance Authority, Revenue Bonds, 5.000% due 11/1/24[2]	879,150
460,000	East Norriton-Plymouth-Whitpain Joint Sewer Authority, Revenue Bonds, Refunding, 0.904% due 8/1/23	459,430
400,000	Lehigh Country, PA, General Purpose Hospital, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/23	445,912
425,000	Montgomery County, PA, Higher Education and Health Authority, Revenue Bonds, Refunding, 5.000% due 9/1/23	474,882
100,000	Montgomery County, PA, Industrial Development Authority, Revenue Bonds, Refunding, 4.000% due 12/1/22	103,842
380,000	Pennsylvania State Turnpike Authority, Revenue Bonds, Refunding, 5.000% due 12/1/22	416,978
500,000	Pennsylvania State University, Taxable, Revenue Bonds, Series B, 1.780% due 9/1/25	522,250
275,000	Pennsylvania State University, Tax-Exempt, Revenue Bonds, Series E, 5.000% due 3/1/24	317,045
200,000	Philadelphia, PA, School District, General Obligation Ltd, Series A (State Aid Withholding), 5.000% due 9/1/23	224,074
300,000	Pittsburgh, PA, Public Parking Authority, Revenue Bonds, Refunding, Series A, 5.000% due 12/1/23	339,729
200,000	Pittsburgh, PA, School District, General Obligation Unlimited, Refunding, Series A, (State Aid Withholding), 5.000% due 9/1/22	207,748
355,000	State Public School Building Authority Paclg, Revenue Bonds, Refunding-Community College of Allegheny Co. Project, Series B (BAM), 4.000% due 7/15/22	375,817
		8,799,432
	Rhode Island — 0.8%
400,000	Rhode Island State, RI, Health and Educational Building Corporation, Public School Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 5/15/22	426,948
	South Carolina — 0.7%
350,000	Charleston Educational Excellence Finance Corp., Revenue Bonds, 0.527% due 12/1/22	349,478
	South Dakota — 0.4%
230,000	South Dakota State Building Authority, Revenue Bonds, Refunding, Series B, 0.676% due 9/1/23	229,494
See Notes to Financial Statements.
149

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Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Tennessee — 1.8%
	Tennessee, TN, Housing Development Agency Residential Finance Program Revenue, Revenue Bonds:
$ 370,000	1.800% due 7/1/21	$ 373,245
600,000	1.400% due 1/1/22	605,730
		978,975
	Texas — 9.9%
	Arlington, TX, Higher Education Finance Corp., Revenue Bonds, Refunding, Series A, (PSF Guaranteed):
200,000	4.000% due 2/15/21	201,950
325,000	5.000% due 8/15/22	350,324
310,000	5.000% due 8/15/23	347,101
100,000	Central Texas Regional Mobility Authority, Revenue Bonds, Series C, 1.345% due 1/1/24	99,321
500,000	Cities of Dallas and Fort Worth International Airport, Revenue Bonds, Refunding, Series A, 5.000% due 11/1/24	586,750
100,000	City of Houston TX Airport System Revenue, Revenue Bonds, 1.054% due 7/1/23	100,023
490,000	Dallas, TX, Independent School District, General Obligation Unlimited, Series B-5, (PSF Guaranteed), 5.000% due 2/15/36[1]	496,443
300,000	Harris County, TX, Senior Lien, Revenue Bonds, Refunding, Series A, 5.000% due 8/15/21	311,070
170,000	Harris County, TX, Toll Road Authority, Revenue Bonds, Refunding, 5.000% due 8/15/22	184,008
225,000	Houston, TX, Community College, General Obligation Limited, 5.000% due 2/15/23	248,992
190,000	North East, TX, Independent School District, General Obligation Unlimited, Series B, (PSF Guaranteed), 1.420% due 8/1/40[1]	190,477
695,000	North Texas Tollway Authority, Revenue Bonds, 1.020% due 1/1/25	693,964
500,000	North Texas, Tollway Authority Revenue, Revenue Bonds, Refunding, Series B, 5.000% due 1/1/23	548,880
320,000	Texas State, TX, A&M University Revenue, Revenue Bonds, Series B, Prerefunded 5/15/23 @ 100, 5.000% due 5/15/32	357,757
565,000	Texas, TX, College Student Loan, General Obligation Unlimited, 5.500% due 8/1/21	587,046
		5,304,106
	Virginia — 1.4%
200,000	County of Fairfax VA,General Obligation Unlimited, Refunding, Series B (State Aid Withholding), 0.645% due 10/1/25	199,592
500,000	Virginia College Building Authority, Revenue Bonds, 5.000% due 2/1/23	553,125
		752,717
	Washington — 5.7%
425,000	Central Puget Sound Regional Transit Authority, Revenue Bonds, Refunding ,Series S-1, 5.000% due 11/1/25	462,927
350,000	Chelan County, WA, Public Utility District No 1, Revenue Bonds, Refunding, Series A (NPFG Insured), 0.000% due 6/1/23[4]	343,469
575,000	District of Columbia, DC, Income Tax Secured, Revenue Bonds, 5.000% due 3/1/23	638,066
550,000	Energy Northwest, WA, Taxable Columbia Generating Electicity Reveune, Revenue Bonds, Series E, 2.803% due 7/1/21	559,036
425,000	Klickitat Country, WA, Public Utility Distic, Revenue Bonds, Refunding, Series B (AGMC Insured), 2.277% due 12/1/23	436,964
125,000	Lewis County, WA, Public Utility District No 1, Cowlitz Falls Hydroelectric Project, Revenue Bonds, Refunding, 5.000% due 10/1/22	136,364
See Notes to Financial Statements.
150

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Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Washington — (Continued)
	Washington State Housing Finance Commission, Revenue Bonds, AMT - Refunding, Series 2A (GNMA / FNMA / FHLMC):
$ 125,000	1.650% due 6/1/21	$ 125,560
110,000	1.700% due 12/1/21	110,916
225,000	Whatcom County,WA, School District No. 502 Ferndale, General Obligation Unlimited, Refunding, 3.000% due 12/1/21	231,730
		3,045,032
	Wisconsin — 1.8%
215,000	Eau Claire WI, General Obligation Unlimited, Series D, 1.400% due 4/1/24	219,036
150,000	Wisconsin Housing and Economic Development Authority, Revenue Bonds, Series A, 1.550% due 11/1/38[1]	150,125
250,000	Wisconsin State, Health & Educational Facilities Authority Revenue, Revenue Bonds, Refunding, 5.000% due 11/15/23	282,642
300,000	Wisconsin State, WI, Transportation Revenue, Revenue Bonds, Series 2, 5.000% due 7/1/23	323,607
		975,410
	Wyoming — 0.8%
400,000	Wyoming State, Community Development Authority, Revenue Bonds, Series 1, 1.950% due 12/1/22	410,644
	TOTAL MUNICIPAL BONDS (Cost $49,740,862)	50,434,177
Shares
REGISTERED INVESTMENT COMPANIES* — 1.7%
41,460	BlackRock Municipal 2020 Term Trust[5]	621,900
4,500	VanEck Vectors High-Yield Municipal Index ETF	267,525
	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $901,685)	889,425
Face Amount
REPURCHASE AGREEMENT* — 3.9%
2,062,165	With Fixed Income Clearing Corp., dated 10/30/20, 0.00%, principal and interest in the amount of $2,062,165, due 11/2/20, (collateralized by a U.S. Treasury Note with a par value of $2,085,700, coupon rate of 0.500%, due 03/15/2023, market value of $2,103,455)	2,062,165
	TOTAL REPURCHASE AGREEMENT (Cost $2,062,165)	2,062,165
Shares
INVESTMENT OF SECURITY LENDING COLLATERAL* — 0.0%
26,350	State Street Navigator Securities Lending Government Money Market Portfolio[6]	26,350
	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $26,350)	26,350
TOTAL INVESTMENTS (Cost $53,390,256)	101.0%	$54,072,588
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.0)	(547,940)
NET ASSETS	100.0%	$53,524,648
See Notes to Financial Statements.
151

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Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020

*	Percentages indicated are based on net assets.
[1]	Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. Rate presented is as of October 31, 2020.
[2]	When-issued security.
[3]	Floating Rate Bond. Rate shown is as of October 31, 2020.
[4]	Zero Coupon Bond.
[5]	Securities or partial securities on loan. See Note 1.
[6]	Represents an investment of securities lending cash collateral.

Abbreviations:
AGMC — Assured Guaranty Municipal Corporation
AMT — Alternative Minimum Tax
BAM — Build America Mutual
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
NPFG — National Public Finance Guarantee Corporation
PSF — Permanent School Fund
QSBLF — Michigan Qualified School Bond Loan Fund
See Notes to Financial Statements.
152

THE GLENMEDE FUND, INC.

Short Term Tax Aware Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2020
SECTOR DIVERSIFICATION
On October 31, 2020, sector diversification of the Portfolio was as follows:
	% of Net Assets	Value
SECTOR:
Municipal Bonds	94.2%	$ 50,434,177
Registered Investment Companies	1.7	889,425
Corporate Notes	1.2	660,471
TOTAL	97.1%	$51,984,073
REPURCHASE AGREEMENT	3.9	2,062,165
INVESTMENT OF SECURITY LENDING COLLATERAL	0.0	26,350
TOTAL INVESTMENTS	101.0%	$54,072,588
See Notes to Financial Statements.
153

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — 98.6%
	Alabama — 1.2%
$ 500,000	Jefferson County, AL, Sewer Revenue Warrants, Series E, 0.000% due 10/1/34[1]	$ 211,515
500,000	Jefferson County, AL, Sewer Revenue, Series B, (AGMC Insured), 0.000% due 10/1/25[1]	453,990
1,070,000	Jefferson County, AL, Sewer Revenue, Series D, Warrants, 6.000% due 10/1/42	1,239,381
500,000	Montgomery, AL, Medical Clinic, Board Health Care Facility Revenue, Refunding, 5.000% due 3/1/30	565,995
250,000	Selma Industrial Development Board, Gulf Opportunity Zone Revenue, Revenue Bonds, Series A, 2.000% due 11/1/33[2]	259,857
		2,730,738
	Alaska — 0.6%
1,150,000	Alaska State, Housing Finance Corp., Revenue Bonds, Series A, 4.000% due 12/1/48	1,272,728
	Arizona — 2.8%
300,000	Arizona State, Industrial Development Authority, Education Revenue, Basis Schools Projects, Revenue Bonds, Refunding, Series A, 5.250% due 7/1/47[3]	319,281
500,000	Arizona State, Industrial Development Authority, Education Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/32[3]	514,975
	Arizona State, Industrial Development Authority, Education Revenue, Revenue Bonds, Series A:
250,000	5.000% due 7/1/49[3]	257,652
125,000	5.000% due 7/15/49[3]	134,944
250,000	4.000% due 7/15/50[3]	239,093
300,000	Arizona State, Industrial Development Authority, Education Revenue, Revenue Bonds, Series B, 5.500% due 7/1/38[3]	326,904
738,479	Arizona State, Industrial Development Authority, Municipal Certificates, Revenue Bonds, Series A, 3.625% due 5/20/33	770,463
60,000	Florence Town, Inc., AZ, Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds, 5.000% due 7/1/23	62,482
250,000	Glendale, AZ, Industrial Development Authority, Senior Living Facility, Revenue Bonds, 5.000% due 5/15/39	260,517
750,000	Maricopa County, AZ, Industrial Development Authority, Educational Revenue, Revenue Bonds, Refunding, 5.000% due 7/1/36[3]	807,285
375,000	Maricopa County, AZ, Industrial Development Authority, Revenue Bonds, Series A, 6.000% due 7/1/52[3]	421,676
250,000	Phoenix, AZ, Industrial Development Authority, Education Revenue, Basis Schools, Inc., Revenue Bonds, 5.000% due 7/1/45[3]	261,062
500,000	Phoenix, AZ, Industrial Development Authority, Education Revenue, Basis Schools, Inc., Revenue Bonds, Refunding, 5.000% due 7/1/35[3]	530,155
	Phoenix, AZ, Industrial Development Authority, Education Revenue, Legacy Traditional Schools Project, Revenue Bonds, Series A:
250,000	5.750% due 7/1/24[3]	267,565
500,000	6.750% due 7/1/44[3]	558,085
500,000	Phoenix, AZ, Industrial Development Authority, Education Revenue, Revenue Bonds, Series A, 5.000% due 7/1/46[3]	522,760
135,000	Pima, AZ, Industrial Development Authority, Education Revenue, Revenue Bonds, Refunding, 5.000% due 6/15/49[3]	137,356
150,000	Tempe, AZ, Industrial Development Authority, Revenue Bonds, 5.000% due 12/1/54	145,928
		6,538,183
See Notes to Financial Statements.
154

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	California — 4.8%
$2,500,000	California Educational Facilities Authority, Revenue Bonds, Series V-1, 5.000% due 5/1/49	$ 3,921,825
250,000	California Public Finance Authority, Revenue Bonds, Refunding, 5.000% due 10/15/47	275,000
295,044	California State, Housing Finance Agency Municipal Certificates, Revenue Bonds, Series A, 4.250% due 1/15/35	331,827
	California State, Municipal Finance Authority, Educational Revenue, Refunding, Series A:
360,000	5.000% due 6/1/36	401,238
500,000	5.000% due 6/1/46	546,550
300,000	California State, Municipal Finance Authority, Revenue Bonds, Series A, 5.000% due 11/1/46[3]	312,603
335,000	California State, School Financing Authority, Rocketship Education Obligated Group, Revenue Bonds, Series A, 5.250% due 6/1/52[3]	360,594
250,000	California State, Statewide Communities Development Authority, CHF Irvine LLC, Revenue Bonds, 5.000% due 5/15/29	283,215
500,000	California State, Statewide Communities Development Authority, Revenue Bonds, Series A, 5.250% due 12/1/56[3]	549,890
845,000	California State, Statewide Communities Development Authority, Student Housing Revenue, Revenue Bonds, 4.305% due 7/1/32	857,692
1,000,000	Golden, ST, Tobacco Securitization Corp., Tabacco Settelment, Revenue Bonds, Series B, 0.000% due 6/1/47[1]	211,970
600,000	Hastings Campus Housing Finance Authority, Revenue Bonds, 5.000% due 7/1/45	625,152
720,000	Madera, CA, Unified School District, General Obligation Unlimited, (NPFG Insured), 0.000% due 5/1/30[1]	615,276
500,000	Oroville, CA, Revenue Bonds, 5.250% due 4/1/54	535,335
500,000	River Islands, CA, Public Financing Authority, Special Tax, Series A, 5.000% due 9/1/48	550,155
1,000,000	Riverside County, Redevelopment Successor Agency, Revenue Bonds, Series B, 0.000% due 10/1/39[1]	621,990
200,000	Seal Beach, CA, Community Facilities District No. 2005-1, Special Tax, Refunding, 3.000% due 9/1/29	206,434
		11,206,746
	Colorado — 10.6%
500,000	Amber Creek, Metropolitan District, General Obligation Limited, Refunding, Series A, 5.125% due 12/1/47	505,195
1,000,000	Arista, CO, Metropolitan District, General Obligation Limited, Series A, 4.375% due 12/1/28	1,046,950
	Arkansas River Power Authority, CO, Power Revenue, Revenue Bonds, Refunding, Series A:
500,000	5.000% due 10/1/33	580,910
400,000	5.000% due 10/1/43	450,976
500,000	Base Village Metropolitan District No. 2, General Obligation Limited, Refunding, Series A, 5.750% due 12/1/46	516,820
500,000	Belleview Station, CO, Metropolitan District No. 2, General Obligation Limited, Refunding, 5.000% due 12/1/36	508,395
500,000	Big Dry Creek, Metropolitan District, General Obligation Limited, Series A, 5.750% due 12/1/47	522,080
350,000	Bradburn, CO, Metropolitan District No. 2, General Obligation Limited, Refunding, Series A, 4.000% due 12/1/28	358,326
525,000	Broadway Park North Metropolitan District No 2, General Obligation, 5.000% due 12/1/49[3]	535,820
775,000	Broadway Station Metropolitan District No 3, General Obligation, Ltd., 5.000% due 12/1/49	799,288
See Notes to Financial Statements.
155

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Colorado — (Continued)
$ 750,000	Buffalo Ridge, CO, Metropolitan District, General Obligation Limited, Series B, 7.375% due 12/15/47	$ 763,425
500,000	Clear Creek Station, Metropolitan District No. 2, General Obligation Limited, Refunding, Series A, 5.000% due 12/1/47	508,800
625,000	Colorado International Center, CO, Metropolitan District No. 14, General Obligation Limited, 5.875% due 12/1/46	658,819
	Colorado State, Health Facilities Authority, Hospital Revenue, Christian Living Neighborhoods Project, Revenue Bonds, Refunding:
500,000	5.000% due 1/1/31	534,940
275,000	5.000% due 12/1/33	301,329
400,000	Colorado State, Health Facilities Authority, Hospital Revenue, Refunding, 5.000% due 1/1/37	423,224
700,000	Colorado State, Health Facilities Authority, Hospital Revenue, Revenue Bonds, Refunding, Prerefunded 6/1/27 @ 100, 5.000% due 6/1/37	897,834
250,000	Colorado State, Health Facilities Authority, Hospital Revenue, Revenue Bonds, Series A, 4.000% due 9/1/50	267,938
660,000	Colorado State, Health Facilities Authority, Refunding, Series A, Prerefunded 6/1/25 @ 100, 5.000% due 6/1/45	798,580
165,000	Colorado State, Health Facilities Authority, Revenue Bonds, Prerefunded 6/1/23 @ 100, 5.625% due 6/1/43	187,453
425,000	Colorado State, Housing and Finance Authority, Non Amount Non ACE SF Mortgage, Revenue Bonds, Series C, (GNMA Insured), 4.250% due 11/1/48	472,052
300,000	Copper Ridge Metropolitan District, Revenue Bonds, 4.000% due 12/1/29	282,681
250,000	Denver, CO, Urban Renewal Authority, Tax Increment Revenue, Series A, 5.250% due 12/1/39[3]	256,788
590,000	DIATC Metropolitan District, CO, General Obligation Limited, 3.250% due 12/1/29[3]	571,444
500,000	Dinosaur Ridge Metropolitan District, CO, Special Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 6/1/49	505,005
150,000	E-470, CO, Public Highway Authority, Revenue Bonds, Refunding, Series B, (1M USD LIBOR * 0.67 + 1.05%), 1.147% due 9/1/39[4]	150,129
1,000,000	Gardens on Havana, CO, Metropolitan District No. 3, Revenue Bonds, Series A, 4.625% due 12/1/27	1,031,310
945,000	Harmony Technology Park, Metropolitan District No. 2, General Obligation Limited, 4.500% due 12/1/32	959,544
500,000	Hunters Overlook, CO, Metropolitan District No. 5, General Obligation Limited, Series A, 5.000% due 12/1/49	514,525
500,000	Independence Metropolitan District No 3, General Obligation Limited, Series A, 6.250% due 12/1/49	525,420
500,000	Leyden Ranch, Metropolitan District, General Obligation Unlimited, Series A, 5.125% due 12/1/47	510,765
750,000	Leyden Rock, Metropolitan District No. 10, General Obligation Limited, Series A, 5.000% due 12/1/45	769,177
500,000	Midcities Metropolitan District No. 2, CO, Special Revenue, Revenue Bonds, Refunding, Series B, 7.750% due 12/15/46	509,015
144,000	Mountain Shadows, CO, Metropolitan District, General Obligation Limited, 3.250% due 12/1/20	144,078
500,000	Parkside, CO, Centre Business Improvement District, Company Special Revenue, Revenue Bonds, Series A, 6.250% due 12/1/48	510,490
500,000	Serenity Ridge, CO, Metropolitan District No. 2, General Obligation Limited, Refunding, Series A, 5.125% due 12/1/43	512,150
750,000	Solaris, CO, Metropolitan District No. 3, General Obligation Limited, Refunding, Series A, 5.000% due 12/1/36	771,960
See Notes to Financial Statements.
156

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Colorado — (Continued)
	Southglenn, CO, Metropolitan District, Special Revenue, General Obligation Limited, Refunding:
$ 347,000	3.000% due 12/1/21	$ 345,838
750,000	5.000% due 12/1/30	774,150
	Southlands, CO, Metropolitan District No. 1, General Obligation Unlimited, Series A-2:
215,000	3.500% due 12/1/27	219,418
325,000	5.000% due 12/1/47	341,377
555,000	STC Metropolitan District No 2, General Obligation, Ltd., 3.000% due 12/1/25	540,403
500,000	Tallyns Reach, CO, Metropolitan District No. 3, General Obligation Limited, Series A, 6.750% due 11/1/38	510,980
520,000	Thompson Crossing Metropolitan District No. 4, General Obligation Limited, Refunding, 3.500% due 12/1/29	515,559
	Vauxmont Metropolitan District, General Obligation Ltd, (AGMC Insured):
250,000	5.000% due 12/1/32	317,715
160,000	5.000% due 12/15/32	185,216
250,000	Village Metropolitan District (The), General Obligation, Ltd., 5.000% due 12/1/40	259,925
500,000	Westcreek Metropolitan District No 2, General Obligation Limited, Series A, 5.375% due 12/1/48	513,815
		24,688,031
	Connecticut — 0.9%
450,000	Connecticut State Health & Educational Facilities Authority Revenue, Revenue Bonds, Series A-1, 5.000% due 10/1/39[3]	458,221
425,000	Connecticut State Health & Educational Facilities Authority, Church Home of Hartford, Inc. Project, Revenue Bonds, Series A, 5.000% due 9/1/53[3]	432,272
165,000	Connecticut State Health and Educational Facilities Authority, Revenue Bonds, 5.000% due 7/1/50[3]	174,580
125,000	Connecticut State Health and Educational Facilities Authority, Revenue Bonds, Series A, 5.000% due 1/1/55[3]	131,111
250,000	Harbor Point, CT, Infrastructure Improvement District, Special Obligation Revenue, Tax Allocation, Refunding, 5.000% due 4/1/30[3]	275,728
700,000	Mohegan Tribe of Indians, CT, Gaming Authority, Revenue Bonds, Series A, 5.500% due 8/1/26[3]	729,673
		2,201,585
	District Of Columbia — 0.9%
225,000	District of Columbia, KIPP DC Obligated Group, Revenue Bonds, Series A, 5.000% due 7/1/27	269,658
3,415,000	District of Columbia, Tobacco Settlement Financing Corp., Revenue Bonds, Series A, 0.000% due 6/15/46[1]	707,212
2,000,000	Metropolitan Washington, DC, Airports Authority Dulles Toll Road Revenue, Revenue Bonds, Series B, (AGMC Insured), 0.000% due 10/1/40[1]	1,078,280
		2,055,150
	Florida — 5.4%
	Atlantic, FL, Beach Floating Healthcare Facilities, Revenue Bonds, Series A:
505,000	5.000% due 11/15/33	553,384
250,000	5.000% due 11/15/53	265,968
250,000	Capital Trust Agency Inc, Revenue Bonds, 5.000% due 10/15/49[3]	255,588
255,000	Capital Trust Agency, FL, Educational Facilities Lease, Revenue Bonds, 5.000% due 12/15/50[3]	267,686
See Notes to Financial Statements.
157

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Florida — (Continued)
$ 220,000	Capital Trust Agency, FL, Educational Facilities Revenue, Advantage Academy of Hillsborough Projects, Revenue Bonds, Series A, 4.000% due 12/15/24	$ 232,129
160,000	Capital Trust Agency, FL, Educational Facilities Revenue, Viera Charter School, Inc. Project, Revenue Bonds, Series A, 5.000% due 10/15/37[3]	166,566
300,000	Escambia County, FL, Health Facilities Authority, Revenue Bonds, Refunding, Series A, 4.000% due 8/15/45	318,825
145,000	Florida Development Finance Corp., Educational Facilities Revenue, Renaissance Charter School, Inc. Projects, Series C, 5.000% due 9/15/50[3]	153,090
550,000	Florida Development Finance Corp., Healthcare Facilities Revenue, University of Florida Health Project, Series A, 6.000% due 2/1/33	577,561
200,000	Florida State Higher Educational Facilities Financial Authority, Jacksonville University Project, Revenue Bonds, Series A-1, 5.000% due 6/1/48[3]	198,806
1,305,000	Florida State Housing Finance Corp., Revenue Bonds, Series 1 (GNMA/FNMA/FHLMC Insured), 4.000% due 7/1/49	1,423,651
900,000	Gainesville, FL, Utilities Systems Revenue, Revenue Bonds, Refunding, Series C, 0.140% due 10/1/47[2]	900,000
250,000	Jacksonville, FL, Educational Facilities Revenue, Jacksonville University Project, Revenue Bonds, Series B, 5.000% due 6/1/53[3]	246,430
300,000	Lakewood Ranch, FL, Stewardship District, Special Assessment Revenue, 5.375% due 5/1/47	326,067
500,000	Lee County, FL, Industrial Development Authority, Shell Point/Waterside Health Project, Revenue Bonds, 5.000% due 11/15/39	546,590
1,250,000	North Broward, FL, Hospital District, Revenue Bonds, Refunding, Series B, 5.000% due 1/1/48	1,399,987
750,000	Orange County, FL, Health Facilities Authority Revenue, 5.000% due 8/1/40	828,765
1,000,000	Orange County, FL, Health Facilities Authority, Revenue Bonds, Refunding, 5.000% due 8/1/41	1,089,400
145,000	Palm Beach County Health Facilities Authority, Revenue Bonds, 5.000% due 6/1/55	149,325
55,000	Palm Beach County, FL, Health Facilities Authority, Lifespace Communities, Revenue Bonds, Refunding, Series C, 5.000% due 5/15/25	60,289
5,000	Palm Beach County, Health Facilities Authority, Revenue Bonds, Series B, 5.000% due 11/15/42	5,835
	Sarasota County, FL, Health Facilities Authority, Retirement Facilities Revenue, Revenue Bonds, Series A:
550,000	5.000% due 1/1/37	586,327
250,000	5.000% due 1/1/42	264,885
500,000	Southeast Overtown Park West Community Redevelopment Agency, FL, Series A-1, 5.000% due 3/1/30[3]	553,165
165,000	Town Center at Palm Coast, FL, Community Development District, Special Assessment, 6.000% due 5/1/36	165,056
	Winter Garden Village at Fowler Groves, FL, Community Development District, Special Assessment, Refunding:
500,000	3.750% due 5/1/31	512,485
500,000	4.125% due 5/1/37	512,480
		12,560,340
	Georgia — 1.0%
250,000	Burke County, GA, Development Authority, Pollution Control Revenue, Revenue Bonds, Series REMK, 1.650% due 11/1/48[2]	251,620
375,000	DeKalb County, GA, Housing Authority, Senior Living Revenue, Revenue Bonds, Refunding, Series A, 5.250% due 1/1/54[3]	289,226
See Notes to Financial Statements.
158

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Georgia — (Continued)
$ 125,000	Development Authority of Monroe County (The), Revenue Bonds, 1.500% due 1/1/39[2]	$ 126,430
490,000	Georgia Housing & Finance Authority, Revenue Bonds, 4.000% due 6/1/50	555,680
200,000	Georgia State, Municipal Electric Authority, Revenue Bonds, Series A, 5.000% due 7/1/60	221,516
200,000	Georgia State, Municipal Electric Authority, Revenue Bonds, Series B, 5.000% due 1/1/59	233,332
210,000	Houston Healthcare System, Inc., Revenue Bonds, 5.000% due 10/1/31[2]	222,701
340,000	Macon-Bibb County, GA, Urban Development Authority, Revenue Bonds, 5.750% due 6/15/37[3]	352,257
		2,252,762
	Guam — 0.3%
175,000	Guam Department of Education, Certificate Participation, 5.000% due 2/1/40	178,229
500,000	Guam Power Authority, Revenue Bonds, Series A (AGM Insured), 5.000% due 10/1/22	539,185
		717,414
	Idaho — 0.6%
500,000	Idaho Health Facilities Authority, Revenue Bonds, Series A, 4.750% due 7/1/44[3]	537,750
250,000	Idaho State, Health Facilities Authority Revenue, Kootenai Health Project, Revenue Bonds, Series A, 4.375% due 7/1/34[3]	269,570
	Idaho State, Housing and Finance Association, Nonprofit Facilities Revenue, Compass Charter School Project, Revenue Bonds, Series A:
365,000	6.000% due 7/1/39[3]	415,060
250,000	5.000% due 7/1/40[3]	262,805
		1,485,185
	Illinois — 15.3%
250,000	Bolingbrook, IL, Special Service Area No 1, Special Tax, Refunding, 5.250% due 3/1/41	247,515
	Chicago, IL, Board of Education, General Obligation Unlimited, Series A:
1,000,000	0.000% due 12/1/31[1]	679,350
750,000	5.000% due 12/1/41	755,535
400,000	7.000% due 12/1/46[3]	493,576
325,000	Chicago, IL, Board of Education, General Obligation Unlimited, Series A, (AGM, AMBAC Insured), 5.500% due 12/1/31	429,149
	Chicago, IL, Board of Education, General Obligation Unlimited, Series A, (NPFG Insured):
500,000	0.000% due 12/1/25[1]	438,315
170,000	5.500% due 12/1/26	192,972
600,000	Chicago, IL, Board of Education, General Obligation Unlimited, Series B, 7.000% due 12/1/42[3]	744,666
210,000	Chicago, IL, Board of Education, General Obligation Unlimited, Series B-1 (NPFG Insured), 0.000% due 12/1/20[1]	209,660
1,030,000	Chicago, IL, Board of Education, General Obligation Unlimited, Series B1, (NPFG Insured), 0.000% due 12/1/31[1]	699,730
640,000	Chicago, IL, Board of Education, General Obligation Unlimited, Series C, 5.250% due 12/1/39	673,210
500,000	Chicago, IL, Board of Education, General Obligation Unlimited, Series H, 5.000% due 12/1/46	526,170
600,000	Chicago, IL, General Obligation Unlimited, (NPFG Insured), 0.000% due 1/1/31[1]	427,446
See Notes to Financial Statements.
159

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Illinois — (Continued)
	Chicago, IL, General Obligation Unlimited, Refunding, Series A:
$ 150,000	5.000% due 1/1/30	$ 157,455
250,000	5.750% due 1/1/33	270,227
1,195,000	6.000% due 1/1/38	1,305,884
250,000	Chicago, IL, General Obligation Unlimited, Refunding, Series C, 5.000% due 1/1/24	261,588
410,000	Chicago, IL, General Obligation Unlimited, Series C, 0.000% due 1/1/31[1]	270,493
305,000	Chicago, IL, Wastewater Transmission Revenue, Revenue Bonds, Refunding, (NPFG Insured), 5.500% due 1/1/30	384,913
500,000	Chicago, IL, Waterworks Revenue, Revenue Bonds, 5.000% due 11/1/24	544,515
150,000	Chicago, IL, Waterworks Revenue, Revenue Bonds, (AMBAC Insured), 5.750% due 11/1/30	184,980
500,000	Cook County, IL, Community College District No. 508, General Obligation Unlimited, 5.250% due 12/1/43	521,740
400,000	Illinois State Finance Authority, Christian Homes, Inc., Revenue Bonds, 5.000% due 5/15/36	422,928
150,000	Illinois State Finance Authority, Presbyterian Homes, Revenue Bonds, Series B, (1M USD LIBOR * 0.70 + 1.35%), 1.454% due 5/1/36[4]	150,012
860,000	Illinois State Finance Authority, Recovery Zone Facility, Navistar International Corp., Project, Revenue Bonds, Refunding, 4.750% due 10/15/40[2,3]	872,006
350,000	Illinois State Finance Authority, Revenue Bonds, 4.000% due 7/1/35	394,817
	Illinois State Finance Authority, Revenue Bonds, Refunding:
230,000	5.000% due 12/1/40	260,728
250,000	5.000% due 12/1/46	280,115
150,000	Illinois State Finance Authority, Revenue Bonds, Refunding, Lifespace Communities Project, Series A, 5.000% due 5/15/22	155,859
	Illinois State Finance Authority, Revenue Bonds, Refunding, Series A:
300,000	5.000% due 7/1/35	347,274
250,000	5.000% due 8/15/37	313,562
	Illinois State Finance Authority, Revenue Bonds, Refunding, Series C:
1,000,000	5.000% due 2/15/31	1,220,790
1,000,000	4.125% due 8/15/37	1,065,030
500,000	Illinois State Finance Authority, Silver Cross Hospital & Medical Center, Revenue Bonds, Series C, 5.000% due 8/15/44	551,025
	Illinois State Finance Authority, Student Housing Revenue, Dekalb II Northern Illinois, Revenue Bonds:
395,000	5.750% due 10/1/21	402,568
250,000	6.875% due 10/1/43	254,980
500,000	Illinois State Finance Authority, Student Housing Revenue, Northern Illinois University Project, Revenue Bonds, 6.000% due 10/1/24	511,595
	Illinois State Finance Authority, Student Housing Revenue, Northern Illinois University Project, Revenue Bonds, Series A:
250,000	5.000% due 7/1/35	222,910
500,000	5.000% due 7/1/47	415,995
1,035,000	Illinois State Finance Authority, Swedish Covenant Hospital, Revenue Bonds, Refunding, Series A, 5.000% due 8/15/34	1,298,149
455,000	Illinois State Housing Development Authority, Revenue Bonds, Refunding, Series A (GNMA / FNMA / FHLMC Insured), 4.250% due 10/1/49	510,069
575,000	Illinois State Housing Development Authority, Revenue Bonds, Refunding, Series C, 3.500% due 8/1/46	616,889
See Notes to Financial Statements.
160

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Illinois — (Continued)
$ 475,000	Illinois State Sports Facilities Authority, Revenue Bonds, Refunding, 5.000% due 6/15/24	$ 516,667
	Illinois State Sports Facilities Authority, Revenue Bonds, Refunding, (BAM Insured):
620,000	5.000% due 6/15/28	752,457
250,000	5.000% due 6/15/30	294,310
	Illinois State Sports Facilities Authority, State Tax Supported, Capital Apprec, Revenue Bonds, (AMBAC Insured):
500,000	0.000% due 6/15/23[1]	468,260
415,000	0.000% due 6/15/26[1]	353,572
500,000	Illinois State University, Revenue Bonds, (AGMC Insured), 5.000% due 4/1/24	568,085
320,000	Illinois State, Finance Authority, Charter School Revenue, Refunding and Improvement, Chicago International Charter School Project, Revenue Bonds, 5.000% due 12/1/47	341,258
	Illinois State, General Obligation Unlimited:
500,000	5.000% due 1/1/30	530,855
1,000,000	5.000% due 2/1/39	1,019,100
200,000	5.000% due 1/1/41	205,026
335,000	5.750% due 5/1/45	370,962
1,000,000	Illinois State, General Obligation Unlimited, Series C, 5.000% due 11/1/29	1,069,300
1,000,000	Illinois State, General Obligation Unlimited, Series D, 5.000% due 11/1/28	1,076,830
250,000	Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, Revenue Bonds, Refunding (BAM, NPFG Insured), 0.000% due 6/15/28[1]	208,840
1,000,000	Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, Revenue Bonds, Series A, (NPFG Insured), 0.000% due 6/15/36[1]	572,690
500,000	Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, Revenue Bonds, Series B, (AGMC Insured), 0.000% due 6/15/27[1]	432,120
2,000,000	Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax, Revenue Bonds, Series A, (AGMC Insured MBIA), 0.000% due 12/15/29[1]	1,579,960
500,000	Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion Project, Revenue Bonds, Series B, 5.000% due 12/15/40	535,255
250,000	Southern Illinois State University, Housing & Auxiliary Facilities System, Revenue Bonds, Series A, (NPFG Insured), 0.000% due 4/1/22[1]	242,138
500,000	Southern Illinois State University, Housing & Auxiliary Facilities System, Revenue Bonds, Series B1, 5.000% due 4/1/22	514,755
	State of Illinois, General Obligation Unlimited:
250,000	4.000% due 10/1/33	246,765
165,000	4.000% due 6/1/35	161,954
500,000	4.000% due 10/1/42	475,425
1,000,000	University of Illinois, Auxiliary Facilities, Revenue Bonds, Series A, (AGMC Insured), 4.000% due 4/1/36	1,087,090
500,000	Volo Village, IL, Special Service Area No. 3 & 6, Special Tax, Symphony Meadows/Lancaster Falls Project, (AGMC Insured), 2.875% due 3/1/25	537,910
497,000	Yorkville, IL, United City Special Service, Special Tax, (AGMC Insured), 3.000% due 3/1/25	536,427
250,000	Yorkville, IL, United City Special Service, Special Tax, Refunding, (AGMC Insured), 4.000% due 3/1/36	266,722
		35,651,123
See Notes to Financial Statements.
161

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SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Indiana — 1.4%
	Indiana Finance Authority, Midwestern Disaster Relief Revenue, Revenue Bonds, Ohio Valley Electric Corp. Project, Series A:
$ 900,000	5.000% due 6/1/32	$ 931,662
300,000	5.000% due 6/1/39	308,784
	Indiana State Finance Authority, Greencroft Obligated Group, Revenue Bonds, Series A:
345,000	5.750% due 11/15/28	363,996
195,000	6.500% due 11/15/33	207,359
600,000	Indiana State Finance Authority, Revenue Bonds, Series A, 5.000% due 11/15/38	650,190
	Knox County, IN, Economic Development Authority, Revenue Bonds, Refunding, Series A:
300,000	5.000% due 4/1/23	313,866
350,000	5.000% due 4/1/28	363,335
		3,139,192
	Iowa — 0.8%
500,000	Iowa State, Finance Authority, Midwestern Disaster Relief Revenue, Iowa Fertilizer Co. LLC Project, Revenue Bonds, Refunding, Series B, 5.250% due 12/1/50[2]	526,210
250,000	Iowa State, Finance Authority, Revenue Bonds, 5.250% due 12/1/25	265,960
250,000	Iowa State, Finance Authority, Senior Housing Revenue, Revenue Bonds, Series A, 5.000% due 3/1/33	264,843
690,000	Tobacco Settlement Authority, IA, Revenue Bonds, Series C, 5.375% due 6/1/38	699,439
		1,756,452
	Kansas — 0.1%
30,000	Wichita, KS, Sales Tax, Special Obligation Revenue, Revenue Bonds, Refunding, 3.000% due 9/1/23	30,432
150,000	Wyandotte County, Kansas City Unified Government, Revenue Bonds, 5.000% due 12/1/34	148,203
60,000	Wyandotte County, KS, Kansas City Unified Government, Wyandotte Plaza Project, Revenue Bonds, 4.000% due 12/1/28	58,064
		236,699
	Kentucky — 1.2%
305,000	Ashland, KY, Medical Center Revenue, Revenue Bonds, Refunding, Series A, 4.000% due 2/1/32	319,149
100,000	City of Ashland KY, Revenue Bonds, 4.000% due 2/1/36	103,485
785,000	Kentucky Public Transportation Infrastructure Authority, Toll Revenue, Downtown Crossing Project, Revenue Bonds, Series B, 0.000% due 7/1/21[1]	772,958
100,000	Kentucky Public Transportation Infrastructure Authority, Toll Revenue, Downtown Crossing Project, Series A, 6.000% due 7/1/53	108,818
250,000	Kentucky, KY, Economic Development Finance Authority, Healthcare Revenue, Revenue Bonds, Refunding, 5.750% due 11/15/45	230,723
	Kentucky, KY, Economic Development Finance Authority, Healthcare Revenue, Revenue Bonds, Series B, (NPFG Insured):
500,000	0.000% due 10/1/26[1]	447,320
500,000	0.000% due 10/1/27[1]	433,660
250,000	Louisville & Jefferson County, KY, Metropolitan Government Healthcare System, Revenue Bonds, Refunding, Series A, 5.000% due 10/1/31	295,337
		2,711,450
See Notes to Financial Statements.
162

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Louisiana — 0.7%
$ 250,000	Calcasieu Parish, LA, Memorial Hospital Service District Hospital Revenue, Lake Charles Memorial Hospital Project, Revenue Bonds, Refunding, 5.000% due 12/1/34	$ 275,763
880,000	Juban Crossing Economic Development District, LA, Revenue Bonds, Refunding, Series C, 7.000% due 9/15/44[3]	754,732
500,000	Louisiana State, Public Facilities Authority Revenue, Revenue Bonds, Louisiana State University Greenhouse District Phase III Project, Series A, 5.000% due 7/1/59	572,590
		1,603,085
	Maryland — 1.4%
1,125,000	Baltimore, MD, Special Obligation, Revenue Bonds, Refunding, Series A, 5.000% due 9/1/38	1,177,200
150,000	Brunswick, MD, Special Obligation, Special Tax, Refunding, 5.000% due 7/1/36	157,682
250,000	Howard County, MD, Special Obligation, Revenue Bonds, Series A, 4.125% due 2/15/34[3]	251,462
360,000	Maryland State, Community Development Administration, Department Housing & Community Development, Revenue Bonds, Refunding, Series A, 4.500% due 9/1/48	407,956
100,000	Maryland State, Economic Development Corp., Special Obligation, Metro Centre Owings Mills Project, Tax Allocation, 3.750% due 7/1/27	99,704
250,000	Maryland State, Economic Development Corp., Special Obligation, Tax Allocation, 4.500% due 7/1/44	242,197
500,000	Prince George’s County, MD, Revenue Authority, Suitland-Naylor Road Project, 5.000% due 7/1/46[3]	523,345
500,000	Prince George’s County, MD, Special Obligation, PGC Hampton Park Project, Revenue Bonds, Series A, 4.375% due 7/1/48[3]	493,245
		3,352,791
	Michigan — 2.8%
380,000	Dearborn, MI, Economic Development Corp., Revenue Bonds, 7.500% due 11/15/44[3]	287,880
250,000	Detroit, MI, General Obligation Unlimited, 5.000% due 4/1/34	268,677
280,000	Flint, MI, Hospital Building Authority Rental, Revenue Bonds, Series A, 5.250% due 7/1/39	296,898
735,000	Grand Rapids Charter Township Economic Development Corp., Revenue Bonds, 5.000% due 5/15/44	794,586
600,000	Grand Rapids, MI, Economic Development Corp., Beacon Hill Eastgate Project, Revenue Bonds, Refunding, Series A, 5.000% due 11/1/37	611,340
	Kentwood, MI, Economic Development Corp., Revenue Bonds, Refunding:
50,000	4.500% due 11/15/21	51,076
65,000	4.750% due 11/15/22	67,236
250,000	5.000% due 11/15/37	266,453
250,000	5.625% due 11/15/41	256,618
6,000,000	Michigan Finance Authority, Revenue Bonds, 0.000% due 6/1/65[1]	683,160
2,215,000	Michigan State Housing Development Authority, Safe Mortgage Revenue, Revenue Bonds, Series C, 4.250% due 6/1/49	2,452,869
250,000	Michigan State Strategic Fund, Limited Obligation Revenue, Revenue Bonds, Refunding, 5.000% due 11/15/29	282,480
200,000	Michigan State Strategic Fund, Limited Obligation Revenue, Revenue Bonds, Refunding, Series CC, 1.450% due 9/1/30[2]	200,706
		6,519,979
See Notes to Financial Statements.
163

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Minnesota — 0.1%
$ 240,000	St. Paul, MN, Housing & Redevelopment Authority, Charter School Lease Revenue, Revenue Bonds, Series A, 5.500% due 7/1/38[3]	$ 259,543
	Mississippi — 0.8%
1,920,000	Mississippi Business Finance Corp., Revenue Bonds, 0.140% due 12/1/30[2]	1,920,000
	Missouri — 1.6%
430,000	Cape Girardeau County, MO, Industrial Development Authority, Southeast Health, Revenue Bonds, Series A, 6.000% due 3/1/33	477,708
250,000	Health and Educational Facilities Authority of the State of Missouri, Revenue Bonds, 5.000% due 8/1/45	259,128
80,000	Lees Summit, MO, Special Obligation Tax Increment, Tax Allocation, Refunding, 3.500% due 11/1/23[3]	78,893
475,000	Maryland Heights, MO, Industrial Development Authority, State Louis Community ICE Center Project, Revenue Bonds, Series A, 4.375% due 3/15/30	446,134
100,000	Missouri State Health & Educational Facilities Authority, Lutheran Senior Services, Revenue Bonds, 5.000% due 2/1/25	110,271
640,000	Missouri State Health & Educational Facilities Authority, Revenue Bonds, 5.000% due 2/1/26	701,696
	Missouri State Health & Educational Facilities Authority, Revenue Bonds, Series A:
100,000	5.000% due 2/1/28	113,741
250,000	5.000% due 2/1/42	274,828
355,000	St. Louis County, MO, Industrial Development Authority, Senior Living Facilities, Revenue Bonds, Refunding, 5.000% due 9/1/32	390,695
625,000	St. Louis County, MO, Industrial Development Authority, Senior Living Facilities, Revenue Bonds, Series A, 5.250% due 9/1/53	673,581
150,000	St. Louis County, MO, Industrial Development Authority, Senior Living Revenue, Revenue Bonds, Refunding, 5.000% due 9/1/48	158,601
		3,685,276
	Nebraska — 0.1%
255,000	Nebraska State, Investment Finance Authority, Safe Housing Revenue, Revenue Bonds, Series C, 4.000% due 9/1/48	280,778
	Nevada — 0.7%
335,000	Department of Business & Industry, NV, Revenue Bonds, Series A, 5.000% due 7/15/27[3]	370,969
290,000	Las Vegas, NV, Sales Tax Increment Revenue, 3.500% due 6/15/25[3]	289,965
500,000	Nevada State, Department of Business and Industry, Revenue Bonds, Series A, 5.000% due 12/15/48[3]	513,585
400,000	North Las Vegas, NV, Local Improvement, Special Assessment, 4.625% due 6/1/49	408,232
		1,582,751
	New Hampshire — 0.4%
742,875	National Finance Authority, Series 1, 4.125% due 1/20/34	808,805
	New Jersey — 5.7%
500,000	New Jersey Health Care Facilities Financing Authority Revenue, Revenue Bonds, St Peters Univerdity Hospital, 5.750% due 7/1/37	501,425
See Notes to Financial Statements.
164

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	New Jersey — (Continued)
$1,085,000	New Jersey State Economic Development Authority Revenue, Refunding, School Facilities Construction, Revenue Bonds, Series NN, 5.000% due 3/1/24	$ 1,173,612
1,000,000	New Jersey State Economic Development Authority Revenue, Revenue Bonds, Refunding, (AGMC Insured), 5.000% due 6/1/29	1,210,610
175,000	New Jersey State Economic Development Authority School Revenue, Beloved Community Chart School, Inc. Project, Revenue Bonds, Series A, 5.000% due 6/15/49[3]	181,844
345,000	New Jersey State Economic Development Authority School Revenue, Foundation Academy Charter School Project, Revenue Bonds, Series A, 5.000% due 7/1/38	391,178
500,000	New Jersey State Economic Development Authority, Revenue Bonds, Refunding, Series I, (SIFMA MUNI SWAP INDEX + 1.60%), 1.720% due 3/1/28[4]	494,770
2,500,000	New Jersey State Economic Development Authority, Revenue Bonds, Refunding, Series XX, 5.000% due 6/15/25	2,829,575
885,000	New Jersey State Housing and Mortgage Finance Agency, Revenue Bonds, Refunding, Series C, 4.750% due 10/1/50	1,010,626
	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series A:
1,000,000	0.000% due 12/15/35[1]	583,680
1,300,000	0.000% due 12/15/39[1]	631,228
1,000,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series A, (BAM Insured), 0.000% due 12/15/27[1]	851,310
1,000,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series B, (NPFG Insured), 5.500% due 12/15/21	1,051,560
	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series C, (AGMC Insured):
185,000	0.000% due 12/15/32[1]	130,655
1,000,000	0.000% due 12/15/34[1]	657,940
500,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series C, (AMBAC Insured), 0.000% due 12/15/35[1]	298,420
1,000,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series C, (NPFG Insured), 0.000% due 12/15/31[1]	709,260
500,000	Tobacco Settlement Financing Corp., NJ, Revenue Bonds, Refunding, Series A, 5.000% due 6/1/29	627,065
		13,334,758
	New Mexico — 0.6%
500,000	New Mexico Hospital Equipment Loan Council First Mortgage, Revenue Bonds, LA Vida Llena Expansion Project, Series A, 5.000% due 7/1/49	514,715
590,000	New Mexico Mortgage Finance Authority, Revenue Bonds, Series A, (GNMA / FNMA / FHLMC Insured), 4.250% due 1/1/50	660,588
125,000	Santa Fe, NM, Retirement Facility Revenue, Revenue Bonds, Series A, 5.000% due 5/15/34	134,146
		1,309,449
	New York — 4.5%
1,100,000	Brooklyn Arena Local Development Corp., Pilot Revenue, Revenue Bonds, Refunding, 5.000% due 7/15/42	1,197,592
435,000	Brooklyn Arena Local Development Corp., Revenue Bonds, 4.000% due 11/1/55[5]	443,482
	County of Sullivan NY, Special Assessment:
150,000	4.850% due 11/1/31[3]	152,606
500,000	5.350% due 11/1/49[3]	506,205
500,000	Glen Cove, NY, Local Economic Assistance Corp., Revenue Bonds, Series C, 0.000% due 1/1/55	466,435
See Notes to Financial Statements.
165

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	New York — (Continued)
$ 250,000	Metropolitan Transportation Authority, NY, Revenue Bonds, Series A, (SIFMA MUNI SWAP INDEX + 0.50%), 0.620% due 11/15/42[4]	$ 241,707
	Metropolitan Transportation Authority, NY, Revenue Bonds, Series C:
250,000	4.750% due 11/15/45	264,535
120,000	5.000% due 11/15/50	129,630
500,000	Metropolitan Transportation Authority, NY, Revenue Bonds, Series D, 4.000% due 11/15/46	500,700
	Metropolitan Transportation Authority, Revenue Bonds:
325,000	4.000% due 11/15/48	325,263
175,000	4.000% due 11/15/49	175,142
550,000	Monroe County Industrial Development Corp/NY, Revenue Bonds, 5.000% due 1/1/40	570,482
2,000,000	New York City Water & Sewer System, Revenue Bonds, 0.140% due 6/15/44[2]	2,000,000
100,000	New York City, NY, Industrial Development Agency, Revenue Bonds, (AMBAC Insured), 5.000% due 1/1/21	100,013
2,000,000	New York City, NY, Municipal Water Finance Authority, Water And Sewer Sytem Revenue, Revenue Bonds, Series A-2, 0.130% due 6/15/44[2]	2,000,000
700,000	New York State, Dormitory Authority Revenue, Non State Supported Debt, Refunding, 5.000% due 12/1/32[3]	809,270
490,000	New York State, Mortgage Agency, Homeowner Mortgage, Revenue Bonds, Refunding, Series 195, 4.000% due 10/1/46	524,545
		10,407,607
	North Carolina — 0.3%
215,000	North Carolina Medical Care Commission, Revenue Bonds, 5.000% due 7/1/34	233,694
500,000	North Carolina State, Medical Care Commission, Retirement Facilities Revenue, Revenue Bonds, Series B, 5.000% due 4/1/47	479,470
		713,164
	North Dakota — 0.2%
500,000	Ward County, ND, Healthcare Facilities Revenue, Revenue Bonds, Series C, 5.000% due 6/1/43	547,230
	Ohio — 3.9%
450,000	American Municipal Power, Inc., OH, Combination Hydroelectric Project, Revenue Bonds, Series A, 2.250% due 2/15/48[2]	451,750
1,555,000	Buckeye, OH, Tobacco Settlement Financing Authority, Revenue Bonds, Series B-2, 5.000% due 6/1/55	1,663,617
7,320,000	Buckeye, OH, Tobacco Settlement Financing Authority, Revenue Bonds, Series B-3, 0.000% due 6/1/57[1]	1,036,366
600,000	Centerville, OH, Healthcare Revenue, Refunding, 5.250% due 11/1/50	612,306
455,000	Cuyahoga County, OH, Hospital Revenue, Refunding, 5.500% due 2/15/52	528,715
450,000	Franklin Contry, OH, Revenue Bonds, Series A, 4.000% due 12/1/38	517,419
815,000	Licking County, OH, Health Care Facilities Authority Revenue, Refunding, Series A, 6.000% due 7/1/50	567,036
1,000,000	Lucas County, OH, Hospital Revenue, Promedica Healthcare Obligated Group, Revenue Bonds, Refunding, Series A, 5.250% due 11/15/48	1,131,360
475,000	Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding, 5.000% due 12/1/50[5]	510,378
See Notes to Financial Statements.
166

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Ohio — (Continued)
	Southeastern Ohio Port Authority Hospital Facilities, Revenue Bonds:
$ 300,000	5.750% due 12/1/32	$ 313,659
500,000	6.000% due 12/1/42	516,390
	State of Ohio, Revenue Bonds:
250,000	5.000% due 12/1/28[3]	278,197
250,000	5.000% due 12/1/38[3]	266,172
300,000	5.000% due 12/1/48[3]	313,356
420,000	State of Ohio, Revenue Bonds, Refunding, 5.000% due 12/1/33[3]	454,121
		9,160,842
	Oklahoma — 0.2%
85,000	Fort Sill Apache Tribe, OK, Economic Development Authority, Gaming Enterprise Revenue, Series A, 8.500% due 8/25/26[3]	90,504
250,000	Oklahoma, ST, Development Finance Authority, Healthcare System, Revenue Bonds, Series B, 5.500% due 8/15/57	290,122
		380,626
	Oregon — 0.2%
125,000	Clackamas County, Hospital Facility Authority, Oregon Senior Living, Revenue Bonds, Series A, 5.125% due 11/15/40	132,133
395,000	Polk County, Oregon Hospital Facility Authority, Revenue Bonds, Series A, 5.125% due 7/1/55	396,410
		528,543
	Pennsylvania — 4.4%
750,000	Berks County Industrial Development Authority, Tower Health Project, Revenue Bonds, 5.000% due 11/1/47	788,617
125,000	Chester County, PA, Industrial Development Authority, Revenue Bonds, Refunding, Series A, 5.000% due 12/15/51	135,499
500,000	Chester County, PA, Industrial Development Authority, Special Obligation Revenue, Woodlands at Greystone Project, Revenue Bonds, 5.000% due 3/1/38[3]	504,240
	Crawford County, PA, Hospital Authority, Revenue Bonds, Refunding, Series A:
400,000	6.000% due 6/1/36	441,536
250,000	6.000% due 6/1/46	269,770
500,000	Cumberland County Municipal Authority, Revenue Bonds, 5.000% due 1/1/29	516,890
1,000,000	Doylestown, PA, Hospital Authority, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/41	1,096,650
200,000	Franklin County, PA, Industrial Development Authority, Menno-Haven, Inc. Project, Revenue Bonds, Refunding, 5.000% due 12/1/43	208,768
350,000	Lancaster County, PA, Hospital Authority, Revenue Bonds, 5.000% due 3/1/45	362,267
445,000	Montgomery County, PA, Higher Education & Health Authority, Revenue Bonds, Refunding, 5.000% due 12/1/47	473,026
	Montgomery County, PA, Industrial Development Authority, Health System Revenue, Revenue Bonds, Refunding, Series A:
600,000	5.250% due 1/15/27	653,370
250,000	5.250% due 1/15/46	260,768
	Montgomery County, PA, Industrial Development Authority, Revenue Bonds, Refunding:
105,000	5.000% due 11/15/23	112,645
500,000	5.000% due 11/15/36	568,995
100,000	5.000% due 12/1/46	104,748
250,000	Montgomery County, PA, Industrial Development Authority, Waverly Heights, Ltd. Project, Revenue Bonds, Refunding, 5.000% due 12/1/44	275,817
See Notes to Financial Statements.
167

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Pennsylvania — (Continued)
	Northampton County Industrial Development Authority, Revenue Bonds:
$ 250,000	5.000% due 11/1/44	$ 255,633
300,000	5.000% due 11/1/49	305,217
2,225,000	Pennsylvania State, Housing Finance Agency, Revenue Bonds, (GNMA/FNMA/FHLMC Insured), 2.450% due 7/1/22[2]	2,254,793
495,000	Philadelphia Authority of Industrial Development, Revenue Bonds, Mast III Charter School Project, Series A, 6.500% due 6/15/54	513,186
150,000	Washington County, PA, Redevelopment Authority Revenue, Tax Allocation, Refunding, 5.000% due 7/1/28	155,354
		10,257,789
	Puerto Rico — 5.8%
	Cofina Class 2 Trust, Revenue Bonds, AMBAC Insured:
209,663	0.000% due 8/1/47[1]	57,938
323,124	0.000% due 8/1/54[1]	61,649
35,000	Commonwealth of Puerto Rico, General Obligation Unlimited, Refunding, (AGMC Insured), 4.500% due 7/1/23	35,052
425,000	Commonwealth of Puerto Rico, General Obligation Unlimited, Refunding, Series A, 5.000% due 7/1/41	254,469
	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Series A:
50,000	5.125% due 7/1/37	51,500
2,920,000	5.250% due 7/1/42	3,007,600
350,000	Puerto Rico Commonwealth, General Obligation Unlimited, Refunding, Series A, (AGC-ICC Insured), 5.500% due 7/1/29	399,171
300,000	Puerto Rico Commonwealth, General Obligation Unlimited, Refunding, Series A, (AGMC Insured), 5.000% due 7/1/35	314,130
1,000,000	Puerto Rico Electric Power Authority, Power Revenue, Revenue Bonds, Series XX, 5.250% due 7/1/40[6]	693,750
25,000	Puerto Rico Electric Power Authority, Revenue Bonds, (AGMC Insured), 5.000% due 7/1/27	25,507
610,000	Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Series DDD, (AGMC Insured), 3.625% due 7/1/23	610,506
75,000	Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Series SS, (AGMC Insured), 5.000% due 7/1/30	76,521
550,000	Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Series UU, (AGMC Insured), (3M USD LIBOR * 0.67 + 0.52%), 0.671% due 7/1/29[4]	490,985
500,000	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2013A-RSA-1, 7.000% due 7/1/40[6]	359,375
300,000	Puerto Rico Electric Power Authority, Revenue Bonds, Series NN, (NPFG Insured), 4.750% due 7/1/33	301,947
505,000	Puerto Rico Electric Power Authority, Revenue Bonds, Series RR, (AGC Insured), 5.000% due 7/1/28	515,241
175,000	Puerto Rico Highway and Transportation Authority, Revenue Bonds, (AGMC Insured), 6.250% due 7/1/21	180,506
10,000	Puerto Rico Highway and Transportation Authority, Revenue Bonds, (AMBAC Insured), 0.000% due 7/1/25[1]	8,245
455,000	Puerto Rico Highway and Transportation Authority, Revenue Bonds, Refunding, Series N, (AMBAC Insured), 2.106% due 7/1/28	419,951
800,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Auxilio Muto, Revenue Bonds, Series A, 6.000% due 7/1/33	816,000
250,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, International American University Project, Revenue Bonds, 5.000% due 10/1/31	259,420
See Notes to Financial Statements.
168

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Puerto Rico — (Continued)
$ 430,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, International American University Project, Revenue Bonds, (NPFG Insured), 4.500% due 10/1/29	$ 430,795
100,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Refunding, ANA G Mendez University Project, Revenue Bonds, 5.500% due 12/1/31	99,764
500,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Revenue Bonds, 5.000% due 3/1/36	480,250
540,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue,Revenue Bonds, Series A (AMBAC Insured), 0.000% due 7/1/37[1]	256,867
9,070	Puerto Rico Public Buildings Authority, Revenue Bonds, Refunding, Series L, (NPFG Insured), 5.500% due 7/1/21	9,169
	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Revenue Bonds, Series A-1:
8,000	0.000% due 7/1/24[1]	7,380
15,000	0.000% due 7/1/27[1]	12,692
14,000	0.000% due 7/1/29[1]	10,970
18,000	0.000% due 7/1/31[1]	12,978
21,000	0.000% due 7/1/33[1]	13,775
1,000,000	0.000% due 7/1/51[1]	207,120
1,375,000	5.000% due 7/1/58	1,461,419
1,000,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Revenue Bonds, Series A-2, 4.784% due 7/1/58	1,048,740
185,000	University of Puerto Rico, Revenue Bonds, Refunding, Series P, (NPFG Insured), 5.000% due 6/1/25	186,421
	University of Puerto Rico, Revenue Bonds, Series Q:
100,000	5.000% due 6/1/25	97,000
150,000	5.000% due 6/1/36	145,125
		13,419,928
	Rhode Island — 1.2%
	Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding, Series B:
900,000	5.000% due 9/1/31	930,735
750,000	5.000% due 9/1/36	760,042
535,000	Rhode Island State, Housing and Mortgage Finance Corp., Revenue Bonds, Series 69-B, (GNMA / FNMA / FHLMC Insured), 4.000% due 10/1/48	592,224
4,000,000	Tobacco Settlement Financing Corp., RI, Revenue Bonds, Series A, 0.000% due 6/1/52[1]	618,400
		2,901,401
	South Carolina — 2.3%
2,760,004	Connector 2000 Association, Inc., Revenue Bonds, Series A-1, 0.000% due 1/1/42[1]	615,288
500,000	Connector 2000 Association, Inc., SC, Toll Road Revenue, Series A-1, 0.000% due 1/1/32[1]	229,010
290,000	South Carolina State, Housing Finance & Development Authority, Revenue Bonds, (GNMA / FNMA / FHLMC/ FHA Insured), 4.000% due 7/1/36	313,388
	South Carolina State, Jobs-Economic Development Authority, Health Facilities Revenue, Revenue Bonds, Refunding:
410,000	5.000% due 10/1/36[3]	420,947
1,090,000	5.000% due 10/1/41[3]	1,108,345
800,000	South Carolina State, Jobs-Economic Development Authority, Residential Facilities Revenue, Revenue Bonds, Refunding, 5.000% due 4/1/47	842,504
See Notes to Financial Statements.
169

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	South Carolina — (Continued)
$ 200,000	South Carolina State, Public Service Authority, Revenue Bonds, Refunding, Series A, 5.000% due 12/1/33	$ 237,070
	South Carolina State, Public Service Authority, Revenue Bonds, Refunding, Series B:
500,000	5.000% due 12/1/37	593,615
500,000	5.000% due 12/1/41	588,160
500,000	2.750% due 12/1/51[2]	498,610
5,000	South Carolina State, Public Service Authority, Revenue Bonds, Series E, 5.250% due 12/1/55	5,763
		5,452,700
	Texas — 3.7%
645,000	Arlington, TX, Higher Education Finance Corp., Revenue Bonds, Refunding, Series A, 5.000% due 12/1/51	696,871
405,000	Arlington, TX, Higher Education Finance Corp., Revenue Bonds, Refunding, Uplift Education, Series A, 2.750% due 12/1/26	409,123
360,000	Fort Bend County, TX, Industrial Development Corp., NRG Energy, Inc., Revenue Bonds, Series A, 4.750% due 5/1/38	372,618
1,510,000	Harris County, TX, Cultural Education Facilities Finance Corp., Brazos Presbyterian Homes Project, Revenue Bonds, Refunding, 5.000% due 1/1/48	1,576,561
150,000	Harris County, TX, Cultural Education Facilities Finance Corp., Revenue Bonds, Series A, 5.000% due 1/1/43	152,789
500,000	Matagorda County, TX, Navigation District No. 1, Revenue Bonds, Refunding (AMBAC Insured), 4.400% due 5/1/30	598,410
	New Hope Cultural Education Facilities Finance Corp., Revenue Bonds:
250,000	5.500% due 1/1/49	255,850
400,000	5.000% due 1/1/55	398,024
950,000	New Hope Cultural Education Facilities Finance Corp., TX, Retirement Facilities Revenue, Revenue Bonds, Refunding, 5.000% due 11/15/36	989,092
375,000	New Hope Cultural Education Facilities Finance Corp., TX, Retirement Facilities Revenue, Revenue Bonds, Series A, 5.000% due 1/1/35	392,096
500,000	New Hope Cultural Education Facilities Finance Corp., TX, Student Housing Revenue Bonds, Series A, 5.000% due 4/1/42	475,990
	Newark Higher Education Finance Corp., TX, Education Revenue, Revenue Bonds:
300,000	5.000% due 6/15/33	306,432
500,000	5.000% due 6/15/38	508,750
230,000	Newark Higher Education Finance Corp., TX, Education Revenue, Revenue Bonds, Series A, 5.000% due 6/15/37	234,170
	Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facilities, Revenue Bonds, Refunding:
250,000	4.000% due 5/15/27	258,612
150,000	5.000% due 11/15/35	156,845
625,000	5.000% due 5/15/45	658,331
185,000	Texas State, Department of Housing and Community Affairs, Revenue Bonds, Series A, (GNMA Insured), 4.750% due 3/1/49	207,420
		8,647,984
	Utah — 0.3%
500,000	Hideout Local District No. 1, UT, Special Assessment, 6.750% due 8/1/37[3]	496,035
290,000	Mida Mountain Village Public Infrastructure District, Special Assessment, 5.000% due 8/1/50	293,408
		789,443
See Notes to Financial Statements.
170

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Virginia — 2.8%
	Farmville, VA, Industrial Development Authority Facilities, Revenue Bonds, Refunding, Series A:
$ 750,000	5.000% due 1/1/38	$ 794,775
500,000	5.000% due 1/1/50	522,115
500,000	Hanover County, VA, Economic Development Authority, Care Facilities Revenue, Refunding, Covenant Woods, Revenue Bonds, 5.000% due 7/1/38	510,755
295,000	Henrico County, VA, Economic Development Authority Health Care Facilities Revenue, Revenue Bonds, Refunding, Series C, 5.000% due 12/1/37	317,157
500,000	Henrico County, VA, Economic Development Authority, Residencial Care Facility Revenue, Revenue Bonds, Series A, 5.000% due 6/1/39	510,730
600,000	Henrico County, VA, Economic Development Authority, Residencial Care Facility Revenue, Revenue Bonds, Series C, 5.000% due 12/1/47	633,618
500,000	Newport News, VA, Industrial Development Authority, Health System Revenue, Revenue Bonds, Series A, 5.000% due 7/1/46[3]	555,285
1,000,000	Newport News, VA, Industrial Development Authority, System Revenue, Revenue Bonds, 5.330% due 7/1/45[3]	1,094,750
750,000	Norfolk, VA, Redevelopment and Housing Authority, Revenue Bonds, Series A, 5.250% due 1/1/54	777,097
250,000	Virginia Small Business Financing Authority, Revenue Bonds, 4.000% due 1/1/45	267,073
500,000	Virginia State, Small Business Financing Authority, Residential Care Facility Revenue, Revenue Bonds, Refunding, Series C, 5.000% due 6/1/42	505,065
		6,488,420
	Washington — 1.8%
235,000	Kalispel Tribe of Indians Priority District, WA, Revenue Bonds, Series B, 5.250% due 1/1/38[3]	261,311
500,000	Washington State Convention Center Public Facilities District, Revenue Bonds, 5.000% due 7/1/58	548,675
	Washington State, Health Care Facilities Authority, Revenue Bonds:
200,000	5.000% due 8/1/30	250,606
300,000	5.000% due 8/15/34	333,957
1,000,000	5.000% due 12/1/36	1,117,060
100,000	Washington State, Housing Finance Commission, Refunding, Hearthstone Project, Revenue Bonds, Series B, 3.125% due 7/1/23[3]	98,503
625,000	Washington State, Housing Finance Commission, Refunding, Judson Park Project, Revenue Bonds, 5.000% due 7/1/38[3]	665,006
	Washington State, Housing Finance Commission, Rockwood Retirement Communitie, Revenue Bonds:
500,000	5.000% due 1/1/55[3]	477,920
500,000	5.000% due 1/1/56	476,160
		4,229,198
	West Virginia — 0.1%
250,000	West Virginia State, Hospital Finance Authority, Revenue Bonds, Refunding, Series A, 5.000% due 1/1/43	291,380
	Wisconsin — 3.7%
	Public Finance Authority, Revenue Bonds:
375,000	5.000% due 6/1/29[3]	404,355
130,000	5.000% due 6/1/34	139,296
250,000	5.000% due 1/1/35	276,075
750,000	5.000% due 1/1/46	812,063
135,000	5.000% due 6/1/49	139,834
See Notes to Financial Statements.
171

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High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Wisconsin — (Continued)
$ 500,000	Public Finance Authority, WI, Charter School Portfolio Project, Revenue Bonds, Series A-1, 5.000% due 1/1/55[3]	$ 499,525
500,000	Public Finance Authority, WI, Charter School Revenue, Revenue Bonds, Series A, 5.375% due 7/15/47[3]	520,920
	Public Finance Authority, WI, Retirement Facility Revenue, Revenue Bonds, Refunding:
250,000	5.000% due 9/1/49[3]	248,470
500,000	5.000% due 9/1/54[3]	544,225
260,000	Public Finance Authority, WI, Revenue Bonds, Refunding, 5.875% due 4/1/45	279,089
325,000	Public Finance Authority, WI, School Education Revenue, Revenue Bonds, 4.000% due 6/15/29[3]	331,383
350,000	Public Finance Authority, WI, Senior Living Revenue, Mary’s Woods at Marylhurst Project, Revenue Bonds, Refunding, Series A, 5.250% due 5/15/37[3]	371,266
85,000	Public Finance Authority, WI, Senior Living Revenue, Rose Village Project, Revenue Bonds, Series A, 5.000% due 11/15/24[3]	87,346
500,000	Public Finance Authority, WI, Student Housing, Revenue Bonds (AGMC Insured), 5.000% due 7/1/53	573,345
1,060,000	Public Finance Authority, WI, Student Housing, Revenue Bonds, Series A, 5.000% due 7/1/25	1,126,515
	Wisconsin State, Health & Educational Facilities Authority Revenue, Revenue Bonds, Refunding:
955,000	5.000% due 6/1/41	994,050
390,000	0.350% due 2/15/53[2]	390,000
865,000	Wisconsin State, Housing and Economic Development Authority, Home Ownership Revenue, Revenue Bonds, Series D, 4.000% due 3/1/47	953,282
		8,691,039
	Other Territory — 0.4%
729,216	Federal Home Loan Mortgage Corporation Multifamily ML-05 Certificates, Revenue Bonds, Class AUS, 3.400% due 1/25/36	821,608
	TOTAL MUNICIPAL BONDS (Cost $222,472,150)	229,589,895
TOTAL INVESTMENTS (Cost $222,472,150)	98.6%	$229,589,895
OTHER ASSETS IN EXCESS OF LIABILITIES	1.4	3,192,660
NET ASSETS	100.0%	$232,782,555

*	Percentages indicated are based on net assets.
[1]	Zero Coupon Bond.
[2]	Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. Rate presented is as of October 31, 2020.
[3]	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2020, these securities, which are not illiquid, amounted to $31,731,490 or 13.6% of net assets for the Fund.
[4]	Floating Rate Bond. Rate shown is as of October 31, 2020.
[5]	When-issued security.
[6]	This security is in default. See Note 1.

See Notes to Financial Statements.
172

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Abbreviations:
AGC — Assurance Guaranty Corporation
AGC-ICC — Assured Guaranty Corporation Insured Custody Certificates
AGMC — Assured Guaranty Municipal Corporation
AMBAC — American Municipal Bond Assurance Corporation
BAM — Build America Mutual
FHA — Federal Housing Administration
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
MBIA — Municipal Bond Investors Assurance
NPFG — National Public Finance Guarantee Corporation
SIFMA — Securities Industry and Financial Markets Association
See Notes to Financial Statements.
173

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2020
STATE DIVERSIFICATION
On October 31, 2020, State Diversification of the Portfolio was as follows:
	% of Net Assets	Value
STATE:
Illinois	15.3%	$ 35,651,123
Colorado	10.6	24,688,031
Puerto Rico	5.8	13,419,928
New Jersey	5.7	13,334,758
Florida	5.4	12,560,340
California	4.8	11,206,746
New York	4.5	10,407,607
Pennsylvania	4.4	10,257,789
Ohio	3.9	9,160,842
Wisconsin	3.7	8,691,039
Texas	3.7	8,647,984
Arizona	2.8	6,538,183
Michigan	2.8	6,519,979
Virginia	2.8	6,488,420
South Carolina	2.3	5,452,700
Washington	1.8	4,229,198
Missouri	1.6	3,685,276
Maryland	1.4	3,352,791
Indiana	1.4	3,139,192
Rhode Island	1.2	2,901,401
Alabama	1.2	2,730,738
Kentucky	1.2	2,711,450
Georgia	1.0	2,252,762
Connecticut	0.9	2,201,585
District of Columbia	0.9	2,055,150
Mississippi	0.8	1,920,000
Iowa	0.8	1,756,452
Louisiana	0.7	1,603,085
Nevada	0.7	1,582,751
Idaho	0.6	1,485,185
New Mexico	0.6	1,309,449
Alaska	0.6	1,272,728
Other Territory	0.4	821,608
New Hampshire	0.4	808,805
Utah	0.3	789,443
Guam	0.3	717,414
North Carolina	0.3	713,164
North Dakota	0.2	547,230
Oregon	0.2	528,543
Oklahoma	0.2	380,626
West Virginia	0.1	291,380
Nebraska	0.1	280,778
Minnesota	0.1	259,543
Kansas	0.1	236,699
TOTAL MUNICIPAL BONDS	98.6%	$229,589,895
TOTAL INVESTMENTS	98.6%	$229,589,895
See Notes to Financial Statements.
174

THE GLENMEDE FUND, INC.

Notes to Financial Statements
1.  Organization and Significant Accounting Policies
As of October 31, 2020, The Glenmede Fund, Inc. (the “Fund”) consists of eighteen portfolios: the Quantitative U.S. Large Cap Core Equity Portfolio, the Quantitative U.S. Large Cap Growth Equity Portfolio, the Quantitative U.S. Large Cap Value Equity Portfolio, the Quantitative U.S. Small Cap Equity Portfolio, the Quantitative International Equity Portfolio, the Responsible ESG U.S. Equity Portfolio, the Women in Leadership U.S. Equity Portfolio, the Quantitative U.S. Long/Short Equity Portfolio, the Quantitative U.S. Total Market Equity Portfolio, the Strategic Equity Portfolio, the Small Cap Equity Portfolio, the Large Cap Value Portfolio, the Equity Income Portfolio, the Secured Options Portfolio, the Global Secured Options Portfolio, the Core Fixed Income Portfolio, the Short Term Tax Aware Fixed Income Portfolio and the High Yield Municipal Portfolio (each, a “Portfolio” and collectively, the “Portfolios”). The Fund was incorporated in the State of Maryland on June 30, 1988, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
Since January 2, 1998, the Small Cap Equity Portfolio has consisted of two classes of shares: the Advisor Class and the Institutional Class. Since June 30, 2015, the Quantitative U.S. Large Cap Core Equity Portfolio and the Quantitative U.S. Large Cap Growth Equity Portfolio have offered two classes of shares: the Advisor Class and the Institutional Class. The Institutional Classes commenced operations on December 30, 2015 and November 5, 2015, respectively. Since July 14, 2016, the Secured Options Portfolio has offered two classes of shares: the Advisor Class and the Institutional Class. The Institutional Class shares of the Secured Options Portfolio commenced operations on November 9, 2016. Since February 14, 2019, the Quantitative U.S. Long/Short Equity Portfolio has offered two classes of shares: the Advisor Class and the Institutional Class. The Institutional Class shares of the Quantitative U.S. Long/Short Equity Portfolio commenced operations on September 13, 2019. The High Yield Municipal Portfolio, the Responsible ESG U.S. Equity Portfolio and the Women in Leadership U.S. Equity Portfolio commenced operations on December 22, 2015. The Short Term Tax Aware Fixed Income Portfolio commenced operations on June 29, 2016. The Equity Income Portfolio commenced operations on December 21, 2016. The Quantitative U.S. Large Cap Value Equity Portfolio and Quantitative U.S. Small Cap Equity Portfolio commenced operations on November 13, 2017.
The Fund is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification ("ASC") Topic 946 (“ASC 946”). The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S.”), including but not limited to ASC 946, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates, and the differences could be material. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.
Valuation of Securities:  Equity securities and options listed on a U.S. securities exchange, including exchange-traded funds (“ETFs”), for which market quotations are readily available are valued at the last quoted sale price as of the close of the exchange’s regular trading hours on the day the valuation is made. These securities are typically categorized as Level 1 in the fair value hierarchy. Price information on listed securities is taken from the exchange where the securities are primarily traded. Securities traded on the NASDAQ System are valued at the NASDAQ Official Closing Price (“NOCP”) and are typically categorized as Level 1 in the fair value hierarchy. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at an amount that does not exceed the asked price and is not less than the bid price and are typically categorized as Level 2. If no sales are reported, exchange traded options are valued at the mean of the bid and ask price and are typically categorized as Level 2. Options traded over-the-counter are valued using prices supplied by dealers and are typically categorized as Level 2. Securities and options listed on a foreign exchange and unlisted foreign securities that are traded on the valuation date are valued at the last quoted sales price available before the time when assets are valued and are typically categorized as Level 1. Investments in open-end registered investment companies are valued at their respective net asset values ("NAVs") as reported by such companies, and are typically categorized as Level 1.
Bonds and other fixed-income securities are valued at the most recent quoted bid price or, when exchange valuations are used, at the latest quoted sale price on the day of valuation. Such securities are typically categorized as Level 2 in the fair value hierarchy. In addition, bond and other fixed-income securities may be valued on the basis of prices provided by a pricing service or by using a matrix or formula. In such instances, when the Portfolio’s investment advisor believes such prices reflect the fair market value of such securities and are based on observable inputs, these securities are typically categorized as Level 2. Debt securities purchased with maturities of 60 days or less at the time of purchase are valued at amortized cost and are typically categorized as Level 2. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument.
When market quotations are not readily available or events occur that make established valuation methods unreliable, securities and other assets are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Directors of the Fund (the “Board”) and are typically categorized as Level 3 in the fair value hierarchy. The fair value of securities is generally determined as the amount that a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.
175

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)
FASB ASC Topic 820 ("ASC 820") “Fair Value Measurements" defines fair value, establishes a three-level hierarchy for measuring fair value and expands disclosure about fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of each Portfolio’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized in the three levels listed below:
Level 1 — quoted prices in active markets for identical investments;
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, adjusted quoted prices on foreign equity securities and others) or valuations based on quoted prices in markets that are not active; and
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
Changes in valuation techniques may result in changing an investment’s assigned level within the hierarchy.
The Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Large Cap Value Portfolio and Equity Income Portfolio had all investments with corresponding industries at Level 1 except repurchase agreements which were at Level 2, at October 31, 2020. The High Yield Municipal Portfolio had all investments with corresponding states at Level 2 at October 31, 2020.
The Portfolios did not recognize any Level 3 transfers as of the fiscal year ended October 31, 2020. Transfers into and out of a level are typically recognized at the end of the reporting period.
The following is a summary of the inputs used as of October 31, 2020 in valuing the assets and liabilities of the Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Secured Options Portfolio, Global Secured Options Portfolio, Core Fixed Income Portfolio and Short Term Tax Aware Fixed Income Portfolio:
Quantitative U.S. Small Cap Equity Portfolio
ASSETS VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Air Freight & Logistics	$ 15,133	$ —	$—	$ 15,133
Auto Components	8,013	—	—	8,013
Banks	103,223	—	—	103,223
Biotechnology	115,568	—	—	115,568
Building Products	23,792	—	—	23,792
Capital Markets	29,732	—	—	29,732
Chemicals	15,519	—	—	15,519
Commercial Services & Supplies	11,636	—	—	11,636
Communications Equipment	13,326	—	—	13,326
Construction & Engineering	20,908	—	—	20,908
Construction Materials	8,757	—	—	8,757
Consumer Finance	8,667	—	—	8,667
Diversified Consumer Services	19,016	—	—	19,016
Diversified Telecommunication Services	4,148	—	—	4,148
Electric Utilities	11,919	—	—	11,919
Electronic Equipment, Instruments & Components	37,745	—	—	37,745
Equity Real Estate Investment Trusts	54,444	—	—	54,444
Food & Staples Retailing	15,758	—	—	15,758
Health Care Equipment & Supplies	38,158	—	—	38,158
176

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Health Care Providers & Services	$ 22,621	$ —	$—	$ 22,621
Health Care Technology	7,358	—	—	7,358
Hotels, Restaurants & Leisure	8,859	—	—	8,859
Household Durables	34,632	—	—	34,632
Household Products	7,290	—	—	7,290
Insurance	29,113	—	—	29,113
Interactive Media & Service	5,959	—	—	5,959
IT Services	33,946	—	—	33,946
Life Sciences Tools & Services	6,987	—	—	6,987
Machinery	11,228	—	—	11,228
Media	7,963	—	—	7,963
Metals & Mining	14,337	—	—	14,337
Mortgage Real Estate Investment Trusts	12,790	—	—	12,790
Multi-line Retail	7,426	—	—	7,426
Multi-Utilities	4,008	—	—	4,008
Oil, Gas & Consumable Fuels	22,945	—	—	22,945
Paper & Forest Products	14,538	—	—	14,538
Pharmaceuticals	6,408	—	0*	6,408
Professional Services	14,110	—	—	14,110
Real Estate Management & Development	8,392	—	—	8,392
Semiconductors & Semiconductor Equipment	39,776	—	—	39,776
Software	31,232	—	—	31,232
Specialty Retail	32,659	—	—	32,659
Trading Companies & Distributors	32,794	—	—	32,794
Wireless Telecommunication Services	6,194	—	—	6,194
Total Common Stocks	979,027	—	—	979,027
Repurchase Agreement	—	6,592	—	6,592
Investment of Security Lending Collateral	22,578	—	—	22,578
Total Investments	1,001,605	6,592	0	1,008,197
Total	$1,001,605	$6,592	$ 0	$1,008,197
* Includes one security priced at $0.
Quantitative International Equity Portfolio
ASSETS VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$ —	$1,229,595	$—	$ 1,229,595
Canada	6,178,309	—	—	6,178,309
Denmark	370,563	—	—	370,563
France	4,248,039	—	—	4,248,039
Germany	3,678,012	—	—	3,678,012
Hong Kong	1,522,811	—	—	1,522,811
Ireland	1,555,669	—	—	1,555,669
Italy	298,991	—	—	298,991
Japan	13,827,009	—	—	13,827,009
Netherlands	2,733,444	—	—	2,733,444
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Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Singapore	$ 1,527,246	$ —	$—	$ 1,527,246
Spain	723,703	—	—	723,703
Sweden	2,057,680	—	—	2,057,680
Switzerland	6,263,921	—	—	6,263,921
United Kingdom	6,288,609	—	—	6,288,609
Total Common Stocks	51,274,006	1,229,595	—	52,503,601
Repurchase Agreement	—	208,341	—	208,341
Investment of Security Lending Collateral	9,236,137	—	—	9,236,137
Total Investments	60,510,143	1,437,936	—	61,948,079
Total	$60,510,143	$1,437,936	$—	$61,948,079
Secured Options Portfolio
ASSETS VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Exchange-Traded Funds	$ 16,211,134	$ —	$—	$ 16,211,134
U.S. Treasury Bills	—	109,969,662	—	109,969,662
Repurchase Agreement	—	2,462,918	—	2,462,918
Purchased Options
Calls	762,720,000	—	—	762,720,000
Puts	1,764,000	—	—	1,764,000
Total Purchased Options	764,484,000	—	—	764,484,000
Total Investments	780,695,134	112,432,580	—	893,127,714
Total	$780,695,134	$112,432,580	$—	$893,127,714
LIABILITIES VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Written Options
Call	$(428,601,600)	$—	$—	$(428,601,600)
Puts	(25,922,900)	—	—	(25,922,900)
Total Written Options	(454,524,500)	—	—	(454,524,500)
Total	$(454,524,500)	$—	$—	$(454,524,500)
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Global Secured Options Portfolio
ASSETS VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Exchange-Traded Fund	$ 156,485	$ —	$—	$ 156,485
U.S. Treasury Bills	—	2,699,183	—	2,699,183
Repurchase Agreement	—	869,531	—	869,531
Purchased Options
Calls	9,080,000	—	—	9,080,000
Puts	21,000	—	—	21,000
Total Purchased Options	9,101,000	—	—	9,101,000
Total Investments	9,257,485	3,568,714	—	12,826,199
Total	$9,257,485	$3,568,714	$—	$12,826,199
LIABILITIES VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Written Options
Call	$(5,102,400)	$—	$—	$(5,102,400)
Puts	(525,175)	—	—	(525,175)
Total Written Options	(5,627,575)	—	—	(5,627,575)
Total	$(5,627,575)	$—	$—	$(5,627,575)
Core Fixed Income Portfolio
ASSETS VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Agency Notes
Federal Home Loan Bank	$ —	$ 29,553,714	$—	$ 29,553,714
Federal National Mortgage Association	—	29,884,749	—	29,884,749
Total Agency Notes	—	59,438,463	—	59,438,463
Mortgage-Backed Securities
Federal Home Loan Mortgage Corporation	—	55,738,641	—	55,738,641
Federal National Mortgage Association	—	101,014,655	—	101,014,655
Government National Mortgage Association	—	875,283	—	875,283
Total Mortgage-Backed Securities	—	157,628,579	—	157,628,579
Corporate Notes
Banking	—	16,920,903	—	16,920,903
Beverages, Food & Tobacco	—	13,123,723	—	13,123,723
Communications	—	19,050,780	—	19,050,780
Computer Software & Processing	—	30,860,968	—	30,860,968
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Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Heavy Machinery	$ —	$ 4,786,267	$—	$ 4,786,267
Insurance	—	5,612,084	—	5,612,084
Pharmaceuticals	—	10,371,571	—	10,371,571
Total Corporate Notes	—	100,726,296	—	100,726,296
U.S. Treasury Notes/Bonds	—	100,876,367	—	100,876,367
Repurchase Agreement	—	23,325,790	—	23,325,790
Investment of Security Lending Collateral	45,473	—	—	45,473
Total Investments	45,473	441,995,495	—	442,040,968
Total	$45,473	$441,995,495	$—	$442,040,968
Short Term Tax Aware Fixed Income Portfolio
ASSETS VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Notes
Health Care Services	$ —	$ 250,658	$—	$ 250,658
Media - Broadcasting & Publishing	—	409,813	—	409,813
Total Corporate Notes	—	660,471	—	660,471
Municipal Bonds
Alabama	—	875,729	—	875,729
Arizona	—	707,091	—	707,091
California	—	1,075,037	—	1,075,037
Colorado	—	1,559,104	—	1,559,104
Connecticut	—	2,231,626	—	2,231,626
District of Columbia	—	1,164,520	—	1,164,520
Florida	—	2,141,150	—	2,141,150
Georgia	—	209,918	—	209,918
Illinois	—	3,447,890	—	3,447,890
Kentucky	—	1,031,558	—	1,031,558
Louisiana	—	1,255,023	—	1,255,023
Maryland	—	587,390	—	587,390
Massachusetts	—	302,307	—	302,307
Michigan	—	3,011,997	—	3,011,997
Minnesota	—	835,087	—	835,087
Mississippi	—	509,290	—	509,290
Nebraska	—	99,759	—	99,759
New Jersey	—	1,250,892	—	1,250,892
New York	—	3,956,884	—	3,956,884
North Carolina	—	104,085	—	104,085
Ohio	—	2,805,604	—	2,805,604
Pennsylvania	—	8,799,432	—	8,799,432
Rhode Island	—	426,948	—	426,948
South Carolina	—	349,478	—	349,478
South Dakota	—	229,494	—	229,494
Tennessee	—	978,975	—	978,975
Texas	—	5,304,106	—	5,304,106
Virginia	—	752,717	—	752,717
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Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Washington	$ —	$ 3,045,032	$—	$ 3,045,032
Wisconsin	—	975,410	—	975,410
Wyoming	—	410,644	—	410,644
Total Municipal Bonds	—	50,434,177	—	50,434,177
Repurchase Agreement	—	2,062,165	—	2,062,165
Investment of Security Lending Collateral	26,350	—	—	26,350
Registered Investment Companies	889,425	—	—	889,425
Total Investments	915,775	53,156,813	—	54,072,588
Total	$915,775	$53,156,813	$—	$54,072,588
COVID-19:  In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund’s Portfolios, including political, social and economic risks. Any such impact could adversely affect the Portfolios’ performance, the performance of the securities in which the Portfolios invest and may lead to losses on your investment in the Fund’s Portfolio(s). The ultimate impact of COVID-19 on the financial performance of the Portfolios’ investments is not reasonably estimable at this time.
Repurchase Agreements:  Each Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the applicable Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the applicable Portfolio to resell the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period. The seller’s obligation is secured by collateral (underlying securities) segregated on behalf of the Portfolio. The value of the collateral at the time of execution must be at least equal to 102% of the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Portfolio has the right to sell the collateral to offset losses incurred. There is a potential for loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. Each Portfolio’s investment advisor, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which each Portfolio enters into repurchase agreements to evaluate potential risks.
Master Repurchase Agreements (“MRA”) permit a Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the applicable Portfolio receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Portfolio upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Portfolio would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty. The gross value and related collateral received for each Portfolio’s investments in repurchase agreements as of October 31, 2020 are presented in each Portfolio’s Schedule of Portfolio Investments and the value of these investments are also presented in the Statements of Assets and Liabilities.
As of October 31, 2020, the following table is a summary of the Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:
Quantitative U.S. Large Cap Core Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$7,364,666	$(7,364,666)	$—	$—	$—
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Quantitative U.S. Large Cap Growth Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$13,512,189	$(13,512,189)	$—	$—	$—
Quantitative U.S. Large Cap Value Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$9,041	$(9,041)	$—	$—	$—
Quantitative U.S. Small Cap Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$6,592	$(6,592)	$—	$—	$—
Quantitative International Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$208,341	$(208,341)	$—	$—	$—
Responsible ESG U.S. Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$88,260	$(88,260)	$—	$—	$—
Women in Leadership U.S. Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$121,207	$(121,207)	$—	$—	$—
Quantitative U.S. Long/Short Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$3,034,869	$(3,034,869)	$—	$—	$—
Quantitative U.S. Total Market Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$24,360	$(24,360)	$—	$—	$—
Strategic Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$1,654,860	$(1,654,860)	$—	$—	$—
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Small Cap Equity Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$15,285,160	$(15,285,160)	$—	$—	$—
Large Cap Value Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$299,909	$(299,909)	$—	$—	$—
Equity Income Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$396,744	$(396,744)	$—	$—	$—
Secured Options Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$2,462,918	$(2,462,918)	$—	$—	$—
Global Secured Options Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$869,531	$(869,531)	$—	$—	$—
Core Fixed Income Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$23,325,790	$(23,325,790)	$—	$—	$—
Short Term Tax Aware Fixed Income Portfolio
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Fixed Income Clearing Corp.	$2,062,165	$(2,062,165)	$—	$—	$—
(a) The value of the related collateral exceeded the value of the net position in the repurchase agreements as of October 31, 2020. The total value of the non-cash collateral received is disclosed in the Schedules of Portfolio Investments.
(b) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.
Cash:  Cash includes deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.
Foreign Currency Translation:  The books and records of each Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains and losses on foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions
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and the difference between the amounts of interest and dividends recorded on the books of each Portfolio and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations in the market prices of securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations in the market prices of portfolio securities sold during the period.
Foreign Securities:  The Strategic Equity Portfolio, Small Cap Equity Portfolio, Large Cap Value Portfolio, Equity Income Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Secured Options Portfolio, Global Secured Options Portfolio and Quantitative International Equity Portfolio may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. government. These risks include valuation of currencies and future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. This is particularly true with respect to emerging markets in developing countries.
Options Transactions:  The Strategic Equity Portfolio, Large Cap Value Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Secured Options Portfolio and Global Secured Options Portfolio are subject to equity price risk and may purchase or write covered call options or secured put options to hedge against changes in the value of securities each Portfolio owns or expects to own. The Secured Options Portfolio and Global Secured Options Portfolio use option strategies also in an effort to earn options premiums and to provide more stable returns. These options may relate to particular securities or securities indices and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. A call option gives the option holder the right to purchase the underlying security at a specified price until a specified date. A put option gives the option holder the right to sell the underlying security at a specified price until a specified date. The risk in writing a call option is that the Portfolio may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform. Portfolio assets covering written options cannot be sold while the option is outstanding, unless replaced by similar assets. A Portfolio also risks losing all or part of the cash paid for purchasing call and put options. The Portfolios may also write over-the-counter options where completing the obligation depends upon the credit standing of the other party. The Strategic Equity Portfolio, Large Cap Value Portfolio and Quantitative U.S. Long/Short Equity Portfolio did not enter into any options transactions during the fiscal year ended October 31, 2020. During the fiscal year ended October 31, 2020, the Secured Options Portfolio and the Global Secured Options Portfolio wrote put and call options and purchased put and call options in an attempt to achieve their respective investment objective and strategies. As of October 31, 2020, the Secured Options Portfolio and Global Secured Options Portfolio pledged cash in the amount of $12,254,939 and $2,423,729 respectively, to brokers, as collateral for written options. In addition, security collateral (U.S. Treasury Bills and exchange-traded funds) valued at $121,181,575 and $2,699,183 was pledged as collateral by Secured Options Portfolio and Global Secured Options Portfolio, respectively.
Lending of Portfolio Securities:  Each Portfolio, using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. These fees are disclosed as “Income from security lending” in the Statements of Operations, net of expenses retained by State Street as compensation for its services as lending agent. Each applicable Portfolio receives cash collateral (which may be invested by the lending agent in short-term instruments) and/or non-cash collateral (which may include U.S. Treasuries and/or U.S. Government Agency securities), in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the applicable Portfolio on the next business day. On behalf of the Quantitative U.S. Long/Short Equity Portfolio and the Quantitative U.S. Total Market Equity Portfolio, some or all of the cash collateral may be used to finance short sales. The cash collateral received for the Quantitative U.S. Long/Short Equity Portfolio was not used to finance short sales during the fiscal year ended October 31, 2020. During the fiscal year ended October 31, 2020, the cash collateral received by the Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Small Cap Equity Portfolio and Core Fixed Income Portfolio was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a 1940 Act money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Government Money Market Portfolio are for the same or similar services as fees paid by the applicable Portfolio, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the cash collateral at period end is included at the end of each applicable Portfolio’s Statement of Assets and Liabilities, Schedule of Portfolio Investments and Note 7. Non-cash collateral detail is not disclosed in the Schedules of Portfolio Investments as it is held by the lending agent on behalf of the Portfolio, and the Portfolio does not have the ability to re-hypothecate those securities. A Portfolio could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities when due. A Portfolio may also record realized gain or loss on securities deemed sold due to a borrower’s
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inability to return securities on loan. Such loans would involve risks of delay in receiving additional collateral in the event that the collateral decreased below the value of the securities loaned or risks of the loss of rights in the collateral should the borrower of the securities fail financially.
Real Estate Investment Trusts:  The Portfolios may invest in real estate investment trusts (“REITs”), which pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.
A shareholder in a Portfolio, by investing in REITs through the Portfolio, will bear not only the shareholder’s proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain exemption from registration under the 1940 Act. Dividends representing a return of capital are reflected as a reduction of cost and/or as a realized gain when the amount of the return of capital is conclusively determined. See each Portfolio’s Schedule of Portfolio Investments for REIT securities held as of October 31, 2020.
Securities Sold Short:  The Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio may engage in short sales, which are sales by the applicable Portfolio of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities declines, the Portfolio will make a profit by purchasing the securities in the open market at a lower price than the one at which it sold the securities. If the price of the securities increases, the Portfolio may have to cover its short positions at a higher price than the short sale price, resulting in a loss. Gains are limited to the price at which the Portfolios sold the security short, while losses are potentially unlimited in size. Each Portfolio pledges securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Portfolio and used to purchase additional securities or for any other purpose. The “Short position flex fees” on the Statements of Operations are fees charged by the lender for releasing the cash proceeds to the Quantitative U.S. Total Market Equity Portfolio. Each Portfolio is required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in an amount at least equal to the current market value of the securities sold short (less any additional collateral held by the lender) and the amount of any securities lending cash collateral used to finance short sales until the Portfolio replaces a borrowed security. Depending on arrangements made with the lender or custodian, the Portfolio may not receive any payments (including interest) on the deposits made with the lender or custodian. The Portfolio is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are recorded as an expense of the Portfolio. As of October 31, 2020, the Quantitative U.S. Long/Short Equity Portfolio pledged cash in the amount of $68,510,403 to State Street, as collateral for short sales. This amount is included in the “Cash collateral on deposit at broker” on the Statement of Assets and Liabilities. The Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio also pledged securities in the amount of $15,253,925, and $11,524,842, respectively, to State Street, as collateral for short sales. In addition, State Street has a perfected security interest in a portion of each such Portfolio’s assets.
Investment Company Securities and Exchange-Traded Funds:  Subject to applicable regulatory requirements, each Portfolio may invest in shares of other registered investment companies, including ETFs. Currently, pursuant to orders issued by the SEC to certain ETFs and procedures approved by the Board, each Portfolio may seek to invest in certain ETFs beyond the statutory limitations, provided the Portfolio complies with certain conditions of the SEC orders and any applicable investment limitations. Some ETFs seek to track the performance of a particular market index. These indices include both broad-market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions, or industries. However, some ETFs have an actively managed investment objective. ETF shares and closed-end fund shares are traded like traditional equity securities on a national securities exchange or NASDAQ.
Fixed Income and Municipal Securities:  The Core Fixed Income Portfolio, High Yield Municipal Portfolio and Short Term Tax Aware Fixed Income Portfolio invest in fixed income securities. The value of fixed income securities tends to fluctuate with changes in interest rates. Generally, their value will decrease when interest rates rise and increase when interest rates fall. Fixed income securities are also subject to the risk that an issuer will be unable to make principal and interest payments when due which could adversely impact a Portfolio’s return and NAV. Changes in the credit rating of a debt security held by a Portfolio could have a similar effect. Fixed income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Although governmental financial regulators, including the Federal Reserve, have taken steps to maintain historically low interest rates; the Federal Reserve could raise interest rates at any time.
The High Yield Municipal Portfolio invests primarily in municipal securities and during the period, the Short Term Tax Aware Fixed Income Portfolio invested primarily in short term municipal securities. The value of, payment of interest on, repayment of principal for, and the ability to sell a municipal security may be affected by constitutional amendments, legislation, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. A credit rating downgrade, bond default, or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of some or all of the municipal obligations of that state or territory. In addition, since many municipal securities are issued to finance similar projects, especially those relating to
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education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Portfolio’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-exempt municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
Securities Transactions and Investment Income:  Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are computed on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividend income for foreign securities is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded “net of withholding tax” as soon thereafter as a Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes, when appropriate, amortization of premiums and accretion of discounts using the effective interest method.
Securities purchased or sold on a when-issued or delayed-delivery basis may be settled after a period longer than the regular settlement time of trade date plus three business days. Interest income is accrued based on the terms of the security on settlement date. Each Portfolio segregates assets with a current value at least equal to the amount of its when-issued purchase commitments. When-issued purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date, or if the counterparty does not perform under the contract.
Dividends and Distributions to Shareholders:  Dividends from net investment income, if any, of the Core Fixed Income Portfolio, Short Term Tax Aware Fixed Income Portfolio and High Yield Municipal Portfolio are declared and paid monthly. Dividends from net investment income, if any, of the Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Large Cap Value Portfolio, Equity Income Portfolio, Secured Options Portfolio and Global Secured Options Portfolio are declared and paid quarterly. Each Portfolio distributes any net realized capital gains on an annual basis. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board in order to avoid a nondeductible excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended (the “Code”). Each Portfolio may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U.S. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Portfolio, timing differences and differing characterization of distributions made by each Portfolio.
Income and Expense Allocation:  Expenses which are not readily identifiable to a specific Portfolio are allocated among Portfolios taking into consideration, among other things, the nature and type of expenses and the relative size of each Portfolio. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class, such as shareholder servicing fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class.
Federal Income Taxes:  Each Portfolio intends to continue to qualify as a regulated investment company by complying with the requirements of the Code applicable to regulated investment companies, and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U.S.
“ Accounting for Uncertainty in Income Taxes — an interpretation of FASB ASC 740” (“ASC 740”) clarifies the accounting for uncertainty in income taxes recognized in accordance with ASC 740, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Each Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2020 remain subject to examination by the Internal Revenue Service.
On October 31, 2020, the tax year end of the Fund, the following Portfolios had available capital loss carryforwards to be utilized in future periods to offset future capital gains as follows:
Portfolio	Unlimited (Short Term)	Unlimited (Long Term)
Quantitative U.S. Large Cap Value Equity Portfolio	$ 199,846	$ 3,399
Quantitative U.S. Small Cap Equity Portfolio	75,331	—
Quantitative International Equity Portfolio	11,978,742	—
Responsible ESG U.S. Equity Portfolio	849,259	—
Women in Leadership U.S. Equity Portfolio	289,275	—
Quantitative U.S. Long/Short Equity Portfolio	15,114,900	—
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Portfolio	Unlimited (Short Term)	Unlimited (Long Term)
Small Cap Equity Portfolio	$147,980,146	$62,335,609
Large Cap Value Portfolio	1,543,216	319,135
Equity Income Portfolio	76,040	—
Secured Options Portfolio	14,873,252	22,314,799
Global Secured Options Portfolio*	4,936,735	1,642,909
Short Term Tax Aware Fixed Income Portfolio	115,284	36,299
During the fiscal year ended October 31, 2020, the following Portfolios utilized capital loss carryforwards:
Equity Income Portfolio	$152,012
Global Secured Options Portfolio	148,318
Core Fixed Income Portfolio	3,900,981
On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernized several of the federal income and excise tax provisions related to regulated investment companies, and, with certain exceptions, was effective for taxable years beginning after December 22, 2010. Among the changes made were changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely.
In recognition of the 2017 capital loss carryforward limitation (pursuant to Internal Revenue Code Section 382) subsequently identified in 2018 and disclosed in the October 31, 2018 “Notes to Financial Statements: 2. Revision to Previously Issued Financial Statements”, the Global Secured Options Portfolio issued a deficiency long-term capital gain distribution in the amount of $472,081 on March 6, 2019.
*Utilization of the capital loss carryforwards of the Global Secured Options Portfolio is severely limited currently and in future years pursuant to Internal Revenue Code Section 382.
As of October 31, 2020, the tax year end of the Fund, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Tax-exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Loss Carryforwards	Total Distributable Earnings
Quantitative U.S. Large Cap Core Equity Portfolio	$ —	$1,685,508	$ 99,911,069	$230,007,341	$ —	$ —	$ 331,603,918
Quantitative U.S. Large Cap Growth Equity Portfolio	—	—	311,190,111	623,317,037	—	—	934,507,148
Quantitative U.S. Large Cap Value Equity Portfolio	—	2,300	—	36,592	—	(203,245)	(164,353)
Quantitative U.S. Small Cap Equity Portfolio	—	—	—	47,911	(2)	(75,331)	(27,422)
Quantitative International Equity Portfolio	—	—	—	1,420,335	—	(11,978,742)	(10,558,407)
Responsible ESG U.S. Equity Portfolio	—	16,473	—	3,972,159	—	(849,259)	3,139,373
Women in Leadership U.S. Equity Portfolio	—	25,557	—	2,907,714	(2)	(289,275)	2,643,994
Quantitative U.S. Long/Short Equity Portfolio	—	—	—	18,673,261	(184,477)	(15,114,900)	3,373,884
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Portfolio	Undistributed Tax-exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Loss Carryforwards	Total Distributable Earnings
Quantitative U.S. Total Market Equity Portfolio	$ —	$ —	$ 3,422,865	$ 8,819,324	$ (2,886)	$ —	$ 12,239,303
Strategic Equity Portfolio	—	173,372	12,912,846	89,937,222	—	—	103,023,440
Small Cap Equity Portfolio	—	—	—	76,813,168	—	(210,315,755)	(133,502,587)
Large Cap Value Portfolio	—	25,120	—	841,816	(3)	(1,862,351)	(995,418)
Equity Income Portfolio	—	20,508	—	2,133,278	—	(76,040)	2,077,746
Secured Options Portfolio	—	—	—	9,790,529	(2,316,943)	(37,188,051)	(29,714,465)
Global Secured Options Portfolio	—	199,515	225,463	(93,745)	1	(6,579,644)**	(6,248,410)
Core Fixed Income Portfolio	—	2,551,907	5,075,603	26,393,714	1	—	34,021,225
Short Term Tax Aware Fixed Income Portfolio	70,394	—	—	682,333	—	(151,583)	601,144
High Yield Municipal Portfolio	598,689	—	20,865	6,954,952	(19)	—	7,574,487
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, nontaxable dividends received from investments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
**Utilization of the capital loss carryforwards of the Global Secured Options Portfolio is severely limited currently and in future years pursuant to Internal Revenue Code Section 382.
The tax character of distributions paid during the fiscal year ended October 31, 2020, was as follows:
Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains	Return of Capital
Quantitative U.S. Large Cap Core Equity Portfolio	$ —	$18,713,284	$ 98,397,908	$ —
Quantitative U.S. Large Cap Growth Equity Portfolio	—	14,981,564	436,456,750	—
Quantitative U.S. Large Cap Value Equity Portfolio	—	40,984	—	—
Quantitative U.S. Small Cap Equity Portfolio	—	7,684	—	—
Quantitative International Equity Portfolio	—	2,704,110	—	220,626
Responsible ESG U.S. Equity Portfolio	—	237,515	92,525	—
Women in Leadership U.S. Equity Portfolio	—	239,220	—	—
Quantitative U.S. Long/Short Equity Portfolio	—	—	—	182,295
Quantitative U.S. Total Market Equity Portfolio	—	242,731	3,387,071	—
Strategic Equity Portfolio	—	2,023,010	5,226,463	—
Small Cap Equity Portfolio	—	5,011,864	—	255,593
Large Cap Value Portfolio	—	605,288	3,345,842	—
Equity Income Portfolio	—	478,143	—	—
Secured Options Portfolio	—	18,271,570	29,797,110	—
Global Secured Options Portfolio	—	1,977	—	—
Core Fixed Income Portfolio	—	10,373,594	—	—
Short Term Tax Aware Fixed Income Portfolio	457,915	113,527	—	—
High Yield Municipal Portfolio	6,132,977	61,972	—	—
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Notes to Financial Statements — (Continued)
The tax character of distributions paid during the fiscal year ended October 31, 2019, was as follows:
Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains	Return of Capital
Quantitative U.S. Large Cap Core Equity Portfolio	$ —	$35,574,463	$214,199,561	$ —
Quantitative U.S. Large Cap Growth Equity Portfolio	—	18,109,866	439,037,606	—
Quantitative U.S. Large Cap Value Equity Portfolio	—	37,522	—	—
Quantitative U.S. Small Cap Equity Portfolio	—	10,564	—	—
Quantitative International Equity Portfolio	—	8,209,500	—	—
Responsible ESG U.S. Equity Portfolio	—	262,686	784,096	—
Women in Leadership U.S. Equity Portfolio	—	218,701	616,730	—
Quantitative U.S. Long/Short Equity Portfolio	—	2,429,471	—	—
Quantitative U.S. Total Market Equity Portfolio	—	485,023	6,601,798	—
Strategic Equity Portfolio	—	2,179,702	2,698,979	—
Small Cap Equity Portfolio	—	68,067,418	389,612,638	933,198
Large Cap Value Portfolio	—	1,039,184	6,243,467	—
Equity Income Portfolio	—	596,059	300,249	—
Secured Options Portfolio	—	5,547,312	13,352,249	—
Global Secured Options Portfolio	—	182,809	1,317,002	—
Core Fixed Income Portfolio	—	12,219,477	—	—
Short Term Tax Aware Fixed Income Portfolio	318,403	145,034	—	—
High Yield Municipal Portfolio	5,910,963	145,233	—	—
For the fiscal year ended October 31, 2020, permanent differences between financial and tax reporting related primarily to REITs, foreign currency gain/(loss), distribution reallocations, non-deductible blue sky expenses and excise taxes paid, dividend expense reclass for short positions, net operating losses, nontaxable dividends received from investments, tax equalization and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies were identified and reclassified among the components of each Portfolio’s net assets as identified below. These reclassifications had no effect on net assets.
Portfolio	Total distributable earnings	Paid-in capital
Quantitative U.S. Large Cap Core Equity Portfolio	$ (31,684,417)	$ 31,684,417
Quantitative U.S. Large Cap Growth Equity Portfolio	(127,921,046)	127,921,046
Quantitative U.S. Small Cap Equity Portfolio	983	(983)
Quantitative U.S. Long/Short Equity Portfolio	618,848	(618,848)
Quantitative U.S. Total Market Equity Portfolio	(1,314,667)	1,314,667
Strategic Equity Portfolio	(2,055,464)	2,055,464
Small Cap Equity Portfolio	2,583,675	(2,583,675)
Secured Options Portfolio	352,159	(352,159)
As of October 31, 2020, aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value were as follows:
Portfolio	Cost	Appreciation	(Depreciation)	Net
Quantitative U.S. Large Cap Core Equity Portfolio	$1,009,902,909	$270,957,348	$ 40,950,007	$230,007,341
Quantitative U.S. Large Cap Growth Equity Portfolio	1,583,253,256	635,315,793	11,998,756	623,317,037
Quantitative U.S. Large Cap Value Equity Portfolio	1,551,908	172,681	136,089	36,592
Quantitative U.S. Small Cap Equity Portfolio	960,286	134,284	86,373	47,911
Quantitative International Equity Portfolio	60,527,492	5,850,183	4,429,596	1,420,587
Responsible ESG U.S. Equity Portfolio	18,314,206	4,360,856	388,697	3,972,159
Women in Leadership U.S. Equity Portfolio	18,708,040	3,358,168	450,454	2,907,714
Quantitative U.S. Long/Short Equity Portfolio	12,873,237	27,292,079	8,618,818	18,673,261
Quantitative U.S. Total Market Equity Portfolio	19,886,179	9,790,669	971,345	8,819,324
Strategic Equity Portfolio	129,211,285	92,833,919	2,896,697	89,937,222
Small Cap Equity Portfolio	1,187,485,891	211,765,281	134,952,113	76,813,168
Large Cap Value Portfolio	18,442,846	1,759,147	917,331	841,816
Equity Income Portfolio	16,495,214	2,744,900	611,622	2,133,278
Secured Options Portfolio	428,812,685	30,189,389	20,398,860	9,790,529
Global Secured Options Portfolio	7,292,369	271,402	365,147	(93,745)
Core Fixed Income Portfolio	415,647,254	27,252,565	858,851	26,393,714
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Notes to Financial Statements — (Continued)
Portfolio	Cost	Appreciation	(Depreciation)	Net
Short Term Tax Aware Fixed Income Portfolio	$ 53,390,255	$ 731,422	$ 49,089	$ 682,333
High Yield Municipal Portfolio	222,634,943	9,059,247	2,104,295	6,954,952
Other:  In the normal course of business, the Fund enters into contracts that may include agreements to indemnify another party under given circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the Fund. However, based on experience, the risk of material loss from such claims is considered to be remote.
2.  Financial Instruments and Hedging Activities
Disclosures about Derivative Instruments and Hedging Activities:  Each Portfolio follows FASB ASC Topic 815 “Disclosures about Derivative Instruments and Hedging Activities” (“ASC 815”). ASC 815 requires enhanced disclosures about each Portfolio’s use of, and accounting for, derivative instruments and the effect on the results of each Portfolio’s operations and financial position. At October 31, 2020 and during the period then ended, the Secured Options Portfolio and the Global Secured Options Portfolio had the following derivatives and transactions in derivatives, grouped into appropriate risk categories, none of which have been designated as hedging instruments:
Secured Options Portfolio
Asset Derivatives
	Equity Contracts Risk	Total
Options Purchased[1]	$764,484,000	$764,484,000
Total Value	$764,484,000	$764,484,000
Liability Derivatives
	Equity Contracts Risk	Total
Options Written[2]	$(454,524,500)	$(454,524,500)
Total Value	$(454,524,500)	$(454,524,500)
Realized Gain (Loss)
	Equity Contracts Risk	Total
Options Purchased[3]	$ 19,802,905	$ 19,802,905
Options Written[4]	(33,912,772)	(33,912,772)
Total Realized Gain (Loss)	$(14,109,867)	$(14,109,867)
Change in Appreciation (Depreciation)
	Equity Contracts Risk	Total
Options Purchased[5]	$(40,988,616)	$(40,988,616)
Options Written[6]	17,907,154	17,907,154
Total Change in Appreciation (Depreciation)	$(23,081,462)	$(23,081,462)
Number of Contracts, Notional Amounts or Shares/Units
	Equity Contracts Risk	Total
Options Purchased[7]	7,953	7,953
Options Written[7]	(9,572)	(9,572)
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Notes to Financial Statements — (Continued)
Global Secured Options Portfolio
Asset Derivatives
	Equity Contracts Risk	Total
Options Purchased[1]	$9,101,000	$9,101,000
Total Value	$9,101,000	$9,101,000
Liability Derivatives
	Equity Contracts Risk	Total
Options Written[2]	$(5,627,575)	$(5,627,575)
Total Value	$(5,627,575)	$(5,627,575)
Realized Gain (Loss)
	Equity Contracts Risk	Total
Options Purchased[3]	$(1,340,973)	$(1,340,973)
Options Written[4]	2,359,005	2,359,005
Total Realized Gain (Loss)	$ 1,018,032	$ 1,018,032
Change in Appreciation (Depreciation)
	Equity Contracts Risk	Total
Options Purchased[5]	$(241,104)	$(241,104)
Options Written[6]	(29,511)	(29,511)
Total Change in Appreciation (Depreciation)	$(270,615)	$(270,615)
Number of Contracts, Notional Amounts or Shares/Units
	Equity Contracts Risk	Total
Options Purchased[7]	51	51
Options Written[7]	(426)	(426)

[1]	Statement of Assets and Liabilities location: Investments at value.
[2]	Statement of Assets and Liabilities location: Options written, at value.
[3]	Statement of Operations location: Amount is included in Net realized gain (loss) on purchased options.
[4]	Statement of Operations location: Amount is included in Net realized gain (loss) on written options.
[5]	Statement of Operations location: Amount is included in Net change in unrealized gain (loss) of purchased options.
[6]	Statement of Operations location: Amount is included in Net change in unrealized gain (loss) of written options.
[7]	Amounts disclosed represent average number of contracts outstanding during the period ended October 31, 2020.
3.  Investment Advisory Fee, Administration Fee and Other Related Party Transactions
Glenmede Investment Management LP (the “Advisor” or "GIM"), a wholly-owned subsidiary of The Glenmede Trust Company, N.A. (“Glenmede Trust”), serves as investment advisor to the Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Large Cap Value Portfolio, Equity Income Portfolio, Secured Options Portfolio, Global Secured Options Portfolio, Core Fixed Income Portfolio, Short Term Tax
191

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Notes to Financial Statements — (Continued)
Aware Fixed Income Portfolio and High Yield Municipal Portfolio pursuant to investment management agreements with the Fund. Under these agreements, the Advisor manages the Portfolios, subject to the general supervision of the Board.
Capital International, Inc. ("Capital International") serves as sub-advisor to the High Yield Municipal Portfolio. Capital International is a wholly-owned subsidiary of Capital Group International, Inc., which is owned by Capital Research and Management Company, a wholly-owned subsidiary of The Capital Group Companies, Inc. The Advisor has agreed to pay Capital International a fee for its sub-investment advisory services to the High Yield Municipal Portfolio, calculated daily and payable monthly, at the annual rate of the High Yield Municipal Portfolio’s average daily net assets as follows: 0.38% of the first $300,000,000 of the net assets; 0.34% of the net assets between $300,000,000 and $1 billion; and 0.30% of the net assets in excess of $1 billion.
Under the investment management agreements, the Portfolios pay the Advisor a management fee on a monthly basis in an amount equal to the following annual rates of the average daily net assets of each Portfolio:
Fund Name	Management Fee on Net Assets
Quantitative U.S. Large Cap Core Equity Portfolio	0.55%
Quantitative U.S. Large Cap Growth Equity Portfolio	0.55%
Quantitative U.S. Large Cap Value Equity Portfolio	0.55%*
Quantitative U.S. Small Cap Equity Portfolio	0.55%*
Quantitative International Equity Portfolio	0.75%**
Responsible ESG U.S. Equity Portfolio	0.55%*
Women in Leadership U.S. Equity Portfolio	0.55%*
Quantitative U.S. Long/Short Equity Portfolio	1.20%***
Quantitative U.S. Total Market Equity Portfolio	1.20%***
Strategic Equity Portfolio	0.55%
Small Cap Equity Portfolio	0.55%
Large Cap Value Portfolio	0.55%
Equity Income Portfolio	0.55%*
Secured Options Portfolio	0.55%
Global Secured Options Portfolio	0.55%**
Core Fixed Income Portfolio	0.35%
Short Term Tax Aware Fixed Income Portfolio	0.35%****
High Yield Municipal Portfolio	0.65%**
*  Effective February 28, 2019, the Advisor revised the contractual fee waiver and expense reimbursement agreements with respect to the Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Responsible ESG U.S. Equity Portfolio and Women in Leadership U.S. Equity Portfolio to reduce the contractual expense cap from 1.00% to 0.85% of each such Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has also contractually agreed to waive its management fees and/or reimburse expenses to the extent that the Equity Income Portfolio’s total annual operating expenses exceed 0.85% of such Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2021 which are included, if any, under the caption “Less expenses waived/reimbursed” in the Statement of Operations. Shareholders of the Portfolios will be notified if these waivers/reimbursements are discontinued after that date.
** The Advisor has contractually agreed to waive its management fees and/or reimburse expenses to the extent that the High Yield Municipal Portfolio’s, since February 26, 2016 the Quantitative International Equity Portfolio’s and since February 28, 2019 the Global Secured Options Portfolio’s total annual operating expenses exceed 1.00% of such Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2021 which are included, if any, under the caption “Less expenses waived/reimbursed” in the Statement of Operations. Shareholders of the Portfolios will be notified if these waivers/reimbursements are discontinued after that date.
*** The Advisor has contractually agreed to waive a portion of its management fees so that, after giving effect to such contractual waiver, the management fee for the Quantitative U.S. Long/Short Equity and Quantitative U.S. Total Market Equity Portfolios is 0.85% of such Portfolio’s average daily net assets. The Advisor has also contractually agreed to waive an additional portion of its management fees and/or reimburse the Portfolios to the extent that total annual Portfolio operating expenses, as a percentage of the Portfolio’s average daily net assets, exceed 1.25% of the average daily net assets of the Quantitative U.S. Long/Short Equity Portfolio’s Advisor Class shares, 1.05% of the average daily net assets of the Quantitative U.S. Long/Short Equity Portfolio’s Institutional Class shares and 1.25% of the average daily net assets of the Quantitative U.S. Total Market Equity Portfolio (excluding Acquired Fund fees and expenses, short-sale dividends, prime broker interest, brokerage commissions, taxes, interest, and extraordinary expenses). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2021, which are included under
192

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Notes to Financial Statements — (Continued)
the caption “Less expenses waived/ reimbursed” in the Statement of Operations. Shareholders of the Portfolios will be notified if the waivers/reimbursements are discontinued after that date.
**** The Advisor has contractually agreed to waive its management fees and/or reimburse expenses to the extent that the Short Term Tax Aware Fixed Income Portfolio’s total annual operating expenses exceed 0.55% of the Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2021, which are included, if any, under the caption “Less expenses waived/reimbursed” in the Statement of Operations. Shareholders of the Portfolio will be notified if these waivers and/or reimbursements are discontinued after that date.
Under a Shareholder Servicing Agreement, the following Portfolios pay Glenmede Trust shareholder servicing fees for providing or arranging to provide shareholder support services to the beneficial owner of the Portfolios and share classes listed below:
Shareholder Servicing Fee on Net Assets
Quantitative U.S. Large Cap Core Equity Portfolio (Advisor Class)	0.20%
Quantitative U.S. Large Cap Growth Equity Portfolio (Advisor Class)	0.20%
Quantitative U.S. Large Cap Value Equity Portfolio	0.20%
Quantitative U.S. Small Cap Equity Portfolio	0.20%
Quantitative International Equity Portfolio	0.25%
Responsible ESG U.S. Equity Portfolio	0.20%
Women in Leadership U.S. Equity Portfolio	0.20%
Quantitative U.S. Long/Short Equity Portfolio (Advisor Class)	0.20%
Quantitative U.S. Total Market Equity Portfolio	0.25%
Strategic Equity Portfolio	0.20%
Small Cap Equity Portfolio (Advisor Class)	0.25%
Small Cap Equity Portfolio (Institutional Class)	0.05%
Large Cap Value Portfolio	0.20%
Equity Income Portfolio	0.20%
Secured Options Portfolio (Advisor Class)	0.20%
Global Secured Options Portfolio	0.20%
Core Fixed Income Portfolio	0.10%
Short Term Tax Aware Fixed Income Portfolio	0.10%
High Yield Municipal Portfolio	0.25%
State Street serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Fund. The Fund pays State Street a fee based on the combined aggregate average daily net assets of the Portfolios and The Glenmede Portfolios, an affiliated registered investment company, plus transaction charges for certain transactions and out-of-pocket expenses. The fee is computed daily and paid monthly. These fees can be found under the caption “Administration, transfer agent and custody fees” in the Statements of Operations.
Foreside Fund Officer Services, LLC (formerly known as Foreside Compliance Services, LLC) is paid an annual fee plus out-of-pocket expenses for the provision of personnel and services related to the Fund’s compliance program. The Fund’s Chief Compliance Officer is a Director of Foreside Financial Group, LLC.
Quasar Distributors, LLC (“Quasar”) serves as distributor of each Portfolio’s shares. The distributor receives no fees from the Fund in connection with distribution services provided to the Fund. The Advisor pays Quasar’s fees and out-of-pocket expenses for the distribution services it provides to the Fund.
The Fund pays each Board member an annual fee of $94,000 plus $5,000 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings, and the Audit Committee Chairman receives an annual fee of $10,000 for his services as Chairman of the Audit Committee. These fees can be found under the caption “Directors’ fees and expenses” in the Statements of Operations.
Expenses for the fiscal year ended October 31, 2020 include legal fees paid to Faegre Drinker Biddle & Reath LLP as legal counsel to the Fund and the independent Directors. A partner of the law firm is Secretary of the Fund. These fees are included in the amount shown under the caption “Professional fees” in the Statements of Operations.
193

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Notes to Financial Statements — (Continued)
4.  Purchases and Sales of Securities
For the fiscal year ended October 31, 2020, the cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term securities were:
Portfolio	Purchases	Sales
Quantitative U.S. Large Cap Core Equity Portfolio	$1,108,226,741	$2,052,102,592
Quantitative U.S. Large Cap Growth Equity Portfolio	2,010,420,727	3,479,864,280
Quantitative U.S. Large Cap Value Equity Portfolio	1,765,335	1,955,031
Quantitative U.S. Small Cap Equity Portfolio	1,009,123	988,544
Quantitative International Equity Portfolio	92,573,229	218,647,950
Responsible ESG U.S. Equity Portfolio	20,130,102	21,105,398
Women in Leadership U.S. Equity Portfolio	23,622,374	22,235,551
Quantitative U.S. Long/Short Equity Portfolio	370,972,198	398,427,854
Quantitative U.S. Total Market Equity Portfolio	69,350,206	101,487,608
Strategic Equity Portfolio	45,938,893	83,618,802
Small Cap Equity Portfolio	567,619,424	1,303,163,435
Large Cap Value Portfolio	25,271,132	39,860,399
Equity Income Portfolio	13,294,828	17,855,438
Secured Options Portfolio	—	—
Global Secured Options Portfolio	2,827,321	2,204,131
Core Fixed Income Portfolio	47,828,545	123,027,004
Short Term Tax Aware Fixed Income Portfolio	35,821,001	25,464,269
High Yield Municipal Portfolio	82,087,300	60,404,653
For the fiscal year ended October 31, 2020, the cost of purchases and proceeds from sales of long-term U.S. government securities were:
Portfolio	Purchases	Sales
Core Fixed Income Portfolio	$190,324,378	$201,129,646
Short Term Tax Aware Fixed Income Portfolio	3,028,192	4,182,954
5.  Common Stock
Changes in the capital shares outstanding were as follows:
	Year Ended 10/31/20		Year Ended 10/31/19
	Shares	Amount	Shares	Amount
Quantitative U.S. Large Cap Core Equity Portfolio — Advisor
Sold	2,937,363	$ 71,382,611	7,795,697	$ 200,527,651
Issued as reinvestment of dividends	2,803,174	74,973,328	6,632,270	162,530,319
Redeemed	(25,345,432)	(615,432,867)	(26,601,586)	(689,595,773)
Net Decrease	(19,604,895)	$(469,076,928)	(12,173,619)	$ (326,537,803)
Quantitative U.S. Large Cap Core Equity Portfolio — Institutional
Sold	1,571,404	$ 40,527,775	6,223,832	$ 160,412,886
Issued as reinvestment of dividends	1,112,383	29,864,050	2,444,794	60,113,584
Redeemed	(20,804,189)	(458,443,013)	(11,128,916)	(289,880,553)
Net Decrease	(18,120,402)	$(388,051,188)	(2,460,290)	$ (69,354,083)
Quantitative U.S. Large Cap Growth Equity Portfolio — Advisor
Sold	5,449,450	$ 163,682,444	6,251,770	$ 187,484,487
Issued as reinvestment of dividends	8,853,403	270,669,218	11,736,683	318,634,125
Redeemed	(30,120,042)	(898,362,063)	(32,158,941)	(967,311,629)
Net Decrease	(15,817,189)	$(464,010,401)	(14,170,488)	$ (461,193,017)
194

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Notes to Financial Statements — (Continued)
	Year Ended 10/31/20		Year Ended 10/31/19
	Shares	Amount	Shares	Amount
Quantitative U.S. Large Cap Growth Equity Portfolio — Institutional
Sold	7,148,924	$ 217,338,099	21,708,941	$ 669,349,023
Issued as reinvestment of dividends	4,964,570	151,609,541	3,802,032	103,584,948
Redeemed	(32,941,800)	(975,838,608)	(10,636,669)	(317,105,397)
Net Increase (Decrease)	(20,828,306)	$(606,890,968)	14,874,304	$ 455,828,574
Quantitative U.S. Large Cap Value Equity Portfolio
Sold	5,004	$ 52,000	84,484	$ 818,192
Issued as reinvestment of dividends	2,441	21,484	2,467	23,800
Redeemed	(29,802)	(277,736)	—	—
Net Increase (Decrease)	(22,357)	$ (204,252)	86,951	$ 841,992
Quantitative U.S. Small Cap Equity Portfolio
Sold	—	$ —	38,055	$ 375,000
Issued as reinvestment of dividends	786	7,605	814	7,935
Redeemed	—	—	(41,564)	(424,197)
Net Increase (Decrease)	786	$ 7,605	(2,695)	$ (41,262)
Quantitative International Equity Portfolio
Sold	62,957	$ 798,506	1,707,547	$ 22,694,078
Issued as reinvestment of dividends	25,222	327,675	14,174	191,807
Redeemed	(10,385,416)	(128,510,960)	(16,190,535)	(213,723,145)
Net Decrease	(10,297,237)	$(127,384,779)	(14,468,814)	$ (190,837,260)
Responsible ESG U.S. Equity Portfolio
Sold	239,876	$ 3,278,585	340,644	$ 4,666,957
Issued as reinvestment of dividends	16,877	241,623	59,587	775,280
Redeemed	(310,331)	(4,327,625)	(320,104)	(4,445,511)
Net Increase (Decrease)	(53,578)	$ (807,417)	80,127	$ 996,726
Women in Leadership U.S. Equity Portfolio
Sold	444,566	$ 5,637,718	250,378	$ 3,189,225
Issued as reinvestment of dividends	10,162	130,588	50,420	620,117
Redeemed	(356,959)	(4,627,117)	(217,072)	(2,896,608)
Net Increase	97,769	$ 1,141,189	83,726	$ 912,734
Quantitative U.S. Long/Short Equity Portfolio — Advisor[1]
Sold	750,382	$ 8,863,412	2,148,043	$ 26,106,820
Issued as reinvestment of dividends	1,645	20,118	25,663	309,335
Redeemed	(12,785,690)	(139,987,603)	(7,986,021)	(97,111,910)
Net Decrease	(12,033,663)	$(131,104,073)	(5,812,315)	$ (70,695,755)
Quantitative U.S. Long/Short Equity Portfolio — Institutional[2]
Sold	30,611	$ 340,725	6,573	$ 79,077
Issued as reinvestment of dividends	—	—	1	10
Redeemed	(3,782)	(41,850)	(5,266)	(62,160)
Net Increase	26,829	$ 298,875	1,308	$ 16,927
Quantitative U.S. Total Market Equity Portfolio
Sold	93,429	$ 1,427,350	304,466	$ 5,243,981
Issued as reinvestment of dividends	184,352	3,278,150	390,151	6,292,714
Redeemed	(2,222,180)	(33,498,188)	(1,703,453)	(29,706,478)
Net Decrease	(1,944,399)	$ (28,792,688)	(1,008,836)	$ (18,169,783)
195

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)
	Year Ended 10/31/20		Year Ended 10/31/19
	Shares	Amount	Shares	Amount
Strategic Equity Portfolio
Sold	983,611	$ 25,229,443	1,528,095	$ 37,551,565
Issued as reinvestment of dividends	183,160	5,060,706	116,017	2,661,608
Redeemed	(2,746,390)	(67,163,578)	(1,062,348)	(25,923,889)
Net Increase (Decrease)	(1,579,619)	$ (36,873,429)	581,764	$ 14,289,284
Small Cap Equity Portfolio — Advisor
Sold	2,865,149	$ 61,415,528	5,383,381	$ 128,229,998
Issued as reinvestment of dividends	29,370	650,585	6,936,672	155,558,152
Redeemed	(17,726,725)	(370,465,102)	(28,366,130)	(683,387,615)
Net Decrease	(14,832,206)	$(308,398,989)	(16,046,077)	$ (399,599,465)
Small Cap Equity Portfolio — Institutional
Sold	19,808,990	$ 414,797,518	27,259,996	$ 674,098,610
Issued as reinvestment of dividends	66,868	1,528,106	4,272,361	101,455,044
Redeemed	(36,951,403)	(830,976,972)	(50,946,241)	(1,296,888,306)
Net Decrease	(17,075,545)	$(414,651,348)	(19,413,884)	$ (521,334,652)
Large Cap Value Portfolio
Sold	156,086	$ 1,309,487	896,656	$ 8,288,686
Issued as reinvestment of dividends	378,135	3,553,322	706,384	6,354,950
Redeemed	(2,018,713)	(16,059,441)	(4,410,904)	(42,476,737)
Net Decrease	(1,484,492)	$ (11,196,632)	(2,807,864)	$ (27,833,101)
Equity Income Portfolio
Sold	573,383	$ 6,849,468	650,257	$ 7,164,362
Issued as reinvestment of dividends	2,550	28,960	41,016	438,870
Redeemed	(969,738)	(11,315,443)	(397,619)	(4,424,496)
Net Increase (Decrease)	(393,805)	$ (4,437,015)	293,654	$ 3,178,736
Secured Options Portfolio — Advisor
Sold	1,628,661	$ 19,275,364	6,503,407	$ 78,070,901
Issued as reinvestment of dividends	1,509,519	18,536,927	780,736	9,103,403
Redeemed	(15,576,933)	(170,266,139)	(22,911,514)	(275,711,096)
Net Decrease	(12,438,753)	$(132,453,848)	(15,627,371)	$ (188,536,792)
Secured Options Portfolio — Institutional
Sold	9,628,347	$ 109,212,855	14,730,158	$ 175,748,953
Issued as reinvestment of dividends	1,204,044	14,881,983	599,104	7,015,540
Redeemed	(12,015,486)	(132,800,151)	(16,133,072)	(189,249,615)
Net Decrease	(1,183,095)	$ (8,705,313)	(803,810)	$ (6,485,122)
Global Secured Options Portfolio[3]
Sold	1,931,686	$ 8,794,981	2,533	$ 250,000
Issued as reinvestment of dividends	395	1,977	249,158	1,497,340
Redeemed	(185,161)	(843,181)	(28,670)	(1,643,199)
Net Increase	1,746,920	$ 7,953,777	223,021	$ 104,141
Core Fixed Income Portfolio
Sold	6,379,234	$ 73,933,974	7,817,327	$ 84,892,934
Issued as reinvestment of dividends	165,629	1,905,937	46,014	501,378
Redeemed	(13,948,961)	(161,306,718)	(9,412,603)	(102,899,799)
Net Decrease	(7,404,098)	$ (85,466,807)	(1,549,262)	$ (17,505,487)
Short Term Tax Aware Fixed Income Portfolio
Sold	4,531,171	$ 45,802,969	3,821,249	$ 38,271,385
Issued as reinvestment of dividends	7,353	74,252	—	—
Redeemed	(4,327,300)	(43,659,011)	(1,419,694)	(14,227,653)
Net Increase	211,224	$ 2,218,210	2,401,555	$ 24,043,732
196

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)
	Year Ended 10/31/20		Year Ended 10/31/19
	Shares	Amount	Shares	Amount
High Yield Municipal Portfolio
Sold	4,360,207	$ 46,092,528	2,512,452	$ 26,294,842
Issued as reinvestment of dividends	12,476	132,118	—	—
Redeemed	(2,392,062)	(25,142,682)	(1,561,558)	(16,391,271)
Net Increase	1,980,621	$ 21,081,964	950,894	$ 9,903,571

[1]	Class was re-named Advisor Class on February 14, 2019.
[2]	Class commenced operations on September 13, 2019.
[3]	On March 16, 2020, the Global Secured Options Portfolio underwent a 1-for-10 reverse share split. The capital share activity presented here has been retroactively adjusted to reflect this split. See Note 6.
As of October 31, 2020, with the exception of the Small Cap Equity Portfolio, Large Cap Value Portfolio, Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio and Secured Options Portfolio, Glenmede Trust, on behalf of its clients, holds of record and has voting and/or investment authority over a significant portion of each Portfolio’s outstanding shares. The following Portfolios have shareholders which, to the Fund’s knowledge, own beneficially 5% or more of the shares outstanding of a Portfolio as of October 31, 2020. The total percentage of the shares of a Portfolio held by such shareholders is as follows:
	5% or Greater Shareholders
Portfolio	# of Shareholders	% of Shares Held
Quantitative U.S Large Cap Core Equity Portfolio (Advisor Class)	2	42
Quantitative U.S. Large Cap Core Equity Portfolio (Institutional Class)	4	88
Quantitative U.S. Large Cap Growth Equity Portfolio (Advisor Class)	2	69
Quantitative U.S. Large Cap Growth Equity Portfolio (Institutional Class)	5	86
Quantitative U.S. Large Cap Value Equity Portfolio	5	90
Quantitative U.S. Small Cap Equity Portfolio	1	99
Responsible ESG U.S. Equity Portfolio	4	29
Women in Leadership U.S. Equity Portfolio	4	30
Quantitative U.S. Long/Short Equity Portfolio (Advisor Class)	3	18
Quantitative U.S. Long/Short Equity Portfolio (Institutional Class)	1	100
Quantitative U.S. Total Market Equity Portfolio	2	45
Small Cap Equity Portfolio (Advisor Class)	2	52
Small Cap Equity Portfolio (Institutional Class)	2	83
Large Cap Value Portfolio	2	32
Equity Income Portfolio	1	7
Secured Options Portfolio (Advisor Class)	4	54
Secured Options Portfolio (Institutional Class)	4	93
Global Secured Options Portfolio	2	100
Short Term Tax Aware Fixed Income Portfolio	2	18
6.  Share Split
The Board authorized a 1-for-10 reverse share split for the Global Secured Options Portfolio effective after the close of trading on March 16, 2020. The impact of the reverse share split was to decrease the number of shares outstanding by a factor of ten, while increasing the NAV of shares outstanding by a factor of ten, resulting in no effect to the net assets of the Portfolio. The financial statements for the Portfolio have been adjusted to reflect the reverse share split.
7.  Lending of Portfolio Securities
As of October 31, 2020, the following Portfolios had outstanding loans of securities to certain approved brokers for which such Portfolios received collateral:
Portfolio	Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non-Cash Collateral	% of Total Assets on Loan
Quantitative U.S. Small Cap Equity Portfolio	$ 46,299	$ 22,578	28,962	4.58
Quantitative International Equity Portfolio	11,524,274	9,236,137	2,654,452	18.31
Quantitative U.S. Long/Short Equity Portfolio	2,696,651	1,673,545	1,110,843	1.62
197

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Notes to Financial Statements — (Concluded)
Portfolio	Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non-Cash Collateral	% of Total Assets on Loan
Quantitative U.S. Total Market Equity Portfolio	$ 910,366	$ 309,468	634,772	2.39
Small Cap Equity Portfolio	36,822,864	24,422,056	14,197,102	2.91
Core Fixed Income Portfolio	44,577	45,473	—	0.01
Short Term Tax Aware Fixed Income Portfolio	25,500	26,350	—	0.05
The Portfolios have adopted the disclosure provisions of FASB Accounting Standards Update ("ASU") No. 2014-11 (“ASU No. 2014-11”), Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending and other similar transactions that are accounted for as secured borrowings.
All of the securities on loan as of October 31, 2020 for Core Fixed Income Portfolio and Short Term Tax Aware Fixed Income Portfolio were collateralized by cash; for Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio and Small Cap Equity Portfolio were collateralized by cash and U.S. Treasuries; all of which have a contractual maturity of overnight and continuous.
8.  Recently Issued Accounting Pronouncements
In March 2017, the FASB issued ASU 2017-08 (“ASU 2017-08”), Receivables -- Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain purchased callable debt securities. Under ASU 2017-08, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices are amortized to the earliest call date and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management has adopted the requirements, and the impact, if any, is reflected within the Funds’ financial statements. In October 2020, ASU 2017-08 was amended by Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 requires entities to reevaluate whether callable debt securities fall within the scope of ASU 2017-08 at each reporting period. ASU 2020-08 also amends the relevant guidance to require premiums to be amortized to the “next call date” rather than the “earliest call date,” and further clarifies the definition of “next call date.” ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption of ASU 2020-08 is not permitted. Management is currently evaluating the impact of applying ASU 2020-08.
In August 2018, the FASB issued ASU No. 2018-13 “Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement”, which amends the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted the amendments.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability. This may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform. In addition, the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies.
9.  Subsequent Events
Effective November 5, 2020 the Glenmede Fund, Inc. entered into unsecured committed and uncommitted lines of credit, each not to exceed $50 million, with State Street Bank and Trust Company, expiring on November 4, 2021, if not renewed. Borrowings under the lines of credit bear interest rates determined at the time of such borrowings, if any, are accrued daily and based upon an annualized spread ratio comprised of the overnight federal funds effective rate plus 1.35%. Management has evaluated events and transactions subsequent to October 31, 2020 through the date the financial statements were available to be issued, and has determined that there were no other material events that would require recognition or disclosure in the Fund’s financial statements.
198

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Glenmede Fund, Inc. and Shareholders of Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Quantitative U.S. Long/Short Equity Portfolio, Quantitative U.S. Total Market Equity Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Large Cap Value Portfolio, Equity Income Portfolio, Secured Options Portfolio, Global Secured Options Portfolio, Core Fixed Income Portfolio, Short Term Tax Aware Fixed Income Portfolio and High Yield Municipal Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the portfolios listed in the table below (constituting The Glenmede Fund, Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2020, the related statements of operations, of cash flows of Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio, and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2020, the results of each of their operations, the cash flows of Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio, and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Quantitative U.S. Large Cap Core Equity Portfolio, Quantitative U.S. Large Cap Growth Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Quantitative International Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Large Cap Value Portfolio, Equity Income Portfolio, Secured Options Portfolio, Global Secured Options Portfolio, Core Fixed Income Portfolio, Short Term Tax Aware Fixed Income Portfolio and High Yield Municipal Portfolio	Statements of operations for the year ended October 31, 2020 and statements of changes in net assets for the years ended October 31, 2020 and 2019
Quantitative U.S. Long/Short Equity Portfolio and Quantitative U.S. Total Market Equity Portfolio	Statements of operations and of cash flows for the year ended October 31, 2020 and statements of changes in net assets for the years ended October 31, 2020 and 2019
Basis for Opinions
These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant
199

estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
Philadelphia, Pennsylvania
December 18, 2020
We have served as the auditor of one or more investment companies in the Glenmede family of funds since 1988.
200

The Glenmede Portfolios

Statement Of Assets And Liabilities October 31, 2020
Muni Intermediate Portfolio
Assets:
Investments at value[1]	$ 307,041,307
Cash	14,863,729
Receivable for fund shares sold	17,500
Interest receivable	3,527,615
Prepaid expenses	1,206
Total assets	325,451,357
Liabilities:
Payable for when-issued securities purchased	3,355,750
Payable for fund shares redeemed	40,604
Payable for Trustees’ fees	10,518
Payable for Shareholder Servicing fees	41,204
Accrued expenses	64,206
Total liabilities	3,512,282
Net Assets	$321,939,075
Net Assets consist of:
Par value ($0.001 of shares outstanding)	$ 28,222
Paid-in capital in excess of par value	306,742,419
Total distributable earnings	15,168,434
Total Net Assets	$321,939,075
Shares Outstanding	28,221,994
Net Asset Value Per Share	$ 11.41
[1] Investments at cost	$295,785,818
See Notes to Financial Statements.
201

THE GLENMEDE PORTFOLIOS

Statement Of Operations
For the Year Ended October 31, 2020
Muni Intermediate Portfolio
Investment income:
Interest	$ 6,394,382
Total investment income	6,394,382
Expenses:
Administration, transfer agent and custody fees	192,769
Professional fees	39,131
Shareholder report expenses	4,198
Shareholder servicing fees	467,994
Trustees’ fees and expenses	40,954
Registration and filing fees	8,710
Other expenses	14,359
Total expenses	768,115
Net investment income	5,626,267
Realized and unrealized gain:
Net realized gain on:
Investment transactions	3,469,398
Net change in unrealized gain of:
Investments	1,937,819
Net realized and unrealized gain	5,407,217
Net increase in net assets resulting from operations	$11,033,484
See Notes to Financial Statements.
202

The Glenmede Portfolios

Statements Of Changes In Net Assets
For the Year Ended October 31, 2020
Muni Intermediate Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 5,626,267
Net realized gain on:
Investment transactions	3,469,398
Net change in unrealized gain of:
Investments	1,937,819
Net increase in net assets resulting from operations	11,033,484
Distributions from earnings	(6,748,049)
Net increase in net assets from capital share transactions (See note 4)	6,334,307
Net increase in net assets	10,619,742
NET ASSETS:
Beginning of year	311,319,333
End of year	$321,939,075

For the Year Ended October 31, 2019
Muni Intermediate Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$ 5,908,483
Net realized gain on:
Investment transactions	1,472,487
Net change in unrealized gain of:
Investments	12,561,149
Net increase in net assets resulting from operations	19,942,119
Distributions from earnings	(5,890,287)
Net increase in net assets from capital share transactions (See note 4)	7,866,318
Net increase in net assets	21,918,150
NET ASSETS:
Beginning of year	289,401,183
End of year	$311,319,333
See Notes to Financial Statements.
203

The Glenmede Portfolios

Financial Highlights
For a share outstanding throughout each year
	Muni Intermediate Portfolio
	For The Year Ended October 31,
	2020 [1]	2019 [1]	2018	2017	2016
Net asset value, beginning of year	$ 11.25	$ 10.73	$ 11.01	$ 11.08	$ 10.98
Income from investment operations:
Net investment income	0.20	0.22	0.20	0.19	0.17
Net realized and unrealized gain (loss) on investments	0.21	0.52	(0.28)	(0.04)	0.10
Total from investment operations	0.41	0.74	(0.08)	0.15	0.27
Distributions to shareholders from:
Net investment income	(0.21)	(0.22)	(0.20)	(0.18)	(0.17)
Net realized capital gains	(0.04)	—	—	(0.04)	—
Total distributions	(0.25)	(0.22)	(0.20)	(0.22)	(0.17)
Net asset value, end of year	$ 11.41	$ 11.25	$ 10.73	$ 11.01	$ 11.08
Total return	3.64%	6.90%	(0.73)%	1.38%	2.45%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$321,939	$311,319	$289,401	$303,982	$331,243
Ratio of operating expenses to average net assets	0.25%	0.24%	0.23%	0.23%	0.25%
Ratio of net investment income to average net assets	1.80%	1.94%	1.86%	1.70%	1.53%
Portfolio turnover rate	35%	34%	31%	19%	34%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
See Notes to Financial Statements.
204

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — 95.4%
	Alabama — 2.0%
$2,500,000	Alabama State, Public School and College Authority, Revenue Bonds, Refunding , Series A, 5.000% due 11/1/31[1]	$ 3,396,725
3,000,000	Black Belt Energy Gas District, AL, Gas Supply Revenue, Revenue Bonds, Series A, 4.000% due 7/1/46[2]	3,053,280
		6,450,005
	Alaska — 1.4%
1,630,000	Alaska State, General Obligation Unlimited, Refunding, Series B, 5.000% due 8/1/22	1,763,481
2,745,000	Anchorage, AK, Electric Utility, Revenue Bonds, Refunding, Series A, 4.000% due 12/1/21	2,853,290
		4,616,771
	Arizona — 0.8%
2,015,000	Yuma, AZ, Municipal Property Corp., Road & Excise Tax, Revenue Bonds, Refunding, 5.000% due 7/1/26	2,429,526
	California — 0.6%
1,500,000	California State, CA, General Obligation Unlimited, 5.000% due 3/1/34	1,960,050
	Colorado — 1.3%
1,950,000	Colorado State, CO, Housing and Finance Authority, Revenue Bonds, Series B, 3.750% due 5/1/50	2,166,079
1,425,000	E-470 Public Highway Authority, Revenue Bonds. Series A, 5.000% due 9/1/28	1,845,518
		4,011,597
	Connecticut — 1.4%
1,965,000	Connecticut State, Housing Finance Authority, Housing Finance Mortgage Program, Revenue Bonds, Refunding, Series F-1, 3.500% due 11/15/43	2,161,677
2,000,000	State of Connecticut, General Obligation Unlimited, Series C, 4.000% due 6/1/28	2,391,540
		4,553,217
	Delaware — 1.3%
1,000,000	Delaware River and Bay Authority, DE, Consisting, Revenue Bonds, Refunding, Series C, 5.000% due 1/1/27	1,123,850
2,640,000	Delaware State, DE, General Obligation Unlimited, Refunding, Series B, 5.000% due 7/1/24	3,095,638
		4,219,488
	District Of Columbia — 1.4%
2,700,000	District of Columbia, General Obligation Unlimited, Series D, 5.000% due 6/1/25	3,266,730
1,000,000	Metropolitan Washington, DC, Airports Authority System, Revenue Bonds, Refunding, Series B, 5.000% due 10/1/23	1,130,370
		4,397,100
	Florida — 7.1%
1,025,000	Broward County, FL, School Broward Corporation, Certificate of Participation, Refunding, Series A, 5.000% due 7/1/27	1,245,713
2,820,000	Central, FL, Expressway Authority, Revenue Bonds, Refunding, Series B, 5.000% due 7/1/28	3,456,784
2,765,000	Florida State, Department of Environmental Protection, Preservation Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/22	2,981,610
See Notes to Financial Statements.
205

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Florida — (Continued)
$2,500,000	Florida State, Municipal Power Agency, Revenue Bonds, Refunding, Series A, 5.000% due 10/1/27	$ 3,185,250
2,750,000	Lakeland, FL, Energy System Revenue Bonds, Refunding, 5.000% due 10/1/25	3,361,490
3,000,000	Lee County, FL, School Board, Certificate of Participation, Series A, 5.000% due 8/1/28	3,865,980
2,025,000	Orlando & Orange County, FL, Expressway Authority, Revenue Bonds, Refunding, 5.000% due 7/1/23	2,178,617
2,000,000	Pasco County, FL, School Board, Certificate Participation, Series C, (AGMC Insured), 5.000% due 8/1/33	2,600,320
		22,875,764
	Georgia — 1.6%
1,250,000	City of Atlanta, GA Airport, Revenue Bond, Refunding, Series A, 5.000% due 7/1/28	1,615,625
2,675,000	Georgia State, General Obligation Unltd, Series A, 5.000% due 8/1/28	3,537,982
		5,153,607
	Illinois — 4.5%
	Chicago, IL, O’Hare International Airport Revenue Bonds, Refunding, Series B:
2,545,000	5.000% due 1/1/30	2,945,634
2,000,000	5.000% due 1/1/32	2,303,380
4,000,000	McHenry County, IL, Conservation District, General Obligation Unlimited, Refunding, 5.000% due 2/1/25	4,760,160
4,000,000	Regional Transportation Authority, IL, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/23	4,432,160
		14,441,334
	Indiana — 0.8%
2,500,000	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Series B, 1.750% due 11/15/31[2]	2,534,293
	Iowa — 0.4%
1,160,000	State of Iowa, Finance Authority, Variable Refunding Health facilities, Revenue Bonds, Series-B1, 0.100% due 2/15/39[2]	1,160,000
	Kansas — 1.3%
	Kansas State, KS, Department of Transportation Highway Revenue, Revenue Bonds, Series C:
1,190,000	5.000% due 9/1/23	1,289,472
2,750,000	5.000% due 9/1/24	2,978,828
		4,268,300
	Kentucky — 2.1%
2,315,000	Jefferson County, KY, School District Finance Corp. School Building, Revenue Bonds, Series A, 4.000% due 6/1/29	2,760,545
2,000,000	Kentucky State, Property & Building Commission, Revenue Bonds, Refunding, 4.000% due 8/1/21	2,005,360
1,500,000	Kentucky State, Property & Building Commission, Revenue Bonds, Refunding, Series A, (AGMC Insured), 5.000% due 11/1/27	1,891,665
		6,657,570
	Maine — 1.1%
	Maine State Municipal Bond Bank, Infrastructure Revenue, Refunding, Series A:
1,175,000	5.000% due 9/1/21	1,221,424
1,985,000	5.000% due 9/1/22	2,157,596
		3,379,020
See Notes to Financial Statements.
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THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Maryland — 4.4%
$3,000,000	Frederick County, MD, General Obligation Unlimited, Series A, 3.000% due 8/1/31	$ 3,443,520
4,000,000	Maryland State, General Obligation Unlimited, 5.000% due 8/1/24	4,699,120
2,000,000	Maryland State, General Obligation Unlimited, Series A, 5.000% due 3/15/30	2,574,560
1,240,000	Montgomery County, MD, General Obligation, Consolidated Public Improvement, Refunding,, 4.000% due 11/1/28	1,511,151
2,000,000	Washington, MD, Suburban Sanitary Commission, General Obligation Unlimited, Public Improvement, 4.000% due 6/1/21	2,043,620
		14,271,971
	Massachusetts — 1.7%
2,000,000	Massachusetts State, General Obligation Limited, Refunding, Series E, 3.000% due 12/1/27	2,315,620
2,850,000	Massachusetts State, General Obligation Limited, Series C, 5.000% due 5/1/30	3,176,467
		5,492,087
	Michigan — 5.6%
1,045,000	Brighton Area School District, General Obligation, Series A, (QSBLF Insured), 5.000% due 5/1/28	1,327,892
1,015,000	Byron Center, MI, Public Schools, General Obligation Unlimited, Refunding, (QSBLF Insured), 5.000% due 5/1/24	1,175,847
4,000,000	Detroit, MI, City School District, General Obligation Unlimited, Series A, (QSBLF Insured), 5.000% due 5/1/26	4,263,400
3,100,000	Michigan Finance Authority, Revenue Bonds, Refunding Detroit School District, Series A, (QSBLF Insured), 5.000% due 5/1/21	3,170,525
2,000,000	Michigan State, Finance Authority Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 12/1/27	2,006,480
1,000,000	Michigan State, Finance Authority Revenue, Revenue Bonds, Series 2019B, 3.500% due 11/15/44[2]	1,056,850
1,500,000	Michigan State, General Obligation Unltd, Environmental Program Bond, Series A, 5.000% due 5/15/32	2,010,135
2,700,000	Michigan State, Housing Development Authority, Revenue Bonds, Series B, 3.500% due 6/1/47	2,875,932
		17,887,061
	Minnesota — 4.0%
2,275,000	Hennepin Country, MN, General Obligation Unltd, Series B, 5.000% due 12/1/30	3,148,304
3,860,000	Minnesota State, MN, Housing Finance Agency, Revenue Bonds, Refunding, Series E, (GNMA / FNMA / FHLMC Insured), 4.000% due 1/1/47	4,113,448
4,800,000	St. Paul, MN, Housing & Redevelopment Authority Health Care Facilities Revenue, Refunding, HealthPartners Obligated Group, Series A, 5.000% due 7/1/28	5,579,136
		12,840,888
	Mississippi — 1.0%
3,160,000	Mississippi State, Development Bank, Special Obligation, Jackson Public School District Project, Revenue Bonds, Refunding, Series A, 5.000% due 4/1/21	3,218,713
	Missouri — 1.6%
2,000,000	City of Kansas, MO, Sanitary Sewer System Revenue Bonds, Refunding, Series A, 5.000% due 1/1/27	2,353,400
See Notes to Financial Statements.
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THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Missouri — (Continued)
$2,465,000	Missouri State, MO, Housing Development Commission Single Family Mortgage, Revenue Bonds, Series A, (GNMA / FNMA / FHLMC Insured), 3.500% due 11/1/50	$ 2,734,696
		5,088,096
	Nevada — 0.4%
1,000,000	Clark County School District, Nevada General Obligation,Building and Refunding Bonds, Series C, 5.000% due 6/15/26	1,217,780
	New Jersey — 0.5%
1,375,000	New Jersey, NJ, Turnpike Authority, Revenue Bonds, Series A, 5.000% due 1/1/27	1,704,189
	New Mexico — 0.8%
1,155,000	New Mexico State, Mortgage Finance Authority, Revenue Bonds, Series A, (GNMA / FNMA / FHLMC Insured), 3.500% due 1/1/51	1,280,260
1,110,000	New Mexico State, Mortgage Finance Authority, Revenue Bonds, Series F, (GNMA / FNMA / FHLMC Insured), 3.500% due 7/1/50	1,221,510
		2,501,770
	New York — 5.2%
1,000,000	City of New York, NY, General Obligation Unltd, Class C, 5.000% due 8/1/23	1,121,240
1,250,000	City of New York, NY, General Obligation Unltd, Fiscal 2008 Series J, 5.000% due 8/1/28	1,592,738
2,000,000	City of New York, NY, General Obligation, Class C, 5.000% due 8/1/32	2,579,820
2,000,000	New York City, NY, Municipal Water Finanace Authority, Water and Sewer System, Second General resolution Revenue Bonds, Series AA-2, 5.000% due 6/15/30	2,700,780
1,650,000	New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured, Series C, 5.000% due 11/1/26	2,055,207
2,275,000	New York City, NY, Transitional Finance Authority, Future Tax Secured, Revenue Bonds, Subseries E-1, 5.000% due 2/1/30	2,741,580
2,440,000	New York State, NY, Dormitory Authority, Personal Income Tax, Revenue Bonds, Series E, 4.000% due 3/15/28	2,793,702
1,070,000	Triborough Bridge and Tunnel Authority, Revenue Bonds, Series C, 4.000% due 11/15/27	1,274,284
		16,859,351
	North Carolina — 3.5%
1,220,000	Duplin County, NC, Limited Obligation, Revenue Bonds, 5.000% due 4/1/23	1,340,853
	New Hanover County, NC, Hospital Revenue, Revenue Bonds, Refunding:
775,000	5.000% due 10/1/21	806,659
2,320,000	5.000% due 10/1/22	2,517,849
600,000	5.000% due 10/1/23	675,246
2,940,000	North Carolina State, General Obligation Unlimited, Refunding, Series A, 5.000% due 6/1/27	3,657,213
2,000,000	Raleigh City, North Carolina, Combined Enterprise System Revenue, Refunding, Series B, 5.000% due 12/1/24	2,383,140
		11,380,960
	Ohio — 6.1%
2,060,000	Ohio State, Adult Correctional Capital Facilities, Lease Revenue, Series A, 5.000% due 4/1/21	2,099,655
See Notes to Financial Statements.
208

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Ohio — (Continued)
$3,250,000	Ohio State, General Obligation Unlimited, Series A, 5.000% due 6/15/28	$ 3,595,215
1,010,000	Ohio State, Hospital Refunding Revenue Bonds, Cleveland Clinic Health System, Series A, 5.000% due 1/1/27	1,269,671
1,670,000	Ohio State, Hospital Revenue Bonds, Series A, 5.000% due 1/15/24	1,826,496
2,720,000	Ohio State, Housing Finance Agency Residential Mortgage, Revenue Bonds, (GNMA / FNMA / FHLMC Insured), 4.000% due 3/1/48	2,956,041
1,000,000	Ohio State, Revenue Bonds, Refunding, Series B, 5.000% due 10/1/21	1,042,640
1,360,000	Ohio State, Special Obligation, Revenue Bonds, 5.000% due 10/1/21	1,417,990
4,245,000	Ohio State, Water Development Authority Water Pollution Control Loan Fund, Revenue Bonds, Series A, 5.000% due 6/1/30	5,339,064
		19,546,772
	Oklahoma — 0.7%
2,000,000	Grand River, OK, Dam Authority, Revenue Bonds, Refunding, Series A, 5.000% due 6/1/24	2,321,960
	Pennsylvania — 4.7%
1,950,000	City of Philadelphia, PA, Airport Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/28	2,479,211
1,000,000	City of Philadelphia, PA, Pennsylvania, General Obligation, Series A, 5.000% due 8/1/26	1,226,890
1,000,000	City of Philadelphia, PA, Pennsylvania, General Obligation, Series B, 5.000% due 2/1/28	1,269,230
440,000	Conneaut, PA, School District, Refunding, Series B, (AGMC Insured State Aid Withholding), 5.000% due 11/1/20	440,000
2,500,000	Cumberland County, PA, Municipal Authority, Revenue Bonds, 5.000% due 11/1/31	3,182,250
2,500,000	Pennsylvania State Turnpike Authority, Revenue Bonds, Refunding, 5.000% due 12/1/22	2,743,275
1,500,000	Pennsylvania State, General Obligation Unlimited, Series 2, 5.000% due 9/15/25	1,825,080
1,945,000	Pennsylvania State, Housing Finance Agency Single Family Mortgage Revenue, Revenue Bonds, Series 2019-131A, 3.500% due 4/1/49	2,104,587
		15,270,523
	Rhode Island — 0.3%
1,020,000	Rhode Island State, RI, Health and Educational Building Corporation, Public School Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 5/15/22	1,088,717
	South Carolina — 0.3%
1,010,000	Beaufort County, SC, General Obligation Unlimited, Series B, (State Aid Withholding), 5.000% due 5/1/22	1,081,831
	Texas — 13.7%
1,420,000	Alamo, TX, Community College District, General Obligation Limited, 5.000% due 2/15/23	1,438,957
1,065,000	Alamo, TX, Community College District, General Obligation Limited, Refunding, 5.000% due 2/15/24	1,226,837
2,000,000	Cities of Dallas and Fort Worth, TX, International Airport Joint Revenue, Revenue Bonds, Series A, 5.000% due 11/1/31	2,627,240
3,000,000	Dallas, TX, Area Rapid Transit, Sales Tax Revenue, Revenue Bonds, Refunding, 5.000% due 12/1/25	3,686,190
See Notes to Financial Statements.
209

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Texas — (Continued)
$1,500,000	Dallas, TX, Fort Worth International Airport, Revenue Bonds, Series B, 5.000% due 11/1/31	$ 1,500,000
1,000,000	Dallas, TX, Independent School District, General Obligation Unlimited, Refunding, (PSF Guaranteed), 5.000% due 2/15/22	1,013,500
2,100,000	Dallas, TX, Independent School District, General Obligation Unlimited, Series B, (PSF Guaranteed), 5.000% due 2/15/23	2,326,464
	Harris County, Texas, Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding, Children’s Hospital Project:
1,850,000	5.000% due 10/1/26	2,225,199
1,000,000	5.000% due 10/1/27	1,196,510
3,000,000	Harris County, Texas, Flood Control District, Revenue Bonds, Refunding, Series A, 5.000% due 10/1/28	3,835,920
	Harris County, Texas, Revenue Bonds, Refunding, Series A:
1,300,000	5.000% due 8/15/24	1,522,014
3,000,000	5.000% due 8/15/25	3,635,160
4,000,000	North Texas, Tollway Authority, Revenue Bonds, Refunding, Series A, 5.000% due 1/1/30	4,672,320
2,550,000	Texas State, General Obligation Unlimited, Series A, 5.000% due 10/1/26	3,212,056
1,000,000	Texas State, Transportation Commission Highway Fund Revenue, Revenue Bonds, Refunding, 5.000% due 10/1/22	1,090,910
1,165,000	Texas State, TX, A&M University Permanent University Fund, Revenue Bonds, 5.000% due 7/1/22	1,257,478
3,500,000	University of Texas, Revenue Bonds, Series D , 5.000% due 8/15/25	4,270,700
3,090,000	Waco, TX, Independent School District, General Obligation Unlimited, Refunding, (PSF Guaranteed), 5.000% due 8/15/23	3,491,916
		44,229,371
	Utah — 0.8%
2,440,000	Nebo, UT, School District, General Obligation Unlimited, Series C, 4.000% due 7/1/23	2,682,341
	Vermont — 0.6%
1,920,000	Vermon State, Educational and Health Buildings Financing Agency, Revenue Bonds, 0.120% due 7/1/39[2]	1,920,000
	Virginia — 2.2%
2,800,000	Richmond, VA, Convention Center Authority, Hotel Tax Revenue Bonds, Refunding, 5.000% due 6/15/27	3,199,560
3,555,000	Virginia State, College Building Authority, Education Facility, Revenue Bonds, Series B, 3.000% due 2/1/33	3,900,617
		7,100,177
	Washington — 5.5%
3,695,000	City of Seattle, WA, Municipal Light and Power Revenue, Revenue Bonds, Refunding, 4.000% due 9/1/30	4,122,253
1,205,000	Grays Harbor County, WA, Public Utility District No. 1, Revenue Bonds, Refunding, Series A, 5.000% due 1/1/27	1,419,430
3,600,000	King County, WA, Bellevue School District No. 405, General Obligation Unlimited, 5.000% due 12/1/25	4,114,728
4,000,000	Washington State, General Obligation Unlimited, Refunding, Series R-2013A, 4.000% due 7/1/28	4,228,480
3,000,000	Washington State, General Obligation Unlimited, Series D, 5.000% due 2/1/26	3,703,440
		17,588,331
See Notes to Financial Statements.
210

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2020
Face Amount		Value
MUNICIPAL BONDS* — (Continued)
	Wisconsin — 1.4%
$2,100,000	Wisconsin State, Department of Transportation Revenue, Revenue Bonds, Refunding, Series 2, 5.000% due 7/1/29	$ 2,659,713
1,470,000	Wisconsin State, Health & Educational Facilities Authority Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 11/15/28	1,919,305
		4,579,018
	Wyoming — 1.3%
3,715,000	Wyoming State, Community Development Authority, Housing Revenue, Revenue Bonds, Refunding, Series 3, 4.000% due 6/1/43	4,061,758
	TOTAL MUNICIPAL BONDS (Cost $295,785,818)	307,041,307
TOTAL INVESTMENTS (Cost $295,785,818)	95.4%	$307,041,307
OTHER ASSETS IN EXCESS OF LIABILITIES	4.6	14,897,768
NET ASSETS	100.0%	$321,939,075

*	Percentages indicated are based on net assets.
[1]	When-issued security.
[2]	Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. Rate presented is as of October 31, 2020.

Abbreviations:
AGMC — Assured Guaranty Municipal Corporation
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
PSF — Permanent School Fund
QSBLF — Michigan Qualified School Bond Loan Fund
See Notes to Financial Statements.
211

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2020
STATE DIVERSIFICATION
On October 31, 2020, State Diversification of the Portfolio was as follows:
	% of Net Assets	Value
STATE:
Texas	13.7%	$ 44,229,371
Florida	7.1	22,875,764
Ohio	6.1	19,546,772
Michigan	5.6	17,887,061
Washington	5.5	17,588,331
New York	5.2	16,859,351
Pennsylvania	4.7	15,270,523
Illinois	4.5	14,441,334
Maryland	4.4	14,271,971
Minnesota	4.0	12,840,888
North Carolina	3.5	11,380,960
Virginia	2.2	7,100,177
Kentucky	2.1	6,657,570
Alabama	2.0	6,450,005
Massachusetts	1.7	5,492,087
Georgia	1.6	5,153,607
Missouri	1.6	5,088,096
Alaska	1.4	4,616,771
Wisconsin	1.4	4,579,018
Connecticut	1.4	4,553,217
District of Columbia	1.4	4,397,100
Kansas	1.3	4,268,300
Delaware	1.3	4,219,488
Wyoming	1.3	4,061,758
Colorado	1.3	4,011,597
Maine	1.1	3,379,020
Mississippi	1.0	3,218,713
Utah	0.8	2,682,341
Indiana	0.8	2,534,293
New Mexico	0.8	2,501,770
Arizona	0.8	2,429,526
Oklahoma	0.7	2,321,960
California	0.6	1,960,050
Vermont	0.6	1,920,000
New Jersey	0.5	1,704,189
Nevada	0.4	1,217,780
Iowa	0.4	1,160,000
Rhode Island	0.3	1,088,717
South Carolina	0.3	1,081,831
TOTAL MUNICIPAL BONDS	95.4%	$307,041,307
TOTAL INVESTMENTS	95.4%	$307,041,307
See Notes to Financial Statements.
212

The Glenmede Portfolios

Notes to Financial Statements
1.  Organization and Significant Accounting Policies
The Glenmede Portfolios (the “Fund”) is an investment company that was organized as a Massachusetts business trust on March 3, 1992, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2020, the Fund offered shares of one sub-trust, the Muni Intermediate Portfolio (the “Portfolio”). The Portfolio is classified as diversified.
The Fund is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification ("ASC") Topic 946 (“ASC 946”). The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S.”) including, but not limited to ASC 946, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates, and the differences could be material. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.
Valuation of Securities:  Municipal obligations for which market quotations are readily available are valued at the most recent quoted bid price provided by investment dealers, provided that municipal obligations may be valued on the basis of prices provided by a pricing service when such prices are determined by the investment advisor to reflect the fair market value of such municipal obligations. These valuations are typically categorized as Level 2 in the fair value hierarchy described below. When market quotations are not readily available or events occur that make established valuation methods unreliable, municipal obligations are valued in a manner which is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Trustees of the Fund (the “Board”) and are typically categorized as Level 3 in the fair value hierarchy. The fair value of securities is generally determined as the amount that a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount. Debt obligations with maturities of 60 days or less at the time of purchase are valued on the basis of amortized cost and are typically categorized as Level 2 in the fair value hierarchy.
FASB ASC Topic 820, “Fair Value Measurements” defines fair value, establishes a three-level hierarchy for measuring fair value and expands disclosure about fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the Portfolio’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized in the three levels listed below:
Level 1 — quoted prices in active markets for identical investments;
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk and others) or valuations based on quoted prices in markets that are not active; and
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
Changes in valuation techniques may result in changing an investment’s assigned level within the hierarchy.
The Muni Intermediate Portfolio had all long-term investments, with corresponding states at Level 2 at October 31, 2020.
COVID-19:  In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund’s Portfolio, including political, social and economic risks. Any such impact could adversely affect the Portfolio’s performance, the performance of the securities in which the Portfolio invests and may lead to losses on your investment in the Fund’s Portfolio. The ultimate impact of COVID-19 on the financial performance of the Portfolio’s investments is not reasonably estimable at this time.
Municipal Securities:  The value of, payment of interest on, repayment of principal for, and the ability to sell a municipal security may be affected by constitutional amendments, legislation, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. A credit rating downgrade,
213

The Glenmede Portfolios

Notes to Financial Statements — (Continued)
bond default, or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of some or all of the municipal obligations of that state or territory.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Portfolio’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
Securities Transactions and Investment Income:  Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are computed on the basis of identified cost. Interest income is recorded on the accrual basis and includes, when appropriate, amortization of premiums and accretion of discounts.
Securities purchased or sold on a when-issued or delayed-delivery basis may be settled after a period longer than the regular settlement time of trade date plus three business days. Interest income is accrued based on the terms of the security on settlement date. The Portfolio segregates assets with a current value at least equal to the amount of its when-issued purchase commitments. When-issued purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date, or if the counterparty does not perform under the contract.
Dividends and Distributions to Shareholders:  Dividends from net investment income, if any, are declared and paid monthly. The Portfolio distributes any net realized capital gains on an annual basis. Additional distributions of net investment income and capital gains for the Portfolio may be made at the discretion of the Board in order to avoid a nondeductible excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended (the “Code”).
Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U.S. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio, timing differences and differing characterization of distributions made by the Portfolio.
Federal Income Taxes:  The Portfolio intends to continue to qualify as a regulated investment company by complying with the requirements of the Code applicable to regulated investment companies, and by distributing substantially all of its tax-exempt (and taxable, if any) income to its shareholders. Therefore, no federal income tax provision is required. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U.S.
“ Accounting for Uncertainty in Income Taxes — an interpretation of FASB ASC 740” (“ASC 740”) clarifies the accounting for uncertainty in income taxes recognized in accordance with ASC 740, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2020 remain subject to examination by the Internal Revenue Service.
As of October 31, 2020, the tax year end of the Fund, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Tax-exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings
Muni Intermediate Portfolio	$444,431	$927,749	$2,540,765	$11,255,489	$15,168,434
For the fiscal year ended October 31, 2020, the Portfolio’s components of distributable earnings on a tax basis were equal to the components of distributable earnings on a book basis. Such reclasses had no effect on net assets.
As of October 31, 2020, the tax characterization of distributions paid during the year was equal to the book characterization of distributions paid for the Portfolio and was as follows:
Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains	Return of Capital
Muni Intermediate Portfolio	$5,680,505	$465,124	$602,420	$—
As of October 31, 2019, the tax characterization of distributions paid during the year was equal to the book characterization of distributions paid for the Portfolio and was as follows:
Portfolio	Tax Exempt	Ordinary Income
Muni Intermediate Portfolio	$5,808,827	$81,460
214

The Glenmede Portfolios

Notes to Financial Statements — (Continued)
As of October 31, 2020, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:
Portfolio	Cost	Appreciation	(Depreciation)	Net
Muni Intermediate Portfolio	$295,785,818	$11,398,402	$142,913	$11,255,489
Other:  In the normal course of business, the Portfolio enters into contracts that may include agreements to indemnify another party under given circumstances. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the Portfolio. However, based on experience, the risk of material loss from such claims is considered to be remote.
2.  Investment Advisory Fee, Administration Fee and Other Related Party Transactions
Glenmede Investment Management LP (the “Advisor” or "GIM"), a wholly-owned subsidiary of The Glenmede Trust Company, N.A. (“Glenmede Trust”), serves as investment advisor to the Portfolio, pursuant to an investment management agreement with the Portfolio. Under this agreement, the Advisor manages the Portfolio, subject to the general supervision of the Board.
The Portfolio does not pay a management fee for advisory services. The investors in the Portfolio are the clients of Glenmede Trust or its affiliated companies (“Affiliates”). Glenmede Trust or its Affiliates charge a fee directly to their clients for fiduciary, trust and/or advisory services. The actual annual fees charged vary dependent on a number of factors, including the particular services provided to the client, and are generally 1.25% or less of the clients’ assets under management.
The Portfolio pays Glenmede Trust shareholder servicing fees at the annual rate of 0.15% of the Portfolio’s average daily net assets.
State Street Bank and Trust Company (“State Street”) serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Portfolio. The Portfolio pays State Street a fee based on the combined aggregate average daily net assets of the Portfolio and The Glenmede Fund, Inc., an affiliated registered investment company, plus transaction charges for certain transactions and out-of-pocket expenses. The fee is computed daily and paid monthly.
Foreside Fund Officer Services, LLC (formerly known as Foreside Compliance Services, LLC) is paid an annual fee plus out-of-pocket expenses for the provision of personnel and services related to the Fund’s compliance program. The Fund’s Chief Compliance Officer is a Director of Foreside Financial Group, LLC.
Quasar Distributors, LLC (“Quasar”) serves as distributor of the Portfolio’s shares. The distributor receives no fees from the Fund in connection with distribution services provided to the Fund. The Advisor pays Quasar’s fees and out-of-pocket expenses for the distribution services it provides to the Portfolio.
The Portfolio pays each Board member an annual fee of $6,000 and out-of-pocket expenses incurred in attending Board meetings.
Expenses for the fiscal year ended October 31, 2020 include legal fees paid to Faegre Drinker Biddle & Reath LLP as legal counsel to the Fund and the independent Trustees. A partner of the law firm is Secretary of the Fund.
3.  Purchases and Sales of Securities
For the fiscal year ended October 31, 2020, the cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term securities were:
Portfolio	Purchases	Sales
Muni Intermediate Portfolio	$108,017,238	$112,383,134
215

The Glenmede Portfolios

Notes to Financial Statements — (Concluded)
4.  Shares of Beneficial Interest
The Portfolio may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest outstanding were as follows:
	Year Ended 10/31/20		Year Ended 10/31/19
	Shares	Amount	Shares	Amount
Muni Intermediate Portfolio
Sold	6,830,268	$ 77,223,336	5,992,921	$ 65,990,943
Issued as reinvestment of dividends	97,052	1,085,249	—	—
Redeemed	(6,381,963)	(71,974,278)	(5,279,393)	(58,124,625)
Net Increase	545,357	$ 6,334,307	713,528	$ 7,866,318
As of October 31, 2020, Glenmede Trust, on behalf of its clients, holds of record and has voting and/or investment authority over substantially all of the Portfolio’s outstanding shares. The Portfolio had no shareholders that beneficially owned 5% of the shares outstanding of the Portfolio as of October 31, 2020.
5.  Recently Issued Accounting Pronouncements
In March 2017, the FASB issued ASU 2017-08 (“ASU 2017-08”), Receivables -- Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain purchased callable debt securities. Under ASU 2017-08, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices are amortized to the earliest call date and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management has adopted the requirements, and the impact, if any, is reflected within the Funds’ financial statements. In October 2020, ASU 2017-08 was amended by Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 requires entities to reevaluate whether callable debt securities fall within the scope of ASU 2017-08 at each reporting period. ASU 2020-08 also amends the relevant guidance to require premiums to be amortized to the “next call date” rather than the “earliest call date,” and further clarifies the definition of “next call date.” ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption of ASU 2020-08 is not permitted. Management is currently evaluating the impact of applying ASU 2020-08.
In August 2018, the FASB issued ASU No. 2018-13 “Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement”, which amends the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted the amendments.
6.  Subsequent Events
Effective November 5, 2020 the Glenmede Portfolios entered into unsecured committed and uncommitted lines of credit, each not to exceed $50 million, with State Street Bank and Trust Company, expiring on November 4, 2021, if not renewed. Borrowings under the lines of credit bear interest rates determined at the time of such borrowings, if any, are accrued daily and based upon an annualized spread ratio comprised of the overnight federal funds effective rate plus 1.35%. Management has evaluated events and transactions subsequent to October 31, 2020 through the date the financial statements were available to be issued, and has determined that there were no other material events that would require recognition or disclosure in the Fund’s financial statements.
216

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of The Glenmede Portfolios and Shareholders of Muni Intermediate Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Muni Intermediate Portfolio (constituting The Glenmede Portfolios, hereafter referred to as the "Portfolio") as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Philadelphia, Pennsylvania
December 18, 2020
We have served as the auditor of one or more investment companies in the Glenmede family of funds since 1988.
217

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

Tax Information (Unaudited)
For the fiscal year ended October 31, 2020
Of the ordinary distributions made during the fiscal year ended October 31, 2020, the following percentages have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.
Core Fixed Income Portfolio	68.78%
Of the ordinary distributions made during the fiscal year ended October 31, 2020, the following percentages qualify for the dividends received deduction available to corporate shareholders:
Quantitative U.S. Large Cap Core Equity Portfolio	100%
Quantitative U.S. Large Cap Growth Equity Portfolio	100%
Quantitative U.S. Large Cap Value Equity Portfolio	100%
Quantitative U.S. Small Cap Equity Portfolio	100%
Responsible ESG U.S. Equity Portfolio	100%
Women in Leadership U.S. Equity Portfolio	100%
Quantitative U.S. Total Market Equity Portfolio	97.97%
Strategic Equity Portfolio	100%
Small Cap Equity Portfolio	100%
Large Cap Value Portfolio	100%
Equity Income Portfolio	100%
Short Term Tax Aware Fixed Income Portfolio	3.58%
The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.
Foreign Taxes Paid or Withheld
Portfolio	Total
Quantitative International Equity Portfolio	$202,763
The foreign taxes paid or withheld per share represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
The Fund paid long-term capital gain distributions of:
Quantitative U.S. Large Cap Core Equity Portfolio	$128,906,013
Quantitative U.S. Large Cap Growth Equity Portfolio	$564,377,793
Responsible ESG U.S. Equity Portfolio	$ 92,525
Quantitative U.S. Total Market Equity Portfolio	$ 4,701,738
Strategic Equity Portfolio	$ 7,281,927
Large Cap Value Portfolio	$ 3,345,842
Secured Options Portfolio	$ 29,797,110
Muni Intermediate Portfolio	$602,420
The above figures may differ from those cited elsewhere in this report due to differences between reporting requirements for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.
Qualified dividend income (“QDI”) received through October 31, 2020, that qualified for a reduced tax rate pursuant to the Code Section 1 (h)(11) are as follows:
Quantitative U.S. Large Cap Core Equity Portfolio	$18,713,284
Quantitative U.S. Large Cap Growth Equity Portfolio	$14,981,564
Quantitative U.S. Large Cap Value Equity Portfolio	$ 40,984
Quantitative U.S. Small Cap Equity Portfolio	$ 7,684
Quantitative International Equity Portfolio	$ 2,924,736
Responsible ESG U.S. Equity Portfolio	$ 237,514
Women in Leadership U.S. Equity Portfolio	$ 239,220
Quantitative U.S. Long/Short Equity Portfolio	$ 182,295
Quantitative U.S. Total Market Equity Portfolio	$ 242,731
Strategic Equity Portfolio	$2,023,010
218

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

Tax Information (Unaudited) — (Concluded)
For the fiscal year ended October 31, 2020
Small Cap Equity Portfolio	$5,267,457
Large Cap Value Portfolio	$ 605,288
Equity Income Portfolio	$ 478,143
Short Term Tax Aware Fixed Income Portfolio	$4,063
Qualified interest income (“QII”) received through October 31, 2020, that qualified for a reduced tax rate pursuant to the Code Section 871 (k) are as follows:
Secured Options Portfolio	78.51%
Global Secured Options Portfolio	97.81%
Core Fixed Income Portfolio	13.39%
Short Term Tax Aware Fixed Income Portfolio	1.84%
Of the dividends paid by the Short Term Tax Aware Fixed Income Portfolio, High Yield Municipal Portfolio and Muni Intermediate Portfolio from net investment income for the fiscal year ended October 31, 2020, 80.13%, 99.00% and 100.00%, respectively is tax-exempt for regular Federal income taxes.
219

The Glenmede Fund, Inc.
The Glenmede Portfolios

Board Members and Officers Table (Unaudited)
The information pertaining to the Board of Directors of The Glenmede Fund, Inc. and the Board of Trustees of The Glenmede Portfolios (collectively, the “Funds”) and their respective officers is set forth below. The Statement of Additional Information includes additional information about the Funds’ Directors/Trustees and is available without charge, upon request, by calling 1-800-442-8299. Each Director/Trustee holds office until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director/Trustee and until the election and qualification of his/her successor, if any, elected at such meeting, or (ii) the date he or she dies, resigns or retires, or is removed by the applicable Board or shareholders. Each officer is elected by the applicable Board and holds office for the term of one year and until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed, or becomes disqualified. The address of each Board member is c/o State Street Bank and Trust Company, One Lincoln Street, Floor 8, SFC 0805, Boston, MA 02111, Attention: Fund Administration Legal Department.
Independent Directors/Trustees(1)
Name and Age	Positions Held with the Funds/Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee	Other Directorships Held by Director/ Trustee

H. Franklin Allen, Ph.D. Age: 64	Director of Glenmede Fund (since March 1991) and Trustee of Glenmede Portfolios (since May 1992)	Professor of Finance and Economics and Executive Director of the Brevan Howard Centre for Financial Analysis at Imperial College London (since 2014); Professor Emeritus of Finance, The Wharton School of The University of Pennsylvania since June 2016; Professor of Finance and Economics (1990-1994); Vice Dean and Director of Wharton Doctoral Programs (1990-1993); Employed by The University of Pennsylvania (from 1980-2016).	19	None
William L. Cobb, Jr. Age: 73	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 2007)	Former Executive Vice President and Former Chief Investment Officer, The Church Pension Fund (defined benefit plan for retired clergy of the Episcopal Church) (1999-2014); Vice Chairman, J.P. Morgan Investment Management (1994-1999).	19	Director, TCW Direct Lending LLC
Gail E. Keppler Age: 74	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 2007)	Former Co-CEO/COO TVG, Inc. (pharmaceutical marketing consulting) (1992-2002); Former Board Member, Laurel House; Former Division President and Board Member, Burke Marketing Services, Inc.; Former Board member Cape May County Habitat for Humanity.	19	None
Harry Wong Age: 72	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 2007)	Former Managing Director, Knight Capital Americas, L.P., an operating subsidiary of Knight Capital Group Inc. (investment banking) (2009-2011); Managing Director, Long Point Advisors, LLC (business consulting) (2003-2012); Managing Director, BIO-IB LLC (healthcare investment banking) (2004-2009); Senior Managing Director, ABN AMRO (investment banking) (1990-2002); Adjunct Faculty Member, Sacred Heart University (2003-2007).	19	None
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Board Members and Officers Table (Unaudited) — (Continued)
Interested Directors/Trustees(2)
Name and Age	Positions Held with the Funds/Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee	Other Directorships Held by Director/ Trustee

Susan W. Catherwood Age: 77	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 2007)	Director (since 1988) and Member of the Investment Review/Relationship Oversight Committee (since 2001) and Compensation Committee (since 1993), Glenmede Trust; Director, The Glenmede Corporation (since 1988); Board Member, The Pew Charitable Trusts; Charter Trustee, The University of Pennsylvania; Chairman Emeritus, The University Museum of The University of Pennsylvania; Chairman of the Board of Managers, The Christopher Ludwick Foundation; Board Member, Monell Chemical Senses Center; Director: Thomas Skelton Harrison Foundation and The Catherwood Foundation; Fellow and formerly served on Finance and Investment Committees, and former Board member, College of Physicians of Philadelphia; Former Member, The Women’s Committee and Penn Museum Board of Overseers of the University of Pennsylvania; Former Board Chair, University of Pennsylvania Health System (1991-1999)	19	None
G. Thompson Pew, Jr. Age: 78	Director of Glenmede Fund (since October 1988) and Trustee of Glenmede Portfolios (since May 1992) Chairman of the Funds (since June 2006)	Director (since 2013) of The Glenmede Corporation; Director, Member of the Relationship Oversight Committee, Private Equity/Real Estate Advisory Committee (until 2013), and formerly the Compensation Committee, Chairman of the Nominating Committee (since 2018), Glenmede Trust; Former Director, Brown & Glenmede Holdings, Inc.; Former Co-Director, Principal and Officer, Philadelphia Investment Banking Co.; Former Director and Officer, Valley Forge Administrative Services Company.	19	None
Mary Ann B. Wirts Age: 70	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since June 2020)	Managing Director and Chief Administrative Officer of Glenmede Trust (until 2020). Managing Director and Chief Administrative Officer of Glenmede Investment Management LP (2006-2020). First Vice President and Managing Director of Fixed Income of Glenmede Advisers (2000-2006).	19	None
(2)Interested Directors/Trustees are those Directors/Trustees who are “interested persons” of the Funds as defined in the 1940 Act. Susan W. Catherwood, G. Thompson Pew, Jr. and Mary Ann B. Wirts are considered to be “interested” Directors/Trustees of the Funds because of their current or prior affiliations with Glenmede Trust, the parent company of the Funds’ investment advisor, GIM, and/or their stock ownership in The Glenmede Corporation, of which GIM is an affiliate.
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The Glenmede Portfolios

Board Members and Officers Table (Unaudited) — (Concluded)
Officers
Name, Address and Age	Positions Held with the Funds/Time Served	Principal Occupation(s) During Past 5 Years
Kent E. Weaver 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 53	President of the Funds since November 2019.	Director of Client Service of Glenmede Investment Management LP (since July 2015); Former Director of Client Service and Sales, Chief Compliance Officer of Philadelphia International Advisors, LP (2002-June 2015).
Kimberly C. Osborne 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 54	Executive Vice President of the Funds since December 1997; Assistant Treasurer of the Funds since December 2020.	Client Service Manager of Glenmede Investment Management LP (since 2006); Vice President of Glenmede Trust and Glenmede Advisers until 2008; Employed by Glenmede Trust 1993-2008 and Glenmede Advisers 2000-2008.
Michael P. Malloy One Logan Square, Suite 2000 Philadelphia, PA 19103- 6996 Age: 61	Secretary of the Funds since January 1995.	Partner in the law firm of Faegre Drinker Biddle & Reath LLP.
Christopher E. McGuire 1 Iron Street Boston, MA 02210 Age: 47	Treasurer of the Funds since December 2019.	Director of Administration, Glenmede Investment Management LP (since October 2019); Managing Director, State Street Bank and Trust Company (from 2007 - October 2019).
Eimile J. Moore 690 Taylor Road, Suite 210 Columbus, OH 43230 Age: 51	Chief Compliance Officer of the Funds since December 2017	Managing Director, Foreside Financial Group, LLC (since 2011); Vice President/Business Manager, JP Morgan Distribution Services, Inc. (2006-2011).
Bernard Brick 100 Summer Street, Floor 7 Boston, MA 02111 Age: 46	Assistant Secretary of the Funds since December 2013.	Vice President and Senior Counsel, State Street Bank and Trust Company (2011-present).
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(Unaudited)
Proxy Voting
A description of the policies and procedures that the Funds’ investment advisor and sub-advisor use to vote proxies relating to the Funds’ portfolio securities is available, without charge, upon request, by calling 1-800-442-8299, and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-442-8299, and on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Holdings
The Funds file their complete schedule of portfolio holdings of each Portfolio with the SEC for the first and third quarter of each fiscal year as an attachment to Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov. You may also visit the Funds’ website at www.glenmedeim.com or call 1-800-442-8299 for this and other information about the Funds.
Boards of Directors’/Trustees’ Consideration of Investment Advisory and Sub-Advisory Agreements
At a meeting held on September 10, 2020, the Board of Directors of The Glenmede Fund, Inc. and the Board of Trustees of The Glenmede Portfolios (collectively, the “Boards”) renewed the Investment Advisory Agreements for each Portfolio of the Funds and the Sub-Advisory Agreement for the High Yield Municipal Portfolio. Pursuant to relief granted by the U.S. Securities and Exchange Commission (the “SEC”) in light of the COVID-19 pandemic (the “Order”) and a determination by the Boards that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the meeting was held by video- and telephone-conference.
In determining whether to renew the Investment Advisory Agreements and Sub-Advisory Agreement (collectively, the “Agreements”), the Boards, including all of the Directors/Trustees who are not interested persons under the Investment Company Act of 1940, as amended (the “Independent Directors/Trustees”), reviewed and considered, among other items: (1) a memorandum from independent counsel setting forth the Boards’ fiduciary duties, responsibilities and the factors the Boards should consider in their evaluation of the Agreements; (2) reports prepared by an independent rating and ranking organization and charts prepared by the Glenmede Investment Management, LP (the “Advisor”) and Capital International, Inc. (“Capital”), the sub-advisor to the High Yield Municipal Portfolio, comparing the performance of each Portfolio it advises or sub-advises, as applicable, to the performance of its applicable benchmark index and relevant peer group; (3) a Broadridge Financial Solutions, Inc. (“Broadridge”) report comparing each Portfolio’s advisory fees, if any, and expenses to those of its relevant peer group; and (4) reports and presentations by representatives of the Advisor and Capital, as applicable, that described: (i) the nature, extent and quality of the Advisor’s services provided to its Portfolios; (ii) the nature, extent and quality of Capital’s sub-advisory services provided to the High Yield Municipal Portfolio; (iii) the experience and qualifications of the personnel providing those services; (iv) their organizational structures, financial information, insurance coverage and Forms ADV; (v) their investment philosophies and processes; (vi) their assets under management and client descriptions; (vii) the Advisor’s soft dollar commission policy, including information on the types of research and services obtained in connection with soft dollar commissions and the Advisor’s and Capital’s trade allocation policies; (viii) the current advisory fee arrangements with those Portfolios that charge advisory fees; (ix) the contractual fee and expense waivers in effect for the Quantitative U.S. Long/Short Equity Portfolio, Quantitative International Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Equity Income Portfolio, Global Secured Options Portfolio, High Yield Municipal Portfolio, Women in Leadership U.S. Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Short Term Tax Aware Fixed Income Portfolio and Quantitative U.S. Total Market Equity Portfolio; (x) the advisory fee arrangements with the Advisor’s other similarly managed clients, if any, and Capital’s affiliate’s similarly managed fund; (xi) their compliance processes and conflicts of interest assessments; (xii) the Advisor’s profitability analyses related to providing services to the Portfolios; (xiii) Capital’s assessment its profitability in managing the High Yield Municipal Portfolio is not relevant because the sub-advisory fee is only a component of the overall advisory fee paid by the High Yield Municipal Portfolio to the Advisor; and (xiv) the extent to which economies of scale are relevant to the Portfolios. The Directors/Trustees considered the written materials, the Advisor’s and Capital’s presentations, the Funds’ Chief Compliance Officer’s quarterly and annual reports, and deliberated on the Agreements in light of this information together with information provided to the Directors/Trustees in advance of each regular quarterly meeting over the course of the year. In their deliberations, the Directors/Trustees did not identify any single piece of information that was all-important or controlling.
The nature, extent and quality of the services provided to the Portfolios under the Agreements. The Directors/Trustees considered the nature, extent and quality of the services provided by the Advisor and Capital, as applicable, to the Portfolios and the resources dedicated to the Funds by the Advisor and Capital. The Directors/Trustees also considered the background and experience of the Advisor’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers who are primarily responsible for the day-to-day portfolio management services for the Portfolios. The Directors/Trustees also considered the allocation of responsibilities among the Advisor and Capital. The Directors/Trustees also took into account the Advisor’s and Capital’s investment experience. The Directors/Trustees also considered that it receives information from the Funds’ Chief Compliance Officer regarding
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(Unaudited) — (Continued)
the Advisor’s and Capital’s compliance policies and procedures. The Directors/Trustees also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year. After reviewing these and related factors, the Boards, including all of the Independent Directors/Trustees, reached the following conclusions, among others, regarding the Advisor and Capital and their respective Agreements: the Advisor and Capital each has the capabilities, resources and personnel necessary to manage their respective Portfolio(s) and the Advisor has the capabilities, resources and personnel necessary to oversee Capital as sub-advisor to the High Yield Municipal Portfolio; the Boards are satisfied with the quality of services provided by the Advisor in advising its Portfolios and Capital in sub-advising the High Yield Municipal Portfolio.
The costs of the services provided and/or profits realized by the Advisor and Capital from their relationships with the Portfolios. The Directors/Trustees considered the fees charged to each Portfolio that pays an advisory fee as well as the expense levels of each Portfolio. This information included comparisons of each Portfolio’s advisory fee and expenses to those of its peer groups and information about the advisory fees charged by the Advisor and Capital’s affiliate to other accounts with a similar strategy, if any. In evaluating the Portfolios’ advisory fees, the Directors/Trustees considered the demands, complexity and quality of the investment management of the Portfolios. In considering the fees charged by the Advisor and Capital’s affiliate to any comparable accounts, the Directors/Trustees also considered, among other things, management’s discussion of the different investment restrictions or policies that may be involved in managing accounts of different types and mutual funds generally involve more compliance and regulatory filings and generally require additional services to manage shareholder purchases and redemptions than separate accounts.
The Directors/Trustees also noted that the sub-advisory fee, for the High Yield Municipal Portfolio would not be paid by the Portfolio, but would be paid by the Advisor out of its advisory fee. The Directors/Trustees also considered that the Advisor had renewed the existing expense limitation agreements with the Quantitative U.S. Long/Short Equity Portfolio, Quantitative International Equity Portfolio, Quantitative U.S. Large Cap Value Equity Portfolio, Quantitative U.S. Small Cap Equity Portfolio, Equity Income Portfolio, Global Secured Options Portfolio, High Yield Municipal Portfolio, Women in Leadership U.S. Equity Portfolio, Responsible ESG U.S. Equity Portfolio, Short Term Tax Aware Fixed Income Portfolio and Quantitative U.S. Total Market Equity Portfolio, pursuant to which the Advisor agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each such Portfolio’s total annual operating expenses for a period of time.
The Directors/Trustees examined the profitability of the Advisor on a Portfolio-by-Portfolio basis and concluded that the profit to the Advisor for advisory services to the Portfolios seemed reasonable. The Boards also noted that Glenmede Trust receives fees for shareholder servicing fees for certain classes of the Portfolios. The Glenmede Fund Board concluded that Capital’s profitability for providing services to the High Yield Municipal Portfolio was not a material factor in determining whether to renew the Sub-Advisory Agreement for the High Yield Municipal Portfolio; and the benefits derived by the Advisor from managing the Portfolios, including how the Advisor uses soft dollars and selects brokers, and the ways in which it conducts portfolio transactions, seem reasonable. The Glenmede Fund Board concluded that consideration of Capital’s use of soft dollars was not relevant because based on the information provided, Capital does not use soft dollars in sub-advising the High Yield Municipal Portfolio.
After reviewing these and related factors, including taking into account management’s discussion regarding the Portfolios’ expenses, the Boards concluded that the advisory fees and the sub-advisory fee, were reasonable, and that the costs of these services generally and the related profitability of the Advisor from its relationships with the Portfolios were reasonable and supported the continuation of the Agreements. The Boards considered the annual operating expenses paid by each Portfolio and the operating expenses being paid by other comparable mutual funds. The Boards concluded that based on the Broadridge reports and those Portfolios that have contractual fee waiver and expense reimbursement agreements with the Advisor, the annual portfolio operating expenses were reasonable. Glenmede Fund Board also concluded that the advisory fees charged by the Advisor are based on services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of exchange traded funds in which the Portfolios may invest.
Investment performance of the Portfolios. The Directors/Trustees received and reviewed with management, information about the performance of the Portfolios over various time periods, including information that compared the performance of the Portfolios to the performance of peer groups and each Portfolio’s performance benchmark. The Boards also took into account the portfolio managers’ discussion of each Portfolio’s performance, including, where applicable, the reasons for a Portfolio’s over-or-under performance as compared to its benchmark index and/or peer group. The Boards concluded that based on the information provided, the performance of the Portfolios are generally mixed as compared with their applicable benchmark indices and other mutual funds in their peer groups in light of all factors considered.
Economies of Scale. The Directors/Trustees considered the existence of any economies of scale in the provision of services by the Advisor and Capital and whether those economies would be shared with the Portfolios through expense waivers or limitations. The Directors/Trustees noted that since the fees payable to the Advisor do not have breakpoints, there would be no economies of scale for those fees as the Portfolios’ assets increase. With respect to its evaluation of the High Yield Municipal Portfolio’s sub-advisory fee, economies of scale were not considered relevant because the sub-advisory fee is paid by the Advisor, not the High Yield Municipal Portfolio nor its shareholders, and
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(Unaudited) — (Concluded)
therefore has no impact on the High Yield Municipal Portfolio’s expense ratio. After reviewing these and related factors, the Boards concluded that the advisory fees, and as applicable, sub-advisory fees were reasonable and supported the continuation of the Agreements.
Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Boards, including the Independent Directors/Trustees, concluded that renewal of each of the Investment Advisory Agreements and the Sub-Advisory Agreement would be reasonable and fair to the respective Portfolios and their shareholders, and approved the Agreements for an additional one-year period. Pursuant to the SEC Order, the Boards determined that the Directors/Trustees, including the Independent Directors/Trustees, voting separately, would ratify their approval at the next in-person Board meeting.
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
Each of the Portfolios has adopted the Funds’ Liquidity Risk Management Program (the “Program”) pursuant to Rule 22e-4 under the Investment Company Act of 1940 Act, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Portfolio’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio. Each Fund’s Board has appointed Glenmede Investment Management L.P. to be the program administrator for the Program (the “Program Administrator”). Among other things, the Liquidity Rule requires that the Program Administrator provide a written report to the Boards of Directors/Trustees (the “Boards”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of the Highly Liquidity Investment Minimum (“HLIM”) established for each Portfolio, if any, and any material changes to the Program (the “Report”). On June 1, 2020, the Boards received the first annual Report concerning the operation of the Program for the period from December 1, 2018 through April 30, 2020 (the “Program Reporting Period”). The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program had been adequately and effectively implemented with respect to each Portfolio. There were no material changes to the Program during the Program Reporting Period and none of the Portfolios were required to set a HLIM. The Report concluded that the Program is appropriately designed, implemented and is effectively operating to assess and manage each Portfolio’s liquidity risk within the compliance parameters of the Liquidity Rule during the Program Reporting Period.
225

The Glenmede Fund, Inc. and The Glenmede Portfolios
Investment Advisor
Glenmede Investment Management LP
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, Pennsylvania 19103
Administrator
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square
Suite 2000
Philadelphia, Pennsylvania 19103-6996
Distributor
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, Wisconsin 53202
Independent Auditors
PricewaterhouseCoopers LLP
2 Commerce Square, Suite #1800
2001 Market Street
Philadelphia, Pennsylvania 19103
Investment Sub-Advisor
(for High Yield Municipal Portfolio)
Capital International, Inc.
11100 Santa Monica Boulevard
Los Angeles, California 90025

The report is submitted for the general information of the shareholders of The Glenmede Fund, Inc. and The Glenmede Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Funds, which contain information concerning the Fund’s investment policies and expenses as well as other pertinent information.

Item 2. Code of Ethics.

As of October 31, 2020, the Registrant has adopted a code of ethics that applies to the Registrant’s President and Treasurer (Principal Executive Officer and Principal Financial Officer). For the year ended October 31, 2020, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Harry Wong, who is “independent” as defined in Item 3(a)(2) of this Form.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $569,517 and $500,906 for the fiscal years ended October 31, 2019 and October 31, 2020, respectively.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2019 and October 31, 2020 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s tax returns, other tax-related filings, excise tax calculations and final income distributions for liquidating funds were $104,280 and $101,200 for the fiscal years ended October 31, 2019 and October 31, 2020, respectively.

(d)

All Other Fees – There were no other fees billed for the fiscal years ended October 31, 2019 and October 31, 2020 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2020 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees and services billed by the Registrant’s accountant for each of the last two fiscal years were $104,280 and $101,200 for the fiscal years ended October 31, 2019 and October 31, 2020, respectively, as described above.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on the evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the Registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item  13. Exhibits.

(a)(1) Code of Ethics for the Registrant’s President and Treasurer (Principal Executive Officer and Principal Financial Officer) described in Item 2 is attached hereto.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant, as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350), are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	THE GLENMEDE FUND, INC.

By (Signature and Title)	/s/ Kent E. Weaver
Kent E. Weaver President (Principal Executive Officer)

Date	January 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kent E. Weaver
Kent E. Weaver President (Principal Executive Officer)

Date	January 6, 2021

/s/ Christopher E. McGuire
Christopher E. McGuire Treasurer (Principal Financial Officer)

Date	January 6, 2021